                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

Pre-Effective Amendment No. _____                                            [ ]

Post-Effective Amendment No. 57 (File No. 2-72174)                           [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 57 (File No. 811-3178)                                         [X]

RIVERSOURCE BOND SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, Minnesota 55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(612) 671-1947

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on Sept. 28, 2007 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)


RIVERSOURCE(R)

CORE BOND FUND


PROSPECTUS SEPT. 28, 2007

RIVERSOURCE CORE BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION.


Classes A, B, C, I, R2, R3, R4, R5 and W


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


THE FUND....................................................      3P
Objective...................................................      3p
Principal Investment Strategies.............................      3p
Principal Risks.............................................      4p
Past Performance............................................      7p
Fees and Expenses...........................................     10p
Other Investment Strategies and Risks.......................     13p
Fund Management and Compensation............................     15p
FINANCIAL HIGHLIGHTS........................................     17P
BUYING AND SELLING SHARES...................................     S.1
Description of Share Classes................................     S.1
   Investment Options -- Classes of Shares .................     S.1
   Sales Charges............................................     S.5
   Opening an Account.......................................    S.10
Exchanging or Selling Shares................................    S.13
   Exchanges................................................    S.15
   Selling Shares...........................................    S.17
VALUING FUND SHARES.........................................    S.18
DISTRIBUTIONS AND TAXES.....................................    S.19
Dividends and Capital Gain Distributions....................    S.19
Reinvestments...............................................    S.19
Taxes.......................................................    S.19
GENERAL INFORMATION.........................................    S.21


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2P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource Core Bond Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

- Evaluating the portfolio's total exposure to sectors, industries and securities relative to the Index.

- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations of changes in interest rates or credit quality).


- Targeting an average portfolio duration within one year of the duration of the Index which, as of July 31, 2007, was 4.67 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.


The Fund's investment process employs risk controls that are designed to maintain risk levels comparable to the Index. These controls include review of effective duration and limitation on sector allocations, industry concentration and the size of individual positions.

In evaluating whether to sell a security, the investment manager considers, among other factors:

- The portfolio's total exposure to sectors, industries and securities relative to the Index.

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                                RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 3P

- Whether a security's rating has changed or is vulnerable to a change.

- Whether a sector or industry is experiencing change.

- Changes in the interest rate or economic outlook.

- Identification of a more attractive opportunity.


The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

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4P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.



INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

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                                RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 5P

PREPAYMENT AND EXTENSION RISK. Prepayment and extension rate is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


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6P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class I and Class R4 shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


- the maximum sales charge for Class A shares;

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;


- no sales charge for Class I and Class R4 shares; and



- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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                                RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 7P

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

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                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)
                                  (BAR CHART)

                                                                                           +3.76%     +1.86%     +3.77%
                                                                                            2004       2005       2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +3.38% (quarter ended Sept. 30, 2006) and the lowest return for a calendar quarter was -2.45% (quarter ended June 30, 2004).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2007 was +0.90%.


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8P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)



                                                            SINCE
                                                          INCEPTION      SINCE
                                                         (CLASSES A,   INCEPTION
                                                1 YEAR   B, C & R4)    (CLASS I)
 RiverSource Core Bond Fund:
   Class A
      Return before taxes                       -1.16%     +0.91%(a)      N/A
      Return after taxes on distributions       -2.61%     -0.27%(a)      N/A
      Return after taxes on distributions and
      sale of fund shares                       -0.78%     +0.09%(a)      N/A
   Class B
      Return before taxes                       -2.00%     +0.77%(a)      N/A
   Class C
      Return before taxes                       +1.98%     +1.56%(a)      N/A
   Class I
      Return before taxes                       +4.12%       N/A        +3.05%(b)
   Class R4*
      Return before taxes                       +3.94%     +2.46%(a)      N/A
 Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses or
 taxes)                                         +4.33%     +3.21%(c)    +3.23%(d)
 Lipper Intermediate Investment Grade Debt
 Funds Index                                    +4.47%     +3.30%(c)    +3.25%(d)



 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a)  Inception date is June 19, 2003.

(b)  Inception date is March 4, 2004.


(c)  Measurement period started July 1, 2003.


(d)  Measurement period started March 1, 2004.



The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.


The Lipper Intermediate Investment Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


Classes R2, R3, R5 and W have not been in existence for a full calendar year and therefore performance information for these classes is not shown.



Past performance for Class R2 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class B. Past performance for Class R3 and Class W for the period prior to the beginning of operations for that class may be calculated based on the performance of Class
A. Past performance for Class R5 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class R4. In each case, the blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in higher performance for classes with higher operating expenses than those of the class with which they are blended, and lower performance for classes with lower operating expenses than those of the class with which they are blended.


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                                RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 9P

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  CLASS I
                                                                                  CLASS R2
                                                                                  CLASS R3
                                                                                   CLASS
                                                                                   R4(b)
                                                                                  CLASS R5
                                                 CLASS A    CLASS B    CLASS C    CLASS W
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                           4.75%(a)   None       None         None
 Maximum deferred sales charge (load) imposed
 on sales (as a percentage of offering price
 at time of purchase)                              None        5%         1%         None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:
                                                   CLASS A    CLASS B    CLASS C    CLASS W
 Management fees                                    0.48%      0.48%      0.48%      0.48%
 Distribution (12b-1) fees                          0.25%      1.00%      1.00%      0.25%
 Other expenses(c)                                  0.36%      0.37%      0.37%      0.35%
 Total annual fund operating expenses               1.09%      1.85%      1.85%      1.08%
 Fee waiver/expense reimbursement                   0.20%      0.20%      0.20%      0.13%
 Total annual (net) fund operating expenses(d)      0.89%      1.65%      1.65%      0.95%




                                                                          CLASS
                                      CLASS I    CLASS R2    CLASS R3     R4(b)        CLASS R5
 Management fees                       0.48%      0.48%       0.48%        0.48%        0.48%
 Distribution (12b-1) fees             0.00%      0.50%       0.25%        0.00%        0.00%
 Other expenses(c)                     0.18%      0.47%       0.46%        0.47%        0.23%
 Total annual fund operating
 expenses                              0.66%      1.45%       1.19%        0.95%        0.71%
 Fee waiver/expense reimbursement      0.16%      0.15%       0.14%        0.18%        0.16%
 Total annual (net) fund operating
 expenses(d)                           0.50%      1.30%       1.05%        0.77%        0.55%


(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."

(b) Effective Dec. 11, 2006, the following changes were implemented: renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R2, Class R3 and Class R4, a plan administration services fee. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.


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10P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.50% for Class I, 1.30% for Class R2, 1.05% for Class R3, 0.77% for Class R4, 0.55% for Class R5 and 0.95% for Class W.




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                               RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 11P

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $562        $786        $1,030        $1,728
 Class B                                      $668(b)     $963(b)     $1,183(b)     $1,958(c)
 Class C                                      $268(b)     $563        $  983        $2,158
 Class I                                      $ 51        $195        $  353        $  811
 Class R2                                     $132        $444        $  779        $1,728
 Class R3                                     $107        $364        $  642        $1,436
 Class R4                                     $ 79        $285        $  509        $1,154
 Class R5                                     $ 56        $211        $  380        $  871
 Class W                                      $ 97        $331        $  584        $1,310


(a)  Includes a 4.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $562        $786        $1,030        $1,728
 Class B                                      $168        $563        $  983        $1,958(b)
 Class C                                      $168        $563        $  983        $2,158
 Class I                                      $ 51        $195        $  353        $  811
 Class R2                                     $132        $444        $  779        $1,728
 Class R3                                     $107        $364        $  642        $1,436
 Class R4                                     $ 79        $285        $  509        $1,154
 Class R5                                     $ 56        $211        $  380        $  871
 Class W                                      $ 97        $331        $  584        $1,310


(a)  Includes a 4.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

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12P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds(ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.



Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

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                               RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 13P

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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14P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.48% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

- Co-managed the Fund since 2003.

- Leader of the liquid assets sector team.

- Joined RiverSource Investments in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

- Began investment career in 1988.

- MBA, Marquette University.

Scott Kirby, Portfolio Manager

- Co-managed the Fund since 2003.

- Leader of the structured assets sector team.

- Employed by RiverSource Investments from 1979 to 1985 and from 1987 to the present.

- Began investment career in 1979.

- MBA, University of Minnesota.

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                               RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 15P

Tom Murphy, CFA, Portfolio Manager

- Co-managed the Fund since 2003.

- Leader of the investment grade corporate bond sector team.

- Joined RiverSource Investments in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

- Began investment career in 1986.

- MBA, University of Michigan.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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16P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL YEAR ENDED JULY 31, 2007 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE JULY 31, 2006 HAS BEEN AUDITED BY KPMG LLP.


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                               RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 17P

CLASS A



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.46          $9.72          $9.62          $9.49          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .42(c)         .36            .31            .26            .02
Net gains (losses) (both realized and
 unrealized)                                .02           (.26)           .11            .13           (.45)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .44            .10            .42            .39           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.42)          (.36)          (.32)          (.26)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48          $9.46          $9.72          $9.62          $9.49
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $40            $36            $40            $65            $51
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .89%           .90%           .94%           .97%           .96%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.39%          3.84%          3.09%          2.61%          1.80%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.75%          1.13%          4.32%          4.06%         (4.31%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.09%, 1.12%, 1.04%, 1.06% and 2.56% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

18P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

CLASS B



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.47          $9.72          $9.62          $9.50          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35(c)         .29            .23            .18            .01
Net gains (losses) (both realized and
 unrealized)                                .01           (.25)           .11            .12           (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .04            .34            .30           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.29)          (.24)          (.18)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48          $9.47          $9.72          $9.62          $9.50
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $10            $11            $12             $8             $2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.65%          1.66%          1.69%          1.74%          1.73%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.62%          3.09%          2.39%          1.87%          1.37%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.85%           .42%          3.56%          3.18%         (4.28%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.85%, 1.89%, 1.83%, 1.83% and 3.32% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

                               RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 19P

CLASS C



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.47          $9.72          $9.62          $9.50          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35(c)         .29            .23            .18            .01
Net gains (losses) (both realized and
 unrealized)                                .01           (.26)           .11            .12           (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .03            .34            .30           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.28)          (.24)          (.18)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48          $9.47          $9.72          $9.62          $9.50
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.65%          1.67%          1.69%          1.72%          1.64%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.63%          3.07%          2.40%          1.88%          1.51%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.85%           .42%          3.55%          3.17%         (4.28%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.85%, 1.89%, 1.84%, 1.81% and 3.32% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

20P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

CLASS I



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.45          $9.71          $9.61          $9.79
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .45(c)         .39            .33            .12
Net gains (losses) (both realized and
 unrealized)                                .02           (.26)           .11           (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .47            .13            .44           (.06)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.46)          (.39)          (.34)          (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.46          $9.45          $9.71          $9.61
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $259           $174           $113            $63
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .54%           .58%           .70%           .70%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.75%          4.22%          3.42%          3.03%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.01%          1.47%          4.58%          (.72%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.66%, 0.69%, 0.72% and 0.73% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

                               RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 21P

CLASS R2



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24(c)
Net gains (losses) (both realized and
 unrealized)                               (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .06
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.23)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.30%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.04%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .67%(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.45% for the period ended July 31, 2007.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

22P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

CLASS R3



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .26(c)
Net gains (losses) (both realized and
 unrealized)                               (.19)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .07
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.24)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.05%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.29%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .83%(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.18% for the period ended July 31, 2007.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

                               RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 23P

CLASS R4*



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.46          $9.72          $9.62          $9.49          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .43(c)         .38            .32            .27            .02
Net gains (losses) (both realized and
 unrealized)                                .02           (.26)           .11            .13           (.45)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .45            .12            .43            .40           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.44)          (.38)          (.33)          (.27)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.47          $9.46          $9.72          $9.62          $9.49
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .73%           .74%           .78%           .80%           .82%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.43%          4.01%          3.36%          2.78%          2.01%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.81%          1.28%          4.49%          4.23%         (4.30%)(i)
-----------------------------------------------------------------------------------------------------------



 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.93%, 0.94%, 0.92%, 0.89% and 2.40% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

24P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

CLASS R5



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .29(c)
Net gains (losses) (both realized and
 unrealized)                               (.19)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .10
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .55%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.78%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           1.14%(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 0.71% for the period ended July 31, 2007.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

                               RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS 25P

CLASS W



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.69
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .28(c)
Net gains (losses) (both realized and
 unrealized)                               (.23)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .05
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.47
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .95%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.41%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .58%(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.08% for the period ended July 31, 2007.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

26P RIVERSOURCE CORE BOND FUND -- 2007 PROSPECTUS

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)

INVESTMENT OPTIONS SUMMARY

See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class A    Available to        Yes. Payable at    No.                        Yes.              No.
           all investors.      time of purchase.                             0.25%
                               Lower sales
                               charge for larger
                               investments.
-------------------------------------------------------------------------------------------------------------
Class      Available to        No. Entire         Maximum 5% CDSC during     Yes.              No.
  B(b)     all investors.      purchase price is  the first year decreasing  1.00%
                               invested in        to 0% after six years.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S-6400-6                                                                     S.1

INVESTMENT OPTIONS SUMMARY (CONTINUED)
                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class C    Available to        No. Entire         1% CDSC may apply if you   Yes.              No.
           all investors.      purchase price is  sell shares within one     1.00%
                               invested in        year after purchase.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------
Class I    Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R2   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.50%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R3   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.25%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R4   Limited to          No.                No.                        No.               Yes.
           qualifying                                                                          0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R5   Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class W    Limited to          No.                No.                        Yes.              No.
           qualifying                                                        0.25%
           discretionary
           managed accounts.
-------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(b)  See "Buying and Selling Shares, Sales Charges, Class B and Class
     C -- contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing will vary depending on the date of your original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after

--------------------------------------------------------------------------------

S.2
purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.

For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

- Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

--------------------------------------------------------------------------------

                                                                             S.3

CLASS R SHARES.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds).

- Bank Trusts departments.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.

IN ADDITION, FOR CLASS I, CLASS R AND CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT INVESTMENTS FROM OTHER PURCHASERS NOT LISTED ABOVE.

For more information, see the SAI.

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S.4

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES

                                                                      MAXIMUM REALLOWANCE
                            AS A % OF             AS A % OF                AS A % OF
TOTAL MARKET VALUE       PURCHASE PRICE**    NET AMOUNT INVESTED         PURCHASE PRICE
--------------------------------------------------------------------------------------------
 Up to $49,999                 4.75%                 4.99%                    4.00%
 $50,000 -- $99,999            4.25                  4.44                     3.50
 $100,000 -- $249,999          3.50                  3.63                     3.00
 $250,000 -- $499,999          2.50                  2.56                     2.15
 $500,000 -- $999,999          2.00                  2.04                     1.75
 $1,000,000 or more            0.00                  0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 ** Purchase price includes the sales charge.
 ***Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

- Your current investment in a fund; and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

--------------------------------------------------------------------------------
                                                                             S.5

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

- Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

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S.6

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.

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                                                                             S.7

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

  - through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;

  - through bank trust departments.

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                      THE CDSC PERCENTAGE RATE IS:*
 First year                                                        5%
 Second year                                                       4%
 Third year                                                        4%
 Fourth year                                                       3%
 Fifth year                                                        2%
 Sixth year                                                        1%
 Seventh or eighth year                                            0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

--------------------------------------------------------------------------------

S.8

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:
- in the event of the shareholder's death;

- held in trust for an employee benefit plan; or

--------------------------------------------------------------------------------
                                                                             S.9

- held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  - at least 59 1/2 years old AND

  - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  - selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        The financial institution through which you buy shares may have different policies not described in this prospectus,
                    including different minimum investment amounts and minimum account balances.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.10

THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                    Mail your check and completed application to:

                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.
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BY WIRE OR ACH      Fund shares purchased through the distributor may be paid
                    for by federal funds wire. Before sending a wire, call (888)
                    791-3380 to notify the distributor of the wire and to receive further instructions.

                    If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                    Your bank or financial institution may charge additional fees for wire transactions.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            S.11

BY EXCHANGE         Call (888) 791-3380 or send signed written instructions to the address above.
--------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $2,000                $1,000         $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $100           $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE*       $300                  None           $2,500                     $500

  * If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
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MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $100                  $100           $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $50            $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE**      None                  None           $2,500                     $500

 ** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
--------------------------------------------------------------------------------

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap accounts, for accounts that are part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

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S.12

Please contact your financial institution for information regarding wire or electronic funds transfer.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        You can exchange or sell shares by having your financial
                    institution process your transaction. The financial
                    institution through which you purchased shares may have
                    different policies not described in this prospectus,
                    including different transaction limits, exchange policies
                    and sale procedures.
--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL             Mail your exchange or sale request to:

                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    Include in your letter:

                    - your name

                    - the name of the fund(s)

                    - your account number

                    - the class of shares to be exchanged or sold

                    - your Social Security number or Employer Identification
                      number

                    - the dollar amount or number of shares you want to exchange or sell

                    - specific instructions regarding delivery or exchange
                      destination

                    - signature(s) of registered account owner(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            S.13

BY MAIL (CONT.)
                    - any special documents the transfer agent may require in
                      order to process your order

                    Corporate, trust or partnership accounts may need to send additional documents.

                    Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                    A Medallion Signature Guarantee is required if:

                    - Amount is over $50,000.

                    - You want your check made payable to someone other than
                      yourself.

                    - Your address has changed within the last 30 days.

                    - You want the check mailed to an address other than the
                      address of record.

                    - You want the proceeds sent to a bank account not on file.

                    - You are the beneficiary of the account and the account
                      owner is deceased (additional documents may be required).

                    A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                    NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.
--------------------------------------------------------------------------------

BY TELEPHONE        Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                    available to you. Reasonable procedures will be used to
                    confirm authenticity of telephone exchange or sale requests.
                    Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                    qualified retirement accounts. You may request that these
                    privileges NOT apply by writing to the address above.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S.14

                    Payment will be mailed to the address of record and made payable to the names listed on the account.

                    Telephone sale requests are limited to $100,000 per day.
--------------------------------------------------------------------------------

BY WIRE OR ACH      You can wire money from your fund account to your bank
                    account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                    Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                    A service fee may be charged against your account for each wire sent.

                    Minimum amount: $100

                    Your bank or financial institution may charge additional fees for wire transactions.
--------------------------------------------------------------------------------

BY SCHEDULED
PAYOUT PLAN         You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more
                    information.
--------------------------------------------------------------------------------

IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES


Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.


MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

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                                                                            S.15

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the new fund.

--------------------------------------------------------------------------------
S.16

- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange or sale.

- Shares of the Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

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                                                                            S.17

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

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S.18

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

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                                                                            S.19

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements upon the withdrawal of the sales proceeds from such accounts. Please consult your tax advisor.

FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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S.20

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

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                                                                            S.21

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment
Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

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S.22

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

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                                                                            S.23

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

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S.24

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated product could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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                                                                            S.25

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds


You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #811-3178


TICKER SYMBOL
Class A: ACBAX     Class B: ABOBX     Class C: --        Class I: ABDIX
Class R2: --       Class R3: --       Class R4: RSCFX    Class R5: --       Class W: RCBWX



(RIVERSOURCE INVESTMENTS LOGO)                                S-6267-99 G (9/07)

Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)


RIVERSOURCE(R)

FLOATING RATE FUND


PROSPECTUS SEPT. 28, 2007

RIVERSOURCE FLOATING RATE FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, PRESERVATION OF CAPITAL.


Classes A, B, C, I, R4 and W


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


THE FUND....................................................      3P
Objective...................................................      3p
Principal Investment Strategies.............................      3p
Principal Risks.............................................      4p
Past Performance............................................      8p
Fees and Expenses...........................................      9p
Other Investment Strategies and Risks.......................     11p
Fund Management and Compensation............................     12p
FINANCIAL HIGHLIGHTS........................................     15P
BUYING AND SELLING SHARES...................................     S.1
Description of Share Classes................................     S.1
   Investment Options -- Classes of Shares .................     S.1
   Sales Charges............................................     S.5
   Opening an Account.......................................    S.10
Exchanging or Selling Shares................................    S.13
   Exchanges................................................    S.15
   Selling Shares...........................................    S.17
VALUING FUND SHARES.........................................    S.18
DISTRIBUTIONS AND TAXES.....................................    S.19
Dividends and Capital Gain Distributions....................    S.19
Reinvestments...............................................    S.19
Taxes.......................................................    S.19
GENERAL INFORMATION.........................................    S.21


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2P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource Floating Rate Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital. Because any investment involves risk, achieving these objectives cannot be guaranteed. Only shareholders can change the Fund's objectives.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, at least 80% of the Fund's net assets will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to "junk bonds") or, if unrated, be considered by the investment manager to be of comparable quality. Up to 25% of the Fund's net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


Floating rate loans are debt obligations of companies and other similar entities that have interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate (such as LIBOR (London Interbank Offered Rate)) plus a premium). Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire loans directly through the agent or from another holder of the loan by assignment. Currently, there is an active trading market for these loans. They are generally valued on a daily basis by independent pricing services.


The Fund normally invests in senior secured floating rate loans. Senior secured floating rate loans ordinarily are secured by specific collateral or assets of the borrower so that holders of the loans will have a claim on those assets senior to the claim of certain other parties in the event of default or bankruptcy by the borrower. These loans usually are senior in rank to other securities issued by the borrower (such as common stock or other debt instruments). The proceeds of the loan primarily are used by the borrower to finance leveraged buy-outs, recapitalizations, dividends to sponsors, mergers and acquisitions, and, to a lesser extent, to finance internal growth or for other corporate purposes. Senior floating rate loans held by the Fund will generally have final maturities of nine years or less.


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                            RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS 3P

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) identifies loans for potential investment by conducting extensive credit analysis which typically includes an analysis of the collateral value supporting such loan, the liquidity profile of the borrower, an analysis of the borrower's capital structure, a competitive analysis of the borrower and its industry, an evaluation of the management team's capabilities, a review of the legal documentation supporting such loan, including an analysis of the covenants and the rights and remedies of the lender, and the Fund's relative concentration by industry. Additionally, the investment manager considers its interest rate outlook, the interest rate (and floating rate formula) to be paid on the investment, the portfolio's exposure to a particular sector, and the relative value of the loan within the sector, among other factors. Once a loan is in the portfolio, it is continually monitored. Generally, a decision to hold or sell a loan is made based on the investment manager's analysis of the relative value of other opportunities for investment, the borrower's risk profile, and expected recovery values versus the current market value of the holding.


In addition to floating rate loans, the Fund may invest in other floating rate instruments including, but not limited to, bonds, notes and asset-backed securities. Additionally, the investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure. The Fund may count the value of derivative securities with floating rate loan characteristics towards its 80% policy.


The remaining balance of the portfolio may be invested in investment grade fixed income debt obligations, non-investment grade fixed income debt obligations and certain money market instruments. For purposes of the 80% policy, money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a borrower, a single issuer, sector of the economy, industry, or the market as a whole. The market value of floating rate loans and securities may fluctuate, sometimes rapidly and unpredictably.

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4P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt security will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the issuer of a floating rate loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund's performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.


LIQUIDITY RISK. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. Other debt securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund's performance.


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


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                            RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS 5P

CONFIDENTIAL INFORMATION ACCESS RISK. In managing the Fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the Fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.



Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.



Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.



Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.


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6P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

FOREIGN RISK. The following are all components of foreign risk:



Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.



Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.



Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


HIGHLY LEVERAGED TRANSACTIONS RISK. The corporate loans and corporate debt securities in which the Fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the Fund's investment manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

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                            RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS 7P

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed income securities in the Fund's portfolio: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.


PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the portfolio managers may not be able to reinvest in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.


PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on Feb. 16, 2006.


When available, the Fund intends to compare its performance to the performance of the Credit Suisse First Boston (CSFB) Leveraged Loan Index. The CSFB Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------

8P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  CLASS I
                                                                                   CLASS
                                                                                   R4(b)
                                                 CLASS A    CLASS B    CLASS C    CLASS W
 Maximum sales charge (load) imposed on
 purchases
 (as a percentage of offering price)              4.75%(a)   None       None         None
 Maximum deferred sales charge (load) imposed
 on sales
 (as a percentage of offering price at time
 of purchase)                                      None        5%         1%         None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:
                                                   CLASS A    CLASS B    CLASS C    CLASS W
 Management fees                                    0.61%      0.61%      0.61%      0.61%
 Distribution (12b-1) fees                          0.25%      1.00%      1.00%      0.25%
 Other expenses(c)                                  0.21%      0.22%      0.21%      0.36%
 Total annual fund operating expenses               1.07%      1.83%      1.82%      1.22%
 Fee waiver/expense reimbursement                   0.01%      0.01%      0.01%      0.01%
 Total annual (net) fund operating expenses(d)      1.06%      1.82%      1.81%      1.21%




                                                                CLASS I    CLASS R4(b)
 Management fees                                                 0.61%        0.61%
 Distribution (12b-1) fees                                       0.00%        0.00%
 Other expenses(c)                                               0.15%        0.44%
 Total annual fund operating expenses                            0.76%        1.05%
 Fee waiver/expense reimbursement                                0.00%        0.11%
 Total annual (net) fund operating expenses(d)                   0.76%        0.94%


(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."

(b) Effective Dec. 11, 2006, the following changes were implemented: renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.


(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.06% for Class A, 1.82% for Class B, 1.81% for Class C, 0.76% for Class I, 0.94% for Class R4 and 1.21% for Class W.


--------------------------------------------------------------------------------

                            RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS 9P

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $578        $798        $1,037        $1,722
 Class B                                      $685(b)     $975(b)     $1,190(b)     $1,952(c)
 Class C                                      $284(b)     $572        $  985        $2,141
 Class I                                      $ 78        $243        $  423        $  946
 Class R4                                     $ 96        $323        $  570        $1,277
 Class W                                      $123        $384        $  666        $1,471


(a)  Includes a 4.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $578        $798        $1,037        $1,722
 Class B                                      $185        $575        $  990        $1,952(b)
 Class C                                      $184        $572        $  985        $2,141
 Class I                                      $ 78        $243        $  423        $  946
 Class R4                                     $ 96        $323        $  570        $1,277
 Class W                                      $123        $384        $  666        $1,471


(a)  Includes a 4.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

--------------------------------------------------------------------------------

10P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.



Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's floating rate loans and securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in floating rate loans and fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

--------------------------------------------------------------------------------

                           RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS 11P

Portfolio Turnover. Trading of floating rate loans and securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.61% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


--------------------------------------------------------------------------------

12P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Lynn A. Hopton, Portfolio Manager

- Co-managed the Fund since 2006.

- Senior Managing Director and Co-Head of the Collateralized Debt Obligations Group.

- Joined RiverSource Investments in 2000.

- Portfolio manager, SunAmerica Inc., 1991 to 2000.

- Began investment career in 1986.

- BA, Northwestern University and MBA, J.L. Kellogg Graduate School of Management at Northwestern University.

Yvonne E. Stevens, Portfolio Manager

- Co-managed the Fund since 2006.

- Senior Managing Director and Co-Head of the Collateralized Debt Obligations Group.

- Joined RiverSource Investments in 2000.

- Portfolio manager, SunAmerica Inc., 1993 to 2000.

- Began investment career in 1986.

- BA, Wellesley College and MBA, Wharton School at the University of
  Pennsylvania.

Colin J. Lundgren, CFA, Portfolio Manager

- Co-managed the Fund since 2006.

- Vice President, Institutional Fixed Income.

- Joined RiverSource Investments in 1986.

- Began investment career in 1989.

- BA, Lake Forest College.

Erol Sonderegger, CFA, Portfolio Manager

- Co-managed the Fund since 2006.

- Employed by RiverSource Investments from 1999 to 2001 as a manager for the Fixed Income Support Team and from 2003 to 2005 as a quantitative analyst.

- Investment Analyst, Minnesota State Board of Investment, 2001 to 2003.

- Began investment career in 1995.

- BBA, International Business, George Washington University.

Ms. Hopton and Ms. Stevens provide direct day-to-day management for the floating rate debt instruments portion of the portfolio. Mr. Lundgren and Mr. Sonderegger coordinate day-to-day management of the remainder of the portfolio, allocating among the sector teams of the fixed income department of RiverSource Investments. Each of the sector teams include a portfolio manager or

--------------------------------------------------------------------------------

                           RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS 13P
portfolio managers and several analysts that specialize in a specific sector of the fixed income market.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

--------------------------------------------------------------------------------

14P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL YEAR ENDED JULY 31, 2007 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE JULY 31, 2006 HAS BEEN AUDITED BY KPMG LLP.



CLASS A



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                   2007           2006(B)
Net asset value, beginning of period                            $10.05         $10.00
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .67(c)         .25
Net gains (losses) (both realized and unrealized)                 (.35)           .06
-------------------------------------------------------------------------------------
Total from investment operations                                   .32            .31
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.66)          (.26)
Distributions from realized gains                                 (.01)            --
-------------------------------------------------------------------------------------
Total distributions                                               (.67)          (.26)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $9.70         $10.05
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $426           $189
-------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)         1.03%          1.00%(g)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                          6.63%          6.05%(g)
-------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          91%            49%
-------------------------------------------------------------------------------------
Total return(h)                                                  3.18%          3.21%(i)
-------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.07% and 1.28% for the periods ended July 31, 2007 and 2006, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

                           RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS 15P

CLASS B



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                   2007           2006(B)
Net asset value, beginning of period                            $10.05         $10.00
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .59(c)         .22
Net gains (losses) (both realized and unrealized)                 (.35)           .06
-------------------------------------------------------------------------------------
Total from investment operations                                   .24            .28
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.58)          (.23)
Distributions from realized gains                                 (.01)            --
-------------------------------------------------------------------------------------
Total distributions                                               (.59)          (.23)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $9.70         $10.05
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $48            $23
-------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)         1.79%          1.77%(g)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                          5.89%          5.60%(g)
-------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          91%            49%
-------------------------------------------------------------------------------------
Total return(h)                                                  2.41%          2.87%(i)
-------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.83% and 2.05% for the periods ended July 31, 2007 and 2006, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

16P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

CLASS C



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                   2007           2006(B)
Net asset value, beginning of period                            $10.05         $10.00
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .59(c)         .22
Net gains (losses) (both realized and unrealized)                 (.35)           .05
-------------------------------------------------------------------------------------
Total from investment operations                                   .24            .27
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.58)          (.22)
Distributions from realized gains                                 (.01)            --
-------------------------------------------------------------------------------------
Total distributions                                               (.59)          (.22)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $9.70         $10.05
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $24             $6
-------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)         1.78%          1.76%(g)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                          5.85%          5.22%(g)
-------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          91%            49%
-------------------------------------------------------------------------------------
Total return(h)                                                  2.40%          2.84%(i)
-------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.82% and 2.04% for the periods ended July 31, 2007 and 2006, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

                           RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS 17P

CLASS I



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                   2007           2006(B)
Net asset value, beginning of period                            $10.05         $10.00
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .70(c)         .27
Net gains (losses) (both realized and unrealized)                 (.35)           .05
-------------------------------------------------------------------------------------
Total from investment operations                                   .35            .32
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.69)          (.27)
Distributions from realized gains                                 (.01)            --
-------------------------------------------------------------------------------------
Total distributions                                               (.70)          (.27)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $9.70         $10.05
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $186            $59
-------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)          .71%           .71%(g)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                          6.98%          6.59%(g)
-------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          91%            49%
-------------------------------------------------------------------------------------
Total return(h)                                                  3.51%          3.35%(i)
-------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.75% and 0.99% for the periods ended July 31, 2007 and 2006, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

18P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

CLASS R4*



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                   2007           2006(B)
Net asset value, beginning of period                            $10.05         $10.00
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .67(c)         .26
Net gains (losses) (both realized and unrealized)                 (.33)           .06
-------------------------------------------------------------------------------------
Total from investment operations                                   .34            .32
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.68)          (.27)
Distributions from realized gains                                 (.01)            --
-------------------------------------------------------------------------------------
Total distributions                                               (.69)          (.27)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $9.70         $10.05
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $--            $--
-------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)          .90%           .85%(g)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                          6.79%          6.22%(g)
-------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          91%            49%
-------------------------------------------------------------------------------------
Total return(h)                                                  3.33%          3.29%(i)
-------------------------------------------------------------------------------------



 *   Effective Dec. 11, 2006, Class Y was renamed to Class R4.


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.02% and 1.13% for the periods ended July 31, 2007 and 2006, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

                           RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS 19P

CLASS W



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                  2007(B)
Net asset value, beginning of period                            $10.06
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .44(c)
Net gains (losses) (both realized and unrealized)                 (.37)
-------------------------------------------------------------------------------------
Total from investment operations                                   .07
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.42)
Distributions from realized gains                                 (.01)
-------------------------------------------------------------------------------------
Total distributions                                               (.43)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $9.70
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $--
-------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)         1.15%(g)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                          6.60%(g)
-------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          91%
-------------------------------------------------------------------------------------
Total return(h)                                                   .77%(i)
-------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.19% for the period ended July 31, 2007.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

20P RIVERSOURCE FLOATING RATE FUND -- 2007 PROSPECTUS

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)

INVESTMENT OPTIONS SUMMARY

See the "Fees and Expenses" table to determine which classes are offered by this fund.


                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class A    Available to        Yes. Payable at    No.                        Yes.              No.
           all investors.      time of purchase.                             0.25%
                               Lower sales
                               charge for larger
                               investments.
-------------------------------------------------------------------------------------------------------------
Class      Available to        No. Entire         Maximum 5% CDSC during     Yes.              No.
  B(b)     all investors.      purchase price is  the first year decreasing  1.00%
                               invested in        to 0% after six years.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

S-6400-6                                                                     S.1

INVESTMENT OPTIONS SUMMARY (CONTINUED)
                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class C    Available to        No. Entire         1% CDSC may apply if you   Yes.              No.
           all investors.      purchase price is  sell shares within one     1.00%
                               invested in        year after purchase.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------
Class I    Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R2   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.50%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R3   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.25%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R4   Limited to          No.                No.                        No.               Yes.
           qualifying                                                                          0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R5   Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class W    Limited to          No.                No.                        Yes.              No.
           qualifying                                                        0.25%
           discretionary
           managed accounts.
-------------------------------------------------------------------------------------------------------------


(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(b)  See "Buying and Selling Shares, Sales Charges, Class B and Class
     C -- contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing will vary depending on the date of your original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after

--------------------------------------------------------------------------------

S.2
purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.

For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

- Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.


Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.


--------------------------------------------------------------------------------

                                                                             S.3

CLASS R SHARES.


The following eligible institutional investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:


- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.


- Health Savings Accounts (HSAs) created pursuant to public law 108-173.



Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:



- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds).



- Bank Trusts departments.


Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.


Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.


CLASS W SHARES.

The following eligible investors may purchase Class W shares:

- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.


IN ADDITION, FOR CLASS I, CLASS R AND CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT INVESTMENTS FROM OTHER PURCHASERS NOT LISTED ABOVE.


For more information, see the SAI.

--------------------------------------------------------------------------------

S.4

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES

                                                                      MAXIMUM REALLOWANCE
                            AS A % OF             AS A % OF                AS A % OF
TOTAL MARKET VALUE       PURCHASE PRICE**    NET AMOUNT INVESTED         PURCHASE PRICE
--------------------------------------------------------------------------------------------
 Up to $49,999                 4.75%                 4.99%                    4.00%
 $50,000 -- $99,999            4.25                  4.44                     3.50
 $100,000 -- $249,999          3.50                  3.63                     3.00
 $250,000 -- $499,999          2.50                  2.56                     2.15
 $500,000 -- $999,999          2.00                  2.04                     1.75
 $1,000,000 or more            0.00                  0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 ** Purchase price includes the sales charge.

 ***Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.


INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

- Your current investment in a fund; and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

--------------------------------------------------------------------------------
                                                                             S.5

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;


- Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;


- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

--------------------------------------------------------------------------------

S.6

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.

--------------------------------------------------------------------------------
                                                                             S.7

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

  - through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;


  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;



  - through bank trust departments.


- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.


The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                      THE CDSC PERCENTAGE RATE IS:*
 First year                                                        5%
 Second year                                                       4%
 Third year                                                        4%
 Fourth year                                                       3%
 Fifth year                                                        2%
 Sixth year                                                        1%
 Seventh or eighth year                                            0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

--------------------------------------------------------------------------------

S.8

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:
- in the event of the shareholder's death;

- held in trust for an employee benefit plan; or

--------------------------------------------------------------------------------
                                                                             S.9

- held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  - at least 59 1/2 years old AND

  - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  - selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION


ALL REQUESTS        The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.10

THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND


BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.



                    Mail your check and completed application to:



                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)


                                   P.O. BOX 8041


                                   BOSTON, MA 02266-8041


                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.
--------------------------------------------------------------------------------


BY WIRE OR ACH      Fund shares purchased through the distributor may be paid
                    for by federal funds wire. Before sending a wire, call (888)
                    791-3380 to notify the distributor of the wire and to receive further instructions.



                    If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.



                    Your bank or financial institution may charge additional fees for wire transactions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            S.11

BY EXCHANGE         Call (888) 791-3380 or send signed written instructions to the address above.

--------------------------------------------------------------------------------


MINIMUM INVESTMENT AND ACCOUNT BALANCE



                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $2,000                $1,000         $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $100           $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE*       $300                  None           $2,500                     $500



  * If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

--------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $100                  $100           $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $50            $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE**      None                  None           $2,500                     $500

 ** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
--------------------------------------------------------------------------------


These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap accounts, for accounts that are part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.


The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

--------------------------------------------------------------------------------

S.12

Please contact your financial institution for information regarding wire or electronic funds transfer.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION


ALL REQUESTS        You can exchange or sell shares by having your financial
                    institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

--------------------------------------------------------------------------------


ACCOUNT ESTABLISHED WITH THE FUND



BY MAIL             Mail your exchange or sale request to:



                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)


                                   P.O. BOX 8041


                                   BOSTON, MA 02266-8041


                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    Include in your letter:

                    - your name

                    - the name of the fund(s)

                    - your account number

                    - the class of shares to be exchanged or sold

                    - your Social Security number or Employer Identification
                      number

                    - the dollar amount or number of shares you want to exchange or sell

                    - specific instructions regarding delivery or exchange
                      destination

                    - signature(s) of registered account owner(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            S.13

BY MAIL (CONT.)

                    - any special documents the transfer agent may require in
                      order to process your order

                    Corporate, trust or partnership accounts may need to send additional documents.

                    Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                    A Medallion Signature Guarantee is required if:

                    - Amount is over $50,000.

                    - You want your check made payable to someone other than
                      yourself.

                    - Your address has changed within the last 30 days.

                    - You want the check mailed to an address other than the
                      address of record.

                    - You want the proceeds sent to a bank account not on file.

                    - You are the beneficiary of the account and the account
                      owner is deceased (additional documents may be required).

                    A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                    NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.
--------------------------------------------------------------------------------


BY TELEPHONE        Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.
                    Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing to the address above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S.14

                    Payment will be mailed to the address of record and made payable to the names listed on the account.



                    Telephone sale requests are limited to $100,000 per day.

--------------------------------------------------------------------------------


BY WIRE OR ACH      You can wire money from your fund account to your bank
                    account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.



                    Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.



                    A service fee may be charged against your account for each wire sent.



                    Minimum amount: $100



                    Your bank or financial institution may charge additional fees for wire transactions.

--------------------------------------------------------------------------------


BY SCHEDULED
PAYOUT PLAN         You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more information.

--------------------------------------------------------------------------------


IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.


EXCHANGES


Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.


--------------------------------------------------------------------------------

                                                                            S.15

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.


THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:


- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

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S.16

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the new fund.

- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange or sale.

- Shares of the Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

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                                                                            S.17

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

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S.18

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

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                                                                            S.19

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements upon the withdrawal of the sales proceeds from such accounts. Please consult your tax advisor.

FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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S.20

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

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                                                                            S.21

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment
Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.


Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

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S.22

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

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                                                                            S.23

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

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S.24

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated product could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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                                                                            S.25

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds


You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #811-3178


TICKER SYMBOL
Class A: RFRAX     Class B: RSFBX     Class C: RFRCX
Class I: RFRIX     Class R4: --       Class W: RFRWX



(RIVERSOURCE INVESTMENTS LOGO)                                S-6501-99 D (9/07)

Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)


RIVERSOURCE(R)
INCOME OPPORTUNITIES FUND



PROSPECTUS SEPT. 28, 2007
RIVERSOURCE INCOME OPPORTUNITIES FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION.


Classes A, B, C, I and R4

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


THE FUND....................................................      3P
Objective...................................................      3p
Principal Investment Strategies.............................      3p
Principal Risks.............................................      4p
Past Performance............................................      8p
Fees and Expenses...........................................     12p
Other Investment Strategies and Risks.......................     14p
Fund Management and Compensation............................     15p
FINANCIAL HIGHLIGHTS........................................     17P
BUYING AND SELLING SHARES...................................     S.1
Description of Share Classes................................     S.1
   Investment Options -- Classes of Shares .................     S.1
   Sales Charges............................................     S.5
   Opening an Account.......................................    S.10
Exchanging or Selling Shares................................    S.13
   Exchanges................................................    S.15
   Selling Shares...........................................    S.17
VALUING FUND SHARES.........................................    S.18
DISTRIBUTIONS AND TAXES.....................................    S.19
Dividends and Capital Gain Distributions....................    S.19
Reinvestments...............................................    S.19
Taxes.......................................................    S.19
GENERAL INFORMATION.........................................    S.21


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2P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security. Up to 25% of the Fund's net assets may be in foreign investments.



Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.


In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

- Analyzing factors such as credit quality, cash flow and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations of changes in interest rates or credit quality).

- Seeking broad diversification by allocating investments among various sectors, based on the investment manager's assessment of their economic outlook.


Additionally, for bank loans, the investment manager's process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.


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                     RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 3P

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The issuer or the security continues to meet the standards described above.

- A sector or industry is experiencing change.

- The interest rate or economic outlook changes.

- A more attractive opportunity has been identified.

Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.


The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

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4P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt instrument will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund's performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.



HIGHLY LEVERAGED TRANSACTIONS RISK. The high yield debt instruments in which the Fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the Fund's investment manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.


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                     RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 5P

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.



DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.


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6P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

INTEREST RATE RISK. The securities in the Fund are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with the fixed income securities in the Fund: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.



LIQUIDITY RISK. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. Other debt securities in which the Fund invests may be traded in the over-the counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund's performance.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.


PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the investment manager may not be able to reinvest the prepayment proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.


--------------------------------------------------------------------------------

                     RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 7P

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.



FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:



Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.



Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.



Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.



Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.



PAST PERFORMANCE


The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

--------------------------------------------------------------------------------


8P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class I and Class R4 shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

- the maximum sales charge for Class A shares;


- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;



- no sales charge for Class I and Class R4 shares; and


- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.

--------------------------------------------------------------------------------

                     RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 9P

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

                                  (BAR CHART)


                                                                                           +10.31%    +3.72%     +8.48%
                                                                                            2004       2005       2006



During the periods shown in the bar chart, the highest return for a calendar quarter was +5.03% (quarter ended Sept. 30, 2004) and the lowest return for a calendar quarter was -1.08% (quarter ended March 31, 2005).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2007 was +2.64%.


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10P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)



                                                            SINCE
                                                          INCEPTION      SINCE
                                                         (CLASSES A,   INCEPTION
                                               1 YEAR    B, C & R4)    (CLASS I)
 RiverSource Income Opportunities Fund:
   Class A
      Return before taxes                       +3.32%     +6.85%(a)      N/A
      Return after taxes on distributions       +1.04%     +4.38%(a)      N/A
      Return after taxes on distributions and
      sale of fund shares                       +2.09%     +4.40%(a)      N/A
   Class B
      Return before taxes                       +2.77%     +6.82%(a)      N/A
   Class C
      Return before taxes                       +6.67%     +7.50%(a)      N/A
   Class I
      Return before taxes                       +8.91%       N/A        +7.62%(b)
   Class R4*
      Return before taxes                       +8.67%     +8.51%(a)      N/A
 Merrill Lynch U.S. High Yield Cash Pay BB-B
 Rated Constrained Index (reflects no
 deduction for fees, expenses or taxes)         +9.27%     +8.57%(c)    +7.36%(d)
 Lipper High Current Yield Bond Funds Index    +10.17%     +9.34%(c)    +7.73%(d)



 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  Inception date is June 19, 2003.
(b)  Inception date is March 4, 2004.
(c)  Measurement period started July 1, 2003.
(d)  Measurement period started March 1, 2004.



The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.



The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


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                    RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 11P

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  CLASS I
                                                                                   CLASS
                                                 CLASS A    CLASS B    CLASS C     R4(b)
 Maximum sales charge (load) imposed on
 purchases
 (as a percentage of offering price)              4.75%(a)   None       None         None
 Maximum deferred sales charge (load) imposed
 on sales
 (as a percentage of offering price at time
 of purchase)                                      None        5%         1%         None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:
                                                             CLASS A    CLASS B    CLASS C
 Management fees                                              0.61%      0.61%      0.61%
 Distribution (12b-1) fees                                    0.25%      1.00%      1.00%
 Other expenses(c)                                            0.28%      0.29%      0.29%
 Total annual fund operating expenses                         1.14%      1.90%      1.90%
 Fee waiver/expense reimbursement                             0.00%      0.00%      0.00%
 Total annual (net) fund operating expenses(d)                1.14%      1.90%      1.90%




                                                                            CLASS
                                                                CLASS I     R4(b)
 Management fees                                                 0.61%       0.61%
 Distribution (12b-1) fees                                       0.00%       0.00%
 Other expenses(c)                                               0.13%       0.43%
 Total annual fund operating expenses                            0.74%       1.04%
 Fee waiver/expense reimbursement                                0.00%       0.03%
 Total annual (net) fund operating expenses(d)                   0.74%       1.01%


(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."

(b) Effective Dec. 11, 2006, the following changes were implemented: renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.


(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.01% for Class R4.




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12P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $586        $820        $1,074        $1,800
 Class B                                      $693(b)     $997(b)     $1,227(b)     $2,028(c)
 Class C                                      $293(b)     $597        $1,027        $2,227
 Class I                                      $ 76        $237        $  412        $  922
 Class R4                                     $103        $328        $  572        $1,273


(a)  Includes a 4.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $586        $820        $1,074        $1,800
 Class B                                      $193        $597        $1,027        $2,028(b)
 Class C                                      $193        $597        $1,027        $2,227
 Class I                                      $ 76        $237        $  412        $  922
 Class R4                                     $103        $328        $  572        $1,273


(a)  Includes a 4.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

--------------------------------------------------------------------------------

                    RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 13P

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds(ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.



Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

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14P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.61% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


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                    RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 15P

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:



Brian Lavin, CFA, Portfolio Manager



- Has managed the Fund since 2003.



- Member of the high yield sector team.



- Joined RiverSource Investments in 1994 as a high yield analyst.



- Began investment career in 1986.



- MBA, University of Wisconsin - Milwaukee.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. Mr. Lavin is a member of the team that specializes in the sector in which the Fund primarily invests. The team, led by Jennifer Ponce de Leon, collectively determines portfolio strategy. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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16P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL YEAR ENDED JULY 31, 2007 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE JULY 31, 2006 HAS BEEN AUDITED BY KPMG LLP.


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                    RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 17P

CLASS A



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.10         $10.53         $10.30          $9.70          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .68(c)         .64            .61            .62            .06
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35            .60           (.27)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .58            .34            .96           1.22           (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.69)          (.62)          (.61)          (.62)          (.06)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.69)          (.77)          (.73)          (.62)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.99         $10.10         $10.53         $10.30          $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $177           $194           $197           $178            $56
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.14%          1.14%          1.10%          1.08%          1.16%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.57%          6.25%          5.73%          5.97%          5.59%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.69%          3.49%          9.52%         12.72%         (2.04%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f)  Adjusted to an annual basis.


(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


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18P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

CLASS B



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.09         $10.53         $10.30          $9.70          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .60(c)         .56            .53            .54            .05
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35            .60           (.27)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .50            .26            .88           1.14           (.22)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.61)          (.55)          (.53)          (.54)          (.05)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.70)          (.65)          (.54)          (.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.98         $10.09         $10.53         $10.30          $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $43            $57            $79            $56             $4
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.90%          1.90%          1.86%          1.83%          1.88%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.79%          5.46%          4.99%          5.22%          5.14%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.89%          2.60%          8.70%         11.90%         (2.11%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f)  Adjusted to an annual basis.


(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


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                    RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 19P

CLASS C



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.09         $10.53         $10.30          $9.69          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .60(c)         .56            .53            .54            .05
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35            .61           (.28)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .50            .26            .88           1.15           (.23)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.61)          (.55)          (.53)          (.54)          (.05)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.70)          (.65)          (.54)          (.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.98         $10.09         $10.53         $10.30          $9.69
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $5             $6             $7             $5             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.90%          1.90%          1.86%          1.83%          1.61%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.80%          5.48%          4.98%          5.20%          5.45%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.89%          2.60%          8.69%         12.01%         (2.19%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f)  Adjusted to an annual basis.


(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------


20P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

CLASS I



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $10.11         $10.55         $10.32         $10.41
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .72(c)         .68            .65            .27
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35           (.10)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .62            .38           1.00            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.73)          (.67)          (.65)          (.26)
Distributions from realized gains            --           (.15)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.73)          (.82)          (.77)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.00         $10.11         $10.55         $10.32
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $86            $93            $69            $21
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .74%           .74%           .74%           .76%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.96%          6.67%          6.15%          6.40%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    122%           130%           124%           133%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           6.12%          3.81%          9.92%          1.58%(h)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b)  For the period from March 4, 2004 (inception date) to March 31, 2004.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f)  Adjusted to an annual basis.


(g)  Total return does not reflect payment of a sales charge.


(h)  Not annualized.


--------------------------------------------------------------------------------

                    RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS 21P

CLASS R4*



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.10         $10.54         $10.31          $9.70          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .69(c)         .66            .62            .63            .06
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.31)           .36            .61           (.27)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .59            .35            .98           1.24           (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.70)          (.64)          (.63)          (.63)          (.06)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.70)          (.79)          (.75)          (.63)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.99         $10.10         $10.54         $10.31          $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .98%(e)        .97%           .94%           .92%          1.01%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.67%(e)       6.42%          5.91%          6.08%          5.71%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.87%          3.57%          9.70%         13.00%         (2.03%)(i)
-----------------------------------------------------------------------------------------------------------



 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.01% and 2.35% for the periods ended July 31, 2007 and 2003, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------


22P RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 PROSPECTUS

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.


DESCRIPTION OF SHARE CLASSES


INVESTMENT OPTIONS -- CLASSES OF SHARES


The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)


INVESTMENT OPTIONS SUMMARY


See the "Fees and Expenses" table to determine which classes are offered by this fund.



                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class A    Available to        Yes. Payable at    No.                        Yes.              No.
           all investors.      time of purchase.                             0.25%
                               Lower sales
                               charge for larger
                               investments.
-------------------------------------------------------------------------------------------------------------
Class      Available to        No. Entire         Maximum 5% CDSC during     Yes.              No.
  B(b)     all investors.      purchase price is  the first year decreasing  1.00%
                               invested in        to 0% after six years.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

S-6400-6                                                                     S.1

INVESTMENT OPTIONS SUMMARY (CONTINUED)
                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class C    Available to        No. Entire         1% CDSC may apply if you   Yes.              No.
           all investors.      purchase price is  sell shares within one     1.00%
                               invested in        year after purchase.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------
Class I    Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R2   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.50%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R3   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.25%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R4   Limited to          No.                No.                        No.               Yes.
           qualifying                                                                          0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R5   Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class W    Limited to          No.                No.                        Yes.              No.
           qualifying                                                        0.25%
           discretionary
           managed accounts.
-------------------------------------------------------------------------------------------------------------



(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(b)  See "Buying and Selling Shares, Sales Charges, Class B and Class
     C -- contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing will vary depending on the date of your original purchase of the Class B shares.



DISTRIBUTION AND SERVICE FEES



The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after


--------------------------------------------------------------------------------

S.2
purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.


For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.



PLAN ADMINISTRATION FEE



Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.


DETERMINING WHICH CLASS OF SHARES TO PURCHASE


CLASS A, CLASS B AND CLASS C SHARES.


If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.


CLASS I SHARES.



The following eligible investors may purchase Class I shares:



- Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.



Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.


--------------------------------------------------------------------------------

                                                                             S.3

CLASS R SHARES.



The following eligible institutional investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:



- Qualified employee benefit plans.



- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.



- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.



- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.



- Health Savings Accounts (HSAs) created pursuant to public law 108-173.



Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:



- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds).



- Bank Trusts departments.



Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.



Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.



CLASS W SHARES.



The following eligible investors may purchase Class W shares:



- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.



Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.



Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.



IN ADDITION, FOR CLASS I, CLASS R AND CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT INVESTMENTS FROM OTHER PURCHASERS NOT LISTED ABOVE.



For more information, see the SAI.


--------------------------------------------------------------------------------

S.4

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES

                                                                      MAXIMUM REALLOWANCE
                            AS A % OF             AS A % OF                AS A % OF
TOTAL MARKET VALUE       PURCHASE PRICE**    NET AMOUNT INVESTED         PURCHASE PRICE
--------------------------------------------------------------------------------------------
 Up to $49,999                 4.75%                 4.99%                    4.00%
 $50,000 -- $99,999            4.25                  4.44                     3.50
 $100,000 -- $249,999          3.50                  3.63                     3.00
 $250,000 -- $499,999          2.50                  2.56                     2.15
 $500,000 -- $999,999          2.00                  2.04                     1.75
 $1,000,000 or more            0.00                  0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 ** Purchase price includes the sales charge.
 ***Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

- Your current investment in a fund; and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

--------------------------------------------------------------------------------
                                                                             S.5

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;


- Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;


- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

--------------------------------------------------------------------------------

S.6

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.


- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.


--------------------------------------------------------------------------------
                                                                             S.7

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

  - through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;


  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;



  - through bank trust departments.


- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.


The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                      THE CDSC PERCENTAGE RATE IS:*
 First year                                                        5%
 Second year                                                       4%
 Third year                                                        4%
 Fourth year                                                       3%
 Fifth year                                                        2%
 Sixth year                                                        1%
 Seventh or eighth year                                            0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

--------------------------------------------------------------------------------

S.8

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:
- in the event of the shareholder's death;

- held in trust for an employee benefit plan; or

--------------------------------------------------------------------------------
                                                                             S.9

- held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  - at least 59 1/2 years old AND

  - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  - selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.


OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        The financial institution through which you buy shares may have different policies not described in this prospectus,
                    including different minimum investment amounts and minimum account balances.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.10

THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                    Mail your check and completed application to:

                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.
--------------------------------------------------------------------------------

BY WIRE OR ACH      Fund shares purchased through the distributor may be paid
                    for by federal funds wire. Before sending a wire, call (888)
                    791-3380 to notify the distributor of the wire and to receive further instructions.

                    If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            S.11

BY WIRE OR ACH
(CONT.)
                    Your bank or financial institution may charge additional fees for wire transactions.

BY EXCHANGE         Call (888) 791-3380 or send signed written instructions to the address above.
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MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $2,000                $1,000         $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $100           $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE*       $300                  None           $2,500                     $500

  * If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
--------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $100                  $100           $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $50            $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE**      None                  None           $2,500                     $500

 ** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
--------------------------------------------------------------------------------


These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap accounts, for accounts that are part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.


--------------------------------------------------------------------------------

S.12

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        You can exchange or sell shares by having your financial
                    institution process your transaction. The financial
                    institution through which you purchased shares may have
                    different policies not described in this prospectus,
                    including different transaction limits, exchange policies
                    and sale procedures.
--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL             Mail your exchange or sale request to:

                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    Include in your letter:

                    - your name

                    - the name of the fund(s)

                    - your account number

                    - the class of shares to be exchanged or sold

                    - your Social Security number or Employer Identification
                      number

                    - the dollar amount or number of shares you want to exchange or sell

                    - specific instructions regarding delivery or exchange
                      destination
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            S.13

BY MAIL (CONT.)
                    - signature(s) of registered account owner(s)

                    - any special documents the transfer agent may require in
                      order to process your order

                    Corporate, trust or partnership accounts may need to send additional documents.

                    Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                    A Medallion Signature Guarantee is required if:

                    - Amount is over $50,000.

                    - You want your check made payable to someone other than
                      yourself.

                    - Your address has changed within the last 30 days.

                    - You want the check mailed to an address other than the
                      address of record.

                    - You want the proceeds sent to a bank account not on file.

                    - You are the beneficiary of the account and the account
                      owner is deceased (additional documents may be required).

                    A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                    NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.
--------------------------------------------------------------------------------

BY TELEPHONE        Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                    available to you. Reasonable procedures will be used to
                    confirm authenticity of telephone exchange or sale requests.
                    Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                    qualified retirement accounts. You may request that these
                    privileges NOT apply by writing to the address above.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.14

                    Payment will be mailed to the address of record and made payable to the names listed on the account.

                    Telephone sale requests are limited to $100,000 per day.
--------------------------------------------------------------------------------

BY WIRE OR ACH      You can wire money from your fund account to your bank
                    account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                    Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                    A service fee may be charged against your account for each wire sent.

                    Minimum amount: $100

                    Your bank or financial institution may charge additional fees for wire transactions.
--------------------------------------------------------------------------------

BY SCHEDULED
PAYOUT PLAN         You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more
                    information.
--------------------------------------------------------------------------------

IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES


Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.


--------------------------------------------------------------------------------

                                                                            S.15

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

--------------------------------------------------------------------------------

S.16

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the new fund.


- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.


- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange or sale.


- Shares of the Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.


SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

--------------------------------------------------------------------------------

                                                                            S.17

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

--------------------------------------------------------------------------------

S.18

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

--------------------------------------------------------------------------------

                                                                            S.19

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements upon the withdrawal of the sales proceeds from such accounts. Please consult your tax advisor.


FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.


FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.


Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax. See the SAI for more information.


Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------

S.20

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

--------------------------------------------------------------------------------

                                                                            S.21

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment
Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.



Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

--------------------------------------------------------------------------------

S.22

PAYMENTS TO FINANCIAL INSTITUTIONS


RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.


--------------------------------------------------------------------------------

                                                                            S.23

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

--------------------------------------------------------------------------------

S.24

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated product could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------
                                                                            S.25

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:
riversource.com/funds


You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #811-3178


TICKER SYMBOL
Class A: AIOAX     Class B: AIOBX     Class C: RIOCX
Class I: AOPIX     Class R4: --


(RIVERSOURCE INVESTMENTS LOGO)                                S-6266-99 G (9/07)

Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
INFLATION PROTECTED SECURITIES FUND


PROSPECTUS SEPT. 28, 2007

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND SEEKS TO PROVIDE SHAREHOLDERS WITH TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER THE LONG TERM.


Classes A, B, C, I, R4 and W


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


THE FUND....................................................      3P
Objective...................................................      3p
Principal Investment Strategies.............................      3p
Principal Risks.............................................      4p
Past Performance............................................      6p
Fees and Expenses...........................................      9p
Other Investment Strategies and Risks.......................     11p
Fund Management and Compensation............................     12p
FINANCIAL HIGHLIGHTS........................................     14P
BUYING AND SELLING SHARES...................................     S.1
Description of Share Classes................................     S.1
   Investment Options -- Classes of Shares .................     S.1
   Sales Charges............................................     S.5
   Opening an Account.......................................    S.10
Exchanging or Selling Shares................................    S.13
   Exchanges................................................    S.15
   Selling Shares...........................................    S.17
VALUING FUND SHARES.........................................    S.18
DISTRIBUTIONS AND TAXES.....................................    S.19
Dividends and Capital Gain Distributions....................    S.19
Reinvestments...............................................    S.19
Taxes.......................................................    S.19
GENERAL INFORMATION.........................................    S.21


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2P RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource Inflation Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term. Achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (non seasonally adjusted) as the inflation measure. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) makes purchases and sale decisions using proprietary valuation models to help develop an expected path of future interest rates. The output from this model and other factors are evaluated by the investment manager and guide duration and yield curve decisions to add value.

- Fund assets will be allocated among different market sectors (for example, U.S. government, foreign governments or corporate issuers of inflation-protected securities) and different maturities based on views of the relative value for each sector or maturity. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury.


- The Fund will target an average portfolio duration within one year of the duration of the Lehman Brothers U.S. Treasury Inflation Notes Index which, as of July 31, 2007, was 7.98 years on an unadjusted basis, and 5.35 years when adjusted for relative volatility and correlation to traditional Treasury securities. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. There is no limitation on the maturities of the instruments in which the Fund will invest.


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           RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS 3P

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note.


DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.


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4P RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS

DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.


INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.


PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


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           RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS 5P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class I and Class R4 shares of the Fund. These returns are compared to the index shown for the same periods. For purposes of the performance calculation in the table we assumed:


- the maximum sales charge for Class A shares;

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;


- no sales charge for Class I and Class R4 shares; and



- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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6P RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

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                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)
                                  (BAR CHART)

                                                                                                      +2.15%     -0.01%
                                                                                                       2005       2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +3.32% (quarter ended Sept. 30, 2006) and the lowest return for a calendar quarter was -2.23% (quarter ended March 31, 2006).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2007 was +1.47%.


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           RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS 7P

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)



                                                                     SINCE
                                                                   INCEPTION
                                                                  (CLASSES A,
                                                        1 YEAR   B, C, I & R4)
 RiverSource Inflation Protected Securities Fund:
   Class A
      Return before taxes                               -4.76%      +0.35%(a)
      Return after taxes on distributions               -6.01%      -1.13%(a)
      Return after taxes on distributions and sale of
      fund shares                                       -3.09%      +0.55%(a)
   Class B
      Return before taxes                               -5.60%      -0.04%(a)
   Class C
      Return before taxes                               -1.65%      +1.30%(a)
   Class I
      Return before taxes                               +0.33%      +2.39%(a)
   Class R4*
      Return before taxes                               +0.14%      +2.25%(a)
 Lehman Brothers U.S. Treasury Inflation Notes Index
 (reflects no deduction for fees, expenses or taxes)    +0.48%      +2.86%(b)



 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a)  Inception date is March 4, 2004.
(b)  Measurement period started March 1, 2004.


The Lehman Brothers U.S. Treasury Inflation Notes Index, an unmanaged index, measures the performance of the inflation protected obligations of the U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.



Class W has not been in existence for a full calendar year and therefore performance information for this class is not shown.



Past performance for Class W for the period prior to the beginning of operations may be calculated based on the performance of Class A. The blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in higher performance for classes with higher operating expenses than those of the class with which they are blended, and lower performance for classes with lower operating expenses than those of the class with which they are blended.


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8P RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                 CLASS I
                                                                                 CLASS R4(b)
                                                CLASS A    CLASS B    CLASS C    CLASS W
 Maximum sales charge (load) imposed on
 purchases
 (as a percentage of offering price)             4.75%(a)   None       None         None
 Maximum deferred sales charge (load)
 imposed on sales
 (as a percentage of offering price at time
 of purchase)                                     None        5%         1%         None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:
                                                   CLASS A    CLASS B    CLASS C    CLASS W
 Management fees                                    0.44%      0.44%      0.44%      0.44%
 Distribution (12b-1) fees                          0.25%      1.00%      1.00%      0.25%
 Other expenses(c)                                  0.29%      0.30%      0.30%      0.37%
 Total annual fund operating expenses               0.98%      1.74%      1.74%      1.06%
 Fee waiver/expense reimbursement                   0.14%      0.14%      0.15%      0.14%
 Total annual (net) fund operating expenses(d)      0.84%      1.60%      1.59%      0.92%




                                                                CLASS I    CLASS R4(b)
 Management fees                                                 0.44%        0.44%
 Distribution (12b-1) fees                                       0.00%        0.00%
 Other expenses(c)                                               0.14%        0.40%
 Total annual fund operating expenses                            0.58%        0.84%
 Fee waiver/expense reimbursement                                0.11%        0.11%
 Total annual (net) fund operating expenses(d)                   0.47%        0.73%



(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."


(b) Effective Dec. 11, 2006, the following changes were implemented: renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.


(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 0.84% for Class A, 1.60% for Class B, 1.59% for Class C, 0.47% for Class I, 0.73% for Class R4 and 0.92% for Class W.


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           RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS 9P

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $557        $759        $  979        $1,612
 Class B                                      $663(b)     $935(b)     $1,132(b)     $1,843(c)
 Class C                                      $262(b)     $534        $  931        $2,044
 Class I                                      $ 48        $175        $  314        $  719
 Class R4                                     $ 75        $257        $  456        $1,031
 Class W                                      $ 94        $324        $  572        $1,286


(a)  Includes a 4.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $557        $759         $979         $1,612
 Class B                                      $163        $535         $932         $1,843(b)
 Class C                                      $162        $534         $931         $2,044
 Class I                                      $ 48        $175         $314         $  719
 Class R4                                     $ 75        $257         $456         $1,031
 Class W                                      $ 94        $324         $572         $1,286


(a)  Includes a 4.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

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10P RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.



Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

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          RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS 11P

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.44% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Jamie Jackson, CFA, Portfolio Manager

- Managed the Fund since 2004.
- Leader of the liquid assets sector team.

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12P RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS

- Joined RiverSource Investments in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

- Began investment career in 1988.

- MBA, Marquette University.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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          RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS 13P

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL YEAR ENDED JULY 31, 2007 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE JULY 31, 2006 HAS BEEN AUDITED BY KPMG LLP.


CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                           2007              2006           2005        2004(B)
Net asset value, beginning of period                     $9.71         $10.02          $9.82         $10.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .35(c)         .47            .33            .21
Net gains (losses) (both realized and
 unrealized)                                               .04           (.33)           .21           (.34)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                           .39            .14            .54           (.13)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.41)          (.42)          (.34)          (.20)
Distributions from realized gains                           --           (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                                       (.41)          (.45)          (.34)          (.20)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.69          $9.71         $10.02          $9.82
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                                 $66            $94            $86            $38
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                                    .84%           .84%           .84%           .84%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                             3.65%          4.71%          3.47%          5.83%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                                    76%            58%            43%            11%
-----------------------------------------------------------------------------------------------------------
Total return(h)                                          4.08%          1.53%          5.43%         (1.25%)(i)
-----------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.98%, 0.96%, 1.01% and 1.52% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


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14P RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                           2007              2006           2005        2004(B)
Net asset value, beginning of period                     $9.70         $10.01          $9.82         $10.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .26(c)         .39            .25            .18
Net gains (losses) (both realized and
 unrealized)                                               .06           (.33)           .20           (.34)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                           .32            .06            .45           (.16)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.33)          (.34)          (.26)          (.17)
Distributions from realized gains                           --           (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                                       (.33)          (.37)          (.26)          (.17)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.69          $9.70         $10.01          $9.82
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                                 $16            $34            $49            $15
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                                   1.60%          1.62%          1.62%          1.62%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                             2.68%          3.81%          2.80%          5.09%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                                    76%            58%            43%            11%
-----------------------------------------------------------------------------------------------------------
Total return(h)                                          3.40%           .73%          4.52%         (1.54%)(i)
-----------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.74%, 1.71%, 1.77% and 2.30% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

          RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS 15P

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                           2007              2006           2005        2004(B)
Net asset value, beginning of period                     $9.70         $10.01          $9.82         $10.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .28(c)         .39            .25            .18
Net gains (losses) (both realized and
 unrealized)                                               .04           (.33)           .20           (.35)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                           .32            .06            .45           (.17)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.33)          (.34)          (.26)          (.16)
Distributions from realized gains                           --           (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                                       (.33)          (.37)          (.26)          (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.69          $9.70         $10.01          $9.82
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                                  $2             $3             $4             $2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                                   1.60%          1.62%          1.62%          1.61%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                             2.87%          3.79%          2.74%          4.99%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                                    76%            58%            43%            11%
-----------------------------------------------------------------------------------------------------------
Total return(h)                                          3.40%           .73%          4.51%         (1.58%)(i)
-----------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.74%, 1.71%, 1.76% and 2.30% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

16P RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                           2007              2006           2005        2004(B)
Net asset value, beginning of period                     $9.71         $10.02          $9.82         $10.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .46(c)         .50            .36            .22
Net gains (losses) (both realized and
 unrealized)                                              (.04)          (.33)           .20           (.34)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                           .42            .17            .56           (.12)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.44)          (.45)          (.36)          (.21)
Distributions from realized gains                           --           (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                                       (.44)          (.48)          (.36)          (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.69          $9.71         $10.02          $9.82
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                                $310           $148            $52            $13
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                                    .49%           .53%           .59%           .59%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                             4.75%          5.33%          3.82%          6.28%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                                    76%            58%            43%            11%
-----------------------------------------------------------------------------------------------------------
Total return(h)                                          4.44%          1.84%          5.69%         (1.14%)(i)
-----------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.58%, 0.58%, 0.65% and 1.27% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

          RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS 17P

CLASS R4*


PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                           2007              2006           2005        2004(B)
Net asset value, beginning of period                     $9.70         $10.02          $9.82         $10.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .33(c)         .47            .35            .22
Net gains (losses) (both realized and
 unrealized)                                               .04           (.33)           .20           (.35)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                           .37            .14            .55           (.13)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.41)          (.43)          (.35)          (.20)
Distributions from realized gains                           --           (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                                       (.41)          (.46)          (.35)          (.20)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.66          $9.70         $10.02          $9.82
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                                 $--             $2            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                                    .69%           .69%           .69%           .69%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                             3.17%          6.20%          3.36%          5.79%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                                    76%            58%            43%            11%
-----------------------------------------------------------------------------------------------------------
Total return(h)                                          3.92%          1.57%          5.58%         (1.19%)(i)
-----------------------------------------------------------------------------------------------------------


 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.77%, 0.79%, 0.86% and 1.37% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

18P RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                          2007(B)
Net asset value, beginning of period                     $9.82
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .33(c)
Net gains (losses) (both realized and
 unrealized)                                              (.25)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                           .08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.69
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                                 $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                                    .93%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                             5.19%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                                    76%
-----------------------------------------------------------------------------------------------------------
Total return(h)                                         .95%(i)
-----------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.06% for the period ended July 31, 2007.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

          RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 PROSPECTUS 19P

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)

INVESTMENT OPTIONS SUMMARY

See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class A    Available to        Yes. Payable at    No.                        Yes.              No.
           all investors.      time of purchase.                             0.25%
                               Lower sales
                               charge for larger
                               investments.
-------------------------------------------------------------------------------------------------------------
Class      Available to        No. Entire         Maximum 5% CDSC during     Yes.              No.
  B(b)     all investors.      purchase price is  the first year decreasing  1.00%
                               invested in        to 0% after six years.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S.1                                                                     S-6400-6

INVESTMENT OPTIONS SUMMARY (CONTINUED)
                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class C    Available to        No. Entire         1% CDSC may apply if you   Yes.              No.
           all investors.      purchase price is  sell shares within one     1.00%
                               invested in        year after purchase.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------
Class I    Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R2   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.50%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R3   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.25%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R4   Limited to          No.                No.                        No.               Yes.
           qualifying                                                                          0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R5   Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class W    Limited to          No.                No.                        Yes.              No.
           qualifying                                                        0.25%
           discretionary
           managed accounts.
-------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(b)  See "Buying and Selling Shares, Sales Charges, Class B and Class
     C -- contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing will vary depending on the date of your original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after

--------------------------------------------------------------------------------

                                                                             S.2
purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.

For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

- Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

--------------------------------------------------------------------------------

S.3

CLASS R SHARES.


The following eligible institutional investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:


- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts (HSAs) created pursuant to public law 108-173.


Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:


- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds).


- Bank Trusts departments.


Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.


IN ADDITION, FOR CLASS I, CLASS R AND CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT INVESTMENTS FROM OTHER PURCHASERS NOT LISTED ABOVE.


For more information, see the SAI.

--------------------------------------------------------------------------------

                                                                             S.4

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES

                                                                      MAXIMUM REALLOWANCE
                            AS A % OF             AS A % OF                AS A % OF
TOTAL MARKET VALUE       PURCHASE PRICE**    NET AMOUNT INVESTED         PURCHASE PRICE
--------------------------------------------------------------------------------------------
 Up to $49,999                 4.75%                 4.99%                    4.00%
 $50,000 -- $99,999            4.25                  4.44                     3.50
 $100,000 -- $249,999          3.50                  3.63                     3.00
 $250,000 -- $499,999          2.50                  2.56                     2.15
 $500,000 -- $999,999          2.00                  2.04                     1.75
 $1,000,000 or more            0.00                  0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 ** Purchase price includes the sales charge.
 ***Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

- Your current investment in a fund; and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

--------------------------------------------------------------------------------
S.5

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

- Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

--------------------------------------------------------------------------------

                                                                             S.6

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.

--------------------------------------------------------------------------------
S.7

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

  - through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;


  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;



  - through bank trust departments.


- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.


The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                      THE CDSC PERCENTAGE RATE IS:*
 First year                                                        5%
 Second year                                                       4%
 Third year                                                        4%
 Fourth year                                                       3%
 Fifth year                                                        2%
 Sixth year                                                        1%
 Seventh or eighth year                                            0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

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                                                                             S.8

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:
- in the event of the shareholder's death;

- held in trust for an employee benefit plan; or

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S.9

- held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  - at least 59 1/2 years old AND

  - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  - selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        The financial institution through which you buy shares may have different policies not described in this prospectus,
                    including different minimum investment amounts and minimum account balances.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            S.10

THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                    Mail your check and completed application to:

                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.
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BY WIRE OR ACH      Fund shares purchased through the distributor may be paid
                    for by federal funds wire. Before sending a wire, call (888)
                    791-3380 to notify the distributor of the wire and to receive further instructions.

                    If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                    Your bank or financial institution may charge additional fees for wire transactions.
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--------------------------------------------------------------------------------

S.11

BY EXCHANGE         Call (888) 791-3380 or send signed written instructions to the address above.
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MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $2,000                $1,000         $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $100           $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE*       $300                  None           $2,500                     $500

  * If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
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MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $100                  $100           $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $50            $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE**      None                  None           $2,500                     $500

 ** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
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These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap accounts, for accounts that are part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.


The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

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                                                                            S.12

Please contact your financial institution for information regarding wire or electronic funds transfer.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        You can exchange or sell shares by having your financial
                    institution process your transaction. The financial
                    institution through which you purchased shares may have
                    different policies not described in this prospectus,
                    including different transaction limits, exchange policies
                    and sale procedures.
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ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL             Mail your exchange or sale request to:

                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    Include in your letter:

                    - your name

                    - the name of the fund(s)

                    - your account number

                    - the class of shares to be exchanged or sold

                    - your Social Security number or Employer Identification
                      number

                    - the dollar amount or number of shares you want to exchange or sell

                    - specific instructions regarding delivery or exchange
                      destination

                    - signature(s) of registered account owner(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S.13

BY MAIL (CONT.)
                    - any special documents the transfer agent may require in
                      order to process your order

                    Corporate, trust or partnership accounts may need to send additional documents.

                    Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                    A Medallion Signature Guarantee is required if:

                    - Amount is over $50,000.

                    - You want your check made payable to someone other than
                      yourself.

                    - Your address has changed within the last 30 days.

                    - You want the check mailed to an address other than the
                      address of record.

                    - You want the proceeds sent to a bank account not on file.

                    - You are the beneficiary of the account and the account
                      owner is deceased (additional documents may be required).

                    A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                    NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.
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BY TELEPHONE        Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                    available to you. Reasonable procedures will be used to
                    confirm authenticity of telephone exchange or sale requests.
                    Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                    qualified retirement accounts. You may request that these
                    privileges NOT apply by writing to the address above.
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                                                                            S.14

                    Payment will be mailed to the address of record and made payable to the names listed on the account.

                    Telephone sale requests are limited to $100,000 per day.
--------------------------------------------------------------------------------

BY WIRE OR ACH      You can wire money from your fund account to your bank
                    account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                    Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                    A service fee may be charged against your account for each wire sent.

                    Minimum amount: $100

                    Your bank or financial institution may charge additional fees for wire transactions.
--------------------------------------------------------------------------------

BY SCHEDULED
PAYOUT PLAN         You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more
                    information.
--------------------------------------------------------------------------------

IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES


Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.


MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

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S.15

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the new fund.

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                                                                            S.16

- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange or sale.

- Shares of the Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

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S.17

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

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                                                                            S.18

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

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S.19

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements upon the withdrawal of the sales proceeds from such accounts. Please consult your tax advisor.

FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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                                                                            S.20

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

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S.21

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment
Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

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                                                                            S.22

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

--------------------------------------------------------------------------------

S.23

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

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                                                                            S.24

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated product could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------
S.25

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:
riversource.com/funds


You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #811-3178


TICKER SYMBOL
Class A: APSAX     Class B: APSBX     Class C: RIPCX
Class I: AIPIX     Class R4: --       Class W: RIPWX



(RIVERSOURCE INVESTMENTS LOGO)                                S-6280-99 F (9/07)

Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)

LIMITED DURATION BOND FUND



PROSPECTUS SEPT. 28, 2007

RIVERSOURCE LIMITED DURATION BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.


Classes A, B, C, I, R4 and W


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


THE FUND....................................................      3P
Objective...................................................      3p
Principal Investment Strategies.............................      3p
Principal Risks.............................................      4p
Past Performance............................................      6p
Fees and Expenses...........................................      9p
Other Investment Strategies and Risks.......................     11p
Fund Management and Compensation............................     12p
FINANCIAL HIGHLIGHTS........................................     14P
BUYING AND SELLING SHARES...................................     S.1
Description of Share Classes................................     S.1
   Investment Options -- Classes of Shares .................     S.1
   Sales Charges............................................     S.5
   Opening an Account.......................................    S.10
Exchanging or Selling Shares................................    S.13
   Exchanges................................................    S.15
   Selling Shares...........................................    S.17
VALUING FUND SHARES.........................................    S.18
DISTRIBUTIONS AND TAXES.....................................    S.19
Dividends and Capital Gain Distributions....................    S.19
Reinvestments...............................................    S.19
Taxes.......................................................    S.19
GENERAL INFORMATION.........................................    S.21


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2P RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource Limited Duration Bond Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities similar to those included in the Lehman Brothers Intermediate Aggregate Bond Index (the "Index"). The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund generally will not invest in securities rated below investment grade, although it may hold securities that have been downgraded. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

- Evaluating the portfolio's total exposure to sectors, industries and securities relative to the Index.

- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations of changes in interest rates or credit quality).


- Targeting an average portfolio duration within one year of the duration of the Index which, as of July 31, 2007, was 3.9 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.


In evaluating whether to sell a security, the investment manager considers, among other factors:

- The portfolio's total exposure to sectors, industries and securities relative to the Index.

- Whether a security's rating has changed or is vulnerable to a change.

- Whether a sector or industry is experiencing change.

- Changes in the interest rate or economic outlook.

- Identification of a more attractive opportunity.

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                    RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS 3P

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager


--------------------------------------------------------------------------------
4P RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.



INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.


PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


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                    RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS 5P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class I and Class R4 shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


- the maximum sales charge for Class A shares;

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;


- no sales charge for Class I and Class R4 shares; and



- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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6P RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

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                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

                                  (BAR CHART)

                                                                                           +3.25%     +1.52%     +4.09%
                                                                                            2004       2005       2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +3.31% (quarter ended Sept. 30, 2006) and the lowest return for a calendar quarter was -1.93% (quarter ended June 30, 2004).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2007 was +1.10%.


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                    RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS 7P

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)



                                                            SINCE
                                                          INCEPTION      SINCE
                                                         (CLASSES A,   INCEPTION
                                                1 YEAR   B, C & R4)    (CLASS I)
 RiverSource Limited Duration Bond Fund:
   Class A
      Return before taxes                       -0.86%     +0.99%(a)      N/A
      Return after taxes on distributions       -2.31%     -0.15%(a)      N/A
      Return after taxes on distributions and
      sale of fund shares                       -0.58%     +0.18%(a)      N/A
   Class B
      Return before taxes                       -1.83%     +0.81%(a)      N/A
   Class C
      Return before taxes                       +2.25%     +1.60%(a)      N/A
   Class I
      Return before taxes                       +4.31%        N/A       +2.97%(b)
   Class R4*
      Return before taxes                       +4.15%     +2.53%(a)      N/A
 Lehman Brothers Intermediate Aggregate Bond
 Index
 (reflects no deduction for fees, expenses or
 taxes)                                         +4.58%     +3.12%(c)    +3.06%(d)
 Lipper Short-Intermediate Investment Grade
 Debt Funds Index                               +4.07%     +2.35%(c)    +2.36%(d)



 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a)  Inception date is June 19, 2003.

(b)  Inception date is March 4, 2004.


(c)  Measurement period started July 1, 2003.


(d)  Measurement period started March 1, 2004.



The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index of intermediate duration fixed-income securities. The index reflects reinvestment of all distributions and changes in market prices.


The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


Class W has not been in existence for a full calendar year and therefore performance information for this class is not shown.



Past performance for Class W for the period prior to the beginning of operations may be calculated based on the performance of Class A. The blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in higher performance for classes with higher operating expenses than those of the class with which they are blended, and lower performance for classes with lower operating expenses than those of the class with which they are blended.


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8P RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  CLASS I
                                                                                   CLASS
                                                                                   R4(b)
                                                 CLASS A    CLASS B    CLASS C    CLASS W
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                           4.75%(a)   None       None         None
 Maximum deferred sales charge (load) imposed
 on sales (as a percentage of offering price
 at time of purchase)                              None        5%         1%         None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:
                                                   CLASS A    CLASS B    CLASS C    CLASS W
 Management fees                                    0.48%      0.48%      0.48%      0.48%
 Distribution (12b-1) fees                          0.25%      1.00%      1.00%      0.25%
 Other expenses(c)                                  0.38%      0.39%      0.38%      0.40%
 Total annual fund operating expenses               1.11%      1.87%      1.86%      1.13%
 Fee waiver/expense reimbursement                   0.22%      0.22%      0.22%      0.16%
 Total annual (net) fund operating expenses(d)      0.89%      1.65%      1.64%      0.97%




                                                                            CLASS
                                                                CLASS I     R4(b)
 Management fees                                                 0.48%       0.48%
 Distribution (12b-1) fees                                       0.00%       0.00%
 Other expenses(c)                                               0.22%       0.52%
 Total annual fund operating expenses                            0.70%       1.00%
 Fee waiver/expense reimbursement                                0.18%       0.23%
 Total annual (net) fund operating expenses(d)                   0.52%       0.77%


(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."

(b) Effective Dec. 11, 2006, the following changes were implemented: renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.


(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 0.89% for Class A, 1.65% for Class B, 1.64% for Class C, 0.52% for Class I, 0.77% for Class R4 and 0.97% for Class W.




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                    RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS 9P

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $562        $791        $1,038        $1,748
 Class B                                      $668(b)     $967(b)     $1,192(b)     $1,978(c)
 Class C                                      $267(b)     $564        $  986        $2,167
 Class I                                      $ 53        $206        $  373        $  857
 Class R4                                     $ 79        $296        $  531        $1,208
 Class W                                      $ 99        $344        $  608        $1,365


(a)  Includes a 4.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $562        $791        $1,038        $1,748
 Class B                                      $168        $567        $  992        $1,978(b)
 Class C                                      $167        $564        $  986        $2,167
 Class I                                      $ 53        $206        $  373        $  857
 Class R4                                     $ 79        $296        $  531        $1,208
 Class W                                      $ 99        $344        $  608        $1,365


(a)  Includes a 4.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

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10P RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds(ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.



Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

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                   RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS 11P

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.48% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

- Co-managed the Fund since 2003.
- Leader of the liquid assets sector team.

--------------------------------------------------------------------------------

12P RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS

- Joined RiverSource Investments in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

- Began investment career in 1988.

- MBA, Marquette University.

Scott Kirby, Portfolio Manager

- Co-managed the Fund since 2003.

- Leader of the structured assets sector team.

- Employed by RiverSource Investments from 1979 to 1985 and from 1987 to present.

- Began investment career in 1979.

- MBA, University of Minnesota.

Tom Murphy, CFA, Portfolio Manager

- Co-managed the Fund since 2003.

- Leader of the investment grade corporate bond sector team.

- Joined RiverSource Investments in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

- Began investment career in 1986.

- MBA, University of Michigan.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

--------------------------------------------------------------------------------

                   RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS 13P

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL YEAR ENDED JULY 31, 2007 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE JULY 31, 2006 HAS BEEN AUDITED BY KPMG LLP.



CLASS A



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.57          $9.79          $9.76          $9.65          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .42(c)         .37            .29            .22            .01
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .04            .11           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .44            .16            .33            .33           (.30)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.43)          (.36)          (.30)          (.22)          (.01)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.43)          (.38)          (.30)          (.22)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.76          $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $62            $71            $83           $103            $55
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .89%           .90%           .94%           .96%           .96%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.34%          3.80%          2.89%          2.31%          1.39%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.63%          1.73%          3.35%          3.46%         (2.94%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.11%, 1.09%, 1.05%, 1.03% and 2.40% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

14P RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS

CLASS B



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.57          $9.79          $9.76          $9.66          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .34(c)         .30            .21            .15            .01
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .04            .10           (.30)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .09            .25            .25           (.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.29)          (.22)          (.15)          (.01)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.35)          (.31)          (.22)          (.15)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.76          $9.66
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $10            $15            $25            $21             $6
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.65%          1.66%          1.70%          1.71%          1.74%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.57%          3.02%          2.17%          1.57%          1.02%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.84%          1.00%          2.56%          2.58%         (2.91%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.87%, 1.86%, 1.82%, 1.78% and 3.16% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

                   RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS 15P

CLASS C



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.56          $9.79          $9.75          $9.65          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35(c)         .30            .21            .15            .01
Net gains (losses) (both realized and
 unrealized)                                .01           (.22)           .05            .10           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .08            .26            .25           (.30)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.29)          (.22)          (.15)          (.01)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.35)          (.31)          (.22)          (.15)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.57          $9.56          $9.79          $9.75          $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $2             $2             $2             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.64%          1.67%          1.70%          1.72%          1.72%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.59%          3.07%          2.14%          1.56%           .85%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.84%           .89%          2.67%          2.58%         (3.02%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.86%, 1.86%, 1.81%, 1.79% and 3.16% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

16P RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS

CLASS I



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.57          $9.79          $9.76          $9.90
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .45(c)         .40            .32            .11
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .03           (.14)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .47            .19            .35           (.03)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.46)          (.39)          (.32)          (.11)
Distributions from realized gains            --           (.02)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.46)          (.41)          (.32)          (.11)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.76
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $79            $66            $70            $27
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .54%           .58%           .68%           .64%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.70%          4.17%          3.27%          2.83%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.99%          2.03%          3.62%          (.36%)(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.70%, 0.69%, 0.73% and 0.71% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

                   RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS 17P

CLASS R4*



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.57          $9.79          $9.75          $9.65          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .43(c)         .38            .30            .24            .01
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .05            .10           (.30)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .45            .17            .35            .34           (.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.44)          (.37)          (.31)          (.24)          (.02)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.44)          (.39)          (.31)          (.24)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.75          $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .73%           .74%           .77%           .80%           .81%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.48%          3.91%          3.22%          2.44%          1.55%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.82%          1.88%          3.62%          3.53%         (2.92%)(i)
-----------------------------------------------------------------------------------------------------------



 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.98%, 0.92%, 0.95%, 0.87% and 2.24% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


--------------------------------------------------------------------------------

18P RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS

CLASS W



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.76
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .27(c)
Net gains (losses) (both realized and
 unrealized)                               (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .09
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .97%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.34%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           1.00%(i)
-----------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.


(c) Per share amounts have been calculated using average shares outstanding method.


(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.


(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.12% for the period ended July 31, 2007.


(g)  Adjusted to an annual basis.


(h)  Total return does not reflect payment of a sales charge.


(i)  Not annualized.


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                   RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 PROSPECTUS 19P

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)

INVESTMENT OPTIONS SUMMARY

See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class A    Available to        Yes. Payable at    No.                        Yes.              No.
           all investors.      time of purchase.                             0.25%
                               Lower sales
                               charge for larger
                               investments.
-------------------------------------------------------------------------------------------------------------
Class      Available to        No. Entire         Maximum 5% CDSC during     Yes.              No.
  B(b)     all investors.      purchase price is  the first year decreasing  1.00%
                               invested in        to 0% after six years.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S.1                                                                     S-6400-6

INVESTMENT OPTIONS SUMMARY (CONTINUED)
                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY        SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(A)    FEE
-------------------------------------------------------------------------------------------------------------
Class C    Available to        No. Entire         1% CDSC may apply if you   Yes.              No.
           all investors.      purchase price is  sell shares within one     1.00%
                               invested in        year after purchase.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------
Class I    Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R2   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.50%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R3   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.25%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R4   Limited to          No.                No.                        No.               Yes.
           qualifying                                                                          0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R5   Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class W    Limited to          No.                No.                        Yes.              No.
           qualifying                                                        0.25%
           discretionary
           managed accounts.
-------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(b)  See "Buying and Selling Shares, Sales Charges, Class B and Class
     C -- contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing will vary depending on the date of your original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after

--------------------------------------------------------------------------------

                                                                             S.2
purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.

For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

- Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

--------------------------------------------------------------------------------

S.3

CLASS R SHARES.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds).

- Bank Trusts departments.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.

IN ADDITION, FOR CLASS I, CLASS R AND CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT INVESTMENTS FROM OTHER PURCHASERS NOT LISTED ABOVE.

For more information, see the SAI.

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                                                                             S.4

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES

                                                                      MAXIMUM REALLOWANCE
                            AS A % OF             AS A % OF                AS A % OF
TOTAL MARKET VALUE       PURCHASE PRICE**    NET AMOUNT INVESTED         PURCHASE PRICE
--------------------------------------------------------------------------------------------
 Up to $49,999                 4.75%                 4.99%                    4.00%
 $50,000 -- $99,999            4.25                  4.44                     3.50
 $100,000 -- $249,999          3.50                  3.63                     3.00
 $250,000 -- $499,999          2.50                  2.56                     2.15
 $500,000 -- $999,999          2.00                  2.04                     1.75
 $1,000,000 or more            0.00                  0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 ** Purchase price includes the sales charge.
 ***Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

- Your current investment in a fund; and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

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S.5

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

- Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

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                                                                             S.6

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.

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S.7

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

  - through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;

  - through bank trust departments.

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                      THE CDSC PERCENTAGE RATE IS:*
 First year                                                        5%
 Second year                                                       4%
 Third year                                                        4%
 Fourth year                                                       3%
 Fifth year                                                        2%
 Sixth year                                                        1%
 Seventh or eighth year                                            0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

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                                                                             S.8

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:
- in the event of the shareholder's death;

- held in trust for an employee benefit plan; or

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S.9

- held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  - at least 59 1/2 years old AND

  - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  - selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        The financial institution through which you buy shares may have different policies not described in this prospectus,
                    including different minimum investment amounts and minimum account balances.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            S.10

THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                    Mail your check and completed application to:

                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.
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BY WIRE OR ACH      Fund shares purchased through the distributor may be paid
                    for by federal funds wire. Before sending a wire, call (888)
                    791-3380 to notify the distributor of the wire and to receive further instructions.

                    If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                    Your bank or financial institution may charge additional fees for wire transactions.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S.11

BY EXCHANGE         Call (888) 791-3380 or send signed written instructions to the address above.
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MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $2,000                $1,000         $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $100           $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE*       $300                  None           $2,500                     $500

  * If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
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MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                                                            RIVERSOURCE ABSOLUTE
                                                            RETURN CURRENCY
                       FOR ALL FUNDS,                       AND INCOME FUND
                       CLASSES AND                          RIVERSOURCE FLOATING
                       ACCOUNTS EXCEPT                      RATE FUND
                       THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                       RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $100                  $100           $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $50            $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE**      None                  None           $2,500                     $500

 ** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
--------------------------------------------------------------------------------

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap accounts, for accounts that are part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

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                                                                            S.12

Please contact your financial institution for information regarding wire or electronic funds transfer.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        You can exchange or sell shares by having your financial
                    institution process your transaction. The financial
                    institution through which you purchased shares may have
                    different policies not described in this prospectus,
                    including different transaction limits, exchange policies
                    and sale procedures.
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ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL             Mail your exchange or sale request to:

                    REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    Include in your letter:

                    - your name

                    - the name of the fund(s)

                    - your account number

                    - the class of shares to be exchanged or sold

                    - your Social Security number or Employer Identification
                      number

                    - the dollar amount or number of shares you want to exchange or sell

                    - specific instructions regarding delivery or exchange
                      destination

                    - signature(s) of registered account owner(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S.13

BY MAIL (CONT.)
                    - any special documents the transfer agent may require in
                      order to process your order

                    Corporate, trust or partnership accounts may need to send additional documents.

                    Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                    A Medallion Signature Guarantee is required if:

                    - Amount is over $50,000.

                    - You want your check made payable to someone other than
                      yourself.

                    - Your address has changed within the last 30 days.

                    - You want the check mailed to an address other than the
                      address of record.

                    - You want the proceeds sent to a bank account not on file.

                    - You are the beneficiary of the account and the account
                      owner is deceased (additional documents may be required).

                    A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                    NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.
--------------------------------------------------------------------------------

BY TELEPHONE        Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                    available to you. Reasonable procedures will be used to
                    confirm authenticity of telephone exchange or sale requests.
                    Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                    qualified retirement accounts. You may request that these
                    privileges NOT apply by writing to the address above.
--------------------------------------------------------------------------------

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                                                                            S.14

                    Payment will be mailed to the address of record and made payable to the names listed on the account.

                    Telephone sale requests are limited to $100,000 per day.
--------------------------------------------------------------------------------

BY WIRE OR ACH      You can wire money from your fund account to your bank
                    account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                    Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                    A service fee may be charged against your account for each wire sent.

                    Minimum amount: $100

                    Your bank or financial institution may charge additional fees for wire transactions.
--------------------------------------------------------------------------------

BY SCHEDULED
PAYOUT PLAN         You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more
                    information.
--------------------------------------------------------------------------------

IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES


Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.


MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

--------------------------------------------------------------------------------

S.15

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the new fund.

--------------------------------------------------------------------------------
                                                                            S.16

- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange or sale.

- Shares of the Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

--------------------------------------------------------------------------------

S.17

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

--------------------------------------------------------------------------------

                                                                            S.18

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

--------------------------------------------------------------------------------

S.19

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements upon the withdrawal of the sales proceeds from such accounts. Please consult your tax advisor.

FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------

                                                                            S.20

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

--------------------------------------------------------------------------------

S.21

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment
Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

--------------------------------------------------------------------------------

                                                                            S.22

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

--------------------------------------------------------------------------------

S.23

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

--------------------------------------------------------------------------------

                                                                            S.24

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated product could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------
S.25

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:
riversource.com/funds


You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #811-3178


TICKER SYMBOL
Class A: ALDAX     Class B: ALDBX     Class C: RDCLX
Class I: ALDIX     Class R4: --       Class W: RLDWX



(RIVERSOURCE INVESTMENTS LOGO)                                S-6265-99 G (9/07)

                      STATEMENT OF ADDITIONAL INFORMATION


                                 SEPT. 28, 2007


RIVERSOURCE(R) BOND SERIES, INC.
  RiverSource Core Bond Fund
  RiverSource Floating Rate Fund
  RiverSource Income Opportunities Fund
  RiverSource Inflation Protected Securities Fund
  RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
  RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
  RiverSource Disciplined Small and Mid Cap Equity
     Fund
  RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
  RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
  RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
  RiverSource Absolute Return Currency and Income
     Fund
  RiverSource Emerging Markets Bond Fund
  RiverSource Emerging Markets Fund
  RiverSource Global Bond Fund
  RiverSource Global Equity Fund
  RiverSource Global Technology Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
  RiverSource Short Duration U.S. Government Fund
  RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
  RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
  RiverSource Income Builder Basic Income Fund
  RiverSource Income Builder Enhanced Income Fund
  RiverSource Income Builder Moderate Income Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
  RiverSource International Aggressive Growth Fund
  RiverSource International Equity Fund
  RiverSource International Select Value Fund
  RiverSource International Small Cap Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
  RiverSource Disciplined International Equity Fund
  RiverSource European Equity Fund
  RiverSource International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
  RiverSource Balanced Fund
  RiverSource Disciplined Large Cap Growth Fund
  RiverSource Diversified Equity Income Fund
  RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
  RiverSource Disciplined Equity Fund
  RiverSource Growth Fund
  RiverSource Large Cap Equity Fund
  RiverSource Large Cap Value Fund
RIVERSOURCE MANAGERS SERIES, INC.
  RiverSource Aggressive Growth Fund
  RiverSource Fundamental Growth Fund
  RiverSource Fundamental Value Fund
  RiverSource Select Value Fund
  RiverSource Small Cap Equity Fund
  RiverSource Small Cap Value Fund
  RiverSource Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
  RiverSource Portfolio Builder Aggressive Fund
  RiverSource Portfolio Builder Conservative Fund
  RiverSource Portfolio Builder Moderate Aggressive
     Fund
  RiverSource Portfolio Builder Moderate
     Conservative Fund
  RiverSource Portfolio Builder Moderate Fund
  RiverSource Portfolio Builder Total Equity Fund
  RiverSource S&P 500 Index Fund
  RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
  RiverSource Cash Management Fund
RIVERSOURCE RETIREMENT SERIES TRUST
  RiverSource Retirement Plus(SM) 2010 Fund
  RiverSource Retirement Plus 2015 Fund
  RiverSource Retirement Plus 2020 Fund
  RiverSource Retirement Plus 2025 Fund
  RiverSource Retirement Plus 2030 Fund
  RiverSource Retirement Plus 2035 Fund
  RiverSource Retirement Plus 2040 Fund
  RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SECTOR SERIES, INC.
  RiverSource Dividend Opportunity Fund
  RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
  RiverSource Precious Metals and Mining Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
  RiverSource Massachusetts Tax-Exempt Fund
  RiverSource Michigan Tax-Exempt Fund
  RiverSource Minnesota Tax-Exempt Fund
  RiverSource New York Tax-Exempt Fund
  RiverSource Ohio Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
  RiverSource Strategic Allocation Fund
  RiverSource Strategic Income Allocation Fund
RIVERSOURCE STRATEGY SERIES, INC.
  RiverSource Equity Value Fund
  RiverSource Small Cap Advantage Fund
  RiverSource Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
  RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
  RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
  RiverSource Intermediate Tax-Exempt Fund
  RiverSource Tax-Exempt Bond Fund

This is the Statement of Additional Information (SAI) for each of the funds listed on the previous page. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial institution or write to RiverSource Funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call (888) 791-3380 or visit riversource.com/funds.

Each fund is governed by a Board of Directors/Trustees ("Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents below.

TABLE OF CONTENTS


Fundamental and Nonfundamental Investment Policies..........       6
Investment Strategies and Types of Investments..............      12
Information Regarding Risks and Investment Strategies.......      14
Securities Transactions.....................................      41
Brokerage Commissions Paid to Brokers Affiliated with the
  Investment Manager........................................      56
Valuing Fund Shares.........................................      59
Portfolio Holdings Disclosure...............................      70
Proxy Voting................................................      72
Investing in a Fund.........................................      74
Selling Shares..............................................      80
Pay-out Plans...............................................      80
Capital Loss Carryover......................................      81
Taxes.......................................................      84
Service Providers...........................................      89
Organizational Information..................................     160
Board Members and Officers..................................     164
Control Persons and Principal Holders of Securities.........     178
Information Regarding Pending and Settled Legal
  Proceedings...............................................     196
Independent Registered Public Accounting Firm...............     197
Appendix A: Description of Ratings..........................     A-1
Appendix B: State Risk Factors..............................     B-1
Appendix C: Additional Information about the S&P 500
  Index.....................................................     C-1



Statement of Additional Information - Sept. 28, 2007                     Page  2

LIST OF TABLES


1.     Fund Fiscal Year Ends, Prospectus Date and Investment
       Categories..................................................       4
2.     Fundamental Policies........................................       6
3.     Investment Strategies and Types of Investments..............      12
4.     Total Brokerage Commissions.................................      43
5.     Brokerage Directed for Research and Turnover Rates..........      46
6.     Securities of Regular Brokers or Dealers....................      49
7.     Brokerage Commissions Paid to Investment Manager or
       Affiliates..................................................      56
8.     Valuing Fund Shares.........................................      59
9A.    Class A Sales Charge........................................      75
9B.    Class A Sales Charge - Absolute Return Currency and Income
       Fund........................................................      75
10.    Public Offering Price.......................................      76
11.    Capital Loss Carryover......................................      81
12.    Corporate Deduction and Qualified Dividend Income...........      86
13.    Investment Management Services Agreement Fee Schedule.......      89
14.    Lipper Indexes..............................................      98
15.    Performance Incentive Adjustment Calculation................      99
16.    Management Fees and Nonadvisory Expenses....................     100
17.    Subadvisers and Subadvisory Agreement Fee Schedules.........     103
18.    Subadvisory Fees............................................     106
19.    Portfolio Managers..........................................     108
20.    Administrative Services Agreement Fee Schedule..............     147
21.    Administrative Fees.........................................     149
22.    Sales Charges Paid to Distributor...........................     153
23.    12b-1 Fees..................................................     157
24.    Fund History Table for RiverSource Funds....................     161
25.    Board Members...............................................     164
26.    Fund Officers...............................................     165
27.    Committee Meetings..........................................     167
28.    Board Member Holdings.......................................     167
29.    Board Member Holdings - Individual Holdings as of Quarter
       End.........................................................     170
30.    Board Member Compensation - All Funds.......................     172
31.    Supplemental Board Member Retirement Benefits - All Funds...     173
32.    Board Member Compensation - Individual Funds................     173
33.    Control Persons and Principal Holders of Securities.........     178



Statement of Additional Information - Sept. 28, 2007                     Page  3

   TABLE 1. FUND FISCAL YEAR ENDS, PROSPECTUS DATE AND INVESTMENT CATEGORIES


-----------------------------------------------------------------------------------------------------------------------
                      FUND                         FISCAL YEAR END  PROSPECTUS DATE      FUND INVESTMENT CATEGORY*
-----------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income               October 31       Dec. 29, 2006    Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                                 May 31           July 30, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------
 Balanced                                          September 30     Nov. 29, 2006    Balanced
-----------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt***                          August 31        Feb. 28, 2007    State tax-exempt fixed income
-----------------------------------------------------------------------------------------------------------------------
 Cash Management                                   July 31          Sept. 28, 2007   Taxable money market
-----------------------------------------------------------------------------------------------------------------------
 Core Bond                                         July 31          Sept. 28, 2007   Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                                July 31          Sept. 28, 2007   Equity
-----------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity                  October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth**                    September 30     April 25, 2007   Equity
-----------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity              July 31          Sept. 28, 2007   Equity
-----------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                       July 31          Sept. 28, 2007   Equity
-----------------------------------------------------------------------------------------------------------------------
 Diversified Bond                                  August 31        Oct. 30, 2006    Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income                         September 30     Nov. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                              June 30          Aug. 29, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------
 Emerging Markets                                  October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                             October 31       Dec. 29, 2006    Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Equity Value                                      March 31         May 30, 2007     Equity
-----------------------------------------------------------------------------------------------------------------------
 European Equity                                   October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 Floating Rate                                     July 31          Sept. 28, 2007   Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                                May 31           July 30, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------
 Fundamental Value                                 May 31           July 30, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------
 Global Bond                                       October 31       Dec. 29, 2006    Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Global Equity                                     October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 Global Technology                                 October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 Growth                                            July 31          Sept. 28, 2007   Equity
-----------------------------------------------------------------------------------------------------------------------
 High Yield Bond                                   May 31           July 30, 2007    Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income                       May 31           July 30, 2007    Funds-of-funds - fixed income
-----------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income                    May 31           July 30, 2007    Funds-of-funds - fixed income
-----------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income                    May 31           July 30, 2007    Funds-of-funds - fixed income
-----------------------------------------------------------------------------------------------------------------------
 Income Opportunities                              July 31          Sept. 28, 2007   Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities                    July 31          Sept. 28, 2007   Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                           November 30      Jan. 29, 2007    Tax-exempt fixed income
-----------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth                   October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 International Equity                              October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 International Opportunity                         October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 International Select Value                        October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 International Small Cap                           October 31       Dec. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                                  July 31          Sept. 28, 2007   Equity
-----------------------------------------------------------------------------------------------------------------------
 Large Cap Value                                   July 31          Sept. 28, 2007   Equity
-----------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                             July 31          Sept. 28, 2007   Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt***                       August 31        Feb. 28, 2007    State tax-exempt fixed income
-----------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt***                            August 31        Feb. 28, 2007    State tax-exempt fixed income
-----------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                                    November 30      Jan. 29, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                                     September 30     Nov. 29, 2006    Equity
-----------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt***                           August 31        Feb. 28, 2007    State tax-exempt fixed income
-----------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt***                            August 31        Feb. 28, 2007    State tax-exempt fixed income
-----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                     Page  4

-----------------------------------------------------------------------------------------------------------------------
                      FUND                         FISCAL YEAR END  PROSPECTUS DATE      FUND INVESTMENT CATEGORY*
-----------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt***                                August 31        Feb. 28, 2007    State tax-exempt fixed income
-----------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive                      January 31       March 30, 2007   Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative                    January 31       March 30, 2007   Funds-of-funds - fixed income
-----------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate                        January 31       March 30, 2007   Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Aggressive             January 31       March 30, 2007   Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Conservative           January 31       March 30, 2007   Funds-of-funds - fixed income
-----------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity                    January 31       March 30, 2007   Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                        March 31         May 30, 2007     Equity
-----------------------------------------------------------------------------------------------------------------------
 Real Estate                                       June 30          Aug. 29, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                              April 30         June 29, 2007    Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                              April 30         June 29, 2007    Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                              April 30         June 29, 2007    Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                              April 30         June 29, 2007    Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                              April 30         June 29, 2007    Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                              April 30         June 29, 2007    Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                              April 30         June 29, 2007    Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                              April 30         June 29, 2007    Funds-of-funds - equity
-----------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                     January 31       March 30, 2007   Equity
-----------------------------------------------------------------------------------------------------------------------
 Select Value                                      May 31           July 30, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government                    May 31           July 30, 2007    Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                               March 31         May 30, 2007     Equity
-----------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                                  May 31           July 30, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                                  March 31         May 30, 2007     Equity
-----------------------------------------------------------------------------------------------------------------------
 Small Cap Value                                   May 31           July 30, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------
 Small Company Index                               January 31       March 30, 2007   Equity
-----------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                              September 30     Nov. 29, 2006    Balanced
-----------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation**                     September 30     April 25, 2007   Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                                   November 30      Jan. 29, 2007    Tax-exempt fixed income
-----------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                            November 30      Jan. 29, 2007    Tax-exempt fixed income
-----------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                           December 31      March 1, 2007    Tax-exempt money market
-----------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                          May 31           July 30, 2007    Taxable fixed income
-----------------------------------------------------------------------------------------------------------------------
 Value                                             May 31           July 30, 2007    Equity
-----------------------------------------------------------------------------------------------------------------------



 * The taxable fixed income fund investment category includes Absolute Return Currency and Income Fund, which is an alternative investment strategy. Although Strategic Income Allocation Fund is a taxable fixed income fund, it employs an equity strategy for a portion of its portfolio.


 ** As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.

 *** The fund changed its fiscal period end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended June 30.

FUNDS-OF-FUNDS
Funds-of-funds invest in a combination of underlying funds. These underlying funds have their own investment policies that may be more or less restrictive than the policies of the funds-of-funds. The policies of the underlying funds may permit funds-of-funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions of the funds-of-funds.

Statement of Additional Information - Sept. 28, 2007                     Page  5

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

FOR EACH FUND: The fund will not:

     - Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

     - Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds - equity, under current Board policy, the fund has no current intention to lend to a material extent.

     - Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

ADDITIONALLY FOR CASH MANAGEMENT THE FUND WILL NOT:

     - Buy on margin or sell short or deal in options to buy or sell securities.

     - Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

ADDITIONALLY FOR TAX-EXEMPT MONEY MARKET THE FUND WILL NOT:

     - Buy on margin or sell short.

In addition to the policies described above and any fundamental policy described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A shaded box indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                         TABLE 2. FUNDAMENTAL POLICIES

The fund will not:

--------------------------------------------------------------------------------------------------------------------------
                      A            B            C               D                 E                 F               G
                 BUY OR SELL  BUY OR SELL  ISSUE SENIOR   BUY MORE THAN    INVEST MORE THAN   CONCENTRATE IN   INVEST LESS
     FUND        REAL ESTATE  COMMODITIES   SECURITIES   10% OF AN ISSUER  5% IN AN ISSUER   ANY ONE INDUSTRY   THAN 80%
--------------------------------------------------------------------------------------------------------------------------
 Absolute           A1           B1           C1                                                 F7
 Return
 Currency and
 Income
--------------------------------------------------------------------------------------------------------------------------
 Aggressive         A1           B1           C1             D1                E1                F1
 Growth
--------------------------------------------------------------------------------------------------------------------------
 Balanced           A1           B1                          D1                E1                F1
--------------------------------------------------------------------------------------------------------------------------
 California         A1           B1                                                                               G1
 Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
 Cash               A3           A3                          D1                E1
 Management
--------------------------------------------------------------------------------------------------------------------------
 Core Bond          A1           B1           C1             D1                E1                F1
--------------------------------------------------------------------------------------------------------------------------
 Disciplined        A1           B1           C1             D1                E1                F1
 Equity
--------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                     Page  6

--------------------------------------------------------------------------------------------------------------------------
                      A            B            C               D                 E                 F               G
                 BUY OR SELL  BUY OR SELL  ISSUE SENIOR   BUY MORE THAN    INVEST MORE THAN   CONCENTRATE IN   INVEST LESS
     FUND        REAL ESTATE  COMMODITIES   SECURITIES   10% OF AN ISSUER  5% IN AN ISSUER   ANY ONE INDUSTRY   THAN 80%
--------------------------------------------------------------------------------------------------------------------------
 Disciplined        A1           B4           C1             D1                E1                F1
 International
 Equity
--------------------------------------------------------------------------------------------------------------------------
 Disciplined        A1           B3           C1             D1                E1                F1
 Large Cap
 Growth
--------------------------------------------------------------------------------------------------------------------------
 Disciplined        A1           B4           C1             D1                E1                F1
 Small and
 Mid Cap Equity
--------------------------------------------------------------------------------------------------------------------------
 Disciplined        A1           B4           C1             D1                E1                F1
 Small Cap
 Value
--------------------------------------------------------------------------------------------------------------------------
 Diversified        A1           B1                          D1                E1                F1
 Bond
--------------------------------------------------------------------------------------------------------------------------
 Diversified        A1           B1                          D1                E1                F1
 Equity Income
--------------------------------------------------------------------------------------------------------------------------
 Dividend           A1           B1                          D1                E1
 Opportunity
--------------------------------------------------------------------------------------------------------------------------
 Emerging           A1           B1           C1             D1                E1                F1
 Markets
--------------------------------------------------------------------------------------------------------------------------
 Emerging           A1           B4           C1                                                 F5
 Markets Bond
--------------------------------------------------------------------------------------------------------------------------
 Equity Value       A1           B1           C1             D1                E1                F1
--------------------------------------------------------------------------------------------------------------------------
 European           A1           B1           C1                                                 F1
 Equity
--------------------------------------------------------------------------------------------------------------------------
 Floating Rate      A1           B4           C1             D1                E1                F6
--------------------------------------------------------------------------------------------------------------------------
 Fundamental        A1           B1           C1             D1                E1                F1
 Growth
--------------------------------------------------------------------------------------------------------------------------
 Fundamental        A1           B3           C1             D1                E1                F1
 Value
--------------------------------------------------------------------------------------------------------------------------
 Global Bond        A1           B1           C1             D1                                  F1
--------------------------------------------------------------------------------------------------------------------------
 Global Equity      A1           B1           C1             D1                E1                F1
--------------------------------------------------------------------------------------------------------------------------
 Global             A1           B1           C1
 Technology
--------------------------------------------------------------------------------------------------------------------------
 Growth             A1           B1                          D1                E1                F1
--------------------------------------------------------------------------------------------------------------------------
 High Yield         A1           B1           C1             D1                E1                F1
 Bond
--------------------------------------------------------------------------------------------------------------------------
 Income Builder     A1           B4           C1                                                 F2
 Basic Income*
--------------------------------------------------------------------------------------------------------------------------
 Income Builder     A1           B4           C1                                                 F2
 Enhanced
 Income*
--------------------------------------------------------------------------------------------------------------------------
 Income Builder     A1           B4           C1                                                 F2
 Moderate
 Income*
--------------------------------------------------------------------------------------------------------------------------
 Income             A1           B1           C1             D1                E1                F1
 Opportunities
--------------------------------------------------------------------------------------------------------------------------
 Inflation          A1           B1           C1                                                 F1
 Protected
 Securities
--------------------------------------------------------------------------------------------------------------------------
 Intermediate       A1           B1                          D1                E1                               G3(i)
 Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
 International      A1           B3           C1             D1                E1                F1
 Aggressive
 Growth
--------------------------------------------------------------------------------------------------------------------------
 International      A1           B3           C1             D1                E1                F1
 Equity
--------------------------------------------------------------------------------------------------------------------------
 International      A1           B1           C1             D1                E1                F1
 Opportunity
--------------------------------------------------------------------------------------------------------------------------
 International      A1           B3           C1             D1                E1                F1
 Select Value
--------------------------------------------------------------------------------------------------------------------------
 International      A1           B3           C1             D1                E1                F1
 Small Cap
--------------------------------------------------------------------------------------------------------------------------
 Large Cap          A1           B1           C1             D1                E1                F1
 Equity
--------------------------------------------------------------------------------------------------------------------------
 Large Cap          A1           B3           C1             D1                E1                F1
 Value
--------------------------------------------------------------------------------------------------------------------------
 Limited            A1           B1           C1             D1                E1                F1
 Duration Bond
--------------------------------------------------------------------------------------------------------------------------
 Massachusetts      A1           B1                                                                               G1
 Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
 Michigan           A1           B1                                                                               G1
 Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth     A1           B1                          D1                E1                F1
--------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value      A1           B1           C1             D1                E1                F1
--------------------------------------------------------------------------------------------------------------------------
 Minnesota          A1           B1                                                                               G1
 Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
 New York           A1           B1                                                                               G1
 Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
 Ohio               A1           B1                                                                               G1
 Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
 Portfolio          A1           B1           C1                                                 F2
 Builder
 Aggressive*
--------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                     Page  7

--------------------------------------------------------------------------------------------------------------------------
                      A            B            C               D                 E                 F               G
                 BUY OR SELL  BUY OR SELL  ISSUE SENIOR   BUY MORE THAN    INVEST MORE THAN   CONCENTRATE IN   INVEST LESS
     FUND        REAL ESTATE  COMMODITIES   SECURITIES   10% OF AN ISSUER  5% IN AN ISSUER   ANY ONE INDUSTRY   THAN 80%
--------------------------------------------------------------------------------------------------------------------------
 Portfolio          A1           B1           C1                                                 F2
 Builder
 Conservative*
--------------------------------------------------------------------------------------------------------------------------
 Portfolio          A1           B1           C1                                                 F2
 Builder
 Moderate*
--------------------------------------------------------------------------------------------------------------------------
 Portfolio          A1           B1           C1                                                 F2
 Builder
 Moderate
 Aggressive*
--------------------------------------------------------------------------------------------------------------------------
 Portfolio          A1           B1           C1                                                 F2
 Builder
 Moderate
 Conservative*
--------------------------------------------------------------------------------------------------------------------------
 Portfolio          A1           B1           C1                                                 F2
 Builder
 Total Equity*
--------------------------------------------------------------------------------------------------------------------------
 Precious           A1         B1(ii)         C1                                                 F3
 Metals and
 Mining
--------------------------------------------------------------------------------------------------------------------------
 Real Estate        A1           B1           C1
--------------------------------------------------------------------------------------------------------------------------
 Retirement         A1           B4           C1                                                 F2
 Plus 2010*
--------------------------------------------------------------------------------------------------------------------------
 Retirement         A1           B4           C1                                                 F2
 Plus 2015*
--------------------------------------------------------------------------------------------------------------------------
 Retirement         A1           B4           C1                                                 F2
 Plus 2020*
--------------------------------------------------------------------------------------------------------------------------
 Retirement         A1           B4           C1                                                 F2
 Plus 2025*
--------------------------------------------------------------------------------------------------------------------------
 Retirement         A1           B4           C1                                                 F2
 Plus 2030*
--------------------------------------------------------------------------------------------------------------------------
 Retirement         A1           B4           C1                                                 F2
 Plus 2035*
--------------------------------------------------------------------------------------------------------------------------
 Retirement         A1           B4           C1                                                 F2
 Plus 2040*
--------------------------------------------------------------------------------------------------------------------------
 Retirement         A1           B4           C1                                                 F2
 Plus 2045*
--------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index      A1           B1           C1                                                 F4
--------------------------------------------------------------------------------------------------------------------------
 Select Value       A1           B3           C1             D1                E1                F1
--------------------------------------------------------------------------------------------------------------------------
 Short Duration     A1           B1           C1             D1                E1                F1
 U.S.
 Government
--------------------------------------------------------------------------------------------------------------------------
 Small Cap          A1           B1           C1             D1                E1                F1
 Advantage
--------------------------------------------------------------------------------------------------------------------------
 Small Cap          A1           B3           C1             D1                E1                F1
 Equity
--------------------------------------------------------------------------------------------------------------------------
 Small Cap          A1           B1           C1             D1                E1                F1
 Growth
--------------------------------------------------------------------------------------------------------------------------
 Small Cap          A1           B3           C1                                                 F1
 Value
--------------------------------------------------------------------------------------------------------------------------
 Small Company      A1           B1                          D1                E1                F1
 Index
--------------------------------------------------------------------------------------------------------------------------
 Strategic          A1           B1           C1             D1                E1                F1
 Allocation
--------------------------------------------------------------------------------------------------------------------------
 Strategic          A1           B3           C1             D1                E1                F1
 Income
 Allocation
--------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt         A1           B1                          D1                E1                              G3(iii)
 Bond
--------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt         A1           B1                          D1                E1                                 G2
 High Income
--------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt         A2           B2                          D1                E1                                 G3
 Money Market
--------------------------------------------------------------------------------------------------------------------------
 U.S.               A1           B1           C1             D1                E1                F1
 Government
 Mortgage
--------------------------------------------------------------------------------------------------------------------------
 Value              A1           B3           C1             D1                E1                F1
--------------------------------------------------------------------------------------------------------------------------

 * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.
 (i) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
 (ii) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
 (iii) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.

Statement of Additional Information - Sept. 28, 2007                     Page  8

A. BUY OR SELL REAL ESTATE

    A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

    A2 - The fund will not invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

    A3 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B. BUY OR SELL PHYSICAL COMMODITIES

    B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

    B2 -  The fund will not invest in commodities or commodity contracts.

    B3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

    B4 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

C. ISSUE SENIOR SECURITIES

    C1 - The fund will not issue senior securities, except as permitted under the 1940 Act.

D. BUY MORE THAN 10% OF AN ISSUER

    D1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

E. INVEST MORE THAN 5% IN AN ISSUER

    E1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

F. CONCENTRATE

    F1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission
          (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

    F2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying

Statement of Additional Information - Sept. 28, 2007                     Page  9
          funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

    F3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

    F4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

    F5 - While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

    F6 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

    F7 - Concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

G. INVEST LESS THAN 80%

    G1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

    G2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

    G3 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

Statement of Additional Information - Sept. 28, 2007                    Page  10

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:

     - No more than 15% of the fund's net assets will be held in securities and other instruments that are illiquid.

FOR MONEY MARKET FUNDS:

     - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

ADDITIONALLY, REGARDING LIMITING INVESTMENTS IN FOREIGN SECURITIES:

FOR AGGRESSIVE GROWTH, BALANCED, CORE BOND, DISCIPLINED EQUITY, DISCIPLINED LARGE CAP GROWTH, DISCIPLINED SMALL AND MID CAP EQUITY, DISCIPLINED SMALL CAP VALUE, DIVERSIFIED BOND, DIVERSIFIED EQUITY INCOME, DIVIDEND OPPORTUNITY, EQUITY VALUE, FLOATING RATE, FUNDAMENTAL GROWTH, FUNDAMENTAL VALUE, GROWTH, HIGH YIELD BOND, INCOME OPPORTUNITIES, INFLATION PROTECTED SECURITIES, LARGE CAP EQUITY, LARGE CAP VALUE, LIMITED DURATION BOND, MID CAP GROWTH, MID CAP VALUE, REAL ESTATE, SELECT VALUE, SMALL CAP ADVANTAGE, SMALL CAP EQUITY, SMALL CAP GROWTH, SMALL CAP VALUE, AND VALUE:

     - Up to 25% of the fund's net assets may be invested in foreign investments.

FOR PRECIOUS METALS AND MINING:

     - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

FOR SHORT DURATION U.S. GOVERNMENT AND U.S. GOVERNMENT MORTGAGE:

     - Up to 20% of the fund's net assets may be invested in foreign investments.

FOR STRATEGIC ALLOCATION:

     - The fund may invest its total assets, up to 50%, in foreign investments.


Fund-of-fund's invest in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the funds investment structure.


Statement of Additional Information - Sept. 28, 2007                    Page  11

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

            TABLE 3. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------------------
                                                       FUNDS-OF-FUNDS -   TAXABLE   TAXABLE  TAX-EXEMPT  TAX-EXEMPT     STATE
                                                          EQUITY AND       FIXED     MONEY     MONEY       FIXED      TAX-EXEMPT
      INVESTMENT STRATEGY        BALANCED    EQUITY      FIXED INCOME     INCOME    MARKET     MARKET      INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------------
 Agency and government
 securities                         --         --             --            --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Borrowing                          --         --             --            --        --                     --           --
---------------------------------------------------------------------------------------------------------------------------------
 Cash/money market instruments      --         --             --            --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Collateralized bond
 obligations                        --        -- A                          --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Commercial paper                   --         --             --            --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Common stock                       --         --                          -- B
---------------------------------------------------------------------------------------------------------------------------------
 Convertible securities             --         --                          -- C                              --           --
---------------------------------------------------------------------------------------------------------------------------------
 Corporate bonds                    --         --                           --        --                     --           --
---------------------------------------------------------------------------------------------------------------------------------
 Debt obligations                   --         --                           --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Depositary receipts                --         --                           --
---------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments
 (including options and
 futures)                           --         --             --            --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Exchange-traded funds              --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Floating rate loans                --                                      --
---------------------------------------------------------------------------------------------------------------------------------
 Foreign currency transactions      --         --                           --                               --
---------------------------------------------------------------------------------------------------------------------------------
 Foreign securities                 --         --                           --        --                     --           --
---------------------------------------------------------------------------------------------------------------------------------
 Funding agreements                 --         --             --            --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 High yield debt securities
 (junk bonds)                       --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Illiquid and restricted
 securities                         --         --             --            --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Indexed securities                 --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Inflation protected securities     --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Inverse floaters                   --          D                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Investment companies               --         --             --            --        --
---------------------------------------------------------------------------------------------------------------------------------
 Lending of portfolio
 securities                         --         --             --            --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Loan participations                --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Mortgage- and asset-backed
 securities                         --        -- E                          --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Mortgage dollar rolls              --          F                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Municipal obligations              --         --                           --                   --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Preferred stock                    --         --                          -- G                             -- G          --
---------------------------------------------------------------------------------------------------------------------------------
 Real estate investment trusts      --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Repurchase agreements              --         --                           --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Reverse repurchase agreements      --         --                           --        --                     --           --
---------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  12

---------------------------------------------------------------------------------------------------------------------------------
                                                       FUNDS-OF-FUNDS -   TAXABLE   TAXABLE  TAX-EXEMPT  TAX-EXEMPT     STATE
                                                          EQUITY AND       FIXED     MONEY     MONEY       FIXED      TAX-EXEMPT
      INVESTMENT STRATEGY        BALANCED    EQUITY      FIXED INCOME     INCOME    MARKET     MARKET      INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------------
 Short sales                         H          H             H              H                               H            H
---------------------------------------------------------------------------------------------------------------------------------
 Sovereign debt                     --         --                           --        --                     --           --
---------------------------------------------------------------------------------------------------------------------------------
 Structured investments             --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Swap agreements                    --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Variable- or floating-rate
 securities                         --         --             --            --        --         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
 Warrants                           --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 When-issued securities and
 forward commitments                --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------
 Zero-coupon, step-coupon and
 pay-in-kind securities             --         --                           --                               --           --
---------------------------------------------------------------------------------------------------------------------------------


 A. The following funds are not authorized to invest in collateralized bond obligations: International Aggressive Growth, International Equity, International Select Value, International Small Cap, Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, and Small Cap Advantage.
 B. The following funds are not authorized to invest in common stock: Short Duration U.S. Government, U.S. Government Mortgage.
 C. The following funds are not authorized to invest in convertible securities: Short Duration U.S. Government, U.S. Government Mortgage.
 D.    The following funds are authorized to invest in inverse floaters: Real
       Estate.
 E. The following funds are not authorized to invest in mortgage- and asset-backed securities: Small Cap Growth, Value, S&P 500 Index, Small Cap Advantage, Small Company Index.
 F.    The following funds are authorized to invest in mortgage dollar rolls:
       Real Estate.
 G.    The following funds are not authorized to invest in preferred stock:
       Tax-Exempt High Income, Intermediate Tax-Exempt, Tax-Exempt Bond, Short Duration U.S. Government, U.S. Government Mortgage.
 H. The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Statement of Additional Information - Sept. 28, 2007                    Page  13

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

CONFIDENTIAL INFORMATION ACCESS RISK. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price

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movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.


Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.


Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For funds-of-funds, although most of the underlying funds are diversified funds, because the fund invests in a limited number of underlying funds, it is considered a non-diversified fund.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

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For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund's performance will generally decrease. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.


ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

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LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value up to the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

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In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

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INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

BORROWING
A fund may borrow money for temporary purposes or to engage in transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as noted in the nonfundamental policies, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

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COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the

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investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent

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that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

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When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by

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purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.


The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of

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correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products. (See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

FLOATING RATE LOANS
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally

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to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS
Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates

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also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.


Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.


A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

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At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other

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currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and

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securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay

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interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

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INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.


INITIAL PUBLIC OFFERINGS (IPOS)


Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to


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the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.



Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.


INVERSE FLOATERS
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

LENDING OF PORTFOLIO SECURITIES
A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. Loans will be structured in a manner that will enable a fund to call the loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

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LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

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PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.


REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A

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fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to a fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's

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investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same

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extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer's bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or "earmarking" will not limit the fund's exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference

Statement of Additional Information - Sept. 28, 2007                    Page  39
rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable-or floating-rate securities include:
Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these

Statement of Additional Information - Sept. 28, 2007                    Page  40
securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (each a principal underwriter and distributor of the Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager generally does not pay the dealer a commission. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access

Statement of Additional Information - Sept. 28, 2007                    Page  41
to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to all RiverSource funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of soft dollars falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that soft dollars pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading

Statement of Additional Information - Sept. 28, 2007                    Page  42
desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                      TABLE 4. TOTAL BROKERAGE COMMISSIONS

------------------------------------------------------------------------------------------------------------------
                                           TOTAL BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------------------
                            FUND                                    2007              2006              2005
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive                                               $0                $0             $0(a)
------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative                                              0                 0              0(a)
------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate                                                  0                 0              0(a)
------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Aggressive                                       0                 0              0(a)
------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Conservative                                     0                 0              0(a)
------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity                                              0                 0              0(a)
------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                                          21,050            22,575            49,048
------------------------------------------------------------------------------------------------------------------
 Small Company Index                                                    56,843            78,951            37,118
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------
 Equity Value                                                          773,828           721,284           858,846
------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                                            494,184           801,550         1,245,421
------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                                                 7,171,421         3,938,697         3,294,757
------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                                                    1,543,208         1,410,791         2,105,168
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                                                     0(b)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                                                     0(b)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                                                     0(b)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                                                     0(b)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                                                     0(b)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                                                     0(b)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                                                     0(b)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                                                     0(b)               N/A               N/A
------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  43

------------------------------------------------------------------------------------------------------------------
                                           TOTAL BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------------------
                            FUND                                    2007              2006              2005
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                                                   2,321,264           964,028           181,981
------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                                                    450,943           178,639           180,023
------------------------------------------------------------------------------------------------------------------
 Fundamental Value                                                     217,139           346,840           314,501
------------------------------------------------------------------------------------------------------------------
 High Yield Bond                                                             0                 0                 0
------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income                                                 0              0(c)               N/A
------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income                                              0              0(c)               N/A
------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income                                              0              0(c)               N/A
------------------------------------------------------------------------------------------------------------------
 Select Value                                                        3,361,507           445,429           310,913
------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government                                         42,504            24,483            95,868
------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                                                      910,341           703,172           429,969
------------------------------------------------------------------------------------------------------------------
 Small Cap Value                                                     2,844,320         2,860,490         2,439,209
------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                                               10,386             6,379            10,708
------------------------------------------------------------------------------------------------------------------
 Value                                                                 355,088           297,507           363,273
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                                                  576,524           456,446           621,168
------------------------------------------------------------------------------------------------------------------
 Real Estate                                                           187,309           152,782           185,877
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------
 Cash Management                                                             0                 0                 0
------------------------------------------------------------------------------------------------------------------
 Core Bond                                                               7,599             4,241             3,612
------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                                                  1,577,337           987,624            35,948
------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity                                  156,759          8,916(d)               N/A
------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                                            64,928         33,110(e)               N/A
------------------------------------------------------------------------------------------------------------------
 Floating Rate                                                               0              0(e)               N/A
------------------------------------------------------------------------------------------------------------------
 Growth                                                             12,096,184        10,375,981        15,623,111
------------------------------------------------------------------------------------------------------------------
 Income Opportunities                                                        0                 0                 0
------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities                                              0                 0                 0
------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                                                   15,040,354         7,940,223         6,832,334
------------------------------------------------------------------------------------------------------------------
 Large Cap Value                                                        88,935           138,363           189,029
------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                                                   5,172             4,006             3,268
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                            FUND                                    2006              2005              2004
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(f)                                                  666                 0                 0
------------------------------------------------------------------------------------------------------------------
 Diversified Bond                                                      108,055           161,336           160,646
------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(f)                                               225                 0                 0
------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(f)                                                    189                 0                 0
------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(f)                                                 1,254                 0                 0
------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(f)                                                    255                 0                 0
------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(f)                                                        180                 0                 0
------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  44

------------------------------------------------------------------------------------------------------------------
                            FUND                                    2006              2005              2004
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------
 Balanced                                                            1,071,452         1,135,795         1,314,212
------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*                                             N/A               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income                                           2,923,490         3,191,513         2,416,265
------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                                                       1,354,225           919,813           365,435
------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                                                1,494,804           502,448           279,233
------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation*                                              N/A               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income                                      0(g)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity                                    60,738(h)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 Emerging Markets                                                    3,017,380         2,388,169         2,022,969
------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                                                    0(i)               N/A               N/A
------------------------------------------------------------------------------------------------------------------
 European Equity                                                       160,239           211,729           324,079
------------------------------------------------------------------------------------------------------------------
 Global Bond                                                             9,664             8,856             7,760
------------------------------------------------------------------------------------------------------------------
 Global Equity                                                       1,249,847         1,393,982         1,992,985
------------------------------------------------------------------------------------------------------------------
 Global Technology                                                   1,237,181         1,170,244         4,193,021
------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth                                     1,179,455           673,010           598,644
------------------------------------------------------------------------------------------------------------------
 International Equity                                                  405,405           556,407           315,047
------------------------------------------------------------------------------------------------------------------
 International Opportunity                                             989,118         1,320,088         1,303,677
------------------------------------------------------------------------------------------------------------------
 International Select Value                                          1,533,794         1,027,065           839,270
------------------------------------------------------------------------------------------------------------------
 International Small Cap                                               405,190           241,558           179,076
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                                                   438                 0                 0
------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                                                      1,867,241         1,764,250         1,630,670
------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                                                         4,257                 0                 0
------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                                                 17,679                 0                 0
------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                                                     0                 0                 0
------------------------------------------------------------------------------------------------------------------


 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
 (b) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
 (c) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
 (d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
 (e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

 (f) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.


 (g) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.


 (h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.


 (i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - Sept. 28, 2007                    Page  45

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 5. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES

--------------------------------------------------------------------------------------------------------------------------------
                                                           BROKERAGE DIRECTED FOR RESEARCH*
                                                          ----------------------------------
                                                                               AMOUNT OF                TURNOVER RATES
                                                             AMOUNT OF        COMMISSIONS     ----------------------------------
                          FUND                              TRANSACTIONS    IMPUTED OR PAID         2007              2006
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive                                           $0                $0               40%               24%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative                                          0                 0                54                23
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate                                              0                 0                24                15
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Aggressive                                   0                 0                29                20
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Conservative                                 0                 0                24                19
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity                                          0                 0                27                17
--------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                                           0                 0                20                 7
--------------------------------------------------------------------------------------------------------------------------------
 Small Company Index                                                     0                 0                11                14
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
 Equity Value                                                  149,974,876           177,268                37                28
--------------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                                     50,835,902            81,165               114               111
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                                           101,241,760           195,280               158               110
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                                               22,409,122           241,054               119               152
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                                                 0(a)              0(a)             80(a)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                                                 0(a)              0(a)             48(a)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                                                 0(a)              0(a)             40(a)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                                                 0(a)              0(a)             37(a)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                                                 0(a)              0(a)             32(a)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                                                 0(a)              0(a)             38(a)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                                                 0(a)              0(a)             33(a)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                                                 0(a)              0(a)             57(a)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                                              96,699,167            94,353               163               202
--------------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                                              6,695,654             5,849                85                62
--------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                                                       0                 0                12                20
--------------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                                                         0                 0                95                93
--------------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income                                             0                 0                27              1(b)
--------------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income                                          0                 0                27            N/A(b)
--------------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income                                          0                 0                29            N/A(b)
--------------------------------------------------------------------------------------------------------------------------------
 Select Value                                                  187,860,272           553,344            159(c)                 7
--------------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government                                          0                 0               168               194
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                                                5,987,119             7,391                70                88
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                                                61,919,111            69,119                58                77
--------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                                                0                 0            306(d)               178
--------------------------------------------------------------------------------------------------------------------------------
 Value                                                                   0                 0                77                46
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                                           58,801,149            66,674                17                19
--------------------------------------------------------------------------------------------------------------------------------
 Real Estate                                                     3,614,424             3,275                38                47
--------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  46

--------------------------------------------------------------------------------------------------------------------------------
                                                           BROKERAGE DIRECTED FOR RESEARCH*
                                                          ----------------------------------
                                                                               AMOUNT OF                TURNOVER RATES
                                                             AMOUNT OF        COMMISSIONS     ----------------------------------
                          FUND                              TRANSACTIONS    IMPUTED OR PAID         2007              2006
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------------
 Cash Management                                                         0                 0               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Core Bond                                                               0                 0            347(d)            301(d)
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                                                      0                 0                62               137
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity                                    0                 0                84             14(e)
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                                             0                 0               127             40(f)
--------------------------------------------------------------------------------------------------------------------------------
 Floating Rate                                                           0                 0                91             49(f)
--------------------------------------------------------------------------------------------------------------------------------
 Growth                                                        762,587,614         1,162,241                98               134
--------------------------------------------------------------------------------------------------------------------------------
 Income Opportunities                                                    0                 0               122               130
--------------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities                                          0                 0                76                58
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                                            1,230,239,400         1,509,554                66               116
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                                                11,935,452            14,090                35                46
--------------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                                                   0                 0               263            328(d)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    2006              2005
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(g)                                                0                 0                 7                28
--------------------------------------------------------------------------------------------------------------------------------
 Diversified Bond                                                        0                 0            281(d)            300(d)
--------------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(g)                                             0                 0                 5                 9
--------------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(g)                                                  0                 0                 6                 9
--------------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(g)                                                 0                 0                 3                15
--------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(g)                                                  0                 0                 7                30
--------------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(g)                                                      0                 0                 7                33
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
 Balanced                                                       47,340,360            58,659               126               130
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth**                                        N/A               N/A               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income                                     375,478,473           366,112                28                24
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                                                  53,037,511            68,303                44                26
--------------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                                            1,132,343             1,938               122               134
--------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation**                                         N/A               N/A               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income                                  0(h)              0(h)            12%(h)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity                                     0(i)              0(i)             10(i)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                                                        0                 0               145               124
--------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                                                0(j)              0(j)             32(j)               N/A
--------------------------------------------------------------------------------------------------------------------------------
 European Equity                                                         0                 0                64                56
--------------------------------------------------------------------------------------------------------------------------------
 Global Bond                                                             0                 0                68                73
--------------------------------------------------------------------------------------------------------------------------------
 Global Equity                                                           0                 0               112                93
--------------------------------------------------------------------------------------------------------------------------------
 Global Technology                                              46,300,781           102,562               196               115
--------------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth                               161,063,936           322,717               124                67
--------------------------------------------------------------------------------------------------------------------------------
 International Equity                                           10,571,131            11,011                89               110
--------------------------------------------------------------------------------------------------------------------------------
 International Opportunity                                               0                 0                79                93
--------------------------------------------------------------------------------------------------------------------------------
 International Select Value                                      1,621,115             3,763                31                22
--------------------------------------------------------------------------------------------------------------------------------
 International Small Cap                                         2,518,662             4,542               157                80
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  47

--------------------------------------------------------------------------------------------------------------------------------
                                                           BROKERAGE DIRECTED FOR RESEARCH*
                                                          ----------------------------------
                                                                               AMOUNT OF                TURNOVER RATES
                                                             AMOUNT OF        COMMISSIONS     ----------------------------------
                          FUND                              TRANSACTIONS    IMPUTED OR PAID         2006              2005
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                                                 0                 0                35                16
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                                                605,235,287           656,125                45                27
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                                                         0                 0                32                29
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                                                  0                 0                30                30
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                                                 0                 0               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------

 * Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. RiverSource also receives proprietary research from brokers, but because these are bundled commissions for which the research portion is not distinguishable from the execution portion, their amounts have not been included in the table.
 ** As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.

 (a) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
 (b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
 (c) The turnover rate increase from 2006 was the result of a change in subadvisers during the fiscal period.
 (d) A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.
 (e) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
 (f) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
 (g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.
 (h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.
 (i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
 (j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

Statement of Additional Information - Sept. 28, 2007                    Page  48

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 6. SECURITIES OF REGULAR BROKERS OR DEALERS

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                          FUND                                            ISSUER                   AT END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive                              None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative                            None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate                                None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Aggressive                     None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Conservative                   None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity                            None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                             Ameriprise Financial                                   $323,985
                                                           Bear Stearns Companies                                  439,490
                                                           Charles Schwab                                          439,549
                                                           Citigroup                                             6,152,453
                                                           E*Trade Financial                                       236,486
                                                           Franklin Resources                                      450,831
                                                           Goldman Sachs Group                                   2,051,800
                                                           Legg Mason                                              312,453
                                                           Lehman Brothers Holdings                                990,499
                                                           JP Morgan Chase & Co.                                 4,012,826
                                                           Merrill Lynch & Co.                                   1,878,217
                                                           Morgan Stanley                                        1,990,354
                                                           PNC Financial Services Group                            492,267
---------------------------------------------------------------------------------------------------------------------------
 Small Company Index                                       Investment Technology Group                           3,392,515
                                                           LaBranche & Co.                                         884,769
                                                           Piper Jaffray Companies                               2,287,085
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------
 Equity Value                                              Citigroup                                            41,244,194
                                                           Goldman Sachs Group                                   4,048,708
                                                           Lehman Brothers Holdings                              7,011,695
                                                           Merrill Lynch & Co.                                  14,403,403
                                                           Morgan Stanley                                        6,529,834
---------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                                None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                                       Knight Capital Group CI A                             1,919,159
                                                           Piper Jaffray Companies                               1,300,740
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                                          None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                                      None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                                      None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                                      None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                                      None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                                      None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                                      None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                                      None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                                      None                                             N/A
---------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  49

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                          FUND                                            ISSUER                   AT END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                                         Affiliated Managers Group                            $3,679,452
---------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                                        Charles Schwab                                        3,187,594
                                                           Franklin Resources                                    2,099,898
                                                           Goldman Sachs Group                                     888,657
                                                           Legg Mason                                            2,427,751
                                                           Morgan Stanley                                        1,225,426
---------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                                         Citigroup                                            23,790,334
                                                           E*TRADE Financial                                     1,609,440
                                                           JP Morgan Chase & Co.                                48,483,855
                                                           Morgan Stanley                                        8,342,424
---------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                                           LaBranche & Co.                                       9,982,753
---------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income                               None                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income                            None                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income                            None                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 Select Value                                              AG Edwards                                            5,069,200
---------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government                            None                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                                          optionsXpress Holdings                                1,681,680
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                                           Knight Capital Group Cl A                             2,333,388
---------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                                  None                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 Value                                                     Charles Schwab                                        3,076,143
                                                           Citigroup                                            17,197,044
                                                           JP Morgan Chase & Co.                                 7,665,450
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                                      Citigroup                                            70,149,025
                                                           Goldman Sachs Group                                  40,014,728
                                                           JP Morgan Chase & Co.                                30,705,333
                                                           PNC Financial Services Group                          4,844,463
---------------------------------------------------------------------------------------------------------------------------
 Real Estate                                               None                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------------
 Cash Management                                           Bear Stearns Companies                             $100,000,000
                                                           Citigroup Funding                                   201,473,973
                                                           Credit Suisse NY                                    149,000,000
                                                           Goldman Sachs Group                                  25,000,000
                                                           Lehman Brothers                                      40,000,000
                                                           Merrill Lynch & Co.                                 118,000,000
---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  50

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                          FUND                                            ISSUER                   AT END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
 Core Bond                                                 Bear Stearns Adjustable Rate Mortgage                   432,111
                                                           Trust
                                                           Bear Stearns Commercial Mtg                           1,066,250
                                                           Securities
                                                           Citigroup                                             2,280,910
                                                           Citigroup Commercial Mtge Trust                         216,042
                                                           Citigroup/Deutsche Bank Commercial                      171,454
                                                           Mtge Trust
                                                           Credit Suisse Mortgage Capital Ctfs                     370,162
                                                           CS First Boston Mtge Securities                         261,282
                                                           Goldman Sachs Group                                   1,222,356
                                                           GS Mtge Securities II                                 2,711,489
                                                           JP Morgan Chase Commercial Mtge                       4,093,282
                                                           Securities
                                                           JP Morgan Chase & Co.                                 2,055,760
                                                           LB-UBS Commercial Mtge Trust                          3,404,979
                                                           Lehman Brothers Holdings                              2,683,709
                                                           Merrill Lynch & Co.                                   1,810,546
                                                           Merrill Lynch Mtge Trust                              1,241,879
                                                           Morgan Stanley                                        2,631,963
                                                           Morgan Stanley Capital I                              1,795,243
---------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                                        Bear Stearns Companies                                3,879,525
                                                           Citigroup                                            45,535,774
                                                           Franklin Resources                                   19,854,945
                                                           Legg Mason                                            2,387,070
                                                           Lehman Brothers Holdings                             20,371,030
                                                           Merrill Lynch & Co.                                  31,642,070
                                                           Morgan Stanley                                       18,527,729
---------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                               Knight Capital Group Cl A                                89,817
---------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity                      Eaton Vance                                             456,022
                                                           Knight Capital Group Cl A                               328,402
                                                           Raymond James Financial                                 233,061
---------------------------------------------------------------------------------------------------------------------------
 Floating Rate                                             Ameritrade Holding Corp.                                738,427
                                                           Lehman Brothers Holdings                                998,702
---------------------------------------------------------------------------------------------------------------------------
 Growth                                                    Goldman Sachs Group                                  12,504,458
---------------------------------------------------------------------------------------------------------------------------
 Income Opportunities                                      None                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities                            None                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                                          Bear Stearns Companies                                2,330,697
                                                           Charles Schwab                                        2,492,859
                                                           Citigroup                                           106,570,927
                                                           Franklin Resources                                    8,476,601
                                                           Goldman Sachs Group                                  26,394,909
                                                           JP Morgan Chase & Co.                                63,976,941
                                                           Lehman Brothers Holdings                             25,839,616
                                                           Merrill Lynch & Co.                                  29,621,901
                                                           Morgan Stanley                                       30,252,473
                                                           PNC Financial Services Group                         10,560,693
---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  51

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                          FUND                                            ISSUER                   AT END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                                           Citigroup                                             3,230,654
                                                           Franklin Resources                                       97,948
                                                           Goldman Sachs Group                                     277,425
                                                           JP Morgan Chase & Co.                                 1,855,242
                                                           Lehman Brothers Holdings                                969,617
                                                           Merrill Lynch & Co.                                     896,559
                                                           Morgan Stanley                                          910,020
                                                           PNC Financial Services Group                            323,119
---------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                                     Bear Stearns Adjustable Rate Mortgage                   336,086
                                                           Trust
                                                           Bear Stearns Commercial Mtg                             657,725
                                                           Securities
                                                           ChaseFlex Trust                                         298,088
                                                           Citigroup                                               954,800
                                                           Citigroup Commercial Mtge Trust                         243,047
                                                           Citigroup/Deutsche Bank Commercial                      171,454
                                                           Mtge Trust
                                                           Credit Suisse Mortgage Capital Ctfs                     345,484
                                                           CS First Boston Mtge Securities                         599,807
                                                           Goldman Sachs Group                                     487,995
                                                           JP Morgan Chase Commercial Mtge                       2,601,062
                                                           Securities
                                                           JP Morgan Chase & Co.                                   878,139
                                                           LB-UBS Commercial Mtge Trust                          1,509,848
                                                           Lehman Brothers Holdings                              1,376,086
                                                           Merrill Lynch & Co.                                     796,261
                                                           Morgan Stanley                                        1,480,778
                                                           Morgan Stanley Capital 1                                560,613
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(a)                                  None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Diversified Bond                                          Bear Stearns Commercial Mtge                         12,122,719
                                                           Securities
                                                           Bear Stearns Companies                               49,912,332
                                                           ChaseFlex Trust                                       2,456,868
                                                           Citigroup Commercial Mtge Trust                       8,065,960
                                                           Citigroup/Deutsche Bank Commercial                    3,031,568
                                                           Mtge Trust
                                                           Credit Suisse Mtge Capital Ctfs                       5,088,172
                                                           CS First Boston Mtge Securities                      34,607,804
                                                           GS Mtge Securities II                                 5,819,451
                                                           J.P. Morgan Chase Commercial Mtge                    63,426,330
                                                           Securities
                                                           LaBranche & Co.                                       1,002,788
                                                           LB-UBS Commercial Mtge Trust                         52,308,115
                                                           Merrill Lynch Mtge Trust                             11,853,501
                                                           Morgan Stanley Capital 1                             38,587,394
                                                           Morgan Stanley, Dean Witter Capital 1                20,396,007
---------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(a)                               None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(a)                                    None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(a)                                   None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(a)                                    None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(a)                                        None                                             N/A
---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  52

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                          FUND                                            ISSUER                   AT END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------------
 Balanced                                                  Bear Stearns Commercial Mtge                          1,816,311
                                                           Securities
                                                           ChaseFlex Trust                                       1,489,335
                                                           Citigroup                                            26,524,575
                                                           Citigroup Commercial Mtge Trust                         984,980
                                                           Citigroup/Deutsche Bank Commercial                      375,215
                                                           Mtge Trust
                                                           Credit Suisse Mortgage Capital Ctfs                   1,540,137
                                                           CS First Boston Mtge Securities                       4,772,358
                                                           Franklin Resources                                    2,553,863
                                                           Goldman Sachs Group                                   1,382,453
                                                           JP Morgan Chase & Co.                                13,696,776
                                                           JP Morgan Chase Commercial Mtge                      10,245,115
                                                           Securities
                                                           LaBranche & Co.                                         149,800
                                                           LB-UBS Commercial Mtge Trust                          6,314,518
                                                           Legg Mason                                              780,253
                                                           Lehman Brothers Holdings                              8,032,201
                                                           Merrill Lynch & Co.                                   7,314,665
                                                           Merrill Lynch Mtge Trust                              2,441,653
                                                           Morgan Stanley                                        8,378,744
                                                           Morgan Stanley Capital 1                              5,463,304
                                                           Morgan Stanley, Dean Witter Capital 1                 2,607,047
                                                           PNC Financial Services Group                          3,576,942
---------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*                             N/A                                              N/A
---------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income                                 Citigroup                                           206,383,817
                                                           Merrill Lynch & Co.                                  41,409,668
                                                           Morgan Stanley                                       21,821,963
---------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                                             None                                             N/A
---------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  53

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                          FUND                                            ISSUER                   AT END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                                      Bear Stearns Commercial Mtge                          1,226,711
                                                           Securities
                                                           Bear Stearns Companies                                3,447,020
                                                           Citigroup                                            13,014,584
                                                           Citigroup Commercial Mtge Trust                         817,086
                                                           Citigroup/Deutsche Bank Commercial                      175,100
                                                           Mtge Trust
                                                           Credit Suisse Mortgage Capital Ctfs                     462,041
                                                           CS First Boston Mtge Securities                       3,321,009
                                                           E*TRADE Financial                                     1,720,518
                                                           Franklin Resources                                    1,165,259
                                                           Goldman Sachs Group                                   6,094,688
                                                           GS Mtge Securities                                      537,900
                                                           GS Mortgage Securities II                               763,446
                                                           Investment Technology Group                             100,419
                                                           JP Morgan Chase & Co.                                11,856,883
                                                           JP Morgan Chase Commercial Mtge                       5,654,975
                                                           Securities
                                                           Knight Capital Group Cl A                               146,000
                                                           LaBranche & Co.                                         774,864
                                                           LB-UBS Commercial Mtge Trust                          4,279,488
                                                           Lehman Brothers Holdings                              7,843,341
                                                           Merrill Lynch & Co.                                  11,584,383
                                                           Merrill Lynch Mtge Trust                                308,419
                                                           Morgan Stanley                                        3,160,211
                                                           Morgan Stanley Capital 1                              2,727,221
                                                           Morgan Stanley, Dean Witter Capital 1                   982,815
                                                           Piper Jaffray Companies                                  77,654
                                                           PNC Financial Services Group                          3,780,064
---------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation*                                               N/A                             N/A
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income                       Citigroup                                               641,723
                                                           Credit Suisse First Boston USA                          641,038
                                                           Lehman Brothers Holdings                                640,627
                                                           JP Morgan Chase & Co.                                   400,500
                                                           JP Morgan Chase Commercial Mtge                         208,077
                                                           Securities
                                                           Merrill Lynch & Co.                                     640,623
                                                           Morgan Stanley                                          640,788
---------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity                          None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                                          None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                                     None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 European Equity                                           Credit Suisse Group                                   1,561,254
---------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  54

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                          FUND                                            ISSUER                   AT END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
 Global Bond                                               Bear Stearns Commercial Mtge                          1,928,687
                                                           Securities
                                                           Citigroup                                             3,072,505
                                                           Citigroup Commercial Mtge Trust                       1,142,977
                                                           Credit Suisse Mortgage Capital Ctfs                     927,081
                                                           CS First Boston Mtge Securities                         580,252
                                                           GS Mortgage Securities II                               942,552
                                                           JP Morgan Chase Commercial Mtge                       8,255,847
                                                           Securities
                                                           LaBranche & Co.                                         172,800
                                                           LB-UBS Commercial Mtge Trust                          4,108,805
                                                           Morgan Stanley                                          360,721
                                                           Morgan Stanley Capital 1                              3,233,127
                                                           Morgan Stanley, Dean Witter Capital 1                 2,279,259
---------------------------------------------------------------------------------------------------------------------------
 Global Equity                                             Bear Stearns Companies                                5,957,741
                                                           Citigroup                                             5,305,273
                                                           E*TRADE Financial                                     6,023,397
                                                           Goldman Sachs Group                                   8,934,554
---------------------------------------------------------------------------------------------------------------------------
 Global Technology                                         None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth                           None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 International Equity                                      Credit Suisse Group                                     699,960
---------------------------------------------------------------------------------------------------------------------------
 International Opportunity                                 Credit Suisse Group                                   6,803,658
---------------------------------------------------------------------------------------------------------------------------
 International Select Value                                Credit Suisse Group                                  21,282,154
---------------------------------------------------------------------------------------------------------------------------
 International Small Cap                                   None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                                   None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                                            Ameritrade Holding                                   14,356,863
                                                           Legg Mason - subsidiary                               7,086,678
---------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                                           None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                                    None                                             N/A
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                                   None                                             N/A
---------------------------------------------------------------------------------------------------------------------------

 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

Statement of Additional Information - Sept. 28, 2007                    Page  55

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

    TABLE 7. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    PERCENT OF
                                                                                     AGGREGATE
                                                       AGGREGATE                   DOLLAR AMOUNT     AGGREGATE       AGGREGATE
                                                         DOLLAR      PERCENT OF   OF TRANSACTIONS      DOLLAR          DOLLAR
                                                       AMOUNT OF      AGGREGATE      INVOLVING       AMOUNT OF       AMOUNT OF
                                        NATURE OF     COMMISSIONS     BROKERAGE     PAYMENT OF      COMMISSIONS     COMMISSIONS
                          BROKER       AFFILIATION   PAID TO BROKER  COMMISSIONS    COMMISSIONS    PAID TO BROKER  PAID TO BROKER
                      -----------------------------------------------------------------------------------------------------------
        FUND                                             2007                                           2006            2005
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder         None                                                                            $0           $0(a)
 Aggressive
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder         None                                                                             0            0(a)
 Conservative
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder         None                                                                             0            0(a)
 Moderate
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder         None                                                                             0            0(a)
 Moderate Aggressive
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder         None                                                                             0            0(a)
 Moderate
 Conservative
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder         None                                                                             0            0(a)
 Total Equity
---------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index             None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 Small Company Index       None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------------
 Equity Value              None                                                                             0         10,142*
---------------------------------------------------------------------------------------------------------------------------------
 Precious Metals and       None                                                                             0          3,614*
 Mining
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage       None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth          None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus         None(b)                                                                      N/A             N/A
 2010
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus         None(b)                                                                      N/A             N/A
 2015
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus         None(b)                                                                      N/A             N/A
 2020
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus         None(b)                                                                      N/A             N/A
 2025
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus         None(b)                                                                      N/A             N/A
 2030
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus         None(b)                                                                      N/A             N/A
 2035
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus         None(b)                                                                      N/A             N/A
 2040
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus         None(b)                                                                      N/A             N/A
 2045
---------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  56

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    PERCENT OF
                                                                                     AGGREGATE
                                                       AGGREGATE                   DOLLAR AMOUNT     AGGREGATE       AGGREGATE
                                                         DOLLAR      PERCENT OF   OF TRANSACTIONS      DOLLAR          DOLLAR
                                                       AMOUNT OF      AGGREGATE      INVOLVING       AMOUNT OF       AMOUNT OF
                                        NATURE OF     COMMISSIONS     BROKERAGE     PAYMENT OF      COMMISSIONS     COMMISSIONS
                          BROKER       AFFILIATION   PAID TO BROKER  COMMISSIONS    COMMISSIONS    PAID TO BROKER  PAID TO BROKER
                      -----------------------------------------------------------------------------------------------------------
        FUND                                             2007                                           2006            2005
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth    JPMorgan                4              $23        0.00%          0.00%             $57*              27
                      Securities,
                      Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value         None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth   Goldman                 5                0                                            0              38
                      Sachs & Co.
---------------------------------------------------------------------------------------------------------------------------------
 High Yield Bond           None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 Income Builder            None                                                                          0(c)         N/A
 Basic Income
---------------------------------------------------------------------------------------------------------------------------------
 Income Builder            None                                                                          0(c)         N/A
 Enhanced Income
---------------------------------------------------------------------------------------------------------------------------------
 Income Builder            None                                                                          0(c)         N/A
 Moderate Income
---------------------------------------------------------------------------------------------------------------------------------
 Select Value         Gabelli & Co.           7            7,352         0.42           0.51           14,216         143,463
---------------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S.       None                                                                             0               0
 Government
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity     JPMorgan                4              568         0.12           0.03                0               0
                      Securities,
                      Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value      Goldman Sachs           5                0                                        1,821           1,943
                      & Co.
                      -----------------------------------------------------------------------------------------------------------
                      Legg Mason              8                0                                            0           2,700
                      Wood
                      Walker, Inc.
                      -----------------------------------------------------------------------------------------------------------
                      M.J. Whitman            9                0                                            0               0
---------------------------------------------------------------------------------------------------------------------------------
 U.S. Gov't Mortgage       None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 Value                     None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------------------
 Dividend             AEIS                    1                0                                            0         20,898*
 Opportunity
---------------------------------------------------------------------------------------------------------------------------------
 Real Estate               None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------------------
 Cash Management           None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 Core Bond                 None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity        None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small         None                                                                       None(d)         N/A
 and
 Mid Cap Equity
---------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small         None                                                                       None(e)         N/A
 Cap Value
---------------------------------------------------------------------------------------------------------------------------------
 Floating Rate             None                                                                       None(e)         N/A
---------------------------------------------------------------------------------------------------------------------------------
 Growth               AEIS                    1                0                                            0         13,720*
---------------------------------------------------------------------------------------------------------------------------------
 Income                    None                                                                             0               0
 Opportunities
---------------------------------------------------------------------------------------------------------------------------------
 Inflation Protected       None                                                                             0               0
 Securities
---------------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity     AEIS                    1                0                                            0         10,214*
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  57

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   PERCENT OF
                                                                                    AGGREGATE
                                                                                  DOLLAR AMOUNT
                                                       AGGREGATE                       OF          AGGREGATE       AGGREGATE
                                                         DOLLAR      PERCENT OF   TRANSACTIONS       DOLLAR          DOLLAR
                                                       AMOUNT OF      AGGREGATE     INVOLVING      AMOUNT OF       AMOUNT OF
                                        NATURE OF     COMMISSIONS     BROKERAGE    PAYMENT OF     COMMISSIONS     COMMISSIONS
                          BROKER       AFFILIATION   PAID TO BROKER  COMMISSIONS   COMMISSIONS   PAID TO BROKER  PAID TO BROKER
                      ---------------------------------------------------------------------------------------------------------
        FUND                                            2007                                          2006            2005
-------------------------------------------------------------------------------------------------------------------------------
 Large Cap Value      AEIS                    1                0                                          0            276*
-------------------------------------------------------------------------------------------------------------------------------
 Limited Duration          None                                                                           0               0
 Bond
-------------------------------------------------------------------------------------------------------------------------------
                                                        2006                                        2005            2004
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------------
 California                None                                                                           0               0
 Tax-Exempt(f)
-------------------------------------------------------------------------------------------------------------------------------
 Diversified Bond          None                                                                           0               0
-------------------------------------------------------------------------------------------------------------------------------
 Massachusetts             None                                                                           0               0
 Tax-Exempt(f)
-------------------------------------------------------------------------------------------------------------------------------
 Michigan                  None                                                                           0               0
 Tax-Exempt(f)
-------------------------------------------------------------------------------------------------------------------------------
 Minnesota                 None                                                                           0               0
 Tax-Exempt(f)
-------------------------------------------------------------------------------------------------------------------------------
 New York                  None                                                                           0               0
 Tax-Exempt(f)
-------------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(f)        None                                                                           0               0
-------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
 Balanced             AEIS                    1                0                                          0          8,440*
-------------------------------------------------------------------------------------------------------------------------------
 Disciplined Large         N/A                                                                      N/A             N/A
 Cap Growth**
-------------------------------------------------------------------------------------------------------------------------------
 Diversified Equity   AEIS                    1                0                                     1,716*         73,448*
 Income
-------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value        AEIS                    1                0                                          0         39,552*
-------------------------------------------------------------------------------------------------------------------------------
 Strategic                 None                                                                           0               0
 Allocation
-------------------------------------------------------------------------------------------------------------------------------
 Strategic Income          N/A                                                                      N/A             N/A
 Allocation**
-------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------------
 Absolute Return         None(g)                                                                    N/A             N/A
 Currency and Income
-------------------------------------------------------------------------------------------------------------------------------
 Disciplined             None(h)                                                                    N/A             N/A
 International
 Equity
-------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets          None                                                                           0               0
-------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets        None(i)                                                                    N/A             N/A
 Bond
-------------------------------------------------------------------------------------------------------------------------------
 European Equity           None                                                                           0               0
-------------------------------------------------------------------------------------------------------------------------------
 Global Bond               None                                                                           0               0
-------------------------------------------------------------------------------------------------------------------------------
 Global Equity             None                                                                           0               0
-------------------------------------------------------------------------------------------------------------------------------
 Global Technology    AEIS                    1                0            0             0               0         97,718*
-------------------------------------------------------------------------------------------------------------------------------
 International        JPMorgan                4            8,149         1.24          0.66           9,426          22,343
 Aggressive Growth    Securities,
                      Inc.
                      ---------------------------------------------------------------------------------------------------------
                      Cazenove, Inc.          4                0            0             0             339               0
-------------------------------------------------------------------------------------------------------------------------------
 International             None                                                                           0               0
 Equity
-------------------------------------------------------------------------------------------------------------------------------
 International             None                                                                           0               0
 Opportunity
-------------------------------------------------------------------------------------------------------------------------------
 International        Sanford C.             10                0            0             0           8,829          20,637
 Select Value         Bernstein &
                      Co. LLC
-------------------------------------------------------------------------------------------------------------------------------
 International Small       None                                                                           0               0
 Cap
-------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
 Intermediate              None                                                                           0               0
 Tax-Exempt
-------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth       AEIS                    1                0            0             0               0         17,994*
-------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  58

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    PERCENT OF
                                                                                     AGGREGATE
                                                       AGGREGATE                   DOLLAR AMOUNT     AGGREGATE       AGGREGATE
                                                         DOLLAR      PERCENT OF   OF TRANSACTIONS      DOLLAR          DOLLAR
                                                       AMOUNT OF      AGGREGATE      INVOLVING       AMOUNT OF       AMOUNT OF
                                        NATURE OF     COMMISSIONS     BROKERAGE     PAYMENT OF      COMMISSIONS     COMMISSIONS
                          BROKER       AFFILIATION   PAID TO BROKER  COMMISSIONS    COMMISSIONS    PAID TO BROKER  PAID TO BROKER
                      -----------------------------------------------------------------------------------------------------------
        FUND                                             2006                                           2005            2004
---------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond           None                                                                             0               0
---------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High           None                                                                             0               0
 Income
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money          None                                                                             0               0
 Market
---------------------------------------------------------------------------------------------------------------------------------


 *     Represents brokerage clearing fees.
 ** As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.

 (1) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial.
 (2)   Affiliate of UBS, a subadviser.
 (3) Affiliate of Neuberger Berman Management, Inc., a former subadviser, terminated July 24, 2003.
 (4)   Affiliate of American Century, a subadviser.
 (5)   Affiliate of Goldman Sachs Asset Management, L.P., a subadviser.
 (6) Affiliate of Eagle Asset Management, Inc., a former subadviser, terminated April 2005.
 (7) Affiliate of GAMCO Investors, Inc. a former subadviser, terminated Sept. 29, 2006.
 (8) Affiliate of Royce & Associates, LLC., a former subadviser, terminated April 24, 2006.
 (9) Affiliate of Third Avenue Management, LLC., a former subadviser, terminated March 15, 2004.
 (10)  Affiliate of AllianceBernstein, a subadviser.

 (a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
 (b) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
 (c) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
 (d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
 (e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
 (f) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.
 (g) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.
 (h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
 (i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 8. VALUING FUND SHARES

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive
    Class A                                                  $400,073,034            32,781,390                        $12.20
    Class B                                                    98,479,846             8,131,609                         12.11
    Class C                                                    12,215,638             1,011,229                         12.08
    Class R4(a)                                                    76,765                 6,275                         12.23
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative
    Class A                                                    82,673,511             7,926,810                         10.43
    Class B                                                    35,957,945             3,458,347                         10.40
    Class C                                                     5,208,785               500,413                         10.41
    Class R4(a)                                                    23,731                 2,296                         10.34
-----------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  59

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate
    Class A                                                   600,269,888            52,846,837                         11.36
    Class B                                                   188,670,967            16,679,954                         11.31
    Class C                                                    27,189,749             2,401,836                         11.32
    Class R4(a)                                                   111,556                 9,835                         11.34
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Aggressive
    Class A                                                   801,243,094            68,285,569                         11.73
    Class B                                                   202,093,816            17,295,309                         11.68
    Class C                                                    25,618,875             2,193,231                         11.68
    Class R4(a)                                                   339,106                28,867                         11.75
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Conservative
    Class A                                                   197,884,478            18,243,067                         10.85
    Class B                                                    70,978,040             6,562,786                         10.82
    Class C                                                    12,991,707             1,200,747                         10.82
    Class R4(a)                                                    28,252                 2,615                         10.80
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity
    Class A                                                   364,207,385            28,873,885                         12.61
    Class B                                                    91,174,410             7,283,997                         12.52
    Class C                                                    11,361,042               909,754                         12.49
    Class R4(a)                                                   194,364                15,365                         12.65
-----------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index
    Class D                                                    57,268,626            10,342,190                          5.54
    Class E                                                   241,190,686            43,377,282                          5.56
-----------------------------------------------------------------------------------------------------------------------------
 Small Company Index
    Class A                                                   834,954,281            99,373,376                          8.40
    Class B                                                   229,997,889            30,755,493                          7.48
    Class R4(a)                                                10,300,727             1,199,527                          8.59
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------
 Equity Value
    Class A                                                 1,038,420,343            77,344,252                         13.43
    Class B                                                   185,258,605            13,764,180                         13.46
    Class C                                                     6,274,898               470,398                         13.34
    Class I                                                        14,387                 1,070                         13.45
    Class R2                                                        5,024                   374                         13.43
    Class R3                                                        5,024                   374                         13.43
    Class R4(a)                                                11,834,082               880,545                         13.44
    Class R5                                                        5,024                   374                         13.43
    Class W                                                         5,102                   380                         13.43
-----------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining
    Class A                                                    97,644,562             6,936,869                         14.08
    Class B                                                    17,659,188             1,336,794                         13.21
    Class C                                                     1,801,852               137,792                         13.08
    Class I                                                        14,068                   989                         14.22
    Class R4(a)                                                    90,369                 6,356                         14.22
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage
    Class A                                                   441,693,595            73,720,330                          5.99
    Class B                                                   129,336,345            23,611,177                          5.48
    Class C                                                     8,769,589             1,600,573                          5.48
    Class I                                                         9,161                 1,484                          6.17
    Class R2                                                        4,138                   679                          6.09
    Class R3                                                        4,143                   679                          6.10
    Class R4(a)                                                   407,304                66,765                          6.10
    Class R5                                                        4,149                   679                          6.11
-----------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  60

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth
    Class A                                                   113,612,985            22,851,570                          4.97
    Class B                                                    43,605,178             9,235,700                          4.72
    Class C                                                     4,604,901               974,784                          4.72
    Class I                                                    51,300,183            10,105,257                          5.08
    Class R2                                                        4,770                   951                          5.02
    Class R3                                                        4,771                   951                          5.02
    Class R4(a)                                                   270,967                53,975                          5.02
    Class R5                                                        4,779                   951                          5.03
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010
    Class A                                                       570,807                52,343                         10.91
    Class R2                                                        5,101                   468                         10.90
    Class R3                                                        5,102                   468                         10.90
    Class R4                                                        5,103                   468                         10.90
    Class R5                                                        5,103                   468                         10.90
    Class Y                                                    17,027,528             1,561,292                         10.91
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015
    Class A                                                     1,558,139               141,208                         11.03
    Class R2                                                        5,124                   465                         11.02
    Class R3                                                        5,128                   465                         11.03
    Class R4                                                        5,133                   465                         11.04
    Class R5                                                        5,137                   465                         11.05
    Class Y                                                    24,335,322             2,202,953                         11.05
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020
    Class A                                                     1,811,990               163,746                         11.07
    Class R2                                                        5,138                   464                         11.07
    Class R3                                                        5,142                   464                         11.08
    Class R4                                                        5,147                   464                         11.09
    Class R5                                                        5,152                   464                         11.10
    Class Y                                                    36,822,853             3,319,542                         11.09
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025
    Class A                                                     1,626,912               146,790                         11.08
    Class R2                                                        5,166                   466                         11.09
    Class R3                                                        5,171                   466                         11.10
    Class R4                                                        5,168                   465                         11.11
    Class R5                                                        5,173                   465                         11.12
    Class Y                                                    36,511,597             3,284,899                         11.11
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030
    Class A                                                     1,234,023               110,886                         11.13
    Class R2                                                        5,159                   464                         11.12
    Class R3                                                        5,164                   464                         11.13
    Class R4                                                        5,169                   464                         11.14
    Class R5                                                        5,173                   464                         11.15
    Class Y                                                    34,804,136             3,120,579                         11.15
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035
    Class A                                                       856,259                77,424                         11.06
    Class R2                                                        5,163                   467                         11.06
    Class R3                                                        5,168                   467                         11.07
    Class R4                                                        5,173                   467                         11.08
    Class R5                                                        5,177                   467                         11.09
    Class Y                                                    20,424,143             1,842,764                         11.08
-----------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  61

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040
    Class A                                                       408,307                36,765                         11.11
    Class R2                                                        5,152                   464                         11.10
    Class R3                                                        5,157                   464                         11.11
    Class R4                                                        5,161                   464                         11.12
    Class R5                                                        5,166                   464                         11.13
    Class Y                                                    26,163,420             2,350,709                         11.13
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045
    Class A                                                       449,557                40,512                         11.10
    Class R2                                                        5,165                   466                         11.08
    Class R3                                                        5,170                   466                         11.09
    Class R4                                                        5,174                   466                         11.10
    Class R5                                                        5,179                   466                         11.11
    Class Y                                                     6,194,498               557,075                         11.12
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth
    Class A                                                   399,711,131            40,595,431                          9.85
    Class B                                                    97,376,249            10,200,166                          9.55
    Class C                                                     1,777,567               186,186                          9.55
    Class I                                                    98,651,692             9,896,891                          9.97
    Class R2                                                        5,658                   572                          9.89
    Class R3                                                        5,665                   572                          9.90
    Class R4(a)                                                    90,912                 9,173                          9.91
    Class R5                                                        5,679                   572                          9.93
-----------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth
    Class A                                                    18,943,663             2,707,778                          7.00
    Class B                                                     5,745,289               848,868                          6.77
    Class C                                                       758,297               111,896                          6.78
    Class I                                                   212,413,837            29,927,715                          7.10
    Class R4(a)                                                    48,276                 6,836                          7.06
-----------------------------------------------------------------------------------------------------------------------------
 Fundamental Value
    Class A                                                   822,766,661           117,196,079                          7.02
    Class B                                                   257,797,220            37,969,190                          6.79
    Class C                                                    19,629,840             2,880,002                          6.82
    Class I                                                    90,894,421            12,814,095                          7.09
    Class R4(a)                                                 1,044,983               148,002                          7.06
-----------------------------------------------------------------------------------------------------------------------------
 High Yield Bond
    Class A                                                 1,462,714,531           484,680,021                          3.02
    Class B                                                   320,767,041           106,329,088                          3.02
    Class C                                                    25,659,465             8,557,601                          3.00
    Class I                                                    97,100,427            32,190,847                          3.02
    Class R2                                                        5,120                 1,695                          3.02
    Class R3                                                        5,119                 1,695                          3.02
    Class R4(a)                                                 1,252,245               415,365                          3.01
    Class R5                                                        5,120                 1,695                          3.02
    Class W                                                    30,060,498            10,016,119                          3.00
-----------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income
    Class A                                                   197,480,474            18,306,514                         10.79
    Class B                                                    33,369,169             3,098,661                         10.77
    Class C                                                     8,088,151               750,276                         10.78
    Class R4(a)                                                   106,546                 9,868                         10.80
-----------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income
    Class A                                                   266,493,709            24,047,577                         11.08
    Class B                                                    38,769,941             3,502,670                         11.07
    Class C                                                    10,729,906               969,089                         11.07
    Class R4(a)                                                    39,068                 3,524                         11.09
-----------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  62

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income
    Class A                                                   458,497,113            41,715,177                         10.99
    Class B                                                    68,996,638             6,291,731                         10.97
    Class C                                                    15,332,314             1,396,682                         10.98
    Class R4(a)                                                    19,870                 1,806                         11.00
-----------------------------------------------------------------------------------------------------------------------------
 Select Value
    Class A                                                   448,392,699            75,595,343                          5.93
    Class B                                                   125,804,793            22,107,427                          5.69
    Class C                                                     8,953,531             1,574,251                          5.69
    Class I                                                    30,305,964             5,025,259                          6.03
    Class R4(a)                                                    95,049                15,886                          5.98
-----------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government
    Class A                                                   513,555,337           108,496,677                          4.73
    Class B                                                   216,252,753            45,676,904                          4.73
    Class C                                                    10,269,796             2,169,685                          4.73
    Class I                                                    54,815,256            11,563,982                          4.74
    Class R4(a)                                                 3,856,258               814,685                          4.73
    Class W                                                         4,980                 1,053                          4.73
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity
    Class A                                                   274,668,755            40,475,947                          6.79
    Class B                                                    43,661,999             6,746,392                          6.47
    Class C                                                     3,367,966               521,089                          6.46
    Class I                                                        11,768                 1,724                          6.83
    Class R4(a)                                                 4,055,830               590,525                          6.87
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Value
    Class A                                                   682,266,694           104,074,892                          6.56
    Class B                                                   260,475,063            41,623,621                          6.26
    Class C                                                    18,231,415             2,907,017                          6.27
    Class I                                                    26,529,768             3,966,668                          6.69
    Class R2                                                        4,526                   685                          6.61
    Class R3                                                        4,532                   685                          6.62
    Class R4(a)                                                   349,188                52,748                          6.62
    Class R5                                                        4,543                   685                          6.63
-----------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage
    Class A                                                   110,626,774            22,121,800                          5.00
    Class B                                                    44,391,082             8,873,574                          5.00
    Class C                                                     4,878,851               975,139                          5.00
    Class I                                                   207,377,398            41,508,753                          5.00
    Class R4(a)                                                39,842,143             7,972,479                          5.00
-----------------------------------------------------------------------------------------------------------------------------
 Value
    Class A                                                   211,688,779            37,389,078                          5.66
    Class B                                                    88,890,354            16,146,970                          5.51
    Class C                                                     6,587,937             1,193,612                          5.52
    Class I                                                    60,205,362            10,545,615                          5.71
    Class R4(a)                                                   126,927                22,309                          5.69
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity
    Class A                                                 1,452,870,794           150,496,501                          9.65
    Class B                                                   303,235,001            31,632,609                          9.59
    Class C                                                    25,821,807             2,697,582                          9.57
    Class I                                                   241,944,888            25,013,097                          9.67
    Class R4(a)                                                 1,327,869               137,249                          9.67
    Class W                                                         5,493                   568                          9.67
-----------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  63

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Real Estate
    Class A                                                   146,543,348             9,256,921                         15.83
    Class B                                                    29,348,848             1,867,016                         15.72
    Class C                                                     2,336,410               148,656                         15.72
    Class I                                                    94,663,945             5,966,761                         15.87
    Class R4(a)                                                   189,682                12,014                         15.79
    Class W                                                         4,340                   275                         15.78
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------
 Cash Management
    Class A                                                 4,662,135,661         4,661,926,326                          1.00
    Class B                                                    75,691,552            75,887,752                          1.00
    Class C                                                     3,601,400             3,602,252                          1.00
    Class I                                                    49,244,173            49,241,684                          1.00
    Class R5                                                        4,999                 5,000                          1.00
    Class W                                                   120,154,895           120,156,352                          1.00
    Class Y                                                    43,544,377            43,630,241                          1.00
-----------------------------------------------------------------------------------------------------------------------------
 Core Bond
    Class A                                                    39,913,930             4,212,416                          9.48
    Class B                                                    10,154,475             1,070,928                          9.48
    Class C                                                       587,688                61,965                          9.48
    Class I                                                   259,104,810            27,376,402                          9.46
    Class R2                                                        4,912                   518                          9.48
    Class R3                                                        4,912                   518                          9.48
    Class R4(a)                                                     9,474                 1,000                          9.47
    Class R5                                                        4,912                   518                          9.48
    Class W                                                         4,889                   516                          9.47
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity
    Class A                                                 1,410,073,147           195,317,511                          7.22
    Class B                                                    62,090,519             8,724,783                          7.12
    Class C                                                     3,322,979               467,585                          7.11
    Class I                                                   441,406,784            60,689,061                          7.27
    Class R2                                                        4,763                   661                          7.21
    Class R3                                                        4,770                   661                          7.22
    Class R4(a)                                               157,584,051            21,739,173                          7.25
    Class R5                                                        4,783                   661                          7.24
    Class W                                                   744,887,615           103,164,030                          7.22
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity
    Class A                                                    18,372,667             1,924,399                          9.55
    Class B                                                     1,365,013               144,191                          9.47
    Class C                                                       183,734                19,407                          9.47
    Class I                                                    38,785,276             4,051,418                          9.57
    Class R4(a)                                                    15,157                 1,586                          9.56
    Class W                                                    57,063,032             5,979,419                          9.54
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value
    Class A                                                    13,618,506             1,361,629                         10.00
    Class B                                                       551,233                55,679                          9.90
    Class C                                                        46,126                 4,657                          9.90
    Class I                                                    25,166,988             2,509,791                         10.03
    Class R2                                                        4,536                   455                          9.97
    Class R3                                                        4,544                   455                          9.99
    Class R4(a)                                                    10,004                 1,000                         10.00
    Class R5                                                        4,557                   455                         10.02
-----------------------------------------------------------------------------------------------------------------------------
 Floating Rate
    Class A                                                   426,098,639            43,927,296                          9.70
    Class B                                                    48,127,927             4,961,642                          9.70
    Class C                                                    23,742,707             2,447,587                          9.70
    Class I                                                   186,030,163            19,185,525                          9.70
    Class R4(a)                                                   294,089                30,330                          9.70
    Class W                                                         4,822                   497                          9.70
-----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  64

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Growth
    Class A                                                 2,392,774,288            73,100,079                         32.73
    Class B                                                   369,487,313            12,401,019                         29.79
    Class C                                                    20,332,352               682,923                         29.77
    Class I                                                   298,304,650             8,893,003                         33.54
    Class R2                                                        5,135                   155                         33.13
    Class R3                                                        5,143                   155                         33.18
    Class R4(a)                                               145,831,935             4,373,779                         33.34
    Class R5                                                        5,159                   155                         33.28
    Class W                                                         5,214                   157                         33.21
-----------------------------------------------------------------------------------------------------------------------------
 Income Opportunities
    Class A                                                   177,438,822            17,763,829                          9.99
    Class B                                                    43,356,468             4,342,532                          9.98
    Class C                                                     4,788,510               479,660                          9.98
    Class I                                                    85,512,402             8,550,686                         10.00
    Class R4(a)                                                   152,957                15,307                          9.99
-----------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities
    Class A                                                    65,959,818             6,807,001                          9.69
    Class B                                                    16,143,740             1,666,752                          9.69
    Class C                                                     1,784,275               184,194                          9.69
    Class I                                                   310,160,205            32,014,702                          9.69
    Class R4(a)                                                     9,661                 1,000                          9.66
    Class W                                                         4,932                   509                          9.69
-----------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity
    Class A                                                 5,038,950,020           833,522,641                          6.05
    Class B                                                   833,234,754           140,889,101                          5.91
    Class C                                                    31,622,901             5,341,167                          5.92
    Class I                                                    67,937,053            11,159,673                          6.09
    Class R2                                                        5,001                   822                          6.08
    Class R3                                                        5,009                   822                          6.09
    Class R4(a)                                               330,120,266            53,887,010                          6.13
    Class R5                                                   25,375,778             4,153,053                          6.11
-----------------------------------------------------------------------------------------------------------------------------
 Large Cap Value
    Class A                                                    62,421,177            10,928,420                          5.71
    Class B                                                    15,116,287             2,672,256                          5.66
    Class C                                                     1,041,705               184,547                          5.64
    Class I                                                    16,865,439             2,934,662                          5.75
    Class R2                                                        4,345                   763                          5.69
    Class R3                                                        4,352                   763                          5.70
    Class R4(a)                                                    37,830                 6,589                          5.74
    Class R5                                                        4,364                   763                          5.72
-----------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond
    Class A                                                    61,546,982             6,425,229                          9.58
    Class B                                                     9,671,171             1,009,974                          9.58
    Class C                                                     1,598,714               167,013                          9.57
    Class I                                                    78,906,235             8,234,187                          9.58
    Class R4(a)                                                     9,580                 1,000                          9.58
    Class W                                                         4,907                   512                          9.58
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(b)
    Class A                                                   170,289,094            32,979,699                          5.16
    Class B                                                     8,771,389             1,699,853                          5.16
    Class C                                                     2,177,694               421,234                          5.17
-----------------------------------------------------------------------------------------------------------------------------
 Diversified Bond
    Class A                                                 2,013,110,199           422,021,713                          4.77
    Class B                                                   401,897,200            84,250,141                          4.77
    Class C                                                    17,292,094             3,624,635                          4.77
    Class I                                                   275,800,310            57,740,014                          4.78
    Class Y                                                   172,667,879            36,202,020                          4.77
-----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  65

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(b)
    Class A                                                    48,768,545             9,154,223                          5.33
    Class B                                                     9,072,094             1,703,066                          5.33
    Class C                                                       798,191               149,911                          5.32
-----------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(b)
    Class A                                                    45,706,641             8,698,092                          5.25
    Class B                                                     2,650,676               504,169                          5.26
    Class C                                                     1,415,848               269,384                          5.26
-----------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(b)
    Class A                                                   308,554,161            58,516,172                          5.27
    Class B                                                    29,477,245             5,589,082                          5.27
    Class C                                                     8,150,812             1,545,590                          5.27
-----------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(b)
    Class A                                                    63,093,671            12,494,210                          5.05
    Class B                                                     6,828,613             1,352,374                          5.05
    Class C                                                     1,148,771               227,499                          5.05
-----------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(b)
    Class A                                                    42,239,331             8,027,783                          5.26
    Class B                                                     4,990,875               948,475                          5.26
    Class C                                                     1,494,472               283,946                          5.26
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------
 Balanced
    Class A                                                   958,862,290            91,158,363                         10.52
    Class B                                                    69,852,644             6,683,948                         10.45
    Class C                                                     4,204,946               402,589                         10.44
    Class Y                                                   139,181,201            13,233,867                         10.52
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*                                        N/A                   N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income
    Class A                                                 5,432,695,767           414,854,489                         13.10
    Class B                                                 1,208,096,254            92,172,558                         13.11
    Class C                                                    86,482,609             6,608,956                         13.09
    Class I                                                   133,039,278            10,165,129                         13.09
    Class Y                                                    95,527,571             7,288,120                         13.11
-----------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value
    Class A                                                 1,443,445,703           158,235,901                          9.12
    Class B                                                   296,980,090            33,415,191                          8.89
    Class C                                                    26,549,537             2,986,537                          8.89
    Class I                                                    17,952,154             1,942,703                          9.24
    Class Y                                                    45,294,773             4,928,660                          9.19
-----------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation
    Class A                                                 1,209,435,158           112,183,002                         10.78
    Class B                                                   146,396,175            13,691,129                         10.69
    Class C                                                    22,536,506             2,114,752                         10.66
    Class Y                                                    13,780,810             1,277,961                         10.78
-----------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation*                                         N/A                   N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income
    Class A                                                    10,053,611               996,000                         10.09
    Class B                                                        10,093                 1,000                         10.09
    Class C                                                        10,093                 1,000                         10.09
    Class I                                                    68,129,549             6,743,149                         10.10
    Class R4(a)                                                    10,094                 1,000                         10.09
    Class W                                                           N/A                   N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  66

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity
    Class A                                                    10,874,410             1,107,013                          9.82
    Class B                                                       190,838                19,499                          9.79
    Class C                                                        31,275                 3,195                          9.79
    Class I                                                    62,926,083             6,399,203                          9.83
    Class R4(a)                                                    11,885                 1,209                          9.83
    Class W                                                           N/A                   N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
 Emerging Markets
    Class A                                                   425,229,317            37,571,472                         11.32
    Class B                                                    76,605,821             7,204,484                         10.63
    Class C                                                     4,798,555               450,159                         10.66
    Class I                                                    41,144,243             3,576,427                         11.50
    Class R4(a)                                                 5,734,130               498,653                         11.50
-----------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond
    Class A                                                    11,663,305             1,147,539                         10.16
    Class B                                                       510,005                50,209                         10.16
    Class C                                                        38,734                 3,818                         10.15
    Class I                                                    47,400,407             4,663,886                         10.16
    Class R4(a)                                                    14,378                 1,415                         10.16
    Class W                                                           N/A                   N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
 European Equity
    Class A                                                    85,143,488            15,798,323                          5.39
    Class B                                                    29,438,905             5,546,040                          5.31
    Class C                                                     1,489,197               280,865                          5.30
    Class I                                                        15,461                 2,865                          5.40
    Class R4(a)                                                     4,340                   802                          5.41
-----------------------------------------------------------------------------------------------------------------------------
 Global Bond
    Class A                                                   276,081,128            41,822,802                          6.60
    Class B                                                    63,316,660             9,495,713                          6.67
    Class C                                                     3,116,080               470,447                          6.62
    Class I                                                   144,623,214            21,955,114                          6.59
    Class R4(a)                                                    80,561                12,204                          6.60
    Class W                                                           N/A                   N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
 Global Equity
    Class A                                                   608,153,308            80,859,119                          7.52
    Class B                                                   110,122,992            15,600,152                          7.06
    Class C                                                     5,663,445               807,287                          7.02
    Class R2                                                          N/A                   N/A                           N/A
    Class R3                                                          N/A                   N/A                           N/A
    Class R4(a)                                                 9,464,690             1,246,167                          7.60
    Class R5                                                          N/A                   N/A                           N/A
    Class W                                                           N/A                   N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
 Global Technology
    Class A                                                   122,944,396            50,874,610                          2.42
    Class B                                                    42,498,835            20,342,056                          2.09
    Class C                                                     3,415,678             1,630,088                          2.10
    Class I                                                        14,460                 5,882                          2.46
    Class R4(a)                                                   544,605               223,793                          2.43
-----------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth
    Class A                                                   293,775,958            31,171,014                          9.42
    Class B                                                    66,512,481             7,289,751                          9.12
    Class C                                                     4,436,253               486,251                          9.12
    Class I                                                   127,665,491            13,394,495                          9.53
    Class R4(a)                                                   830,516                87,614                          9.48
-----------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  67

-----------------------------------------------------------------------------------------------------------------------------
                         FUND                              NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------------
 International Equity
    Class A                                                    99,431,354            11,739,511                          8.47
    Class B                                                    25,438,560             3,052,687                          8.33
    Class C                                                     1,752,171               210,053                          8.34
    Class I                                                    68,401,947             8,030,624                          8.52
    Class R4(a)                                                   208,406                24,590                          8.48
-----------------------------------------------------------------------------------------------------------------------------
 International Opportunity
    Class A                                                   464,197,404            48,662,459                          9.54
    Class B                                                    77,061,945             8,313,137                          9.27
    Class C                                                     3,350,335               364,611                          9.19
    Class I                                                   105,055,917            10,892,334                          9.64
    Class R2                                                          N/A                   N/A                           N/A
    Class R3                                                          N/A                   N/A                           N/A
    Class R4(a)                                                   814,767                83,796                          9.72
    Class R5                                                          N/A                   N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
 International Select Value
    Class A                                                 1,541,660,931           140,143,797                         11.00
    Class B                                                   380,209,275            35,755,399                         10.63
    Class C                                                    25,603,920             2,411,018                         10.62
    Class I                                                    89,262,817             8,020,468                         11.13
    Class R4(a)                                                 1,779,472               160,592                         11.08
-----------------------------------------------------------------------------------------------------------------------------
 International Small Cap
    Class A                                                    66,757,092             7,136,008                          9.35
    Class B                                                    16,957,050             1,862,179                          9.11
    Class C                                                       992,519               108,850                          9.12
    Class I                                                    15,421,576             1,630,325                          9.46
    Class R4(a)                                                   105,171                11,180                          9.41
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt
    Class A                                                    79,222,404            14,870,237                          5.33
    Class B                                                    10,105,406             1,898,265                          5.32
    Class C                                                     3,889,860               730,718                          5.32
-----------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth
    Class A                                                 1,092,797,106            75,865,923                         14.40
    Class B                                                   207,104,427            15,809,072                         13.10
    Class C                                                     8,971,125               684,902                         13.10
    Class I                                                         5,584                   379                         14.73
    Class R4(a)                                                28,734,870             1,966,443                         14.61
-----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond
    Class A                                                   788,062,658           202,199,047                          3.90
    Class B                                                    42,861,116            10,998,990                          3.90
    Class C                                                     6,544,550             1,678,589                          3.90
-----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income
    Class A                                                 3,042,227,492           684,487,152                          4.44
    Class B                                                   126,941,031            28,569,339                          4.44
    Class C                                                    17,942,164             4,035,449                          4.45
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                                      117,705,960           117,733,876                          1.00
-----------------------------------------------------------------------------------------------------------------------------

 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a)   Effective Dec. 11, 2006, Class Y was renamed Class R4.
 (b) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

     - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

Statement of Additional Information - Sept. 28, 2007                    Page  68

     - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

     - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

     - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

     - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

     - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

     - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

     - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

     - When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

Statement of Additional Information - Sept. 28, 2007                    Page  69

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These

Statement of Additional Information - Sept. 28, 2007                    Page  70
shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the funds' website (riversource.com/funds), and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, the investment manager makes publicly available information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally as of a month-end and is not released until it is at least thirty (30) days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Lehman Brothers Holdings, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Statement of Additional Information - Sept. 28, 2007                    Page  71

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS - The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

     - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

     - The Board supports annual election of all directors and proposals to eliminate classes of directors.

     - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

     - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

     - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS - The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS - The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Statement of Additional Information - Sept. 28, 2007                    Page  72

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES - The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES - The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) - Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN - The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities,

Statement of Additional Information - Sept. 28, 2007                    Page  73
generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS - Certain RiverSource funds may invest in shares of other RiverSource funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the RiverSource funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

INVESTING IN A FUND


Absolute Return Currency and Income Fund is currently only available to certain limited institutional investors. As of Oct. 18, 2007, Absolute Return Currency and Income Fund will also be available to investors purchasing Classes A, C, I, R4, R5 and W shares in authorized investment programs managed by investment professionals, including discretionary managed account programs. Class B shares are closed to investors.


SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (CDSC) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

Statement of Additional Information - Sept. 28, 2007                    Page  74

CLASS A - CALCULATION OF THE SALES CHARGE

Sales charges are determined as shown in the following tables. Table 9A is organized by investment category. You can find your fund's investment category in Table 1.



                         TABLE 9A. CLASS A SALES CHARGE



For all funds EXCEPT Absolute Return Currency and Income



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   FUND OF FUNDS - FIXED INCOME, STATE TAX-EXEMPT
                                                                                        FIXED INCOME, TAXABLE FIXED INCOME,
                                      BALANCED, EQUITY, FUND OF FUNDS - EQUITY                TAX-EXEMPT FIXED INCOME
                                    ---------------------------------------------------------------------------------------------
          FUND CATEGORY                                           SALES CHARGE* AS A PERCENTAGE OF:
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL MARKET VALUE          PUBLIC OFFERING PRICE**  NET AMOUNT INVESTED   PUBLIC OFFERING PRICE**   NET AMOUNT INVESTED
---------------------------------------------------------------------------------------------------------------------------------
 Up to $49,999                              5.75%                   6.10%                  4.75%                   4.99%
---------------------------------------------------------------------------------------------------------------------------------
 $50,000 - $99,999                          4.75%                   4.99%                  4.25%                   4.44%
---------------------------------------------------------------------------------------------------------------------------------
 $100,000 - $249,999                        3.50%                   3.63%                  3.50%                   3.63%
---------------------------------------------------------------------------------------------------------------------------------
 $250,000 - $499,999                        2.50%                   2.56%                  2.50%                   2.56%
---------------------------------------------------------------------------------------------------------------------------------
 $500,000 - $999,999                        2.00%                   2.04%                  2.00%                   2.04%
---------------------------------------------------------------------------------------------------------------------------------
 $1,000,000 or more***                      0.00%                   0.00%                  0.00%                   0.00%
---------------------------------------------------------------------------------------------------------------------------------



   TABLE 9B. CLASS A SALES CHARGE -- ABSOLUTE RETURN CURRENCY AND INCOME FUND



------------------------------------------------------------------------------------------------------------------------
                                                                                            SALES CHARGE* AS A
                                             SALES CHARGE* AS A PERCENTAGE OF                  PERCENTAGE OF
           TOTAL MARKET VALUE                     PUBLIC OFFERING PRICE**                   NET AMOUNT INVESTED
------------------------------------------------------------------------------------------------------------------------
 Up to $49,999                                             3.00%                                   3.09%
------------------------------------------------------------------------------------------------------------------------
 $50,000 - $99,999                                         3.00%                                   3.09%
------------------------------------------------------------------------------------------------------------------------
 $100,000 - $249,999                                       2.50%                                   2.56%
------------------------------------------------------------------------------------------------------------------------
 $250,000 - $499,999                                       2.00%                                   2.04%
------------------------------------------------------------------------------------------------------------------------
 $500,000 - $999,999                                       1.50%                                   1.52%
------------------------------------------------------------------------------------------------------------------------
 $1,000,000 or more***                                     0.00%                                   0.00%
------------------------------------------------------------------------------------------------------------------------


 * Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 **    Purchase price includes the sales charge.

 *** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.


Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

Statement of Additional Information - Sept. 28, 2007                    Page  75

                        TABLE 10. PUBLIC OFFERING PRICE


-----------------------------------------------------------------------------------------------------------------------------
                                                                                   1.0 MINUS MAXIMUM
                           FUND                               NET ASSET VALUE         SALES CHARGE      PUBLIC OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive                                             $12.20                0.9425                $12.94
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative                                            10.43                0.9525                 10.95
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate                                                11.36                0.9425                 12.05
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Aggressive                                     11.73                0.9425                 12.45
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Conservative                                   10.85                0.9525                 11.39
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity                                            12.61                0.9425                 13.38
-----------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index (for Class D)                                                5.54       No sales charge                  5.54
-----------------------------------------------------------------------------------------------------------------------------
 Small Company Index                                                        8.40                0.9425                  8.91
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------
 Equity Value                                                              13.43                0.9425                 14.25
-----------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                                                14.08                0.9425                 14.94
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                                                        5.99                0.9425                  6.36
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                                                           4.97                0.9425                  5.27
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                                                      10.91                0.9425                 11.58
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                                                      11.03                0.9425                 11.70
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                                                      11.07                0.9425                 11.75
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                                                      11.08                0.9425                 11.76
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                                                      11.13                0.9425                 11.81
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                                                      11.06                0.9425                 11.73
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                                                      11.11                0.9425                 11.79
-----------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                                                      11.10                0.9425                 11.78
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                                                          9.85                0.9425                 10.45
-----------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                                                         7.00                0.9425                  7.43
-----------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                                                          7.02                0.9425                  7.45
-----------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                                                            3.02                0.9525                  3.17
-----------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income                                               10.79                0.9525                 11.33
-----------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income                                            11.08                0.9525                 11.63
-----------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income                                            10.99                0.9525                 11.54
-----------------------------------------------------------------------------------------------------------------------------
 Select Value                                                               5.93                0.9425                  6.29
-----------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government                                             4.73                0.9525                  4.97
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                                                           6.79                0.9425                  7.20
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                                                            6.56                0.9425                  6.96
-----------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                                                   5.00                0.9525                  5.25
-----------------------------------------------------------------------------------------------------------------------------
 Value                                                                      5.66                0.9425                  6.01
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                                                       9.65                0.9425                 10.24
-----------------------------------------------------------------------------------------------------------------------------
 Real Estate                                                               15.83                0.9425                 16.80
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------
 Cash Management                                                            1.00       No sales charge                  1.00
-----------------------------------------------------------------------------------------------------------------------------
 Core Bond                                                                  9.48                0.9525                  9.95
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                                                         7.22                0.9425                  7.66
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity                                       9.55                0.9425                 10.13
-----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  76

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   1.0 MINUS MAXIMUM
                           FUND                               NET ASSET VALUE         SALES CHARGE      PUBLIC OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                                               10.00                0.9425                 10.61
-----------------------------------------------------------------------------------------------------------------------------
 Floating Rate                                                              9.70                0.9525                 10.18
-----------------------------------------------------------------------------------------------------------------------------
 Growth                                                                    32.73                0.9425                 34.73
-----------------------------------------------------------------------------------------------------------------------------
 Income Opportunities                                                       9.99                0.9525                 10.49
-----------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities                                             9.69                0.9525                 10.17
-----------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                                                           6.05                0.9425                  6.42
-----------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                                                            5.71                0.9425                  6.06
-----------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                                                      9.58                0.9525                 10.06
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(a)                                                   5.16                0.9525                  5.42
-----------------------------------------------------------------------------------------------------------------------------
 Diversified Bond                                                           4.77                0.9525                  5.01
-----------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(a)                                                5.33                0.9525                  5.60
-----------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(a)                                                     5.25                0.9525                  5.51
-----------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(a)                                                    5.27                0.9525                  5.53
-----------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(a)                                                     5.05                0.9525                  5.30
-----------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(a)                                                         5.26                0.9525                  5.52
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------
 Balanced                                                                  10.52                0.9425                 11.16
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*                                               N/A                   N/A                   N/A
-----------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income                                                 13.10                0.9425                 13.90
-----------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                                                              9.12                0.9425                  9.68
-----------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                                                      10.78                0.9425                 11.44
-----------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation*                                                N/A                   N/A                   N/A
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income                                       10.09                0.9525                 10.59
-----------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity                                           9.82                0.9425                 10.42
-----------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                                                          11.32                0.9425                 12.01
-----------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                                                     10.16                0.9525                 10.67
-----------------------------------------------------------------------------------------------------------------------------
 European Equity                                                            5.39                0.9425                  5.72
-----------------------------------------------------------------------------------------------------------------------------
 Global Bond                                                                6.60                0.9525                  6.93
-----------------------------------------------------------------------------------------------------------------------------
 Global Equity                                                              7.52                0.9425                  7.98
-----------------------------------------------------------------------------------------------------------------------------
 Global Technology                                                          2.42                0.9425                  2.57
-----------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth                                            9.42                0.9425                  9.99
-----------------------------------------------------------------------------------------------------------------------------
 International Equity                                                       8.47                0.9425                  8.99
-----------------------------------------------------------------------------------------------------------------------------
 International Opportunity                                                  9.54                0.9425                 10.12
-----------------------------------------------------------------------------------------------------------------------------
 International Select Value                                                11.00                0.9425                 11.67
-----------------------------------------------------------------------------------------------------------------------------
 International Small Cap                                                    9.35                0.9425                  9.92
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                                                    5.33                0.9525                  5.60
-----------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                                                            14.40                0.9425                 15.28
-----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                                                            3.90                0.9525                  4.09
-----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                                                     4.44                0.9525                  4.66
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                                                    1.00       No sales charge                  1.00
-----------------------------------------------------------------------------------------------------------------------------


 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

Statement of Additional Information - Sept. 28, 2007                    Page  77

CLASS A - LETTER OF INTENT (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days, but backdating the LOI will shorten the going forward window by the length of the backdating. Your holdings in RiverSource funds acquired more than 90 days before your financial institution receives your signed LOI will not be counted towards the LOI commitment amount and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, you may still be able to take advantage of a reduced sales charge on future purchases because the historic purchases may count toward the combined market value for Rights of Accumulation. For example, if you made an investment more than 90 days ago, and that investment's current market value is $75,000, the sales charge you would pay on additional investment is 4.5% until the market value of your accounts is $100,000, at which point your sales charge will be reduced to 3.5%. If you plan to invest another $50,000 over the next 13 month period, you may not rely on a letter of intent to take immediate advantage of the lower 3.5% sales charge, but instead would naturally realize the lower sales charge of 3.5% (under Rights of Accumulation) after you invested $25,000. To take immediate advantage of the 3.5% sales charge level, you would need to sign a $100,000 LOI and then invest another $100,000. Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by Rights of Accumulation or the total value of the new investment combined with the market value of the existing RiverSource fund investments as described in the prospectus. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of RiverSource funds other than Class A; does not include reinvested dividends and directed dividends earned in any RiverSource funds; purchases in RiverSource funds held within a wrap product; and purchases of RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund unless they are subsequently exchanged to Class A shares of a RiverSource fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial institution in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS B SHARES
Class B shares have a CDSC for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.

CLASS C SHARES
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CLASS D SHARES
Class D shares are offered through wrap fee programs or other investment products. Class D shares are sold without a front-end sales charge or CDSC. Class D shares are subject to a distribution fee.

CLASS E SHARES
Class E shares are offered to qualifying institutional investors and brokerage accounts. Class E shares are sold without a front-end sales charge or CDSC. Class E shares are subject to a plan administration fee.

Statement of Additional Information - Sept. 28, 2007                    Page  78

CLASS I SHARES
Class I shares are offered to qualifying institutional investors. Class I shares are sold without a front-end sales charge or CDSC.

CLASS R SHARES
Class R2, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors. Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R2 and Class R3 shares are subject to a distribution fee. Class R2, Class R3 and R4 shares are subject to a plan administration fee. The following investors are eligible to purchase Class R2, Class R3, Class R4 and Class R5 shares:

     - Qualified employee benefit plans;

     - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

     - Nonqualified deferred compensation plans;

     - State sponsored college savings plans established under Section 529 of the Internal Revenue Code;

     - Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

     - Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds); and

     - Bank Trusts.

CLASS W SHARES
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

CLASS Y SHARES
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC. Class Y shares are subject to a plan administration fee. The following investors are eligible to purchase Class Y shares:

     - Qualified employee benefit plans;

     - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

     - Nonqualified deferred compensation plans; and

     - State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

MONEY MARKET FUNDS
The minimum purchase amount for Board members, officers and employees of the fund or the investment manager and Ameriprise Financial Services financial advisors is $1,000 (except payroll deduction plans), with a minimum additional purchase amount of $100 on a monthly systematic purchase plan. The minimum amount for additional purchases in a direct-at-fund account is $25 monthly.

SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments - monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. A fund also can change the program or end it at any time.

Statement of Additional Information - Sept. 28, 2007                    Page  79

REJECTION OF BUSINESS

Each fund and RiverSource Service Corporation reserve the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

     - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

     - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

     - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial institution. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way that can be handled efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. Each fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Statement of Additional Information - Sept. 28, 2007                    Page  80

PLAN #1: PAY-OUT FOR A FIXED PERIOD OF TIME
If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

PLAN #2: REDEMPTION OF A FIXED NUMBER OF SHARES
If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

PLAN #3: REDEMPTION OF A FIXED DOLLAR AMOUNT
If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

PLAN #4: REDEMPTION OF A PERCENTAGE OF NET ASSET VALUE
Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.

CAPITAL LOSS CARRYOVER


For federal income tax purposes, certain funds had total capital loss carryovers (which includes post-October losses, if applicable) at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                        TABLE 11. CAPITAL LOSS CARRYOVER

-----------------------------------------------------------------------------------------------------------------
                                TOTAL           AMOUNT            AMOUNT            AMOUNT            AMOUNT
                            CAPITAL LOSS      EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN
          FUND               CARRYOVERS          2008              2009              2010              2011
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------
 Portfolio                               0
 Builder
 Aggressive

-----------------------------------------------------------------------------------------------------------------
 Portfolio                               0
 Builder
 Conservative

-----------------------------------------------------------------------------------------------------------------
 Portfolio                               0
 Builder
 Moderate

-----------------------------------------------------------------------------------------------------------------
 Portfolio                               0
 Builder
 Moderate
 Aggressive

-----------------------------------------------------------------------------------------------------------------
 Portfolio                               0
 Builder
 Moderate
 Conservative

-----------------------------------------------------------------------------------------------------------------
 Portfolio                               0
 Builder Total
 Equity

-----------------------------------------------------------------------------------------------------------------
 S&P 500                        10,331,119              0         2,387,603         5,430,872                 0
 Index

-----------------------------------------------------------------------------------------------------------------
 Small Company                           0
 Index

-----------------------------------------------------------------------------------------------------------------

-------------------------  ---------------------------------------------------------------------------------------
                               AMOUNT            AMOUNT            AMOUNT            AMOUNT            AMOUNT
                             EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN
          FUND                  2012              2013              2014              2015              2016
-------------------------  ---------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------
 Portfolio
 Builder
 Aggressive
-----------------------------------------------------------------------------------------------------------------
 Portfolio
 Builder
 Conservative
-----------------------------------------------------------------------------------------------------------------
 Portfolio
 Builder
 Moderate
-----------------------------------------------------------------------------------------------------------------
 Portfolio
 Builder
 Moderate
 Aggressive
-----------------------------------------------------------------------------------------------------------------
 Portfolio
 Builder
 Moderate
 Conservative
-----------------------------------------------------------------------------------------------------------------
 Portfolio
 Builder Total
 Equity
-----------------------------------------------------------------------------------------------------------------
 S&P 500                              0         2,512,644                 0                 0                 0
 Index
-----------------------------------------------------------------------------------------------------------------
 Small Company
 Index
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  81

-----------------------------------------------------------------------------------------------------------------
                                TOTAL           AMOUNT            AMOUNT            AMOUNT            AMOUNT
                            CAPITAL LOSS      EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN
          FUND               CARRYOVERS          2008              2009              2010              2011
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING MARCH 31

-----------------------------------------------------------------------------------------------------------------
 Equity                                  0
 Value

-----------------------------------------------------------------------------------------------------------------
 Precious Metals                         0
 and Mining

-----------------------------------------------------------------------------------------------------------------
 Small Cap                               0
 Advantage

-----------------------------------------------------------------------------------------------------------------
 Small Cap                               0
 Growth

-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING APRIL 30

-----------------------------------------------------------------------------------------------------------------
 Retirement                              0
 Plus 2010

-----------------------------------------------------------------------------------------------------------------
 Retirement                              0
 Plus 2015

-----------------------------------------------------------------------------------------------------------------
 Retirement                              0
 Plus 2020

-----------------------------------------------------------------------------------------------------------------
 Retirement                              0
 Plus 2025

-----------------------------------------------------------------------------------------------------------------
 Retirement                              0
 Plus 2030

-----------------------------------------------------------------------------------------------------------------
 Retirement                              0
 Plus 2035

-----------------------------------------------------------------------------------------------------------------
 Retirement                              0
 Plus 2040

-----------------------------------------------------------------------------------------------------------------
 Retirement                              0
 Plus 2045

-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING MAY 31

-----------------------------------------------------------------------------------------------------------------
 Aggressive Growth           1,192,607,972              0       826,406,866       315,348,051        23,741,111

-----------------------------------------------------------------------------------------------------------------
 Fundamental                             0
 Growth

-----------------------------------------------------------------------------------------------------------------
 Fundamental                             0
 Value

-----------------------------------------------------------------------------------------------------------------
 High Yield                  1,365,339,132     50,473,765       226,001,198       517,121,802       552,664,309
 Bond

-----------------------------------------------------------------------------------------------------------------
 Income Builder                          0
 Basic Income

-----------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced                 0
 Income

-----------------------------------------------------------------------------------------------------------------
 Income Builder Moderate                 0
 Income

-----------------------------------------------------------------------------------------------------------------
 Select Value                    4,875,220              0                 0                 0         2,366,790

-----------------------------------------------------------------------------------------------------------------
 Short Duration                220,701,443     35,174,077       117,356,906                 0                 0
 U.S. Government

-----------------------------------------------------------------------------------------------------------------
 Small Cap                      28,072,092              0                 0        28,072,092                 0
 Equity

-----------------------------------------------------------------------------------------------------------------
 Small Cap Value                         0

-----------------------------------------------------------------------------------------------------------------
 U.S. Government                 1,209,634              0                 0                 0                 0
 Mortgage

-----------------------------------------------------------------------------------------------------------------
 Value                                   0

-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING JUNE 30

-----------------------------------------------------------------------------------------------------------------
 Dividend                      398,074,003              0                 0                 0       398,074,003
 Opportunity

-----------------------------------------------------------------------------------------------------------------
 Real Estate                             0

-----------------------------------------------------------------------------------------------------------------

-------------------------  ---------------------------------------------------------------------------------------
                               AMOUNT            AMOUNT            AMOUNT            AMOUNT            AMOUNT
                             EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN
          FUND                  2012              2013              2014              2015              2016
-------------------------  ---------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------
 Equity
 Value
-----------------------------------------------------------------------------------------------------------------
 Precious Metals
 and Mining
-----------------------------------------------------------------------------------------------------------------
 Small Cap
 Advantage
-----------------------------------------------------------------------------------------------------------------
 Small Cap
 Growth
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------
 Retirement
 Plus 2010
-----------------------------------------------------------------------------------------------------------------
 Retirement
 Plus 2015
-----------------------------------------------------------------------------------------------------------------
 Retirement
 Plus 2020
-----------------------------------------------------------------------------------------------------------------
 Retirement
 Plus 2025
-----------------------------------------------------------------------------------------------------------------
 Retirement
 Plus 2030
-----------------------------------------------------------------------------------------------------------------
 Retirement
 Plus 2035
-----------------------------------------------------------------------------------------------------------------
 Retirement
 Plus 2040
-----------------------------------------------------------------------------------------------------------------
 Retirement
 Plus 2045
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------
 Aggressive Growth           27,111,944                 0                 0                 0                 0
-----------------------------------------------------------------------------------------------------------------
 Fundamental
 Growth
-----------------------------------------------------------------------------------------------------------------
 Fundamental
 Value
-----------------------------------------------------------------------------------------------------------------
 High Yield                           0                 0        19,078,058                 0                 0
 Bond
-----------------------------------------------------------------------------------------------------------------
 Income Builder
 Basic Income
-----------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced
 Income
-----------------------------------------------------------------------------------------------------------------
 Income Builder Moderate
 Income
-----------------------------------------------------------------------------------------------------------------
 Select Value                 2,508,430                 0                 0                 0                 0
-----------------------------------------------------------------------------------------------------------------
 Short Duration                       0        36,267,962        20,469,230         9,579,187         1,854,081
 U.S. Government
-----------------------------------------------------------------------------------------------------------------
 Small Cap                            0                 0                 0                 0                 0
 Equity
-----------------------------------------------------------------------------------------------------------------
 Small Cap Value
-----------------------------------------------------------------------------------------------------------------
 U.S. Government                      0                 0           545,026           664,608                 0
 Mortgage
-----------------------------------------------------------------------------------------------------------------
 Value
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------
 Dividend                             0                 0                 0                 0                 0
 Opportunity
-----------------------------------------------------------------------------------------------------------------
 Real Estate
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  82

-----------------------------------------------------------------------------------------------------------------
                                TOTAL           AMOUNT            AMOUNT            AMOUNT            AMOUNT
                            CAPITAL LOSS      EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN
          FUND               CARRYOVERS          2008              2009              2010              2011
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING JULY 31

-----------------------------------------------------------------------------------------------------------------
 Cash Management                     6,554              0                 0                 0                 0

-----------------------------------------------------------------------------------------------------------------
 Core Bond                       2,830,266              0                 0                 0                 0

-----------------------------------------------------------------------------------------------------------------
 Disciplined Equity                      0

-----------------------------------------------------------------------------------------------------------------
 Disciplined                       121,627              0                 0                 0                 0
 Small and Mid
 Cap Equity

-----------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap                   0
 Value

-----------------------------------------------------------------------------------------------------------------
 Floating Rate                   1,918,822              0                 0                 0                 0

-----------------------------------------------------------------------------------------------------------------
 Growth                        284,278,656              0                 0                 0       284,278,656

-----------------------------------------------------------------------------------------------------------------
 Income                                  0
 Opportunities

-----------------------------------------------------------------------------------------------------------------
 Inflation                       3,973,349              0                 0                 0                 0
 Protected
 Securities

-----------------------------------------------------------------------------------------------------------------
 Large Cap                     158,388,854     51,243,861        70,190,395        24,231,893        12,722,705
 Equity

-----------------------------------------------------------------------------------------------------------------
 Large Cap                               0
 Value

-----------------------------------------------------------------------------------------------------------------
 Limited                         3,394,837              0                 0                 0                 0
 Duration Bond

-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING AUGUST 31

-----------------------------------------------------------------------------------------------------------------
 California                        109,278              0                 0                 0                 0
 Tax-Exempt(a)

-----------------------------------------------------------------------------------------------------------------
 Diversified                   175,789,584              0        78,698,873        49,658,521                 0
 Bond

-----------------------------------------------------------------------------------------------------------------
 Massachusetts                     150,080              0                 0                 0                 0
 Tax-Exempt(a)

-----------------------------------------------------------------------------------------------------------------
 Michigan                           73,073              0                 0                 0                 0
 Tax-Exempt(a)

-----------------------------------------------------------------------------------------------------------------
 Minnesota                       2,433,759              0                 0                 0                 0
 Tax-Exempt(a)

-----------------------------------------------------------------------------------------------------------------
 New York                           79,756              0                 0                 0                 0
 Tax-Exempt(a)

-----------------------------------------------------------------------------------------------------------------
 Ohio                               90,574              0                 0                 0                 0
 Tax-Exempt(a)

-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING SEPTEMBER
 30

-----------------------------------------------------------------------------------------------------------------
 Balanced                      771,389,327              0         6,553,043       371,272,426       368,676,980

-----------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap                 N/A
 Growth*

-----------------------------------------------------------------------------------------------------------------
 Diversified                             0
 Equity Income

-----------------------------------------------------------------------------------------------------------------
 Mid Cap                                 0
 Value

-----------------------------------------------------------------------------------------------------------------
 Strategic Allocation           24,282,691              0                 0                 0        24,282,691

-----------------------------------------------------------------------------------------------------------------
 Strategic Income                      N/A
 Allocation*

-----------------------------------------------------------------------------------------------------------------

-------------------------  ---------------------------------------------------------------------------------------
                               AMOUNT            AMOUNT            AMOUNT            AMOUNT            AMOUNT
                             EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN
          FUND                  2012              2013              2014              2015              2016
-------------------------  ---------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------
 Cash Management                      0                 0                 0                 0             6,554
-----------------------------------------------------------------------------------------------------------------
 Core Bond                            0                 0           526,700         1,632,056           671,570
-----------------------------------------------------------------------------------------------------------------
 Disciplined Equity
-----------------------------------------------------------------------------------------------------------------
 Disciplined                          0                 0            93,125            21,904             6,598
 Small and Mid
 Cap Equity
-----------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap
 Value
-----------------------------------------------------------------------------------------------------------------
 Floating Rate                        0                 0                 0            33,562         1,885,260
-----------------------------------------------------------------------------------------------------------------
 Growth                               0                 0                 0                 0                 0
-----------------------------------------------------------------------------------------------------------------
 Income
 Opportunities
-----------------------------------------------------------------------------------------------------------------
 Inflation                            0                 0                 0         2,136,395         1,836,954
 Protected
 Securities
-----------------------------------------------------------------------------------------------------------------
 Large Cap                            0                 0                 0                 0                 0
 Equity
-----------------------------------------------------------------------------------------------------------------
 Large Cap
 Value
-----------------------------------------------------------------------------------------------------------------
 Limited                              0                 0           388,116         2,946,394            60,327
 Duration Bond
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------
 California                           0                 0           109,278                 0                 0
 Tax-Exempt(a)
-----------------------------------------------------------------------------------------------------------------
 Diversified                  5,227,159                 0        12,836,807        29,368,224                 0
 Bond
-----------------------------------------------------------------------------------------------------------------
 Massachusetts                        0                 0           150,080                 0                 0
 Tax-Exempt(a)
-----------------------------------------------------------------------------------------------------------------
 Michigan                             0                 0            73,073                 0                 0
 Tax-Exempt(a)
-----------------------------------------------------------------------------------------------------------------
 Minnesota                            0         1,520,753           913,006                 0                 0
 Tax-Exempt(a)
-----------------------------------------------------------------------------------------------------------------
 New York                             0                 0            79,756                 0                 0
 Tax-Exempt(a)
-----------------------------------------------------------------------------------------------------------------
 Ohio                            39,505                 0            51,069                 0                 0
 Tax-Exempt(a)
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING SEPTEMBER
 30
-----------------------------------------------------------------------------------------------------------------
 Balanced                    24,886,878                 0                 0                 0                 0
-----------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap
 Growth*
-----------------------------------------------------------------------------------------------------------------
 Diversified
 Equity Income
-----------------------------------------------------------------------------------------------------------------
 Mid Cap
 Value
-----------------------------------------------------------------------------------------------------------------
 Strategic Allocation                 0                 0                 0                 0                 0
-----------------------------------------------------------------------------------------------------------------
 Strategic Income
 Allocation*
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  83

-----------------------------------------------------------------------------------------------------------------
                                TOTAL           AMOUNT            AMOUNT            AMOUNT            AMOUNT
                            CAPITAL LOSS      EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN
          FUND               CARRYOVERS          2008              2009              2010              2011
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING OCTOBER 31

-----------------------------------------------------------------------------------------------------------------
 Absolute                                0
 Return
 Currency
 and Income

-----------------------------------------------------------------------------------------------------------------
 Disciplined                             0
 International
 Equity

-----------------------------------------------------------------------------------------------------------------
 Emerging                                0
 Markets

-----------------------------------------------------------------------------------------------------------------
 Emerging                                0
 Markets Bond

-----------------------------------------------------------------------------------------------------------------
 European                       70,998,633              0        49,462,900        16,514,518         5,021,215
 Equity

-----------------------------------------------------------------------------------------------------------------
 Global Bond                     6,599,145              0                 0         6,100,374           498,771

-----------------------------------------------------------------------------------------------------------------
 Global Equity                 468,974,678              0       294,829,842       143,634,885        30,509,951

-----------------------------------------------------------------------------------------------------------------
 Global                        362,948,879              0       281,649,652        81,299,227                 0
 Technology

-----------------------------------------------------------------------------------------------------------------
 International                           0
 Aggressive
 Growth

-----------------------------------------------------------------------------------------------------------------
 International                           0
 Equity

-----------------------------------------------------------------------------------------------------------------
 International                 338,762,980              0       241,268,010        59,231,998        38,262,972
 Opportunity

-----------------------------------------------------------------------------------------------------------------
 International                           0
 Select Value

-----------------------------------------------------------------------------------------------------------------
 International                           0
 Small Cap

-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING NOVEMBER
 30

-----------------------------------------------------------------------------------------------------------------
 Intermediate                      393,731              0                 0                 0                 0
 Tax-Exempt

-----------------------------------------------------------------------------------------------------------------
 Mid Cap                                 0
 Growth

-----------------------------------------------------------------------------------------------------------------
 Tax-Exempt                      2,385,866              0                 0                 0                 0
 Bond

-----------------------------------------------------------------------------------------------------------------
 Tax-Exempt                      9,460,668              0                 0                 0                 0
 High Income

-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING DECEMBER
 31

-----------------------------------------------------------------------------------------------------------------
 Tax-Exempt                         22,784            166                 0            18,331                 0
 Money Market

-----------------------------------------------------------------------------------------------------------------

-------------------------  ---------------------------------------------------------------------------------------
                               AMOUNT            AMOUNT            AMOUNT            AMOUNT            AMOUNT
                             EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN       EXPIRING IN
          FUND                  2012              2013              2014              2015              2016
-------------------------  ---------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
 Absolute
 Return
 Currency
 and Income
-----------------------------------------------------------------------------------------------------------------
 Disciplined
 International
 Equity
-----------------------------------------------------------------------------------------------------------------
 Emerging
 Markets
-----------------------------------------------------------------------------------------------------------------
 Emerging
 Markets Bond
-----------------------------------------------------------------------------------------------------------------
 European                             0                 0                 0                 0                 0
 Equity
-----------------------------------------------------------------------------------------------------------------
 Global Bond                          0                 0                 0                 0                 0
-----------------------------------------------------------------------------------------------------------------
 Global Equity                        0                 0                 0                 0                 0
-----------------------------------------------------------------------------------------------------------------
 Global                               0                 0                 0                 0                 0
 Technology
-----------------------------------------------------------------------------------------------------------------
 International
 Aggressive
 Growth
-----------------------------------------------------------------------------------------------------------------
 International
 Equity
-----------------------------------------------------------------------------------------------------------------
 International                        0                 0                 0                 0                 0
 Opportunity
-----------------------------------------------------------------------------------------------------------------
 International
 Select Value
-----------------------------------------------------------------------------------------------------------------
 International
 Small Cap
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING NOVEMBER
 30
-----------------------------------------------------------------------------------------------------------------
 Intermediate                         0                 0           393,731                 0                 0
 Tax-Exempt
-----------------------------------------------------------------------------------------------------------------
 Mid Cap
 Growth
-----------------------------------------------------------------------------------------------------------------
 Tax-Exempt                           0                 0         2,385,866                 0                 0
 Bond
-----------------------------------------------------------------------------------------------------------------
 Tax-Exempt                           0                 0         9,460,668                 0                 0
 High Income
-----------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL
 PERIOD ENDING DECEMBER
 31
-----------------------------------------------------------------------------------------------------------------
 Tax-Exempt                           0             4,287                 0                 0                 0
 Money Market
-----------------------------------------------------------------------------------------------------------------


 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE
You purchase 100 shares of an Equity Fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50.

Statement of Additional Information - Sept. 28, 2007                    Page  84

Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS, all distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction as shown in the following table.



Only certain qualified dividend income (QDI) will be subject to the 15% and 5% (and 0%) tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred's dividends).


Statement of Additional Information - Sept. 28, 2007                    Page  85

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 12. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

---------------------------------------------------------------------------------------------------------------------------
                                                    PERCENT OF DIVIDENDS QUALIFYING          QUALIFIED DIVIDEND INCOME
                     FUND                               FOR CORPORATE DEDUCTION                   FOR INDIVIDUALS
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY
 31
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive                                   27.35%                                 36.66%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative                                  7.60                                  10.38
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate                                      17.05                                 23.07
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Aggressive                           24.15                                 32.29
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Conservative                         12.62                                 16.99
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity                                  41.49                                 55.64
---------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                                  100.00                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 Small Company Index                                            100.00                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------
 Equity Value                                                   100.00                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                                      1.78                                  10.69
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                                             20.49                                 20.53
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                                                18.94                                 19.28
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                                            9.72                                  13.21
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                                            12.59                                 17.30
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                                            15.32                                 21.40
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                                            17.48                                 24.42
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                                            17.11                                 24.03
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                                            16.97                                 23.78
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                                            17.24                                 24.10
---------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                                            16.31                                 22.81
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                                               20.97                                 24.18
---------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                                              35.34                                 44.28
---------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                                              100.00                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                                                   0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income                                     9.45                                  10.91
---------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income                                  9.71                                  11.64
---------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income                                  11.65                                 13.13
---------------------------------------------------------------------------------------------------------------------------
 Select Value                                                   100.00                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government                                    0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                                                  0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                                                 18.32                                 19.93
---------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                                          0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Value                                                           97.77                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                                            99.84                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 Real Estate                                                     1.61                                   3.93
---------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  86

---------------------------------------------------------------------------------------------------------------------------
                                                    PERCENT OF DIVIDENDS QUALIFYING          QUALIFIED DIVIDEND INCOME
                     FUND                               FOR CORPORATE DEDUCTION                   FOR INDIVIDUALS
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------------
 Cash Management                                                   0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Core Bond                                                         0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                                              25.90                                 26.15
---------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity                           100.00                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                                     18.44                                 18.71
---------------------------------------------------------------------------------------------------------------------------
 Floating Rate                                                     0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Growth                                                         100.00                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 Income Opportunities                                              0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities                                    0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                                                48.37                                 51.53
---------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                                                 79.11                                 85.37
---------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                                             0                                     0
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(a)                                          0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Diversified Bond                                                  0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(a)                                       0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(a)                                            0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(a)                                           0                                     0
---------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(a)                                            0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(a)                                                0                                     0
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------------
 Balanced                                                        62.95                                 67.30
---------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*                                    N/A                                   N/A
---------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income                                      100.00                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                                                   51.96                                 64.83
---------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                                            66.83                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation*                                     N/A                                   N/A
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER
 31
---------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income                               0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity                                  0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                                                  0                                   100.00
---------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                                             0                                     0
---------------------------------------------------------------------------------------------------------------------------
 European Equity                                                   0                                   100.00
---------------------------------------------------------------------------------------------------------------------------
 Global Bond                                                       0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Global Equity                                                   99.99                                 100.00
---------------------------------------------------------------------------------------------------------------------------
 Global Technology                                                 0                                     0
---------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth                                 0.11                                  77.83
---------------------------------------------------------------------------------------------------------------------------
 International Equity                                              0                                   39.74
---------------------------------------------------------------------------------------------------------------------------
 International Opportunity                                         0                                   100.00
---------------------------------------------------------------------------------------------------------------------------
 International Select Value                                        0                                   52.44
---------------------------------------------------------------------------------------------------------------------------
 International Small Cap                                           0                                   31.95
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                                           0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                                                    0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                                                   0                                     0
---------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                                            0                                     0
---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  87

---------------------------------------------------------------------------------------------------------------------------
                                                    PERCENT OF DIVIDENDS QUALIFYING          QUALIFIED DIVIDEND INCOME
                     FUND                               FOR CORPORATE DEDUCTION                   FOR INDIVIDUALS
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                                           0                                     0
---------------------------------------------------------------------------------------------------------------------------

 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

A fund may be subject to U.S. taxes resulting from holdings in a PFIC. To avoid taxation, a fund may make an election to mark to market. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Code imposes two asset diversification rules that apply to each fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, a fund cannot have more than 25% of its assets in any one issuer.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of a fund's current or accumulated earnings and profits will

Statement of Additional Information - Sept. 28, 2007                    Page  88
first reduce a shareholder's tax basis in the fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

        TABLE 13. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL RATE AT EACH        DAILY RATE ON LAST DAY OF MOST
                 FUND                     ASSETS (BILLIONS)          ASSET LEVEL                 RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income          First $1.0                0.890%                          0.890%
                                               Next 1.0                 0.865
                                               Next 1.0                 0.840
                                               Next 3.0                 0.815
                                               Next 1.5                 0.790
                                               Next 1.5                 0.775
                                               Next 1.0                 0.770
                                               Next 5.0                 0.760
                                               Next 5.0                 0.750
                                               Next 4.0                 0.740
                                              Next 26.0                 0.720
                                              Over 50.0                 0.700
-------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                           First $0.50                0.890                            0.886
                                              Next 0.50                 0.865
                                               Next 1.0                 0.840
                                               Next 1.0                 0.815
                                               Next 3.0                 0.790
                                               Over 6.0                 0.765
-------------------------------------------------------------------------------------------------------------------------------
 Balanced                                     First $1.0                0.530                            0.526
                                               Next 1.0                 0.505
                                               Next 1.0                 0.480
                                               Next 3.0                 0.455
                                               Next 1.5                 0.430
                                               Next 2.5                 0.410
                                               Next 5.0                 0.390
                                               Next 9.0                 0.370
                                              Over 24.0                 0.350
-------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  89

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL RATE AT EACH        DAILY RATE ON LAST DAY OF MOST
                 FUND                     ASSETS (BILLIONS)          ASSET LEVEL                 RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(a)                    First $0.25                0.410           California - 0.410
 Massachusetts Tax-Exempt(a)                  Next 0.25                 0.385           Massachusetts - 0.410
 Michigan Tax-Exempt(a)                       Next 0.25                 0.360           Michigan - 0.410
 Minnesota Tax-Exempt(a)                      Next 0.25                 0.345           Minnesota - 0.403
 New York Tax-Exempt(a)                        Next 6.5                 0.320           New York - 0.410
 Ohio Tax-Exempt(a)                            Next 2.5                 0.310           Ohio - 0.410
                                               Next 5.0                 0.300
                                               Next 9.0                 0.290
                                              Next 26.0                 0.270
                                              Over 50.0                 0.250
-------------------------------------------------------------------------------------------------------------------------------
 Cash Management                              First $1.0                0.330                            0.285
                                               Next 0.5                 0.313
                                               Next 0.5                 0.295
                                               Next 0.5                 0.278
                                               Next 2.5                 0.260
                                               Next 1.0                 0.240
                                               Next 1.5                 0.220
                                               Next 1.5                 0.215
                                               Next 1.0                 0.190
                                               Next 5.0                 0.180
                                               Next 5.0                 0.170
                                               Next 4.0                 0.160
                                              Over 24.0                 0.150
-------------------------------------------------------------------------------------------------------------------------------
 Core Bond                                    First $1.0                0.480           Core Bond - 0.480
 Diversified Bond                              Next 1.0                 0.455           Diversified Bond - 0.456
 Limited Duration Bond                         Next 1.0                 0.430           Limited Duration Bond - 0.480
                                               Next 3.0                 0.405
                                               Next 1.5                 0.380
                                               Next 1.5                 0.365
                                               Next 1.0                 0.360
                                               Next 5.0                 0.350
                                               Next 5.0                 0.340
                                               Next 4.0                 0.330
                                              Next 26.0                 0.310
                                              Over 50.0                 0.290
-------------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                           First $1.0                0.600           Disciplined Equity - 0.577
 Disciplined Large Cap Growth*                 Next 1.0                 0.575           Disciplined Large Cap Growth - N/A
 Diversified Equity Income                     Next 1.0                 0.550           Diversified Equity Income - 0.543
 Growth                                        Next 3.0                 0.525           Growth - 0.571
 Large Cap Equity                              Next 1.5                 0.500           Large Cap Equity - 0.547
 Large Cap Value                               Next 2.5                 0.485           Large Cap Value - 0.600
                                               Next 5.0                 0.470
                                               Next 5.0                 0.450
                                               Next 4.0                 0.425
                                              Next 26.0                 0.400
                                              Over 50.0                 0.375
-------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  90

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL RATE AT EACH        DAILY RATE ON LAST DAY OF MOST
                 FUND                     ASSETS (BILLIONS)          ASSET LEVEL                 RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Disciplined International
 Disciplined International Equity            First $0.25                0.800           Equity - 0.800
 European Equity                              Next 0.25                 0.775           European Equity - 0.800
 Global Equity                                Next 0.25                 0.750           Global Equity - 0.776
 International Opportunity                    Next 0.25                 0.725           International Opportunity - 0.779
                                               Next 1.0                 0.700
                                               Next 5.5                 0.675
                                               Next 2.5                 0.660
                                               Next 5.0                 0.645
                                               Next 5.0                 0.635
                                               Next 4.0                 0.610
                                              Next 26.0                 0.600
                                              Over 50.0                 0.570
-------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity         First $1.0                0.700           Disciplined Small and Mid Cap
 Mid Cap Growth                                Next 1.0                 0.675           Equity - 0.700
                                               Next 1.0                 0.650           Mid Cap Growth - 0.694
                                               Next 3.0                 0.625
                                               Next 1.5                 0.600
                                               Next 2.5                 0.575
                                               Next 5.0                 0.550
                                               Next 9.0                 0.525
                                              Next 26.0                 0.500
                                              Over 50.0                 0.475
-------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                 First $0.25                0.850                            0.850
                                              Next 0.25                 0.825
                                              Next 0.25                 0.800
                                              Next 0.25                 0.775
                                               Next 1.0                 0.750
                                               Over 2.0                 0.725
-------------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                        First $0.50                0.610                            0.578
                                              Next 0.50                 0.585
                                               Next 1.0                 0.560
                                               Next 1.0                 0.535
                                               Next 3.0                 0.510
                                               Next 4.0                 0.480
                                               Next 5.0                 0.470
                                               Next 5.0                 0.450
                                               Next 4.0                 0.425
                                              Next 26.0                 0.400
                                              Over 50.0                 0.375
-------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                            First $0.25                1.100                            1.087
                                              Next 0.25                 1.080
                                              Next 0.25                 1.060
                                              Next 0.25                 1.040
                                               Next 1.0                 1.020
                                               Next 5.5                 1.000
                                               Next 2.5                 0.985
                                               Next 5.0                 0.970
                                               Net 5.0                  0.960
                                               Next 4.0                 0.935
                                              Next 26.0                 0.920
                                              Over 50.0                 0.900
-------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  91

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL RATE AT EACH        DAILY RATE ON LAST DAY OF MOST
                 FUND                     ASSETS (BILLIONS)          ASSET LEVEL                 RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                       First $0.25                0.720           Emerging Markets Bond - 0.720
 Global Bond                                  Next 0.25                 0.695           Global Bond - 0.708
                                              Next 0.25                 0.670
                                              Next 0.25                 0.645
                                               Next 6.5                 0.620
                                               Next 2.5                 0.605
                                               Next 5.0                 0.590
                                               Next 5.0                 0.580
                                               Next 4.0                 0.560
                                              Next 26.0                 0.540
                                              Over 50.0                 0.520
-------------------------------------------------------------------------------------------------------------------------------
 Equity Value                                First $0.50                0.530                            0.510
                                              Next 0.50                 0.505
                                               Next 1.0                 0.480
                                               Next 1.0                 0.455
                                               Next 3.0                 0.430
                                               Over 6.0                 0.400
-------------------------------------------------------------------------------------------------------------------------------
 Floating Rate                                First $1.0                0.610                            0.610
 Income Opportunities                          Next 1.0                 0.585
                                               Next 1.0                 0.560
                                               Next 3.0                 0.535
                                               Next 1.5                 0.510
                                               Next 1.5                 0.495
                                               Next 1.0                 0.470
                                               Next 5.0                 0.455
                                               Next 5.0                 0.445
                                               Next 4.0                 0.420
                                              Next 26.0                 0.405
                                              Over 50.0                 0.380
-------------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                           First $1.0                0.780                            0.780
                                               Next 1.0                 0.755
                                               Next 1.0                 0.730
                                               Next 3.0                 0.705
                                               Over 6.0                 0.680
-------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                           First $0.50                0.730           Fundamental Value - 0.711
 Value                                        Next 0.50                 0.705           Value - 0.730
                                               Next 1.0                 0.680
                                               Next 1.0                 0.655
                                               Next 3.0                 0.630
                                               Over 6.0                 0.600
-------------------------------------------------------------------------------------------------------------------------------
 Global Technology                           First $0.25                0.720                            0.720
                                              Next 0.25                 0.695
                                              Next 0.25                 0.670
                                              Next 0.25                 0.645
                                               Next 1.0                 0.620
                                               Over 2.0                 0.595
-------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  92

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL RATE AT EACH        DAILY RATE ON LAST DAY OF MOST
                 FUND                     ASSETS (BILLIONS)          ASSET LEVEL                 RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                              First $1.0                0.590                            0.578
                                               Next 1.0                 0.565
                                               Next 1.0                 0.540
                                               Next 3.0                 0.515
                                               Next 1.5                 0.490
                                               Next 1.5                 0.475
                                               Next 1.0                 0.450
                                               Next 5.0                 0.435
                                               Next 5.0                 0.425
                                               Next 4.0                 0.400
                                              Next 26.0                 0.385
                                              Over 50.0                 0.360
-------------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income                     N/A                     N/A                              N/A
 Income Builder Enhanced Income
 Income Builder Moderate Income
 Portfolio Builder Aggressive
 Portfolio Builder Conservative
 Portfolio Builder Moderate
 Portfolio Builder Moderate Aggressive
 Portfolio Builder Moderate
 Conservative
 Portfolio Builder Total Equity
 Retirement Plus 2010
 Retirement Plus 2015
 Retirement Plus 2020
 Retirement Plus 2025
 Retirement Plus 2030
 Retirement Plus 2035
 Retirement Plus 2040
 Retirement Plus 2045
-------------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities               First $1.0                0.440                            0.440
                                               Next 1.0                 0.415
                                               Next 1.0                 0.390
                                               Next 3.0                 0.365
                                               Next 1.5                 0.340
                                               Next 1.5                 0.325
                                               Next 1.0                 0.320
                                               Next 5.0                 0.310
                                               Next 5.0                 0.300
                                               Next 4.0                 0.290
                                              Next 26.0                 0.270
                                              Over 50.0                 0.250
-------------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                      First $1.0                0.390                            0.390
                                               Next 1.0                 0.365
                                               Next 1.0                 0.340
                                               Next 3.0                 0.315
                                               Next 1.5                 0.290
                                               Next 2.5                 0.280
                                               Next 5.0                 0.270
                                              Next 35.0                 0.260
                                              Over 50.0                 0.250
-------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                    Page  93

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL RATE AT EACH        DAILY RATE ON LAST DAY OF MOST
                 FUND                     ASSETS (BILLIONS)          ASSET LEVEL                 RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth             First $0.25                1.000                            0.988
                                              Next 0.25                 0.975
                                              Next 0.25                 0.950
                                              Next 0.25                 0.925
                                               Next 1.0                 0.900
                                               Over 2.0                 0.875
-------------------------------------------------------------------------------------------------------------------------------
 International Equity                        First $0.25                0.970                            0.970
                                              Next 0.25                 0.945
                                              Next 0.25                 0.920
                                              Next 0.25                 0.895
                                               Next 1.0                 0.870
                                               Over 2.0                 0.845
-------------------------------------------------------------------------------------------------------------------------------
 International Select Value                  First $0.25                0.900                            0.830
                                              Next 0.25                 0.875
                                              Next 0.25                 0.850
                                              Next 0.25                 0.825
                                               Next 1.0                 0.800
                                               Over 2.0                 0.775
-------------------------------------------------------------------------------------------------------------------------------
 International Small Cap                     First $0.25                1.120                            1.120
                                              Next 0.25                 1.095
                                              Next 0.25                 1.070
                                              Next 0.25                 1.045
                                               Next 1.0                 1.020
                                               Over 2.0                 0.995
-------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                                First $1.0                0.700                            0.689
                                               Next 1.0                 0.675
                                               Next 1.0                 0.650
                                               Next 3.0                 0.625
                                               Next 1.5                 0.600
                                               Next 2.5                 0.575
                                               Next 5.0                 0.550
                                               Next 9.0                 0.525
                                              Next 26.0                 0.500
                                              Over 50.0                 0.475
-------------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                  First $0.25                0.800                            0.800
                                              Next 0.25                 0.775
                                              Next 0.25                 0.750
                                              Next 0.25                 0.725
                                               Next 1.0                 0.700
                                               Over 2.0                 0.675
-------------------------------------------------------------------------------------------------------------------------------
 Real Estate                                  First $1.0                0.840                            0.840
                                               Next 1.0                 0.815
                                               Next 1.0                 0.790
                                               Next 3.0                 0.765
                                               Next 6.0                 0.740
                                              Next 12.0                 0.730
                                              Over 24.0                 0.720
-------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  94

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL RATE AT EACH        DAILY RATE ON LAST DAY OF MOST
                 FUND                     ASSETS (BILLIONS)          ASSET LEVEL                 RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                First $1.0                0.220                            0.220
                                               Next 1.0                 0.210
                                               Next 1.0                 0.200
                                               Next 4.5                 0.190
                                               Next 2.5                 0.180
                                               Next 5.0                 0.170
                                               Next 9.0                 0.160
                                              Next 26.0                 0.140
                                              Over 50.0                 0.120
-------------------------------------------------------------------------------------------------------------------------------
 Select Value                                First $0.50                0.780                            0.775
                                              Next 0.50                 0.755
                                               Next 1.0                 0.730
                                               Next 1.0                 0.705
                                               Next 3.0                 0.680
                                               Over 6.0                 0.650
-------------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government               First $1.0                0.480                            0.480
                                               Next 1.0                 0.455
                                               Next 1.0                 0.430
                                               Next 3.0                 0.405
                                               Next 1.5                 0.380
                                               Next 1.5                 0.365
                                               Next 1.0                 0.340
                                               Next 5.0                 0.325
                                               Next 5.0                 0.315
                                               Next 4.0                 0.290
                                              Next 26.0                 0.275
                                              Over 50.0                 0.250
-------------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                         First $0.25                0.790                            0.772
                                              Next 0.25                 0.765
                                              Next 0.25                 0.740
                                              Next 0.25                 0.715
                                               Next 1.0                 0.690
                                               Over 2.0                 0.665
-------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                            First $0.25                0.970                            0.964
                                              Next 0.25                 0.945
                                              Next 0.25                 0.920
                                              Next 0.25                 0.895
                                               Over 1.0                 0.870
-------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                            First $0.25                0.920                            0.920
                                              Next 0.25                 0.895
                                              Next 0.25                 0.870
                                              Next 0.25                 0.845
                                               Next 1.0                 0.820
                                               Over 2.0                 0.795
-------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                             First $0.25                0.970                            0.933
                                              Next 0.25                 0.945
                                              Next 0.25                 0.920
                                              Next 0.25                 0.895
                                               Over 1.0                 0.870
-------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  95

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL RATE AT EACH        DAILY RATE ON LAST DAY OF MOST
                 FUND                     ASSETS (BILLIONS)          ASSET LEVEL                 RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------
 Small Company Index                         First $0.25                0.360                            0.343
                                              Next 0.25                 0.350
                                              Next 0.25                 0.340
                                              Next 0.25                 0.330
                                               Next 6.5                 0.320
                                               Next 7.5                 0.300
                                               Next 9.0                 0.280
                                              Next 26.0                 0.260
                                              Over 50.0                 0.240
-------------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                         First $1.0                0.570                            0.563
                                               Next 1.0                 0.545
                                               Next 1.0                 0.520
                                               Next 3.0                 0.495
                                               Next 1.5                 0.470
                                               Next 2.5                 0.450
                                               Next 5.0                 0.430
                                               Next 9.0                 0.410
                                              Over 24.0                 0.390
-------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation*                First $0.25                0.550                             N/A
                                              Next 0.25                 0.525
                                              Next 0.25                 0.500
                                              Over 0.75                 0.475
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                              First $1.0                0.410                            0.410
                                               Next 1.0                 0.385
                                               Next 1.0                 0.360
                                               Next 3.0                 0.335
                                               Next 1.5                 0.310
                                               Next 2.5                 0.300
                                               Next 5.0                 0.290
                                               Next 9.0                 0.280
                                              Next 26.0                 0.260
                                              Over 50.0                 0.250
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                       First $1.0                0.470                            0.442
                                               Next 1.0                 0.445
                                               Next 1.0                 0.420
                                               Next 3.0                 0.395
                                               Next 1.5                 0.370
                                               Next 2.5                 0.360
                                               Next 5.0                 0.350
                                               Next 9.0                 0.340
                                              Next 26.0                 0.320
                                              Over 50.0                 0.300
-------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                    Page  96

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL RATE AT EACH        DAILY RATE ON LAST DAY OF MOST
                 FUND                     ASSETS (BILLIONS)          ASSET LEVEL                 RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                      First $1.0                0.330                            0.330
                                               Next 0.5                 0.313
                                               Next 0.5                 0.295
                                               Next 0.5                 0.278
                                               Next 2.5                 0.260
                                               Next 1.0                 0.240
                                               Next 1.5                 0.220
                                               Next 1.5                 0.215
                                               Next 1.0                 0.190
                                               Next 5.0                 0.180
                                               Next 5.0                 0.170
                                               Next 4.0                 0.160
                                              Over 24.0                 0.150
-------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                     First $1.0                0.480                            0.480
                                               Next 1.0                 0.455
                                               Next 1.0                 0.430
                                               Next 3.0                 0.405
                                               Next 1.5                 0.380
                                               Next 1.5                 0.365
                                               Next 1.0                 0.360
                                               Next 5.0                 0.350
                                               Next 5.0                 0.340
                                               Next 4.0                 0.330
                                              Next 26.0                 0.310
                                              Over 50.0                 0.290
-------------------------------------------------------------------------------------------------------------------------------

 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

For Equity and Balanced Funds, except for S&P 500 Index and Small Company Index, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Lipper Index (Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

Statement of Additional Information - Sept. 28, 2007                    Page  97

                            TABLE 14. LIPPER INDEXES


------------------------------------------------------------------------------------------------------------------------
                    FUND                                      LIPPER INDEX                   FEE INCREASE OR (DECREASE)
------------------------------------------------------------------------------------------------------------------------
 FISCAL YEAR ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------
 Equity Value                                 Lipper Large-Cap Value Funds                                      $842,685
------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                   Lipper Gold Funds                                                 (20,073)
------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                          Lipper Small-Cap Core Funds                                      (506,105)
------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                             Lipper Small-Cap Growth Funds                                       74,739
------------------------------------------------------------------------------------------------------------------------
 FISCAL YEAR ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                            Lipper Mid-Cap Growth Funds                                      (363,354)
------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                           Lipper Large-Cap Growth Funds                                        3,495
------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                            Lipper Large-Cap Value Funds                                     (596,440)
------------------------------------------------------------------------------------------------------------------------
 Select Value                                 Lipper Multi-Cap Value Funds                                       151,566
------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                             Lipper Small-Cap Core Funds                                      (259,546)
------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                              Lipper Small-Cap Value Funds                                        77,314
------------------------------------------------------------------------------------------------------------------------
 Value                                        Lipper Large-Cap Value Funds                                      (29,980)
------------------------------------------------------------------------------------------------------------------------
 FISCAL YEAR ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                         Lipper Equity Income Funds                                       1,238,194
------------------------------------------------------------------------------------------------------------------------
 Real Estate                                  Lipper Real Estate Funds                                           155,486
------------------------------------------------------------------------------------------------------------------------
 FISCAL YEAR ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                           Lipper Large-Cap Core Funds                                        716,428
------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity         Lipper Mid-Cap Core Funds                                         (17,062)
------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                  Lipper Small-Cap Value Funds                                      (13,668)
------------------------------------------------------------------------------------------------------------------------
 Growth                                       Lipper Large-Cap Growth Funds                                    2,987,141
------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                             Lipper Large-Cap Core Funds                                        788,515
------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                              Lipper Large-Cap Value Funds                                       (3,332)
------------------------------------------------------------------------------------------------------------------------
 FISCAL YEAR ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------
 Balanced                                     Lipper Balanced Funds                                            (506,380)
------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*                Lipper Large-Cap Growth Funds                                          N/A
------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income                    Lipper Equity Income Funds                                       6,036,539
------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                                Lipper Mid-Cap Value Funds                                       1,270,520
------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                         Lipper Flexible Portfolio Funds                                    501,696
------------------------------------------------------------------------------------------------------------------------
 FISCAL YEAR ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity             Lipper International Large-Cap Core Funds                             0(a)
------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                             Lipper Emerging Markets Funds                                      105,658
------------------------------------------------------------------------------------------------------------------------
 European Equity                              Lipper European Funds                                             (71,748)
------------------------------------------------------------------------------------------------------------------------
 Global Equity                                Lipper Global Funds                                                527,514
------------------------------------------------------------------------------------------------------------------------
 Global Technology                            Lipper Science and Technology Funds                                113,421
------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth              Lipper International Multi-Cap Growth Funds                      (262,382)
------------------------------------------------------------------------------------------------------------------------
 International Equity                         Lipper International Funds                                         (3,284)
------------------------------------------------------------------------------------------------------------------------
 International Opportunity                    Lipper International Large-Cap Core Funds                          194,820
------------------------------------------------------------------------------------------------------------------------
 International Select Value                   Lipper International Multi-Cap Value Funds                       1,234,231
------------------------------------------------------------------------------------------------------------------------
 International Small Cap                      Lipper International Small-Cap Funds                             (117,356)
------------------------------------------------------------------------------------------------------------------------
 FISCAL YEAR ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                               Lipper Mid-Cap Growth Funds                                    (1,683,464)
------------------------------------------------------------------------------------------------------------------------


 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.

 (a) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - Sept. 28, 2007                    Page  98

The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the fund and the change in the Index. The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.

             TABLE 15. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION

--------------------------------------------------------------------------------------------------------------------------
                        EQUITY FUNDS                                                 BALANCED FUNDS
--------------------------------------------------------------------------------------------------------------------------
    PERFORMANCE                                                   PERFORMANCE
    DIFFERENCE                   ADJUSTMENT RATE                  DIFFERENCE                   ADJUSTMENT RATE
--------------------------------------------------------------------------------------------------------------------------
   0.00% - 0.50%     0                                           0.00% - 0.50%     0
--------------------------------------------------------------------------------------------------------------------------
   0.50% - 1.00%     6 basis points times the performance        0.50% - 1.00%     6 basis points times the performance
                     difference over 0.50%, times 100                              difference over 0.50%, times 100
                     (maximum of 3 basis points if a                               (maximum of 3 basis points if a
                     1% performance difference)                                    1% performance difference)
--------------------------------------------------------------------------------------------------------------------------
   1.00% - 2.00%     3 basis points, plus 3 basis points         1.00% - 2.00%     3 basis points, plus 3 basis points
                     times                                                         times
                     the performance difference over 1.00%,                        the performance difference over 1.00%,
                     times 100 (maximum 6 basis points if a                        times 100 (maximum 6 basis points if a
                     2% performance difference)                                    2% performance difference)
--------------------------------------------------------------------------------------------------------------------------
   2.00% - 4.00%     6 basis points, plus 2 basis points         2.00% - 3.00%     6 basis points, plus 2 basis points
                     times                                                         times
                     the performance difference over 2.00%,                        the performance difference over 2.00%,
                     times 100 (maximum 10 basis points if a                       times 100 (maximum 8 basis points if a
                     4% performance difference)                                    3% performance difference)
--------------------------------------------------------------------------------------------------------------------------
   4.00% - 6.00%     10 basis points, plus 1 basis point         3.00% or more     8 basis points
                     times
                     the performance difference over 4.00%,
                     times 100 (maximum 12 basis points if a
                     6% performance difference)
--------------------------------------------------------------------------------------------------------------------------
   6.00% or more     12 basis points
--------------------------------------------------------------------------------------------------------------------------

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

Transitions. In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The management fee is paid monthly. Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses

Statement of Additional Information - Sept. 28, 2007                    Page  99
incurred in connection with lending securities; interest and fee expense related to a fund's participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 16. MANAGEMENT FEES AND NONADVISORY EXPENSES

------------------------------------------------------------------------------------------------------------------------
                                                    MANAGEMENT FEES                       NONADVISORY EXPENSES
                                         -------------------------------------------------------------------------------
                 FUND                       2007         2006         2005         2007          2006           2005
------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive                   N/A*     $204,941   $55,141(a)     $209,004       $154,484    $34,746(a)
------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative                 N/A*       71,579    23,875(a)      134,788        117,318     43,296(a)
------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate                     N/A*      342,180    93,838(a)      246,216        251,538    142,907(a)
------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Aggressive          N/A*      418,633   112,009(a)      355,360        269,480    116,480(a)
------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate
 Conservative                                   N/A*      137,483    43,118(a)      140,615        144,243     75,264(a)
------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity                 N/A*      165,740    43,835(a)      188,843        122,935     27,696(a)
------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                              $566,109      706,270      933,587    (272,996)      (357,906)     (402,204)
------------------------------------------------------------------------------------------------------------------------
 Small Company Index                       3,889,499    4,419,815    4,547,058    (662,392)        471,768       536,282
------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------
 Equity Value                              6,969,436    7,043,854    6,836,800      361,720        400,520       465,953
------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                  876,127      579,779      659,595      144,337        207,159       176,012
------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                       4,703,119    5,845,601    6,341,134    (252,816)        510,707       533,489
------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                          2,066,992    1,878,991    2,276,290      111,014        343,335       421,008
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                         N/A(b)          N/A          N/A     4,075(b)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                         N/A(b)          N/A          N/A     3,927(b)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                         N/A(b)          N/A          N/A     6,231(b)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                         N/A(b)          N/A          N/A     4,478(b)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                         N/A(b)          N/A          N/A     2,766(b)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                         N/A(b)          N/A          N/A       878(b)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                         N/A(b)          N/A          N/A     2,640(b)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                         N/A(b)          N/A          N/A   (2,522)(b)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                         4,627,106    1,950,153      399,501  (1,047,823)      (167,264)        82,999
------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                        1,824,581      987,877      410,475      158,403        191,085       177,899
------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                         7,530,722    7,971,622    5,556,219    (215,041)        501,862       488,580
------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                          11,401,845   12,713,321   14,973,845      481,606        688,374       817,018
------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income                     N/A          N/A          N/A      145,971       3,184(c)           N/A
------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income                  N/A          N/A          N/A      153,282       6,657(c)           N/A
------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income                  N/A          N/A          N/A      202,410       7,419(c)           N/A
------------------------------------------------------------------------------------------------------------------------
 Select Value                              4,807,861    5,211,061    5,256,934    (162,440)        330,794       423,030
------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government            4,419,003    6,683,201   10,141,504  (1,025,939)    (1,688,300)     (958,143)
------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                          2,964,236    2,525,974    1,560,155    (464,274)      (134,739)         6,490
------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                           9,159,989    9,285,758    9,857,858    (878,605)        735,477       788,885
------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                  1,348,887    1,327,433    1,532,464    (438,473)      (549,885)     (188,134)
------------------------------------------------------------------------------------------------------------------------
 Value                                     2,884,225    3,018,867    3,311,867     (12,895)        275,068       285,856
------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  100

------------------------------------------------------------------------------------------------------------------------
                 FUND                               MANAGEMENT FEES                       NONADVISORY EXPENSES
                                         -------------------------------------------------------------------------------
                                            2007         2006         2005         2007          2006           2005
------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                     10,678,661    7,688,134    6,201,403      540,349        480,473       453,329
------------------------------------------------------------------------------------------------------------------------
 Real Estate                               2,299,121    1,398,778      725,491      207,925        153,244       133,564
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------
 Cash Management                          12,713,351   10,801,723   12,052,160      859,062    (1,747,535)     1,220,672
------------------------------------------------------------------------------------------------------------------------
 Core Bond                                 1,096,973      991,804      846,872     (66,961)       (58,636)        99,940
------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                       14,110,274    5,175,451      408,720    (202,920)       (83,131)       130,016
------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity        273,481    13,335(d)          N/A       91,799       4,577(d)           N/A
------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                 206,071    49,035(e)          N/A       37,535       9,684(e)           N/A
------------------------------------------------------------------------------------------------------------------------
 Floating Rate                             3,332,472   412,667(e)          N/A      151,486      19,402(e)           N/A
------------------------------------------------------------------------------------------------------------------------
 Growth                                   22,705,786   19,922,079   18,968,320      954,358      1,214,759     1,217,404
------------------------------------------------------------------------------------------------------------------------
 Income Opportunities                      2,116,555    2,229,460    1,954,757      187,627        198,512       214,865
------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities            1,313,892    1,078,635      552,220    (126,032)       (45,905)        28,432
------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                         39,667,264   20,724,477    9,680,873    1,168,504        682,652       161,534
------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                             602,406      715,200      803,736      184,710        186,504       293,194
------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                       726,809      990,881      960,788     (73,339)       (96,959)        57,170
------------------------------------------------------------------------------------------------------------------------
                                            2006         2005         2004         2006          2005           2004
------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(f)                  1,008,174    1,010,591    1,129,991      (8,449)        116,440       139,264
------------------------------------------------------------------------------------------------------------------------
 Diversified Bond                         12,388,294   13,003,467   15,409,504  (1,870,049)    (1,032,114)       575,900
------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(f)                 347,506      372,649      427,506    19,719(g)      74,396(g)     71,853(g)
------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(f)                      286,107      294,025      342,995   (9,110)(g)         36,732     48,903(g)
------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(f)                   1,898,065    1,895,714    2,045,996   599,362(g)     580,040(g)    465,992(g)
------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(f)                      402,241      434,449      495,538   133,306(g)     146,336(g)    134,299(g)
------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(f)                          285,080      307,214      360,176  (12,492)(g)      43,253(g)     61,965(g)
------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------
 Balanced                                  5,690,832    7,169,932    7,736,525      563,493        651,610       707,529
------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth**                  N/A          N/A          N/A          N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income                37,321,661   24,183,415   17,374,369    1,761,776      1,530,714       993,686
------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                            11,459,838    5,816,781    2,537,342      728,841        531,095       271,072
------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                      7,064,937    5,960,581    5,004,559      665,164        642,432       629,876
------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation**                   N/A          N/A          N/A          N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income      176,149(h)          N/A          N/A    28,907(h)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity         147,388(i)          N/A          N/A    48,716(i)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                          5,659,680    3,801,760    2,770,886      745,246        636,569       519,598
------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                    191,237(j)          N/A          N/A    77,772(j)            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
 European Equity                             821,750      837,577      872,149      182,061        224,833       236,203
------------------------------------------------------------------------------------------------------------------------
 Global Bond                               3,734,676    4,359,713    4,143,713    (159,716)        408,133       427,277
------------------------------------------------------------------------------------------------------------------------
 Global Equity                             5,791,016    4,471,632    3,302,062      517,920        485,178       506,708
------------------------------------------------------------------------------------------------------------------------
 Global Technology                         1,327,883    1,574,791    1,812,789      249,939        282,889       304,625
------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth           4,039,162    3,119,859    1,878,346      530,707        384,996       250,484
------------------------------------------------------------------------------------------------------------------------
 International Equity                      1,767,556    1,431,433    1,015,577      265,839        323,432       316,320
------------------------------------------------------------------------------------------------------------------------
 International Opportunity                 4,840,788    3,988,205    2,926,933      505,513        566,027       442,832
------------------------------------------------------------------------------------------------------------------------
 International Select Value               15,936,398   10,340,380    6,467,621      990,734        812,998       473,274
------------------------------------------------------------------------------------------------------------------------
 International Small Cap                   1,050,011      933,818      600,389      246,920        333,478       208,586
------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  101

------------------------------------------------------------------------------------------------------------------------
                 FUND                               MANAGEMENT FEES                       NONADVISORY EXPENSES
                                         -------------------------------------------------------------------------------
                                            2006         2005         2004         2006          2005           2004
------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                     435,316      644,499      752,882     (25,206)         67,781       136,017
------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                            9,852,112   10,413,718   10,550,526      670,574        901,194       744,839
------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                           3,345,629    3,066,023    3,457,986      905,255     661,982(k)    510,620(k)
------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                   15,027,647   17,998,361   20,079,644    8,025,340   7,139,120(k)  5,135,426(k)
------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                     390,170      423,253      515,265      118,441        116,613       177,477
------------------------------------------------------------------------------------------------------------------------


 *     Effective Feb. 1, 2006, this fee was eliminated.
 ** As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
 (b) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
 (c) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
 (d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
 (e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

 (f) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended June 30.


 (g) During 2006, the Fund changed the method of accounting for its participation in inverse floater structures. Previously, nonadvisory expenses for fiscal year end 2006, 2005 and 2004 were reported as $(22,871), $43,112 and $52,958 for Massachusetts Tax-Exempt Fund, $(13,107), $36,732 and $43,425 for Michigan Tax-Exempt Fund, $(68,320),
       $161,536 and $182,884 for Minnesota Tax-Exempt Fund, $(21,864), $54,945
       and $62,139 for New York Tax-Exempt Fund and $(16,487), $38,356 and $43,070 for Ohio Tax-Exempt Fund, respectively.


 (h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.


 (i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.


 (j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


 (k) During 2006, the Fund changed the method of accounting for its participation in inverse floater structures. Previously, nonadvisory expenses for fiscal year end 2005 and 2004 were reported as $136,155 and $248,267 for Tax-Exempt Bond Fund, and $308,271 and $976,647 for Tax-Exempt High Income Fund, respectively.


MANAGER OF MANAGERS EXEMPTION
The RiverSource funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For California Tax-Exempt, Cash Management, Diversified Bond, Global Bond, High Yield Bond, Intermediate Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt, Short Duration U.S. Government, Tax-Exempt Bond, Tax-Exempt High Income, Tax-Exempt Money Market and U.S. Government Mortgage funds: before the fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

SUBADVISORY AGREEMENTS
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

Statement of Additional Information - Sept. 28, 2007                   Page  102

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 17. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES

------------------------------------------------------------------------------------------------------------------------------
                                                                              PARENT
                                                                             COMPANY,
          FUND                            SUBADVISER NAME                     IF ANY                 FEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage       Kenwood Capital Management LLC (Kenwood)(a),         A          0.60% on the first $100 million,
                           (c) (effective May 4, 1999)                                   reducing to 0.45% as assets increase,
                                                                                             and subject to a performance
                                                                                                incentive adjustment(b)
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth          Essex Investment Management Company, LLC             B           0.70% on the first $20 million,
                           (Essex) (effective Sept. 23, 2005)                            reducing to 0.60% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Federated MDTA, LLC (MDTA)                           C                 0.60% on all assets
                           (effective Sept. 23, 2005)
                           ---------------------------------------------------------------------------------------------------
                           Turner Investment Partners, Inc. (Turner)           N/A          0.60% on the first $50 million,
                           (effective Aug. 18, 2003)                                     reducing to 0.50% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           UBS Global Asset Management (Americas) (UBS)        N/A         0.55% on the first $150 million,
                           (effective Aug. 18, 2003)                                     reducing to 0.50% as assets increase
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth         American Century                                     D          0.50% on the first $100 million,
                           (effective April 24, 2003)                                    reducing to 0.38% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Turner                                              N/A         0.55% on the first $100 million,
                           (effective April 24, 2003)                                    reducing to 0.38% as assets increase
------------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth        Goldman Sachs Asset Management, L.P.                 E           0.50% on the first $50 million,
                           (Goldman) (effective April 24, 2003)                          reducing to 0.30% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Wellington Management Company, LLP                  N/A          0.50% on the first $50 million,
                           (Wellington Management) (effective April 26,                  reducing to 0.40% as assets increase
                           2005)
------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value         Davis Selected Advisers, LP (Davis)(a), (c)         N/A         0.45% on the first $100 million,
                           (effective June 18, 2001)                                     reducing to 0.25% as assets increase
------------------------------------------------------------------------------------------------------------------------------
 Select Value              Systematic Financial Management, L.P.                F           0.50% on the first $50 million,
                           (Systematic)(c)                                               reducing to 0.30% as assets increase
                           (effective Sept. 29, 2006)
                           ---------------------------------------------------------------------------------------------------
                           WEDGE Capital Management L.L.P. (WEDGE)(c)          N/A          0.75% on the first $10 million,
                           (effective Sept. 29, 2006)                                    reducing to 0.30% as assets increase
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  103

------------------------------------------------------------------------------------------------------------------------------
                                                                              PARENT
                                                                             COMPANY,
          FUND                            SUBADVISER NAME                     IF ANY                 FEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity          American Century                                     D           0.65% on the first $25 million,
                           (effective Dec. 12, 2003)                                     reducing to 0.55% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Lord, Abbett & Co. LLC (Lord Abbett)                N/A         0.65% on the first $100 million,
                           (effective Dec. 12, 2003)                                     reducing to 0.55% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Wellington Management                               N/A          0.60%, subject to a performance
                           (effective March 8, 2002)                                            incentive adjustment(d)
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value           Barrow, Hanley, Mewhinney & Strauss (BHMS)(c)        G           1.00% on the first $10 million,
                           (effective March 12, 2004)                                    reducing to 0.30% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Donald Smith & Co., Inc. (Donald Smith)(c)          N/A         0.60% on the first $175 million,
                           (effective March 12, 2004)                                    reducing to 0.55% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Franklin Portfolio Associates LLC(c) (Franklin       H          0.60% on the first $100 million,
                           Portfolio Associates) (effective March 12,                    reducing to 0.55% as assets increase
                           2004)
                           ---------------------------------------------------------------------------------------------------
                           Metropolitan West Capital Management, LLC            I                 0.50% on all assets
                           (MetWest Capital) (effective April 24, 2006)
------------------------------------------------------------------------------------------------------------------------------
 Value                     Lord Abbett                                         N/A         0.35% on the first $200 million,
                           (effective June 18, 2001)                                     reducing to 0.25% as assets increase
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets          Threadneedle International Limited(a)                J          0.45% of the first $150 million,
                           (Threadneedle) (effective July 9, 2004)                       reducing to 0.30% as assets increase,
                                                                                             and subject to a performance
                                                                                                incentive adjustment(e)
------------------------------------------------------------------------------------------------------------------------------
 European Equity           Threadneedle(a)                                      J          0.35% of the first $150 million,
                           (effective July 9, 2004)                                      reducing to 0.20% as assets increase,
                                                                                             and subject to a performance
                                                                                                incentive adjustment(e)
------------------------------------------------------------------------------------------------------------------------------
 Global Equity             Threadneedle(a)                                      J          0.35% of the first $150 million,
                           (effective July 9, 2004)                                      reducing to 0.20% as assets increase,
                                                                                             and subject to a performance
                                                                                                incentive adjustment(e)
------------------------------------------------------------------------------------------------------------------------------
 International Aggressive  Columbia Wanger Asset Management L.P.                K          0.70% on the first $100 million,
 Growth                    (Columbia WAM) (effective Sept. 5, 2001)                      reducing to 0.50% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Principal Global Investors, LLC (Principal)         N/A         0.55% on the first $100 million,
                           (effective April 24, 2006)                                    reducing to 0.42% as assets increase
------------------------------------------------------------------------------------------------------------------------------
 International Equity      The Boston Company Asset Management, LLC             L          0.50% on the first $150 million,
                           (Boston Company) (effective Sept. 25, 2002)                   reducing to 0.35% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Marsico Capital Management, LLC (Marsico)            M          0.55% on the first $100 million,
                           (effective Oct. 1, 2004)                                      reducing to 0.45% as assets increase
------------------------------------------------------------------------------------------------------------------------------
 International             Threadneedle(a)                                      J          0.35% of the first $150 million,
 Opportunity               (effective July 9, 2004)                                      reducing to 0.20% as assets increase,
                                                                                             and subject to a performance
                                                                                                incentive adjustment(e)
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  104

------------------------------------------------------------------------------------------------------------------------------
                                                                              PARENT
                                                                             COMPANY,
          FUND                            SUBADVISER NAME                     IF ANY                 FEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
 International Select      Alliance Capital Management L.P.                    N/A          0.65% on the first $75 million,
 Value                     (Alliance Capital) (effective Sept. 17, 2001)                 reducing to 0.30% as assets increase
------------------------------------------------------------------------------------------------------------------------------
 International Small Cap   AIG Global Investment Corp. (AIGGIC)                 N          0.75% on the first $100 million,
                           (effective April 24, 2006)                                    reducing to 0.70% as assets increase
                           ---------------------------------------------------------------------------------------------------
                           Batterymarch Financial Management, Inc.              O          0.75% on the first $100 million,
                           (Batterymarch) (effective April 24, 2006)                     reducing to 0.70% as assets increase
------------------------------------------------------------------------------------------------------------------------------

 (a) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially-owned subsidiary of Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial.
 (b) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points (0.12%).
 (c) The fee is calculated based on the combined net assets subject to the subadviser's investment management.
 (d) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 10 basis points (0.10%).
 (e) The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the Lipper Index described in Table
       15. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.
 (f) These rates are retroactive. When average daily net assets fall within this range, the corresponding rate applies to all the assets in the fund, e.g., if average daily net assets are $200 million, the fee rate of 0.60% applies to the entire $200 million balance.
 A -   Kenwood is an indirect partially-owned subsidiary of Ameriprise
       Financial.
 B -   Essex is majority owned by Affiliated Managers Group.
 C -   Federated MDTA LLC is an indirect subsidiary of Federated Investors, Inc.
 D - American Century Investment Management, Inc. is a direct, wholly-owned subsidiary of American Century Companies, Inc.
 E -   Goldman is an affiliate of Goldman Sachs & Co.
 F -   Systematic is an affiliate of Affiliated Managers Group.
 G -   BHMS is an independent-operating subsidiary of Old Mutual Asset
       Management.
 H - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation.
 I - MetWest Capital is a majority-owned subsidiary of Evergreen Investments and Wachovia Corporation.
 J -   Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
       Financial.
 K - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.
 L - Boston Company is a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation.
 M - Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation.
 N - AIGGIC is an indirect wholly-owned subsidiary of American International Group, Inc. (AIG).
 O - Batterymarch is a wholly-owned, independent subsidiary of Legg Mason, Inc.

Statement of Additional Information - Sept. 28, 2007                   Page  105

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                           TABLE 18. SUBADVISORY FEES

-----------------------------------------------------------------------------------------------------------------------
                                                                                           SUBADVISORY FEES PAID
                                                                                     ----------------------------------
          FUND                                    SUBADVISER                            2007        2006        2005
-----------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage       Kenwood                                                   $3,180,483  $2,856,138  $3,089,403
-----------------------------------------------------------------------------------------------------------------------
 Small Cap Growth          Essex                                                        281,295  120,556(a)     N/A
                           --------------------------------------------------------------------------------------------
                           MDTA                                                         411,034  165,110(a)     N/A
                           --------------------------------------------------------------------------------------------
                           Turner                                                       265,516     321,406     371,758
                           --------------------------------------------------------------------------------------------
                           UBS                                                          342,871     371,341     342,815
                           --------------------------------------------------------------------------------------------
                           Former Subadviser: Bjurman, Barry & Associates               N/A      175,818(b)     366,178
                           (from Aug. 18, 2003 to Sept. 23, 2005)
                           --------------------------------------------------------------------------------------------
                           Former Subadviser: RS Investment Management, L.P.            N/A      257,675(b)     581,602
                           (from Jan. 24, 2001 to Sept. 23, 2005)
-----------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------
 Aggressive Growth         American Century                                           1,321,245     512,880     114,981
                           --------------------------------------------------------------------------------------------
                           Turner                                                     1,304,994     525,422     119,529
-----------------------------------------------------------------------------------------------------------------------
 Fundamental Growth        Goldman                                                      524,246     322,470     143,448
                           --------------------------------------------------------------------------------------------
                           Wellington Management*                                       511,380     323,866   21,015(c)
                           --------------------------------------------------------------------------------------------
                           Former subadviser: Eagle Asset Management, Inc., a               N/A     N/A      139,312(d)
                           subsidiary of Raymond James Financial, Inc.
                           (from inception to April 26, 2005)
-----------------------------------------------------------------------------------------------------------------------
 Fundamental Value         Davis                                                      3,673,544   3,787,565   2,834,365
-----------------------------------------------------------------------------------------------------------------------
 Select Value              Systematic                                                753,292(e)     N/A         N/A
                           --------------------------------------------------------------------------------------------
                           WEDGE                                                     776,260(e)     N/A         N/A
                           --------------------------------------------------------------------------------------------
                           Former subadviser: GAMCO Asset Management Inc.            786,466(f)   2,763,925   2,709,039
                           (from inception to September 28, 2006)
-----------------------------------------------------------------------------------------------------------------------
 Small Cap Equity          American Century                                             662,396     457,181     302,079
                           --------------------------------------------------------------------------------------------
                           Lord Abbett                                                  677,462     433,241     278,497
                           --------------------------------------------------------------------------------------------
                           Wellington Management*                                       650,960     614,053     388,922
-----------------------------------------------------------------------------------------------------------------------
 Small Cap Value           BHMS                                                         970,241   1,008,072     823,441
                           --------------------------------------------------------------------------------------------
                           Donald Smith                                               1,180,183   1,242,221     992,659
                           --------------------------------------------------------------------------------------------
                           Franklin Portfolio Associates                              1,198,029   1,289,120     957,263
                           --------------------------------------------------------------------------------------------
                           MetWest Capital                                            1,769,553  225,545(g)     N/A
                           --------------------------------------------------------------------------------------------
                           Former subadviser: Royce & Associates, LLC                       N/A  1,395,487(h)  2,287,184
                           (from inception to April 24, 2006)
                           --------------------------------------------------------------------------------------------
                           Former subadviser: Goldman Sachs Asset Management, L.P.       38,601  1,312,424(h)  1,599,715
                           (from Aug. 2002 to April 24, 2006)
-----------------------------------------------------------------------------------------------------------------------
 Value                     Lord Abbett                                                1,236,484   1,369,949   1,389,323
-----------------------------------------------------------------------------------------------------------------------
                                                                                        2006        2005        2004
-----------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
 Emerging Markets          Threadneedle                                               2,170,719   1,556,386  361,626(i)
                           --------------------------------------------------------------------------------------------
                           Former subadviser: American Express Asset Management         N/A         N/A      942,983(j)
                           International Inc. (AEAMI) (from inception until July 8,
                           2004)
-----------------------------------------------------------------------------------------------------------------------
 European Equity           Threadneedle                                                 356,308     432,362     131,177
                           --------------------------------------------------------------------------------------------
                           Former subadviser: AEAMI (from inception until July 8,       N/A         N/A      316,031(j)
                           2004)
-----------------------------------------------------------------------------------------------------------------------
 Global Equity             Threadneedle                                               2,358,731   1,621,159     449,149
                           --------------------------------------------------------------------------------------------
                           Former subadviser: AEAMI (from inception until July 8,       N/A         N/A      484,676(j)
                           2004)
-----------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  106

-----------------------------------------------------------------------------------------------------------------------
                                                                                           SUBADVISORY FEES PAID
                                                                                     ----------------------------------
          FUND                                    SUBADVISER                            2006        2005        2004
-----------------------------------------------------------------------------------------------------------------------
 International Aggressive  Columbia WAM                                               1,264,808     985,095     709,378
                           --------------------------------------------------------------------------------------------
 Growth                    Principal                                                 632,882(k)     N/A         N/A
                           --------------------------------------------------------------------------------------------
                           Former subadviser: American Century Global Investment     821,124(l)     959,879     542,561
                           Management** (from Jan. 2005 to April 24, 2006)
-----------------------------------------------------------------------------------------------------------------------
 International Equity      Boston Company                                               463,380     412,238     288,191
                           --------------------------------------------------------------------------------------------
                           Marsico                                                      495,063     410,005   30,840(m)
                           --------------------------------------------------------------------------------------------
                           Former subadviser: Putnam Investment Management, LLC         N/A         N/A      308,350(n)
                           (from inception until Sept. 30, 2004)
-----------------------------------------------------------------------------------------------------------------------
 International             Threadneedle                                               1,948,352   1,720,351  434,968(i)
 Opportunity
                           --------------------------------------------------------------------------------------------
                           Former subadviser: AEAMI (from inception until July 8,       N/A         N/A      1,000,707(j)
                           2004)
-----------------------------------------------------------------------------------------------------------------------
 International Select      AllianceBernstein                                          6,022,579   4,126,134   2,869,277
 Value
-----------------------------------------------------------------------------------------------------------------------
 International Small Cap   AIGGIC                                                    201,650(k)     N/A         N/A
                           --------------------------------------------------------------------------------------------
                           Batterymarch                                              205,659(k)     N/A         N/A
                           --------------------------------------------------------------------------------------------
                           Former subadviser: Templeton Investment Counsel, LLC      226,154(l)     317,358     200,710
                           (Franklin Templeton) (from Oct. 3, 2002 to April 24,
                           2006)
                           --------------------------------------------------------------------------------------------
                           Former subadviser: Wellington Management Company, LLP     243,185(l)     331,593     215,256
                           together with its affiliate Wellington Management
                           International Ltd (from Oct. 3, 2002 to April 24, 2006)
-----------------------------------------------------------------------------------------------------------------------

 * Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.
 ** American Century Global Investment Management managed the portion of the Fund's portfolio previously managed by American Century since Sept. 2001. The change of subadviser is the result of corporate restructuring of American Century and did not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the fees paid by the Fund.

 (a)   For the fiscal period from Sept. 23, 2005 to March 31, 2006.
 (b)   For the fiscal period from April 1, 2005 to Sept. 23, 2005.
 (c)   For the fiscal period from April 26, 2005 to May 31, 2005.
 (d)   For the fiscal period from June 1, 2004 to April 26, 2005.
 (e)   For the fiscal period from Sept. 29, 2006 to May 31, 2007.
 (f)   For the fiscal period from June 1, 2006 to Sept. 28, 2006.
 (g)   For the fiscal period from April 24, 2006 to May 31, 2006.
 (h)   For the fiscal period from June 1, 2005 to April 24, 2006.
 (i)   For the fiscal period from July 9, 2004 to Oct. 31, 2004.
 (j)   For the fiscal period from Nov. 1, 2003 to July 8, 2004.
 (k)   For the fiscal period from April 24, 2006 to Oct. 31, 2006.
 (l)   For the fiscal period from Nov. 1, 2005 to April 24, 2006.
 (m)   For the fiscal period from Oct. 1, 2004 to Oct. 31, 2004.
 (n)   For the fiscal period from Nov. 1, 2003 to Sept. 30, 2004.

Statement of Additional Information - Sept. 28, 2007                   Page  107

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the fund's portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 19. PORTFOLIO MANAGERS

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------
 Portfolio      Kent M.                                                                   $10,001 -
 Builder        Bergene(b)         5 RICs           $2.72 billion                         $50,000        (1)          (29)
 Aggressive                                                                               --------
                ----------------                                                          None
                David M. Joy                                                              --------
                ----------------                                                          None
                Michelle M.                                                               --------
                Keeley(c)                                                                 None
                ----------------
                William F.
                Truscott(c)
------------------------------------------------------------------------------------------------------------------------------
 Portfolio      Kent M. Bergene                                                           $10,001 -
 Builder                           5 RICs           $3.11 billion                         $50,000        (1)          (29)
 Conservative   ----------------                                                          --------
                David M. Joy                                                              None
                ----------------                                                          --------
                Michelle M.                                                               None
                Keeley                                                                    --------
                ----------------                                                          None
                William F.
                Truscott
------------------------------------------------------------------------------------------------------------------------------
 Portfolio      Kent M. Bergene                                                           $10,001 -
 Builder                           5 RICs           $2.41 billion                         $50,000        (1)          (29)
 Moderate       ----------------                                                          --------
                David M. Joy                                                              None
                ----------------                                                          --------
                Michelle M.                                                               $100,001 -
                Keeley                                                                    $500,000
                ----------------                                                          --------
                William F.                                                                None
                Truscott
------------------------------------------------------------------------------------------------------------------------------
 Portfolio      Kent M. Bergene                                                           $10,001 -
 Builder                           5 RICs           $2.2 billion                          $50,000        (1)          (29)
 Moderate       ----------------                                                          --------
 Aggressive     David M. Joy                                                              $100,001 -
                                                                                          $500,000
                ----------------                                                          --------
                Michelle M.                                                               None
                Keeley                                                                    --------
                ----------------                                                          $100,001 -
                William F.                                                                $500,000
                Truscott
------------------------------------------------------------------------------------------------------------------------------
 Portfolio      Kent M. Bergene                                                           $10,001 -
 Builder                           5 RICs           $2.95 billion                         $50,000        (1)          (29)
 Moderate       ----------------                                                          --------
 Conservative   David M. Joy                                                              None
                ----------------                                                          --------
                Michelle M.                                                               None
                Keeley                                                                    --------
                ----------------                                                          None
                William F.
                Truscott
------------------------------------------------------------------------------------------------------------------------------
 Portfolio      Kent M. Bergene                                                           $10,001 -
 Builder Total                     5 RICs           $2.76 billion                         $50,000        (1)          (29)
 Equity         ----------------                                                          --------
                David M. Joy                                                              None
                ----------------                                                          --------
                Michelle M.                                                               None
                Keeley                                                                    --------
                ----------------                                                          None
                William F.
                Truscott
------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index  David Factor       2 RICs           $1.5 billion                          None           (2)          (30)
                                   2 PIVs           $2.4 billion
------------------------------------------------------------------------------------------------------------------------------
 Small Company  David Factor       2 RICs           $0.7 billion                          None           (2)          (30)
 Index                             2 PIVs           $2.4 billion
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  108

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------
                                                                                          $10,001 -
                                                                                          $50,000
                                                                                          ---------
                                                                                          $50,001 -
                                   8 RICs           $16.03 billion                        $100,000
 Equity Value   Warren Spitz       1 PIV            $104.55 million    5 RICs             ---------      (2)          (30)
                                   3 other          $390.11 million    ($15.64 B)         $100,001 -
                ----------------   accounts(f)                                            $500,000
                Steve Schroll                                                             ---------
                                                                                          $100,001 -
                ----------------                                                          $500,000
                Laton Spahr
                ----------------
                Paul Stocking
------------------------------------------------------------------------------------------------------------------------------
 Precious       Clay Hoes                                                                 $1 -
 Metals and                        1 PIV            $62.62 million                        $10,000     (2), (3)        (30)
 Mining
------------------------------------------------------------------------------------------------------------------------------
                                   6 RICs
 Small Cap      UBS: Paul A.       2 PIVs           $931.0 million
 Growth         Graham             8 other          $236.0 million     1 other account
                                   accounts         $470.0 million     ($56 M)            None           (4)          (31)
                -----------------------------------------------------
                UBS: David N.      6 RICs
                Wabnik             2 PIVs           $931.0 million
                                   28 other         $236.0 million
                                   accounts         $461.0 million
                --------------------------------------------------------------------------------------------------------------
                Turner: William    7 RICs
                C. McVail          9 PIVs           $1.1 billion       1 RIC ($35 M);
                                   48 other         $166.0 million     3 other accounts
                                   accounts         $3.6 billion       ($124 M)
                ------------------------------------------------------------------------
                                                                       3 RICs ($797 M);
                Turner:            18 RICs          $4.1 billion       5 other accounts
                Christopher K.     35 PIVs          $687.0 million
                McHugh             77 other         $5.5 billion
                                   accounts                            ($249 M)
                                                                                          None           (5)          (32)
                ------------------------------------------------------------------------
                Turner:
                Frank L.           5 RICs
                Sustersic          7 PIVs           $1.0 billion       1 RIC ($46 M);
                                   47 other         $95.0 million      3 other accounts
                                   accounts         $2.4 billion       ($124 M)
                ------------------------------------------------------------------------
                Turner:
                Jason D.           13 RICs
                Schrotberger       27 PIVs          $3.2 billion       1 RIC ($20 M);
                                   55 other         $500.0 million     5 other accounts
                                   accounts         $2.9 billion       ($249 M)
                --------------------------------------------------------------------------------------------------------------
                Essex: Nancy B.    1 RIC
                Prial              1 PIV            $63.1 million
                                   26 other         $85.5 million                         None           (6)          (33)
                                   accounts         $310.1 million
                --------------------------------------------------------------------------------------------------------------
                MDTA: David
                Goldsmith
                ----------------
                MDTA:
                Frederick L.
                Konopka
                ----------------
                MDTA: Sarah A.
                Stahl
                ----------------
                MDTA:
                Stephen R.
                Griscom
                ----------------
                MDTA: Daniel J.
                Mahr
                ----------------
                MDTA:
                Douglas K. Thunen
                ----------------
                MDTA:
                Brian M.
                Greenberg
                ----------------
                MDTA: David N.
                Esch
                ----------------
                MDTA: Alok
                Bhushan
                ----------------
                MDTA: David A.
                Troiano            7 RICs           $448.34 million
                                   34 other         $7.28 billion                         None           (7)          (34)
                                   accounts
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  109

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
                                   1 RIC                               1 RIC              $100,001 -
 Small Cap      Kenwood:           1 PIV            $201.34 million    ($201.34 M);       $500,000       (8)          (35)
 Advantage      Jake Hurwitz       22 other         $111.48 million    1 other account    ---------
                                   accounts         $702.14 million    ($106.42 M)        $100,001 -
                ----------------                                                          $500,000
                Kenwood:
                Kent Kelley
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------
 Retirement     Dimitris           15 RICs          $5.87 billion      5 RICs ($4.67 B)   None          (9)          (30)
 Plus 2010      Bertsimas          3 PIVs           $229.57 million
                                   18 other         $742.89 million
                                   accounts
                ------------------------------------------------------------------------
                Colin Lundgren     11 RICs          $1.87 billion
                ----------------
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------
 Retirement     Dimitris           15 RICs          $5.86 billion      5 RICs ($4.67 B)   None          (9)          (30)
 Plus 2015      Bertsimas          3 PIVs           $229.57 million
                                   18 other         $743.89 million
                                   accounts
                ------------------------------------------------------------------------
                Colin Lundgren     11 RICs          $1.87 billion
                ----------------
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------
 Retirement     Dimitris           15 RICs          $5.85 billion      5 RICs ($4.67 B)   None          (9)          (30)
 Plus 2020      Bertsimas          3 PIVs           $229.57 million
                                   18 other         $743.89 million
                                   accounts
                ------------------------------------------------------------------------
                Colin Lundgren     11 RICs          $1.85 billion
                ----------------
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------
 Retirement     Dimitris           15 RICs          $5.85 billion      5 RICs ($4.67 B)   None          (9)          (30)
 Plus 2025      Bertsimas          3 PIVs           $229.57 million
                                   18 other         $743.89 million
                                   accounts
                ------------------------------------------------------------------------
                Colin Lundgren     11 RICs          $1.85 billion
                ----------------
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------
 Retirement     Dimitris           15 RICs          $5.85 billion      5 RICs ($4.67 B)   None          (9)          (30)
 Plus 2030      Bertsimas          3 PIVs           $229.57 million
                                   18 other         $743.89 million
                                   accounts
                ------------------------------------------------------------------------
                Colin Lundgren     11 RICs          $1.86 billion
                ----------------
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------
 Retirement     Dimitris           15 RICs          $5.87 billion      5 RICs ($4.67 B)   None          (9)          (30)
 Plus 2035      Bertsimas          3 PIVs           $229.57 million
                                   18 other         $742.89 million
                                   accounts
                ------------------------------------------------------------------------
                Colin Lundgren     11 RICs          $1.87 billion
                ----------------
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------
 Retirement     Dimitris           15 RICs          $5.86 billion      5 RICs ($4.67 B)   None          (9)          (30)
 Plus 2040      Bertsimas          3 PIVs           $229.57 million
                                   18 other         $743.89 million
                                   accounts
                ------------------------------------------------------------------------
                Colin Lundgren     11 RICs          $1.87 billion
                ----------------
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------
 Retirement     Dimitris           15 RICs          $5.88 billion      5 RICs ($4.67 B)   None          (9)          (30)
 Plus 2045      Bertsimas          3 PIVs           $229.57 million
                                   18 other         $743.89 million
                                   accounts
                ------------------------------------------------------------------------
                Colin Lundgren     11 RICs          $1.89 billion
                ----------------
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  110

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------
 Aggressive     Turner:                                                3 RICs ($836 M);
 Growth         Christopher K.     18 RICs          $4.2 billion       2 PIVs ($4 M); 5
                McHugh             43 PIVs          $626.0 million     other accounts
                                   58 other         $4.6 billion       ($273 M)
                                   accounts
                ------------------------------------------------------------------------
                Turner:                                                1 RIC ($21 M); 2
                Tara Hedlund       9 RICs           $2.8 billion       PIVs ($4 M); 2                   (5)          (32)
                                   23 PIVs          $330.0 million     other accounts     None
                                   16 other         $875.0 million     ($139 M)
                                   accounts
                ------------------------------------------------------------------------
                Turner:                                                1 RIC ($21 M); 2
                Jason              14 RICs          $3.3 billion       PIVs ($4 M); 5
                Schrotberger       38 PIVs          $543.0 million     other accounts
                                   53 other         $3.1 billion       ($273 M)
                                   accounts
                --------------------------------------------------------------------------------------------------------------
                American Century:
                Glen A. Fogle      8 RICs           $6.7 billion
                -----------------
                American Century:  2 other          $147.92 million
                David M. Holland   accounts                                               None          (10)         (36)
                -----------------------------------------------------
                American Century:  5 RICs           $3.22 billion
                Bradley X.         2 other          $147.92 million
                Eixmann            accounts
------------------------------------------------------------------------------------------------------------------------------
 Fundamental    Goldman:
 Growth         Steven M. Barry
                ----------------   22 RICs          $9.46 billion      14 other accounts
                Goldman:           1 PIV            $10.54 million     ($2.98 B)          None          (11)         (37)
                David G. Shell     373 other        $18.98 billion
                ----------------   accounts
                Goldman:
                Gregory H.
                Ekizian
                --------------------------------------------------------------------------------------------------------------
                Wellington         5 RICs           $2.30 billion      1 PIV ($312 M);
                Management:        9 PIVs           $2.05 billion      2 other accounts   None          (12)          (38)
                Andrew J.          41 other         $9.03 billion      ($439 M)
                Shilling           accounts
------------------------------------------------------------------------------------------------------------------------------
 Fundamental    Christopher C.     28 RICs
 Value          Davis              12 PIVs          $83.75 billion
                                   49,000(i) other  $1.34 billion
                                   accounts         $16.61 billion
                -----------------------------------------------------
                Kenneth C.         26 RICs                                                None(j)       (13)         (39)
                Feinberg           12 PIVs          $83.71 billion
                                   49,000(i) other  $1.34 billion
                                   accounts         $16.61 billion
------------------------------------------------------------------------------------------------------------------------------
 High Yield     Scott Schroepfer   1 RIC            $1.25 billion                         $100,001 -
 Bond                                                                                     $500,000
                -----------------------------------------------------                     --------
                Jennifer Ponce de  5 RICs           $8.3 billion                                        (2)          (30)
                Leon               1 PIV            $19.62 million                        None
                                   8 other          $2.31 billion
                                   accounts
------------------------------------------------------------------------------------------------------------------------------
 Income         Dimitris           17 RICs          $6.27 billion      6 RICs ($5.13 B)
 Builder Basic  Bertsimas          3 PIVs           $233.07 million
 Income                            19 other         $1.09 billion                         None
                                   accounts                                                             (9)          (30)
                ------------------------------------------------------------------------
                Colin Lundgren
                ----------------                                                          --------
                Erol Sonderegger   12 RICs          $1.86 billion                         $10,001 -
                                                                                          $50,000
------------------------------------------------------------------------------------------------------------------------------
 Income         Dimitris           17 RICs          $6.19 billion      6 RICs ($5.13 B)
 Builder        Bertsimas          3 PIVs           $233.07 million
 Enhanced                          19 other         $1.09 billion
 Income                            accounts         -------------      -------------      None          (9)          (30)
                ----------------   ------------
                Colin Lundgren                      $1.79 billion
                ----------------   12 RICs
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  111

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
                Dimitris           17 RICs          $5.96 billion                         $500,001 -
 Income         Bertsimas          3 PIVs           $233.07 million    6 RICs ($5.13 B)   $1,000,000
 Builder                           19 other         $1.09 billion                                        (9)          (30)
 Moderate                          accounts         -------------      -------------      --------
 Income         ----------------   ------------                                           $100,001 -
                Colin Lundgren                      $1.56 billion                         $500,000
                                                                                          --------
                ----------------   12 RICs                                                $10,001 -
                Erol Sonderegger                                                          $50,000
------------------------------------------------------------------------------------------------------------------------------
 Select Value   Systematic:        5 RICs           $1.06 billion
                Ron Mushock        2 PIVs           $26.9 million
                                   1,422 other      $1.30 billion
                                   accounts                                               None          (27)         (53)
                ------------------------------------------------------------------------
                Systematic:        6 RICs           $1.19 billion
                Kevin McCreesh     6 PIVs           $832.1 million     1 other account
                                   257 other        $4.64 billion      ($365.0 M)
                                   accounts
                --------------------------------------------------------------------------------------------------------------
                WEDGE:
                R. Michael James
                ----------------
                WEDGE:
                Peter F. Bridge
                ----------------
                WEDGE:             2 RICs
                Paul M. VeZolles   1 PIV            $143.2 million
                                   231 other        $6.7 million                          None          (28)          (54)
                                   accounts         $3.9 billion
------------------------------------------------------------------------------------------------------------------------------
 Short          Scott Kirby        10 RICs          $12.60 billion     3 RICs ($5.16 B);
 Duration U.S.                     5 PIVs           $1.99 billion      1 other account    $10,001 -
 Government                        44 other         $20.83 billion     ($19.48 M)         $50,000
                                   accounts(f)                                                          (2)          (30)
                -----------------------------------------------------------------------------------
                Jamie Jackson      12 RICs          $16.63 billion     3 RICs ($5.16 B);
                                   6 PIVs           $2.71 billion      1 other account    $10,001 -
                                   29 other         $7.58 billion      ($40.58 M)         $50,000
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------
 Small Cap      American Century:  10 RICs          $7.05 billion
 Equity         Thomas P. Vaiana   2 PIVs           $121.07 million
                                   3 other          $285.37 million
                                   accounts
                ------------------------------------------------------------------------
                American Century:  6 RICs           $2.31 billion
                Wihelmine von      1 PIV            $67.39 million                        None          (10)         (36)
                Turk               2 other          $270.92 million
                                   accounts
                ------------------------------------------------------------------------
                American Century:  7 RICs           $2.34 billion
                Brian Ertley       1 PIV            $67.39 million
                                   2 other          $270.92 million
                                   accounts
                --------------------------------------------------------------------------------------------------------------
                Lord Abbett:       3 RICs           $1.86 billion
                Michael T. Smith   14 other         $966.20 million
                                   accounts
                                                                                          None(k)       (14)          (40)
                --------------------------------------------------------------------------------------------------------------
                Wellington         3 RICs           $1.89 billion
                Management:        5 PIVs           $1.19 billion      1 RIC ($1.67 B);
                Kenneth L. Abrams  9 other          $2.27 billion
                                   accounts
                -----------------------------------------------------
                Wellington         3 RICs           $1.89 billion      1 other account    None          (12)         (38)
                Management:        3 PIVs           $1.18 billion      ($364 M)
                Daniel J.          9 other          $2.27 billion
                Fitzpatrick        accounts
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  112

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
                                   2 RICs
 Small Cap      Donald Smith:      1 PIV            $1.79 billion                         None          (15)          (41)
 Value          Donald G. Smith    33 other         $197.0 million
                ----------------   accounts         $2.83 billion
                Donald Smith:
                Richard L.
                Greenberg
                --------------------------------------------------------------------------------------------------------------
                Franklin
                Portfolio
                Associates:
                John S. Cone
                ----------------
                Franklin
                Portfolio
                Associates:
                Michael F. Dunn
                ----------------
                Franklin
                Portfolio
                Associates:
                Oliver E. Buckley
                ----------------
                Franklin
                Portfolio
                Associates:
                Kristin J.
                Crawford
                ----------------
                Franklin
                Portfolio
                Associates:
                Langton Garvin
                ----------------
                Franklin
                Portfolio
                Associates:        19 RICs
                Patrick Slattery   5 PIVs           $16.8 billion      2 RICs ($10.6 B);
                                   98 other         $784.9 million     18 other accounts  None          (16)          (42)
                                   accounts         $18.3 billion      ($5.5 B)
                --------------------------------------------------------------------------------------------------------------
                BHMS: James S.     3 RICs           $6.92 million
                McClure            1 PIV            $5.5 million
                ----------------   16 other         $811.0 million
                BHMS: John P.      accounts
                Harloe
                                                                                          None          (17)          (43)
                --------------------------------------------------------------------------------------------------------------
                MetWest Capital:
                Gary W. Lisenbee
                ----------------
                MetWest Capital:   4 RICs
                Samir Sikka        4 PIVs           $326.9 million
                                   9 other          $64.2 million                         None          (18)          (44)
                                   accounts         $58.1 million
------------------------------------------------------------------------------------------------------------------------------
                Scott Kirby
 U.S.                              10 RICs          $12.99 billion     3 RICs ($5.16 B);
 Government                        5 PIVs           $1.99 billion      1 other account    $10,001 -      (2)          (30)
 Mortgage                          44 other         $20.83 billion     ($19.48 M)         $50,000
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------
                                   10 RICs          $29.34 billion
 Value          Lord, Abbett:      9 PIVs           $847.8 million     1 other account    None(l)       (14)          (40)
                Eli M. Salzmann    43,988 other     $19.04 million     ($316.3 M)
                ----------------   accounts
                Lord, Abbett:
                Sholom Dinsky
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------
                                                                                          $500,001 -
                                                                                          $1,000,000
                                                                                          ---------
                                   8 RICs                                                 $100,001 -
 Dividend       Warren Spitz       1 PIV            $17.07 billion     5 RICs ($16.61)    $500,000
 Opportunity                       5 other          $82.40 billion                        ---------
                ----------------   accounts(f)      $489.88 million                       $100,001 -     (2)          (30)
                Steve Schroll                                                             $500,000
                                                                                          ---------
                ----------------                                                          $50,001 -
                Laton Spahr                                                               $100,000
                ----------------
                Paul Stocking
------------------------------------------------------------------------------------------------------------------------------
 Real Estate    Julene Melquist    None                                                   $10,001 -    (2),(3)        (30)
                                                                                          $50,000
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------
 Core Bond      Tom Murphy         7 RICs           $11.77 billion     3 RICs ($4.96 B)   $10,001 -
                                   3 PIVs           $1.02 billion                         $50,000
                                   13 other         $13.24 billion
                                   accounts
                -----------------------------------------------------------------------------------
                Jamie Jackson      12 RICs          $17.27 billion     3 RICs ($4.96 B);  $10,001 -
                                   6 PIVs           $2.49 billion      1 other account    $50,000
                                   29 other         $8.82 billion      ($27.78 M)                        (2)          (30)
                                   accounts(f)
                -----------------------------------------------------------------------------------
                Scott Kirby        10 RICs          $13.39 billion     3 RICs ($4.96 B);  $10,001 -
                                   6 PIVs           $1.93 billion      1 other account    $50,000
                                   44 other         $20.24 billion     ($94.02 M)
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------
 Disciplined    Dimitris           17 RICs          $4.11 billion      5 RICs ($2.64 B)   $100,001 -
 Equity         Bertsimas          3 PIVs           $207.45 million                       $500,000
                                   21 other         $1.71 billion                                        (2)          (30)
                                   accounts(f)
                -----------------------------------------------------------------------------------
                Gina Mourtzinou    4 RICs           $2.27 billion      4 RICs ($2.27 B)   $50,001 -
                                   5 other          $158.02 million                       $100,000
                                   accounts
------------------------------------------------------------------------------------------------------------------------------
 Disciplined    Dimitris           17 RICs          $6.80 billion      5 RICs ($2.64 B)   $100,001 -
 Small and Mid  Bertsimas          3 PIVs           $207.45 million                       $500,000
 Cap Equity                        21 other         $1.71 billion
                                   accounts(f)
                -----------------------------------------------------------------------------------
                Gina Mourtzinou    4 RICs           $4.96 billion      4 RICs ($2.27 B)   None          (2)          (30)
                                   5 other          $158.02 million
                                   accounts
                -----------------------------------------------------------------------------------
                Steve Kokkotos     2 RICs           $2.08 billion      2 RICs ($2.08 B)   $10,001 -
                                   1 other account  $10.86 million                        $50,000
------------------------------------------------------------------------------------------------------------------------------
 Disciplined    Dimitris           17 RICs          $6.88 billion      5 RICs ($2.64 B)   $100,001 -
 Small Cap      Bertsimas          3 PIVs           $207.45 million                       $500,000
 Value                             21 other         $1.71 billion
                                   accounts(f)
                -----------------------------------------------------------------------------------
                Gina Mourtzinou    4 RICs           $5.04 billion      4 RICs ($2.27 B)   $10,001 -     (2)          (30)
                                   5 other          $158.02 million                       $50,000
                                   accounts
                -----------------------------------------------------------------------------------
                Steve Kokkotos     2 RICs           $2.15 billion      2 RICs ($2.08 B)   $10,001 -
                                   1 other account  $10.86 million                        $50,000
------------------------------------------------------------------------------------------------------------------------------
 Floating Rate  Lynn Hopton        14 PIVs          $6.21 billion                         None
                ----------------   1 other account  $66.22 million
                Yvonne Stevens
                -----------------------------------------------------                     ---------
                Erol Sonderegger   12 RICs          $1.47 billion                         $10,001 -     (2)          (30)
                                                                                          $50,000
                ----------------                                                          --------
                Colin Lundgren                                                            None
------------------------------------------------------------------------------------------------------------------------------
 Growth         Nick Thakore       6 RICs           $12.92 billion     5 RICs ($12.52 B)  None          (2)          (30)
                                   2 PIVs           $1.22 million
                                   2 other          $90.78 million
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------
 Income         Brian Lavin        1 RIC            $584.56 million                       $50,001 -
 Opportunity                       1 PIV            $15.02 million                        $100,000
                                   1 other account  $510.78 million
                -----------------------------------------------------                     ---------
                Jennifer Ponce de  5 RICs           $10.07 billion                        $10,001 -     (2)          (30)
                Leon               1 PIV            $15.02 million                        $50,000
                                   8 other          $2.04 billion
                                   accounts
------------------------------------------------------------------------------------------------------------------------------
 Inflation      Jamie Jackson      12 RICs          $17.19 billion     3 RICs ($4.96 B);  $10,001 -     (2)          (30)
 Protected                         6 PIVs           $2.49 billion      1 other account    $50,000
 Securities                        29 other         $8.82 billion      ($27.78 M)
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  114

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
 Large Cap      Nick Thakore       5 RICs           $6.59 billion      4 RICs ($6.19 B)
 Equity                            2 PIVs           $1.22 million
                                   2 other          $90.78 million
                                   accounts(f)
                ------------------------------------------------------------------------
                Bob Ewing          7 RICs           $6.93 billion      6 RICs ($6.54 B)   None          (2)          (30)
                                   2 PIVs           $1.22 million
                                   2 other          $90.78 million
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------
 Large Cap      Bob Ewing          7 RICs           $13.17 billion     6 RICs ($12.77 B)  None          (2)          (30)
 Value                             2 PIVs           $1.22 million
                                   2 other          $90.78 million
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------
 Limited        Tom Murphy         7 RICs           $11.92 billion     3 RICs ($4.96 B)   $50,001 -
 Duration Bond                     3 PIVs           $1.02 billion                         $100,000
                                   13 other         $13.24 billion
                                   accounts
                -----------------------------------------------------------------------------------
                Jamie Jackson      12 RICs          $17.43 billion     3 RICs ($4.96 B);  $10,001 -
                                   6 PIVs           $2.49 billion      1 other account    $50,000        (2)          (30)
                                   29 other         $8.82 billion      ($27.78 M)
                                   accounts(f)
                -----------------------------------------------------------------------------------
                Scott Kirby        10 RICs          $13.55 billion     3 RICs ($4.96 B);  $10,001 -
                                   6 PIVs           $1.93 billion      1 other account    $50,000
                                   44 other         $20.24 billion     ($94.02 M)
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------
 California                        8 RICs           $4.78 billion
 Tax-Exempt(m)                     15 other         $8.17 billion
                                   accounts
--------------                     ----------------------------------
 Massachusetts                     8 RICs           $4.90 billion
 Tax-Exempt(m)                     15 other         $8.17 billion
                                   accounts
--------------                     ----------------------------------
 Michigan                          8 RICs           $4.91 billion
 Tax-Exempt(m)                     15 other         $8.17 billion
                                   accounts
--------------                     ----------------------------------
 Minnesota      Rick LaCoff(q)     8 RICs           $4.61 billion                         None          (2)          (30)
 Tax-Exempt(m)                     15 other         $8.17 billion
                                   accounts
--------------                     ----------------------------------
 New York                          8 RICs           $4.89 billion
 Tax-Exempt(m)                     15 other         $8.17 billion
                                   accounts
--------------                     ----------------------------------
 Ohio                              8 RICs           $4.91 billion
 Tax-Exempt(m)                     15 other         $8.17 billion
                                   accounts
------------------------------------------------------------------------------------------------------------------------------
 Diversified    Tom Murphy         7 RICs           $4.19 billion                         $100,001 -
 Bond                              3 PIVs           $1.16 billion                         $500,000
                                   23 other         $14.96 billion
                                   accounts
                -----------------------------------------------------  3 RICs             ---------
                Jamie Jackson      14 RICs          $11.54 billion     ($1.43 B)          $10,001 -
                                   6 PIVs           $3.5 billion                          $50,000
                                   34 other         $7.3 billion
                                   accounts(f)
                -----------------------------------------------------------------------------------
                Scott Kirby        10 RICs          $5.88 billion      3 RICs ($1.43 B);  $10,001 -
                                   6 PIVs           $2.1 billion       1 other account    $50,000
                                   50 other         $21.72 billion     ($65.66 M)
                                   accounts(f)
                                                                                                         (2)          (30)
                -----------------------------------------------------------------------------------
                Jennifer Ponce de  5 RICs           $6.1 billion                          $10,001 -
                Leon               1 PIV            $18.87 million                        $50,000
                                   11 other         $1.87 billion
                                   accounts
                -----------------------------------------------------------------------------------
                Nicolas Pifer      6 RICs           $4.05 billion      1 other account    $1 - 10,000
                                   6 PIVs           $767.62 million    ($503.33 M)
                                   14 other         $4.28 billion
                                   accounts
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  115

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------
 Balanced       Tom Murphy         7 RICs           $6.78 billion                         $10,001 -
                                   3 PIVs           $1.15 billion                         $50,000
                                   20 other         $13.4 billion      1 RIC
                                   accounts
                -----------------------------------------------------                     ---------
                Jamie Jackson      15 RICs          $17.46 billion     ($319.04 M)        $10,001 -
                                   6 PIVs           $3.32 billion                         $50,000
                                   34 other         $7.65 billion
                                   accounts(f)                                                           (2)          (30)
                -----------------------------------------------------------------------------------
                Scott Kirby        10 RICs          $8.44 billion      2 RICs
                                   6 PIVs           $2.11 billion      ($1.04 M);         None
                                   51 other         $21.91 billion     1 other account
                                   accounts(f)                         ($65.92 M)
                -----------------------------------------------------------------------------------
                Bob Ewing          6 RICs           $13.31 million     5 RICs
                                   2 PIVs           $37.33 million     ($12.88 B)         None
                                   2 other          $104.45 million
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------
 Disciplined    Dimitris           16 RICs          $5.29 billion      5 RICs
 Large Cap      Bertsimas          3 PIVs           $236.0 million     ($4.24 B)
 Growth(e)                         19 other         $450.4 million
                                   accounts
                ------------------------------------------------------------------------  None(g)       (2)          (30)
                Gina Mourtzinou    4 RICs           $4.11 billion      4 RICs
                                   5 other          $202.13 million    ($4.11 B)
                                   accounts
------------------------------------------------------------------------------------------------------------------------------
 Diversified    Warren Spitz                                                              $100,001 -
 Equity Income                                                                            $500,000
                ----------------                                                          --------
                Laton Spahr        7 RICs           $7.9 billion                          $50,001 -
                                   1 PIV            $127.64 million                       $100,000
                ----------------   2 other          $118.92 million                       --------       (2)          (30)
                Steve Schroll      accounts(f)                         5 RICs             $50,001 -
                                                                       ($7.7 B)           $100,000
                -----------------                                                         ---------
                Paul Stocking                                                             $100,001 -
                                                                                          $500,000
------------------------------------------------------------------------------------------------------------------------------
                                   7 RICs           $13.02 billion
 Mid Cap Value  Warren Spitz       1 PIV            $127.64 million    5 RICs             $100,001 -     (2)          (30)
                                   2 other          $118.92 million    ($12.83 B)         $500,000
                ----------------   accounts(f)                                            --------
                Laton Spahr                                                               $10,001 -
                                                                                          $50,000
                ----------------                                                          --------
                Steve Schroll                                                             $50,001 -
                                                                                          $100,000
                ----------------                                                          --------
                Paul Stocking                                                             $100,001 -
                                                                                          $500,000
------------------------------------------------------------------------------------------------------------------------------
 Strategic      Tom Murphy         7 RICs           $6.87 billion
 Allocation                        3 PIVs           $1.15 billion                         $10,001 -
                                   20 other         $13.41 billion     2 RICs             $50,000
                                   accounts
                -----------------------------------------------------                     --------
                Jamie Jackson      15 RICs          $17.55 billion     ($1.14 B)
                                   6 PIVs           $3.32 billion                         $10,001 -
                                   34 other         $7.65 billion                         $50,000
                                   accounts(f)
                -----------------------------------------------------------------------------------
                Scott Kirby        10 RICs          $8.53 billion      2 RICs ($1.14 B);
                                   6 PIVs           $2.11 billion      1 other account    $10,001 -
                                   51 other         $21.91 billion     ($65.92 M)         $50,000       (2)          (30)
                                   accounts(f)
                -----------------------------------------------------------------------------------
                Dimitris           15 RICs          $2.79 billion      4 RICs
                Bertsimas          1 PIV            $118.9 million     ($2.24 B)          Over
                                   11 other         $229.1 million                        $1,000,000
                                   accounts(f)
                -----------------------------------------------------------------------------------
                Gina Mourtzinou    3 RICs           $2.17 billion      3 RICs             $100,001 -
                                   5 other          $188.6 million     ($2.17 B)          $500,000
                                   accounts
                -----------------------------------------------------------------------------------
                Alex Sauer-Budge   1 RIC            $80.51 million     2 RICs ($1.3 B)    None
                -----------------------------------------------------------------------------------
                Steve Kokkotos(d)  2 RICs           $137.91 million    2 RICs             $100,001 -
                                   1 other account  $11.88 million     ($137.91 M)        $500,000
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  116

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
 Strategic      Dimitris           16 RICs          $5.29 billion      5 RICs
 Income         Bertsimas          3 PIVs           $236.0 million     ($4.24 B)
 Allocation(e)                     19 other         $450.4 million
                                   accounts
                ------------------------------------------------------------------------  None(g)       (2)          (30)
                Colin Lundgren
                ----------------
                Erol Sonderegger
                                   12 RICs          $1.66 billion
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------
 Absolute       Nicholas Pifer     6 RICs           $6.99 billion
 Return                            6 PIVs           $738.12 million                       None           (2)          (30)
 Currency and                      13 other         $3.77 billion
 Income                            accounts
------------------------------------------------------------------------------------------------------------------------------
 Disciplined    Dimitris           15 RICs          $3.79 billion      4 RICs
 International  Bertsimas          1 PIV            $118.90 million    ($3.24 B)          None           (2)          (30)
 Equity                            11 other         $229.10 million
                                   accounts
                ------------------------------------------------------------------------
                Alex               1 RIC            $1.22 billion      2 RICs ($1.3 B)
                Sauer-Budge(n)
------------------------------------------------------------------------------------------------------------------------------
 Emerging       Threadneedle:      1 RIC            $0.47 billion
 Markets        Julian A.S.        1 PIV            $0.03 billion
                Thompson           3 other          $0.34 billion
                                   accounts
                -----------------------------------------------------
                Threadneedle:      1 RIC            $0.47 billion                         None(n)       (19)         (45)
                Jules Mort         1 PIV            $1.56 billion
                                   1 other account  $0.84 billion
------------------------------------------------------------------------------------------------------------------------------
 Emerging       Nicholas Pifer     6 RICs           $7.01 billion                         $10,0001 -     (2)          (30)
 Markets Bond                      6 PICs           $738.12 million                       $50,000
                                   13 other         $3.77 billion
                                   accounts
------------------------------------------------------------------------------------------------------------------------------
 European       Threadneedle:      None                                                   None(n)       (19)          (45)
 Equity         Rob Jones
------------------------------------------------------------------------------------------------------------------------------
 Global Bond    Nicholas Pifer     6 RICs           $6.55 billion
                                   6 PIVs           $738.12 million
                                   13 other         $3.77 billion
                                   accounts                                               $50,000 -
                                                                                          $100,000       (2)          (30)
------------------------------------------------------------------------------------------------------------------------------
 Global Equity  Threadneedle:      2 RICs           $1.93 billion                         None(n)       (19)          (45)
                Dominic Rossi      1 other account  $0.10 billion
                -----------------------------------------------------
                Threadneedle:      2 PIVs           $0.17 billion
                Stephen Thornber
------------------------------------------------------------------------------------------------------------------------------
 Global         Bob Ewing(o)       7 RICs           $13.77 billion     6 RICs
 Technology                        2 PIVs           $33.78 million     ($13.36 B);
                                   2 other          $95.17 million
                                   accounts(f)                                            None           (2)          (30)
                ------------------------------------------------------------------------
                Nick Thakore(o)    5 RICs           $14.70 billion     4 RICs
                                   2 PIVs           $33.78 million     ($14.29 B)
                                   2 other          $95.17 million
                                   accounts(f)
------------------------------------------------------------------------------------------------------------------------------
 International  Columbia WAM:      1 RIC            $4.0 billion
 Aggressive     P. Zachary Egan                                                           None          (20)          (46)
                -----------------------------------------------------
 Growth         Columbia WAM:      2 RICs           $5.3 billion
                Louis J. Mendes
                --------------------------------------------------------------------------------------------------------------
                Principal: John    1 RIC            $1.27 billion                         None          (21)          (47)
                Pihlblad           1 other account  $5.31 million
                ----------------
                Principal: Steven
                Larson
------------------------------------------------------------------------------------------------------------------------------
 International  Boston Company:    11 RICs          $4.86 billion      1 other account    None          (22)          (48)
 Equity         D. Kirk Henry      8 PIVs           $4.96 billion      ($323.0 M)
                ----------------   55 other         $16.76 billion
                Boston Company:    accounts
                Clifford A. Smith
                --------------------------------------------------------------------------------------------------------------
                Marsico:           14 RICs          $8.17 billion
                James G.           8 other          $535.08 million
                Gendelman          accounts
                                                                                          None          (23)          (49)
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  117

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
 International  Threadneedle:      1 RIC            $1.27 billion
 Opportunity    Alex Lyle          25 PIVs          $1.74 billion                         None(n)       (19)          (45)
                -----------------------------------------------------
                Threadneedle:      2 RICs           $2.01 billion
                Dominic Rossi      1 other account  $0.10 billion
------------------------------------------------------------------------------------------------------------------------------
                                   78 RICs                             2 RICs ($3.77 B);
 International  AllianceBernstein: 134 PIVs         $32.93 billion     1 PIV ($813.0 M);  None          (24)          (50)
 Select Value   Kevin F. Simms     751 other        $24.49 billion     106 other
                ----------------   accounts         $125.03 billion    accounts ($20.71
                AllianceBernstein:                                     B)
                Henry S. D'Auria
                ----------------
                AllianceBernstein:
                Sharon E. Fay
                ----------------
                AllianceBernstein:
                Marilyn G. Fedak
                ----------------
                AllianceBernstein:
                John P. Mahedy
------------------------------------------------------------------------------------------------------------------------------
 International  AIGGIC:            4 RICs           $60.6 million      1 other account
 Small Cap      Hans K.            5 PIVs           $906.08 million    ($100.01 M)
                Danielsson         6 other          $1.68 billion
                                   accounts
                ------------------------------------------------------------------------
                AIGGIC:            3 PIVs           $432.26 million
                Chantal Brennan
                -----------------------------------------------------
                AIGGIC:            3 PIVs           $66.75 million                        None          (25)         (51)
                Ming Hsu           5 other          $270.73 million
                                   accounts
                ------------------------------------------------------------------------
                AIGGIC:            2 PIVs           $309.58 million    1 other account
                Noriko Umino       1 other account  $270.36 million    ($270.36 M)
                --------------------------------------------------------------------------------------------------------------
                Batterymarch:      12 RICs          $2.43 billion      2 other accounts
                Charles F.         10 PIVs          $971.76 million    ($53.8 B)
                Lovejoy            20 other         $3.38 billion
                ----------------   accounts
                Batterymarch:
                Christopher W.
                Floyd
                                                                                          None          (26)          (52)
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------
 Intermediate   Rick LaCoff(q)     8 RICs           $4.77 billion      1 other account    None           (2)          (30)
 Tax-Exempt                        16 other         $8.17 billion      ($18.14 million)
                                   accounts
------------------------------------------------------------------------------------------------------------------------------
                John K. Schonberg  1 RIC            $683.4 million     1 RIC
                                   2 PIVs           $102.8 million     ($683.4 M)                       (2)
                                   7 other          $38.8 million
                ----------------   accounts         -------------      -------------                 ---------
                Sam Murphy(p)      ------------     $653.03 million    1 RIC                          (2),(3)
                ----------------   1 RIC                               ($653.03 M)
                Mike Marzolf(p)
 Mid Cap                                                                                  None                        (30)
 Growth
------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt     Rick LaCoff(q)     8 RICs           $4.03 billion      1 other account    None           (2)          (30)
 Bond                              16 other         $8.17 billion      ($18.14 million)
                                   accounts
------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt     Rick LaCoff(q)     8 RICs           $1.68 billion      1 other account    None           (2)          (30)
 High Income                       16 other         $8.17 billion      ($18.14 million)
                                   accounts
------------------------------------------------------------------------------------------------------------------------------

 * RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

 (a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
 (b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for RiverSource funds and for making recommendations to the Boards of Directors on changes to those subadvisers.
 (c) Ms. Keeley, who serves as Executive Vice President - Equity and Fixed Income for RiverSource Investments, and Mr. Truscott, who serves as Chief Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource Investments, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.

 (d) Mr. Kokkotos began managing the fund after its last fiscal year end; therefore reporting information is as of June 30, 2007.


 (e) As of the date of this SAI, the fund had not passed its first fiscal period end, and therefore the portfolio manager reporting information is as of March 31, 2007.

 (f) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
 (g) The fund is new and shares were not yet being offered as of the fiscal period end.
 (h) Ms. Hedlund and Mr. Schrotberger began managing the fund as of Oct. 1, 2006; therefore reporting information is as of Oct. 31, 2006.

Statement of Additional Information - Sept. 28, 2007                   Page  118

 (i) Primarily managed money/wrap accounts generally requiring a minimum deposit of $100,000.

Statement of Additional Information - Sept. 28, 2007                   Page  119

 (j) Neither Christopher Davis nor Kenneth Feinberg own any shares of RiverSource Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.
 (k) Michael T. Smith does not own any shares of RiverSource Small Cap Equity Fund. However, he invests in the Lord Abbett Small Cap Blend Fund, which is managed in a similar style.
 (l) Eli M. Salzmann and Sholom Dinsky do not own any shares of RiverSource Value Fund. However, they invest in the Lord Abbett Affiliated Fund, which is managed in a similar style.
 (m) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.
 (n) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
 (o) The portfolio manager began managing the fund after its last fiscal year end; therefor reporting information is as of June 30, 2007.
 (p) The portfolio manager began managing the fund as of June 20, 2007, therefore reporting information is as of June 30, 2007.
 (q) As of Aug. 31, 2007, Rick LaCoff will no longer be managing the fund. Going forward, the fund will be managed by Catherine Stienstra.

POTENTIAL CONFLICTS OF INTEREST

(1) Management of Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

     Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class. The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

     Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

     - The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

     - Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.

     In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(2) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

Statement of Additional Information - Sept. 28, 2007                   Page  119

     RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

     In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(3) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

(5) As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(6) To ensure that Essex addresses compliance and control issues, an open dialogue exists between the portfolio managers, the trading desk, and our account services groups. This allows Essex to monitor compliance among these parties to accommodate both our clients' and the firm's investment guidelines. In order to prevent and detect violations, we have the following checks and balances built into our compliance process:

     - The client service group and the Compliance Officer - Christopher P. McConnell, Chief Executive Officer - interpret each compliance restriction.

     - Portfolio Managers review each trade for appropriateness.

     - Our trading systems are state of the art and have been developed to prevent an inappropriate security or position from being purchased in a portfolio once the system is coded.

Statement of Additional Information - Sept. 28, 2007                   Page  120

     - Our administrative group reviews each trade on a daily basis for reconciliation purposes.

     - Each member of our firm has signed our Code of Ethics policy which outlines authorized trading activity and procedures.

(7) As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

(8) Kenwood, an indirect partially-owned subsidiary of Ameriprise Financial, is an affiliate of RiverSource Investments. Kenwood portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

     Kenwood has a fiduciary responsibility to all of the clients for which it manages accounts. Kenwood seeks to provide best execution of all securities transactions. Where possible, security transactions are aggregated and allocated to client accounts in a fair and timely manner. Kenwood has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. In addition to monitoring these policies and procedures, Kenwood monitors compliance with the firm's Code of Ethics and places additional investment restrictions on portfolio managers who manage certain other accounts.

(9) Management of the Income Builder and Retirement Plus Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

     Management of the portfolios is based on proprietary, quantitative techniques and qualitative review of the quantitative output. Using these methodologies, a group of RiverSource investment professionals allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. After the initial allocation, the fund will be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

     Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

     - In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder and Retirement Plus Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

Statement of Additional Information - Sept. 28, 2007                   Page  121

     - RiverSource Investments, LLC and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

     - RiverSource Investments, LLC monitors the performance of the underlying funds and may, from time to time, recommend to the board of directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, RiverSource Investments, LLC may believe that certain RiverSource funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

     In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(10) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

     Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

     American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

     Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies

Statement of Additional Information - Sept. 28, 2007                   Page  122
     and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(11) Goldman Sachs Asset Management, L.P. ("GSAM") portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

(12) Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the funds ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the funds. The Investment Professionals make investment decisions for the funds based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the fund may vary from the performance of securities purchased for other portfolios. Alternatively, these portfolios may be managed in a similar fashion to the relevant fund and thus the portfolio may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant fund.

     The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the funds, both of which have the potential to adversely impact the funds depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, an Investment Professional may purchase the same security for the relevant fund and one or more other portfolios at or about the same time, and in those instances the other portfolios will have access to their respective holdings prior to the public disclosure of the relevant fund's holdings. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the funds to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and

Statement of Additional Information - Sept. 28, 2007                   Page  123
     compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

(13) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

     - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

     - With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

     - Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(14) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts Conflicts of interest may arise in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the relevant fund's transactions to the advantage of other accounts and to the detriment of the relevant fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-

Statement of Additional Information - Sept. 28, 2007                   Page  124
     dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts referenced in the table above.

(15) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

     Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

     Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(16) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

     FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(17) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(18) Certain conflicts of interest may arise in connection with the management of multiple portfolios and investment strategies. Potential conflicts include the allocation of investment opportunities across client accounts and the allocation of similar investments across different strategies. MetWest Capital has adopted policies and procedures designed to minimize the effects of these conflicts.

     Responsibility for managing MetWest Capital client portfolios is organized according to investment strategy. All accounts in each strategy are managed to a model portfolio, as specified by the investment team. The investment team implements the model consistently across client portfolios. Consequently, position sizes and industry and sector allocations are similar across our clients' portfolios. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For such a portfolio, the investment team determines the position(s) that comply with client requirements. This process minimizes the potential for conflicts of interest.

     MetWest Capital's allocation policy allocates all investment opportunities among clients in the fairest possible way, taking into account clients' best interests. We have adopted policies and procedures designed to ensure

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     that allocations do not involve a practice of favoring or disfavoring any strategy, client or group of clients. Account and strategy performance is never a factor in trade allocations. When necessary, we address known conflicts of interests in our trading practices by disclosure to clients and/or in our Form ADV or other appropriate action.

     The decision to buy or sell a position in the model portfolio is based on the direction of the investment team. Once the decision is made, traders prepare the trade "blocks." All participating strategies and client portfolios (those without pending cash flows or prohibited transactions) are block-traded together, typically grouped either by custodian or trade broker according to best-execution practices. Orders are placed to ensure random fills so that no one strategy, client or group of clients is favored or disfavored on a systematic basis.

     Each portfolio/relationship manager is responsible for reviewing the blocks and implementing all buy and sell orders for his/her accounts, taking into consideration client-specific factors. Both the lead strategist and the portfolio/relationship manager review trade reports for all accounts on a daily basis.

(19) Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

     Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(20) Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts that Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM and the Trustees of the Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

     The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The trading of other accounts could be used to benefit higher-fee accounts (front-running).

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited

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     exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of the Funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     The Funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages.

     Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a Fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     The Funds' portfolio managers may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing

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     both a Fund and other accounts. In addition, the Funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the Funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

(21) Principal Global Investors provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because the subadviser may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, a subadviser may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which a subadviser purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the subadviser desires to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

(22) INTRODUCTION

     A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

     These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

     This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

     NEW INVESTMENT OPPORTUNITIES

     Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

     - The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

     COMPENSATION

     Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the

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     portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

     - The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

     INVESTMENT OBJECTIVES

     Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

     - To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

     TRADING

     Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

     - When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

     PERSONAL INTEREST

     Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     - All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

     OUTSIDE DIRECTORSHIP

     Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy

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     on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

     - In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

     PROXY VOTING

     Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

     - Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

     PERSONAL TRADING

     Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

     - Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

     - Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

     SOFT DOLLARS

     Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

     - It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

     CONSULTANT BUSINESS

     Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e., clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

     - The Boston Company does not pay referral fees to consultants.

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     GIFTS

     Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

     The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

     - The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501(c)(3) charitable organization of the employee's choice.

(23) Portfolio managers at Marsico Capital Management, LLC (MCM) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

     As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

(24) As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

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     Employee Personal Trading

     AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients

     AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

     Allocating Investment Opportunities

     AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

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     To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(25) AIG Global Investment Corp. ("AIGGIC") aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, AIGGIC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which AIGGIC believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). AIGGIC also monitors a variety of areas, including compliance with guidelines of the Fund and other accounts it manages and compliance with AIGGIC's Code of Ethics. Furthermore, AIGGIC's management periodically reviews the performance of a portfolio manager. Although AIGGIC does not track the time a portfolio manager spends on a single portfolio, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.

(26) Actual or potential conflicts may arise in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account.

     Allocation of Limited Investment Opportunities

     If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

     Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

     Allocation of Partially-Filled Transactions in Securities

     Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

     Opposite (i.e., Contradictory) Transactions in Securities

     Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

     In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

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     Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

     Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

     Selection of Brokers/Dealers

     In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

     Personal Securities Transactions

     Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.

     Batterymarch employees may also invest in mutual funds that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

     To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).

     Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

Statement of Additional Information - Sept. 28, 2007                   Page  134

     Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

(27) Systematic Financial Management, L.P. is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.

     Conflicts of interest, including employee personal securities trading, security selection, proxy voting and security allocation, those more material in nature, may arise as a result of providing advisory services to a diverse group of clients invested in various strategies. To avoid such potential conflicts and harm to Systematic's clients, Systematic has adopted policies and procedures, including but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting and Trade Error Policies, which are accompanied by periodic testing and reviews, and are reasonably designed to detect such conflicts and protect the interests of its clients.

(28) During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE is therefore forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm's conflict to obtain best execution of client transactions versus offsetting the cost of research or selfishly enhancing its relationship with a broker/consultant for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

STRUCTURE OF COMPENSATION

(29) The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for RiverSource funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. RiverSource Investments' portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending

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     upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(30) Portfolio manager compensation is typically comprised of (i) a base salary,
     (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts*, and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Bonus pool funding for Lynn Hopton and Yvonne Stevens, is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three year) performance of the mutual fund(s) in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts*.


     Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. Senior management of RiverSource Investments does not have discretion over the size of the bonus pool related to institutional portfolios managed by Lynn Hopton and Yvonne Stevens. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


(31) As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.

     Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

     1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

     2. Annual bonus, tied to individual contributions and investment performance.

---------------

* The portfolio managers that currently support funds as research analysts are:
  Clay Hoes, Julene Melquist, Sam Murphy and Mike Marzolf.

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     3. Analyst incentives, tied to performance of model portfolios.

     4. UBS equity awards, promoting company-wide success and employee retention.

     Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

     Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

     UBS AG equity. Many of our senior investment professionals are required to defer a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

(32) Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

(33) The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on the portfolio's performance on an absolute basis as well as relative to our peers and benchmarks. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

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     Portfolio managers, specifically those that are Principals of the firm, are evaluated on the basis of two components: (1) overall performance of the firm and (2) performance of his or her managed portfolios. Overall performance of the firm is the overriding measure by which Principals are evaluated. A lesser weighting, but certainly one of importance, is the portfolio's performance, which is measured in terms of absolute, benchmark-relative and competitor-relative performance.

     An analyst's evaluation consists of three components: the performance of the portfolio, production/work ethic/communications, and teamwork. The performance of the portfolio is measured in terms of both absolute performance, as well as relative performance to that of the comparative benchmark and peer group. Productivity, work ethic, and communication is very much a qualitative measure and is first and foremost a comprehensive assessment of how individual analysts generate stock ideas. It is an assessment of the number of names that are looked at, knowledge of those names, the frequency with which the analyst's recommendations are incorporated into the portfolio and the analyst's overall preparedness for coverage meetings. Teamwork is another rather qualitative element of the evaluation. It is a measurement of an individual analyst's functioning within the team largely in terms of cooperation, collaboration, and the sharing of ideas. An analyst's evaluation plays a part, in addition to the performance of the overall firm, in determining the size of his or her bonus, which typically ranges from 25% - 150% of base salary.

     Each trader at Essex is evaluated annually by the firm's Chief Executive Officers. The two Chief Executive Officers examine several factors such as: number of errors, obtaining best execution, opinions of our portfolio managers, etc. A trader's performance evaluation contributes to 25% - 30% of his or her total pay.

     As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success. We feel that our compensation structure is extremely competitive when compared with other firms in the industry.

     Finally, Essex offers a deferred compensation plan for certain employees by way of granting them a Special Recognition Award.

     Essex maintains a fundamental team approach that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly. Our investment professionals are continuously motivated by our compensation structure, competitive personnel benefit packages, and entrepreneurial-like culture.

(34) Dr. David Goldsmith is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated "Strategies." The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy's designated benchmark (i.e., with respect to the Fund's Strategy, Russell 2000 Growth Index). Dr. Goldsmith is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ. The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation. The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting. The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group. As a separate matter, pursuant to the terms of a business acquisition agreement, investment professionals hired before the acquisition may receive additional consideration based on the achievement of specified revenue targets.

(35) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood.

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     Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.

(36) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

     Base Salary

     Portfolio managers receive base pay in the form of a fixed annual salary.

     Bonus

     A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

     With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Cap Equity Fund.

     In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the Aggressive Growth Fund.

     A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

     A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

     Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.

     Restricted Stock Plans

     Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

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     Deferred Compensation Plans

     Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(37) GSAM's Growth Team's (the "Growth Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for its clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.

     The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team. The Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. ("Goldman Sachs") and anticipated compensation levels among competitor firms.

     Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

(38) The funds pay Wellington Management a fee based on the assets under management of the fund as set forth in the Subadvisory Agreement between Wellington Management and Ameriprise Financial, Inc. with respect to each fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended May 31, 2007.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other Investment Professionals is determined by their experience and performance in their role as an Investment Professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the Funds is linked to the gross pre-tax

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     performance of the Funds compared to the benchmark or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professional, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of a Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Abrams, Boselli and Shilling are partners of the firm.

         ------------------------------------------------------------------------
                                            BENCHMARK INDEX AND/OR PEER GROUP FOR
                       FUND                           INCENTIVE PERIOD
         ------------------------------------------------------------------------
          Small Cap Equity Fund             Russell 2000 Index
         ------------------------------------------------------------------------
          Fundamental Growth Fund           Russell 1000 Growth Index
         ------------------------------------------------------------------------

(39) Kenneth Feinberg's compensation as a Davis Advisors employee consists of
     (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

     Christopher Davis's annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(40) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

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(41) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(42) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

     FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

(43) In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

     The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(44) MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

     MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

     Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm's profits.

(45) The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and

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     long-term (typically three year) performance of the accounts compared to applicable benchmarks. Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle Investments employees. Depending upon their job level, Threadneedle Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all Threadneedle Investments employees at the same job level.

(46) As of October 31, 2006, the portfolio managers receive all of their compensation from Columbia WAM and its parent company. P. Zachary Egan, and Louis J. Mendes each received compensation in the form of salary and bonus. In addition, Mr. Egan received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Mr. Mendes participated in a supplemental pool for Columbia WAM employees that was established in connection with the acquisition of Columbia WAM and was based on Columbia WAM's recent performance.

     All analysts and portfolio managers have performance benchmarks. Analyst performance is compared to assigned industry or region stock performance within benchmark indices while portfolio manager performance is compared to entire benchmark indices. Performance compared to benchmark indices is the dominant performance evaluation factor for all analysts and managers. Industry (or country) weighting recommendations are the second most important factor for analysts. Other factors are assets managed, new analyst mentoring, teamwork, and managerial, marketing, compliance and other qualitative contributions.

     Analysts and managers are positioned in a number of compensation tiers based on cumulative performance. Excellent performance results in advancement to a higher tier each two or three years, until the highest tier is reached. Higher tiers have higher base compensation levels and wider bonus ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in cash bonus levels. Cash incentive bonuses vary by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performers.

     Typically, a very high proportion of an analyst's or manager's bonus is paid in cash with a smaller proportion going into an investment program where the employee can select Columbia mutual funds as their investment vehicle. Bank of America restricted stock or options may also be part of an individual's compensation. These mutual fund investments and Bank of America restricted stock or options vest over three years.

(47) Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

     - Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.

     - Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     - Versus the peer group, incentive payout starts at 49th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 15% of incentive payout is achieved at 49th percentile. No payout is realized if performance is below 50th percentile.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

Statement of Additional Information - Sept. 28, 2007                   Page  143

(48) The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

     For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

     All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).

(49) MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors:
     (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

     Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

     In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

(50) AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary (determined at

Statement of Additional Information - Sept. 28, 2007                   Page  144
        the outset of employment based on level of experience), does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
           AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities (prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units).

     (iv)  Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:
           The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(51) Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and
     (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

(52) Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

     The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of

Statement of Additional Information - Sept. 28, 2007                   Page  145
     discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

     - Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

     - Portfolio manager assistance in servicing clients; and

     - Portfolio manager contribution to new business development.

     Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(53) Ron Mushock and Kevin McCreesh are partners of the firm and co-Portfolio managers for the strategy. Employee-owners receive income distributions scaled to the company's profit margins. Other investment professionals are compensated with both a competitive salary and an annual performance bonus determined by their contribution to our investment process and its results. Other factors influencing the performance bonus include overall growth and profitability of the firm and client service responsibilities. Systematic's ability to offer equity ownership to senior professionals also provides a significant incentive for our investment team. Moreover, Messrs. Mushock and McCreesh are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

(54) WEDGE's incentive compensation has been structured to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals' compensation is based on similar criteria including relative short and long-term portfolio performance as compared to both the index and a universe of peer managers.

Statement of Additional Information - Sept. 28, 2007                   Page  146

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

            TABLE 20. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE

---------------------------------------------------------------------------------------------------------------------------------
                                                              ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                          ---------------------------------------------------------------------------------------
                                                            $500,000,001 -  $1,000,000,001 -  $3,000,000,001 -
                  FUND                    $0 - 500,000,000  1,000,000,000    3,000,000,000    $12,000,000,000   12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income      0.080%            0.075%          0.070%            0.060%            0.050%
 Disciplined International Equity
 Disciplined Small Cap Value
 Emerging Markets
 Emerging Markets Bond
 European Equity
 Global Bond
 Global Equity
 International Aggressive Growth
 International Equity
 International Opportunity
 International Select Value
 International Small Cap
 Small Cap Advantage
 Small Cap Equity
 Small Cap Growth
 Small Cap Value
 Small Company Index
 Strategic Allocation
---------------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt                    0.070%            0.065%          0.060%            0.050%            0.040%
 Core Bond
 Diversified Bond
 Floating Rate
 High-Yield Bond
 Income Opportunities
 Inflation Protected
 Intermediate Tax-Exempt
 Limited Duration Bond
 Massachusetts Tax-Exempt
 Michigan Tax-Exempt
 Minnesota Tax-Exempt
 New York Tax-Exempt
 Ohio Tax-Exempt
 Short Duration U.S. Government
 Strategic Income Allocation
 Tax-Exempt Bond
 Tax-Exempt High Income
 U.S. Government Mortgage
---------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  147

---------------------------------------------------------------------------------------------------------------------------------
                                                              ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                          ---------------------------------------------------------------------------------------
                                                            $500,000,001 -  $1,000,000,001 -  $3,000,000,001 -
                  FUND                    $0 - 500,000,000  1,000,000,000    3,000,000,000    $12,000,000,000   12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                        0.060%            0.055%          0.050%            0.040%            0.030%
 Balanced
 Cash Management
 Disciplined Equity
 Disciplined Large Cap Growth
 Disciplined Small and Mid Cap Equity
 Diversified Equity Income
 Dividend Opportunity
 Equity Value
 Fundamental Growth
 Fundamental Value
 Global Technology
 Growth
 Large Cap Equity
 Large Cap Value
 Mid Cap Growth
 Mid Cap Value
 Precious Metals and Mining
 Real Estate
 S&P 500 Index
 Select Value
 Tax-Exempt Money Market
 Value
---------------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income              0.020%            0.020%          0.020%            0.020%            0.020%
 Income Builder Enhanced Income
 Income Builder Moderate Income
 Portfolio Builder Aggressive
 Portfolio Builder Conservative
 Portfolio Builder Moderate
 Portfolio Builder Moderate Aggressive
 Portfolio Builder Moderate Conservative
 Portfolio Builder Total Equity
 Retirement Plus 2010
 Retirement Plus 2015
 Retirement Plus 2020
 Retirement Plus 2025
 Retirement Plus 2030
 Retirement Plus 2035
 Retirement Plus 2040
 Retirement Plus 2045
---------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  148

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 21. ADMINISTRATIVE FEES


--------------------------------------------------------------------------------------------------------------------------------
                                                                  ADMINISTRATIVE SERVICES FEES PAID IN             DAILY RATE
                                                          ----------------------------------------------------     APPLIED TO
                          FUND                                  2007              2006              2005          FUND ASSETS
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive                                      $86,301           $51,235        $13,785(a)            0.020%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative                                     24,051            17,895          5,969(a)             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate                                        138,034            85,545         23,460(a)             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Aggressive                             172,602           104,658         28,002(a)             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate Conservative                            50,763            34,371         10,779(a)             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity                                     76,312            41,435         10,959(a)             0.020
--------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                                     153,231           222,321           319,791             0.060
--------------------------------------------------------------------------------------------------------------------------------
 Small Company Index                                               867,030           861,455           784,439             0.077
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
 Equity Value                                                      674,042           558,514           454,202             0.056
--------------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                                         67,215            50,123            51,848             0.060
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                                               534,163           568,712           491,869             0.079
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                                                  173,239           180,537           224,042             0.080
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                                             1,779(b)               N/A               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                                             1,861(b)               N/A               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                                             2,961(b)               N/A               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                                             2,293(b)               N/A               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                                             2,579(b)               N/A               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                                             1,548(b)               N/A               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                                             2,928(b)               N/A               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                                               586(b)               N/A               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                                                 334,364           130,418            24,630             0.059
--------------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                                                140,084            83,643            31,978             0.060
--------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                                                 645,012           658,982           458,121             0.056
--------------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                                                 1,259,292         1,328,295         1,219,476             0.064
--------------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income                                        25,671            581(c)               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income                                     37,153          1,226(c)               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income                                     58,560          1,394(c)               N/A             0.020
--------------------------------------------------------------------------------------------------------------------------------
 Select Value                                                      355,085           443,873           427,460             0.059
--------------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government                                    623,283           821,082           960,018             0.068
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                                                  267,622           205,335           129,820             0.080
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                                                   754,675           858,118           824,914             0.078
--------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                                          196,713           172,175           152,145             0.070
--------------------------------------------------------------------------------------------------------------------------------
 Value                                                             239,524           285,079           285,752             0.060
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                                              884,333           658,242           406,110             0.054
--------------------------------------------------------------------------------------------------------------------------------
 Real Estate                                                       153,117            91,341            41,449             0.060
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  149

--------------------------------------------------------------------------------------------------------------------------------
                                                                  ADMINISTRATIVE SERVICES FEES PAID IN             DAILY RATE
                                                          ----------------------------------------------------     APPLIED TO
                          FUND                                  2007              2006              2005          FUND ASSETS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------------
 Cash Management                                                 2,141,669         1,741,492         1,016,703             0.048
--------------------------------------------------------------------------------------------------------------------------------
 Core Bond                                                         159,975           133,655            78,241             0.070
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                                              1,224,572           496,810            29,441             0.053
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity                               24,904          1,143(d)               N/A             0.060
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                                        20,681          4,615(e)               N/A             0.080
--------------------------------------------------------------------------------------------------------------------------------
 Floating Rate                                                     378,190         46,916(e)               N/A             0.069
--------------------------------------------------------------------------------------------------------------------------------
 Growth                                                          1,763,087         1,791,547         1,370,094             0.052
--------------------------------------------------------------------------------------------------------------------------------
 Income Opportunities                                              242,883           253,936           164,038             0.070
--------------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities                                    209,028           169,778            61,197             0.070
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                                                3,245,953         2,119,930           860,387             0.046
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                                                    60,574            78,248            67,667             0.060
--------------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                                             105,993           133,102            88,881             0.070
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                2006              2005              2004              2006
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(f)                                          149,235            87,771           100,323             0.070
--------------------------------------------------------------------------------------------------------------------------------
 Diversified Bond                                                1,698,244         1,259,427         1,460,195             0.069
--------------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(f)                                        49,506            30,362            37,526             0.070
--------------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(f)                                             40,475            23,283            30,016             0.070
--------------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(f)                                           286,050           163,503           176,718             0.070
--------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(f)                                             57,973            36,031            43,576             0.070
--------------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(f)                                                 40,235            24,486            31,477             0.070
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
 Balanced                                                          697,753           524,986           588,644             0.056
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*                                         N/A               N/A               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income                                       2,960,505         1,216,876           942,358             0.045
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                                                     854,082           385,071           170,293             0.054
--------------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                                              948,662           383,942           390,084             0.075
--------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation                                           N/A               N/A               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income                             15,823(g)               N/A               N/A             0.080
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity                                14,739(h)               N/A               N/A             0.080
--------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                                                  406,991           351,359           271,857             0.080
--------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                                           21,248(i)               N/A               N/A             0.080
--------------------------------------------------------------------------------------------------------------------------------
 European Equity                                                    89,350            75,504            78,835             0.080
--------------------------------------------------------------------------------------------------------------------------------
 Global Bond                                                       412,783           342,324           314,640             0.080
--------------------------------------------------------------------------------------------------------------------------------
 Global Equity                                                     532,772           305,907           284,795             0.078
--------------------------------------------------------------------------------------------------------------------------------
 Global Technology                                                 101,197           112,326           131,702             0.060
--------------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth                                   347,819           240,889           149,750             0.080
--------------------------------------------------------------------------------------------------------------------------------
 International Equity                                              146,048           127,687            88,536             0.080
--------------------------------------------------------------------------------------------------------------------------------
 International Opportunity                                         470,847           331,818           255,871             0.079
--------------------------------------------------------------------------------------------------------------------------------
 International Select Value                                      1,306,775           861,655           549,050             0.074
--------------------------------------------------------------------------------------------------------------------------------
 International Small Cap                                            83,383            74,264            46,103             0.080
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  150

--------------------------------------------------------------------------------------------------------------------------------
                                                                  ADMINISTRATIVE SERVICES FEES PAID IN             DAILY RATE
                                                          ----------------------------------------------------     APPLIED TO
                          FUND                                  2006              2005              2004          FUND ASSETS
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                                            74,912            64,053            69,058             0.070
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                                                    946,943         1,023,124         1,056,445             0.056
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                                                   544,894           321,037           323,368             0.068
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                                          2,064,819         1,505,060         1,447,459             0.062
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                                            69,922            42,768            45,528             0.060
--------------------------------------------------------------------------------------------------------------------------------


 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
 (b) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
 (c) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
 (d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
 (e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

 (f) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.


 (g) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.


 (h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.


 (i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

Statement of Additional Information - Sept. 28, 2007                   Page  151

TRANSFER AGENCY SERVICES

Each fund has a Transfer Agency Agreement with RiverSource Service Corporation (the "transfer agent") located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.

CLASS A, CLASS B, CLASS C AND CLASS D. For Class A, Class B, Class C and Class D, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class A shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts. The fee varies depending on the investment category of the fund. You can find your fund's investment category in Table 1.

                BALANCED, EQUITY, FUNDS-OF-FUNDS - EQUITY FUNDS
The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

   Class A   Class B   Class C   Class D
   -------   -------   -------   -------
   $19.50    $20.50    $20.00    $19.50

         FUNDS-OF-FUNDS - FIXED INCOME, STATE TAX-EXEMPT FIXED INCOME,

              TAXABLE FIXED INCOME, TAX-EXEMPT FIXED INCOME FUNDS
The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

   Class A   Class B   Class C
   -------   -------   -------
   $20.50    $21.50    $21.00

                               MONEY MARKET FUNDS
For Cash Management Fund and Tax-Exempt Money Market Fund, the annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for Tax-Exempt Money Market Fund, which does not have separate classes of shares, is the same as that applicable to Class A:

   Class A   Class B   Class C
   -------   -------   -------
   $22.00    $23.00    $22.50

CLASS E, CLASS R2, CLASS R3, CLASS R4, CLASS R5, CLASS W AND CLASS Y. For Class E, Class R2, Class R3, Class R4, Class R5, Class W and Class Y, RiverSource Service Corporation will earn a fee from the fund, accrued daily and payable monthly, determined by multiplying the average daily net assets of the applicable class by the annual rate shown below:

   Class E   Class R2   Class R3   Class R4   Class R5   Class W   Class Y
   -------   --------   --------   --------   --------   -------   -------
    0.05%     0.05%      0.05%      0.05%      0.05%     0.20%     0.05%

In addition, an annual closed-account fee of $5.00 per inactive account is charged on a pro rata basis for 12 months from the date the account becomes inactive. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

Statement of Additional Information - Sept. 28, 2007                   Page  152

PLAN ADMINISTRATION SERVICES

The funds* have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

   Class E   Class R2   Class R3   Class R4   Class Y
   -------   --------   --------   --------   -------
    0.15%     0.25%      0.25%      0.25%      0.15%

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc. (collectively, the distributor), 70100 Ameriprise Financial Center, Minneapolis, MN 55474, both wholly owned subsidiaries of Ameriprise Financial, Inc., serve as the fund's principal underwriter. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                  TABLE 22. SALES CHARGES PAID TO DISTRIBUTOR

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT RETAINED AFTER PAYING
                                         SALES CHARGES PAID TO DISTRIBUTOR                 COMMISSIONS AND OTHER EXPENSES
                                   ----------------------------------------------------------------------------------------------
              FUND                      2007            2006            2005            2007            2006            2005
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive          $3,260,693      $3,095,956   $2,689,735(a)      $1,029,231      $1,116,369   $1,129,812(a)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative           455,765         577,821      722,689(a)          94,296         105,590      178,650(a)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate             4,127,743       4,118,788    3,810,185(a)       1,084,978       1,075,302    1,309,727(a)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate             6,845,238       7,078,581    6,114,118(a)       2,326,266       2,691,706    2,610,071(a)
 Aggressive
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate             1,084,727       1,286,540    1,603,913(a)         252,979         274,017      530,042(a)
 Conservative
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity         2,414,356       1,845,156    1,393,255(a)         594,766         518,093      509,719(a)
---------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                           N/A - No             N/A             N/A             N/A             N/A             N/A
                                     sales charge
---------------------------------------------------------------------------------------------------------------------------------
 Small Company Index                      973,579       1,228,665       1,511,932         220,620         337,031         554,278
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------------
 Equity Value                             928,630         645,442         740,741          86,064         116,536         258,954
---------------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining               178,460         104,779         141,256          33,944          21,277          58,658
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                      569,430         986,996       1,972,996         100,405         276,857         774,287
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                         265,315         401,382         636,221          52,127         127,479         251,743
---------------------------------------------------------------------------------------------------------------------------------

---------------

* Currently, tax-exempt and state tax-exempt funds do not have classes of shares that are subject to this fee.

Statement of Additional Information - Sept. 28, 2007                   Page  153

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT RETAINED AFTER PAYING
                                         SALES CHARGES PAID TO DISTRIBUTOR                 COMMISSIONS AND OTHER EXPENSES
                                   ----------------------------------------------------------------------------------------------
              FUND                      2007            2006            2005            2007            2006            2005
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                    2,283(b)             N/A             N/A      (6,048)(b)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                   35,493(b)             N/A             N/A       27,942(b)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                   35,121(b)             N/A             N/A       23,828(b)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                   38,880(b)             N/A             N/A       25,335(b)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                   29,205(b)             N/A             N/A       15,221(b)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                   21,303(b)             N/A             N/A       13,718(b)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                   14,822(b)             N/A             N/A        7,670(b)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                   10,606(b)             N/A             N/A        5,832(b)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                        359,329         217,559         166,200          63,452          44,653          72,464
---------------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                        53,206          69,062         109,110          11,221          15,922          43,395
---------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                      1,266,023       1,915,417       2,827,644         158,689         406,545       1,038,987
---------------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                        1,787,813       2,479,319       3,295,433         139,630         682,596       1,011,136
---------------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income            1,155,448      128,246(c)             N/A           6,089       25,697(c)             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income         1,678,918      326,707(c)             N/A         287,006       73,038(c)             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income         2,955,938      437,903(c)             N/A         435,561      109,389(c)             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Select Value                             518,110         945,839       1,633,975          61,797         213,839         582,671
---------------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government           962,025       1,908,960       3,842,195        (85,482)         482,228       1,629,476
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                         309,112         604,021         523,687          95,646         190,699         187,706
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                        1,147,620       1,616,642       2,787,117         249,915         478,093       1,053,640
---------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                 252,402         442,638         631,090        (67,241)          61,137         197,759
---------------------------------------------------------------------------------------------------------------------------------
 Value                                    267,672         474,692         836,914         (2,163)          83,140         248,868
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                   2,653,148       1,665,096       1,604,180         266,495         207,486         523,080
---------------------------------------------------------------------------------------------------------------------------------
 Real Estate                              813,437         598,431         556,465         218,298         180,632         223,572
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------------------
 Cash Management                          437,392         718,247         994,923         423,832         714,638         993,250
---------------------------------------------------------------------------------------------------------------------------------
 Core Bond                                117,004         180,034         207,266          31,663          62,588          90,811
---------------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                       661,751         322,731         126,376         140,529          67,609          47,059
---------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap             55,865        1,760(d)             N/A           9,445          852(d)             N/A
 Equity
---------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value               15,644        6,304(e)             N/A           1,960        1,708(e)             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Floating Rate                          1,282,342      364,914(e)             N/A       (554,729)    (118,354)(e)             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Growth                                 3,028,179       4,553,722       3,540,317         548,978         955,528       1,430,279
---------------------------------------------------------------------------------------------------------------------------------
 Income Opportunities                     320,351         486,593         891,368         (6,952)         108,764         201,999
---------------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities           105,703         326,780         429,879          18,732          47,098          84,033
---------------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                       4,596,427       3,400,059       1,812,939         641,330         629,348         723,158
---------------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                          102,472         123,212         196,360          26,452          37,908          71,406
---------------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                    136,687         220,446         393,925          28,890          28,711         115,701
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  154

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT RETAINED AFTER PAYING
                                         SALES CHARGES PAID TO DISTRIBUTOR                 COMMISSIONS AND OTHER EXPENSES
                                   ----------------------------------------------------------------------------------------------
              FUND                      2006            2005            2004            2006            2005            2004
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(f)                 212,157         218,698         246,897          77,373         111,053          96,481
---------------------------------------------------------------------------------------------------------------------------------
 Diversified Bond                       2,757,988       3,072,387       3,926,269         788,192       1,203,503       1,516,544
---------------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(f)              107,050          98,324         163,094          45,035          44,188          67,903
---------------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(f)                    54,648          68,367         108,759         (3,556)          20,700          48,877
---------------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(f)                  480,402         463,661         645,851         102,088         141,616         225,724
---------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(f)                    89,560         134,248         155,512          19,641          63,799          65,578
---------------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(f)                        68,092          55,404         113,361          19,353           9,152          35,469
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------------------
 Balanced                                 400,884         501,366         735,450          59,347         168,698         240,733
---------------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*                N/A             N/A             N/A             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income             12,904,884       9,791,165      10,301,867       2,114,315       2,664,788       2,933,886
---------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                          4,477,119       3,098,747       2,377,837       1,010,224         986,793         837,278
---------------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                   3,667,041       1,083,154         989,579         739,852         244,136         316,545
---------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation*                 N/A             N/A             N/A             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and                0(g)             N/A             N/A            0(g)             N/A             N/A
 Income
---------------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity        4,700(h)             N/A             N/A          434(h)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                       1,075,586         798,990         556,829     (9,848,080)     (6,658,875)     (6,660,972)
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                  11,348(i)             N/A             N/A        2,036(i)             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 European Equity                          107,816             N/A             N/A          29,463             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 Global Bond                              447,007         765,438         956,580         320,724         390,806         536,364
---------------------------------------------------------------------------------------------------------------------------------
 Global Equity                          1,272,084         778,062         467,198         218,974         211,977         203,564
---------------------------------------------------------------------------------------------------------------------------------
 Global Technology                        242,177         328,770         591,744          29,861          67,485         208,704
---------------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth          810,514         816,345         796,060         234,619         282,465         360,944
---------------------------------------------------------------------------------------------------------------------------------
 International Equity                     243,753         299,410         456,321          64,053          96,946         175,987
---------------------------------------------------------------------------------------------------------------------------------
 International Opportunity                563,174         873,855         997,517         107,305         244,843         371,845
---------------------------------------------------------------------------------------------------------------------------------
 International Select Value             3,895,267       3,425,153       3,105,887         815,331       1,020,350       1,220,539
---------------------------------------------------------------------------------------------------------------------------------
 International Small Cap                  173,659         203,543         324,756          37,954          60,817         115,235
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                  115,280         176,349         306,545          29,590          40,451          86,091
---------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                         1,388,577       1,821,533       3,566,760         346,497         635,918       1,373,111
---------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                          346,932         371,626         495,541          79,024         107,815         197,028
---------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                 1,485,792       2,115,452       3,131,234         389,650       2,736,405       1,256,629
---------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                 N/A - No             N/A             N/A             N/A             N/A             N/A
                                     sales charge
---------------------------------------------------------------------------------------------------------------------------------


 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
 (b) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
 (c) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
 (d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
 (e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

 (f) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.


 (g) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.


 (h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.


 (i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - Sept. 28, 2007                   Page  155

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund listed in Table 24. 12b-1 Fees, approved a Plan of Distribution (Plan) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays the distributor a fee up to actual expenses incurred at an annual rate as follows:

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
     The fee is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

   Class A   Class B   Class C   Class D   Class R2   Class R3   Class W
   -------   -------   -------   -------   --------   --------   -------
    0.25%     1.00%     1.00%     0.25%     0.50%      0.25%      0.25%

     For Class B and Class C, up to 0.75% of the fee is reimbursed for distribution expenses. Up to an additional 0.25% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.

     For Class R2, up to 0.50% and for Class R3, up to 0.25% shall be reimbursed for distribution expenses. Of that amount, for Class R2, up to 0.25% may be reimbursed for shareholder servicing expenses.

FOR MONEY MARKET FUNDS:
     The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A:

   Class A   Class B   Class C   Class W
   -------   -------   -------   -------
    0.10%     0.85%     0.75%     0.10%

     For Class B, up to 0.75% of the fee is reimbursed for distribution expenses. Up to an additional 0.10% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders. The distributor has currently agreed not to be reimbursed by the Fund for distribution (12b-1) fees equal to 0.10% of the stated amount for Class B.

FOR ALL FUNDS:
Distribution and shareholder servicing expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions may compensate their financial advisors with the distribution and shareholder servicing fees paid to them by the distributor. Payments under the Plan are intended to result in an increase in fund assets and thus potentially result in economies of scale and lower costs for all shareholders.

Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Distribution expenses covered under this Plan include commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation, printing and distribution of advertising and sales literature, personnel, travel, office expense and equipment, and other distribution-related expenses. Shareholder service expenses include costs of establishing and maintaining shareholder accounts and records, assisting with purchase, redemption and exchange requests, arranging for bank wires, monitoring dividend payments from the funds on behalf of shareholders, forwarding certain shareholder communications from funds to shareholders, receiving and responding to inquiries and answering questions regarding the funds, aiding in maintaining the investment of shareholders in the funds and other service-related expenses.

Statement of Additional Information - Sept. 28, 2007                   Page  156

A substantial portion of the expenses are not specifically identified to any one of the RiverSource funds. The fee is not allocated to any one service (such as advertising, compensation to financial intermediaries, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor.

Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 23. 12B-1 FEES

--------------------------------------------------------------------------------------------------------------------------------
                FUND                     CLASS A      CLASS B      CLASS C      CLASS D     CLASS R2     CLASS R3      CLASS W
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Aggressive             $837,585     $871,878      $92,112          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Conservative            195,700      362,205       57,303          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate              1,248,370    1,685,146      222,324          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate              1,668,911    1,749,200      202,249          N/A          N/A          N/A          N/A
 Aggressive
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate                434,923      681,066      117,115          N/A          N/A          N/A          N/A
 Conservative
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total Equity            733,984      793,853       83,860          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                 N/A          N/A          N/A     $143,473          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Small Company Index                     2,109,546    2,771,834          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
 Equity Value                            2,462,327    1,951,663       50,362          N/A            7            3            4
--------------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining                229,568      182,836       18,005          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage                     1,274,129    1,546,551      103,108          N/A            6            3          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                          312,614      496,176       50,257          N/A            7            3          N/A
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010                          749          N/A          N/A          N/A           10            4          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015                        1,762          N/A          N/A          N/A           10            4          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020                        1,718          N/A          N/A          N/A           10            5          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025                        1,481          N/A          N/A          N/A           10            4          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030                        1,216          N/A          N/A          N/A           10            4          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035                          876          N/A          N/A          N/A           10            5          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040                          321          N/A          N/A          N/A           10            5          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045                          464          N/A          N/A          N/A           10            5          N/A
--------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  157

--------------------------------------------------------------------------------------------------------------------------------
                FUND                     CLASS A      CLASS B      CLASS C      CLASS D     CLASS R2     CLASS R3      CLASS W
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                         968,992      964,778       17,993          N/A           12            6          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth                         49,742       62,405        6,619          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value                       1,949,704    2,565,192      186,220          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                         3,770,904    3,490,903      260,374          N/A           12            6        7,834
--------------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income               266,605      179,793       36,091          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income            388,750      241,288       61,000          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income            620,930      371,546       72,544          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Select Value                            1,116,653    1,282,538       88,805          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government          1,466,190    2,610,675      119,778          N/A          N/A          N/A            6
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                          695,371      474,779       35,431          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                         1,670,091    2,630,734      181,325          N/A           10            5          N/A
--------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage                  299,282      529,573       56,655          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Value                                     543,221      939,804       68,182          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity                    2,921,042    2,684,130      189,487          N/A          N/A          N/A            8
--------------------------------------------------------------------------------------------------------------------------------
 Real Estate                               362,012      303,076       22,109          N/A          N/A          N/A            7
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------------
 Cash Management                         4,173,165      726,794       20,932          N/A          N/A          N/A       20,714
--------------------------------------------------------------------------------------------------------------------------------
 Core Bond                                  93,444      114,825        5,557          N/A           16            7            8
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity                      3,592,175      774,204       30,535          N/A           15            7      360,341
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity       36,017        7,170          845          N/A          N/A          N/A       13,719
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value                34,465        4,763          349          N/A           16            7          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Floating Rate                             850,476      411,313      148,157          N/A          N/A          N/A            8
--------------------------------------------------------------------------------------------------------------------------------
 Growth                                  6,060,271    4,642,489      201,604          N/A           16            8            9
--------------------------------------------------------------------------------------------------------------------------------
 Income Opportunities                      473,678      539,206       53,830          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities            197,429      254,136       22,157          N/A          N/A          N/A            8
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                       13,273,226   11,344,113      344,990          N/A           16            8          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                           160,778      188,820       11,437          N/A           14            7          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond                     166,025      127,161       17,304          N/A          N/A          N/A            8
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(a)                  523,836      140,403       29,524          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Diversified Bond                        4,646,930    4,653,803      176,643          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Exempt(a)               151,946      158,402       12,801          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(a)                    143,510       47,220       20,483          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(a)                   945,407      460,490       99,688          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(a)                    196,654      101,563       14,577          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(a)                        135,648       76,735       19,866          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
 Balanced                                2,399,559      820,761       38,643          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*                 N/A          N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income              11,405,788   12,472,588      717,095          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                           2,820,242    2,906,199      207,499          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation                    2,634,077    1,253,139      138,648          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation*                  N/A          N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  158

--------------------------------------------------------------------------------------------------------------------------------
                FUND                     CLASS A      CLASS B      CLASS C      CLASS D     CLASS R2     CLASS R3      CLASS W
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income         9,416           38           38          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity           10,920          278          104          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                          962,664      874,959       40,971          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond                      18,917        2,217          212          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 European Equity                           199,348      305,006       14,257          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Global Bond                               762,624      850,871       35,610          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Global Equity                           1,369,019    1,166,873       41,196          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Global Technology                         300,030      449,937       32,281          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth           650,601      659,823       40,332          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 International Equity                      242,885      263,442       16,516          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 International Opportunity               1,104,799      844,548       31,174          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 International Select Value              3,237,723    3,631,768      217,884          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 International Small Cap                   177,484      183,656        9,465          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt                   222,998      129,780       48,379          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                          3,114,493    2,748,569      109,599          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                         1,878,827      432,834       62,203          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income                  8,005,917    1,573,435      199,250          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market                   116,536          N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------

 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
 (a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is for the period from July 1, 2005 through Aug. 31, 2006.

CUSTODIAN SERVICES

Custody information varies depending on the fund's investment category. You can find your fund's investment category in Table 1.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS OTHER THAN DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR STATE TAX-EXEMPT FIXED INCOME, TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT MONEY MARKET FUNDS, AS WELL AS DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by U.S. Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


FOR ALL FUNDS: The custodian may enter into a subcustodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the fund's subcustodian agreement.


Statement of Additional Information - Sept. 28, 2007                   Page  159

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


SHAREHOLDER LIABILITY



For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the "Declaration of Trust"), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.



The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


Statement of Additional Information - Sept. 28, 2007                   Page  160

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.


              TABLE 24. FUND HISTORY TABLE FOR RIVERSOURCE FUNDS*

---------------------------------------------------------------------------------------------------------------------------------
                                           DATE OF         DATE BEGAN       FORM OF          STATE OF     FISCAL
              FUND**                     ORGANIZATION      OPERATIONS     ORGANIZATION     ORGANIZATION  YEAR END  DIVERSIFIED***
---------------------------------------------------------------------------------------------------------------------------------
 BOND SERIES, INC.(3)                4/29/81, 6/13/86(1)                  Corporation         NV/MN        7/31
---------------------------------------------------------------------------------------------------------------------------------
   Core Bond Fund                                           6/19/03                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Floating Rate Fund                                       2/16/06                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Income Opportunities Fund                                6/19/03                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Inflation Protected Securities                            3/4/04                                                      No
   Fund
---------------------------------------------------------------------------------------------------------------------------------
   Limited Duration Bond Fund                               6/19/03                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 CALIFORNIA TAX-EXEMPT TRUST                4/7/86                     Business Trust(2)        MA         8/31
---------------------------------------------------------------------------------------------------------------------------------
   California Tax-Exempt Fund                               8/18/86                                                      No
---------------------------------------------------------------------------------------------------------------------------------
 DIMENSIONS SERIES, INC.             2/20/68, 6/13/86(1)                  Corporation         NV/MN        7/31
---------------------------------------------------------------------------------------------------------------------------------
   Disciplined Small and Mid Cap                            5/18/06                                                     Yes
   Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
   Disciplined Small Cap Value Fund                         2/16/06                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED INCOME SERIES, INC.(3)  6/27/74, 6/31/86(1)                  Corporation         NV/MN        8/31
---------------------------------------------------------------------------------------------------------------------------------
   Diversified Bond Fund(4)                                 10/3/74                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 EQUITY SERIES, INC.                 3/18/57, 6/13/86(1)                  Corporation         NV/MN       11/30
---------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund(5)                                    6/4/57                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 GLOBAL SERIES, INC.                       10/28/88                       Corporation           MN        10/31
---------------------------------------------------------------------------------------------------------------------------------
   Absolute Return Currency and                             6/15/06                                                      No
   Income Fund
---------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Bond Fund                               2/16/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Fund(6)                                 11/13/96                                                    Yes
---------------------------------------------------------------------------------------------------------------------------------
   Global Bond Fund                                         3/20/89                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Global Equity Fund(7),(6)                                5/29/90                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Global Technology Fund                                   11/13/96                                                    Yes
---------------------------------------------------------------------------------------------------------------------------------
 GOVERNMENT INCOME SERIES, INC.            3/12/85                        Corporation           MN         5/31
---------------------------------------------------------------------------------------------------------------------------------
   Short Duration U.S. Government                           8/19/85                                                     Yes
   Fund(4)
---------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Mortgage Fund                            2/14/02                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 HIGH YIELD INCOME SERIES, INC.            8/17/83                        Corporation           MN         5/31
---------------------------------------------------------------------------------------------------------------------------------
   High Yield Bond Fund(4)                                  12/8/83                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 INCOME SERIES, INC.                 2/10/45; 6/13/86(1)                  Corporation         NV/MN        5/31
---------------------------------------------------------------------------------------------------------------------------------
   Income Builder Basic Income Fund                         2/16/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Income Builder Enhanced Income                           2/16/06                                                      No
   Fund
---------------------------------------------------------------------------------------------------------------------------------
   Income Builder Moderate Income                           2/16/06                                                      No
   Fund
---------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL MANAGERS SERIES,             5/9/01                        Corporation           MN        10/31
 INC.(3)
---------------------------------------------------------------------------------------------------------------------------------
   International Aggressive Growth                          9/28/01                                                     Yes
   Fund
---------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund(5)                             10/3/02                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   International Select Value Fund                          9/28/01                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   International Small Cap Fund                             10/3/02                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  161

---------------------------------------------------------------------------------------------------------------------------------
                                           DATE OF         DATE BEGAN       FORM OF          STATE OF     FISCAL
              FUND**                     ORGANIZATION      OPERATIONS     ORGANIZATION     ORGANIZATION  YEAR END  DIVERSIFIED***
---------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL SERIES, INC.                7/18/84                        Corporation           MN        10/31
---------------------------------------------------------------------------------------------------------------------------------
   Disciplined International Equity                         5/18/06                                                     Yes
   Fund
---------------------------------------------------------------------------------------------------------------------------------
   European Equity Fund(6)                                  6/26/00                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   International Opportunity                                11/15/84                                                    Yes
   Fund(6),(5)
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT SERIES, INC.             1/18/40; 6/13/86(1)                  Corporation         NV/MN        9/30
---------------------------------------------------------------------------------------------------------------------------------
   Balanced Fund(5)                                         4/16/40                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Disciplined Large Cap Growth                             5/17/07                                                     Yes
   Fund
---------------------------------------------------------------------------------------------------------------------------------
   Diversified Equity Income Fund                           10/15/90                                                    Yes
---------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Value Fund                                       2/14/02                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP SERIES, INC.(3)           5/21/70, 6/13/86(1)                  Corporation         NV/MN        7/31
---------------------------------------------------------------------------------------------------------------------------------
   Disciplined Equity Fund(5)                               4/24/03                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Growth Fund                                               3/1/72                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Large Cap Equity Fund                                    3/28/02                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Large Cap Value Fund                                     6/27/02                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 MANAGERS SERIES, INC.(3)                  3/20/01                        Corporation           MN         5/31
---------------------------------------------------------------------------------------------------------------------------------
   Aggressive Growth Fund                                   4/24/03                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Fundamental Growth Fund(5)                               4/24/03                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Fundamental Value Fund                                   6/18/01                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Select Value Fund                                         3/8/02                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Small Cap Equity Fund(5)                                  3/8/02                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                     6/18/01                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Value Fund                                               6/18/01                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 MARKET ADVANTAGE SERIES, INC.             8/25/89                        Corporation           MN         1/31
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Conservative                            3/4/04                                                      No
   Fund
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate                                3/4/04                                                      No
   Conservative Fund
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate Fund                           3/4/04                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate                                3/4/04                                                      No
   Aggressive Fund
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Aggressive                              3/4/04                                                      No
   Fund
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Total Equity                            3/4/04                                                      No
   Fund
---------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                       10/25/99                                                    Yes
---------------------------------------------------------------------------------------------------------------------------------
   Small Company Index Fund                                 8/19/96                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET SERIES, INC.           8/22/75; 6/13/86(1)                  Corporation         NV/MN        7/31
---------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                                     10/6/75                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 RETIREMENT SERIES TRUST                   1/27/06                     Business Trust(2)        MA         4/30
---------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2010 Fund                                5/18/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2015 Fund                                5/18/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2020 Fund                                5/18/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2025 Fund                                5/18/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2030 Fund                                5/18/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2035 Fund                                5/18/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2040 Fund                                5/18/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2045 Fund                                5/18/06                                                      No
---------------------------------------------------------------------------------------------------------------------------------
 SECTOR SERIES, INC.                       3/25/88                        Corporation           MN         6/30
---------------------------------------------------------------------------------------------------------------------------------
   Dividend Opportunity Fund(8)                              8/1/88                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Real Estate Fund                                          3/4/04                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 SELECTED SERIES, INC.                     10/5/84                        Corporation           MN         3/31
---------------------------------------------------------------------------------------------------------------------------------
   Precious Metals and Mining                               4/22/86                                                      No
   Fund(9)
---------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  162

---------------------------------------------------------------------------------------------------------------------------------
                                           DATE OF         DATE BEGAN       FORM OF          STATE OF     FISCAL
              FUND**                     ORGANIZATION      OPERATIONS     ORGANIZATION     ORGANIZATION  YEAR END  DIVERSIFIED***
---------------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS SERIES,      4/23/68, 6/13/86(1)                  Corporation         NV/MN        7/31
 INC.
---------------------------------------------------------------------------------------------------------------------------------
   Short-Term Cash Fund                                     9/26/06                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 SPECIAL TAX-EXEMPT SERIES TRUST            4/7/86                     Business Trust(2)        MA         8/31
---------------------------------------------------------------------------------------------------------------------------------
   Massachusetts Tax-Exempt Fund                             7/2/87                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Michigan Tax-Exempt Fund                                  7/2/87                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Minnesota Tax-Exempt Fund                                8/18/86                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   New York Tax-Exempt Fund                                 8/18/86                                                      No
---------------------------------------------------------------------------------------------------------------------------------
   Ohio Tax-Exempt Fund                                      7/2/87                                                      No
---------------------------------------------------------------------------------------------------------------------------------
 STRATEGIC ALLOCATION SERIES,              10/9/84                        Corporation           MN         9/30
 INC.(3)
---------------------------------------------------------------------------------------------------------------------------------
   Strategic Allocation Fund(5)                             1/23/85                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Strategic Income Allocation Fund                         5/17/07                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 STRATEGY SERIES, INC.                     1/24/84                        Corporation           MN         3/31
---------------------------------------------------------------------------------------------------------------------------------
   Equity Value Fund                                        5/14/84                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                    1/24/01                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                                  5/4/99                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT INCOME SERIES, INC.(3)   12/21/78; 6/13/86(1)                 Corporation         NV/MN       11/30
---------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt High Income Fund(5)                            5/7/79                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT MONEY MARKET SERIES,     2/29/80, 6/13/86(1)                  Corporation         NV/MN       12/31
 INC.(3)
---------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt Money Market Fund(5)                           8/5/80                                                     Yes
---------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT SERIES, INC.             9/30/76, 6/13/86(1)                  Corporation         NV/MN       11/30
---------------------------------------------------------------------------------------------------------------------------------
   Intermediate Tax-Exempt Fund                             11/13/96                                                    Yes
---------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt Bond Fund                                     11/24/76                                                    Yes
---------------------------------------------------------------------------------------------------------------------------------

 * The RiverSource Variable Portfolio funds are not included in this table. Please see the Variable Portfolio funds' SAI for fund history.
 ** Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.
 *** If a non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from non-diversified to diversified. A diversified fund may convert to non-diversified status only with shareholder approval.

 (1)   Date merged into a Minnesota corporation incorporated on April 7, 1986.
 (2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
 (3) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; AXP Tax-Free Money Series, Inc. changed its name to RiverSource Tax-Exempt Money Market Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.
 (4) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund.
 (5) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth Fund changed its name to Fundamental Growth Fund, Partners International Core Fund changed its name to International Equity Fund, Partners Small Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund.
 (6) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund.
 (7) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
 (8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
 (9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

Statement of Additional Information - Sept. 28, 2007                   Page  163

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of each fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

                            TABLE 25. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS


-----------------------------------------------------------------------------------------------------------------------------------
                             POSITION HELD
                            WITH FUNDS AND            PRINCIPAL OCCUPATION                                         COMMITTEE
   NAME, ADDRESS, AGE      LENGTH OF SERVICE         DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS         MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
 Kathleen Blatz            Board member       Chief Justice, Minnesota Supreme      None                     Compliance, Investment
 901 S. Marquette Ave.     since 2006         Court, 1998-2005                                               Review, Joint Audit
 Minneapolis, MN 55402
 Age 53
-----------------------------------------------------------------------------------------------------------------------------------
 Arne H. Carlson           Board member       Chair, RiverSource Funds, 1999-2006;  None                     Board Governance,
 901 S. Marquette Ave.     since 1999         former Governor of Minnesota                                   Contracts, Executive,
 Minneapolis, MN 55402                                                                                       Investment Review
 Age 73
-----------------------------------------------------------------------------------------------------------------------------------
 Pamela G. Carlton         Board member       President, Springboard-Partners in    None                     Investment Review,
 901 S. Marquette Ave.     since 2007         Cross Cultural Leadership                                      Joint Audit
 Minneapolis, MN 55402                        (consulting company)
 Age 52
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia M. Flynn         Board member       Trustee Professor of Economics and    None                     Board Governance,
 901 S. Marquette Ave.     since 2004         Management, Bentley College; former                            Compliance, Contracts,
 Minneapolis, MN 55402                        Dean, McCallum Graduate School of                              Investment Review
 Age 56                                       Business, Bentley College
-----------------------------------------------------------------------------------------------------------------------------------
 Anne P. Jones             Board member       Attorney and Consultant               None                     Board Governance,
 901 S. Marquette Ave.     since 1985                                                                        Executive, Investment
 Minneapolis, MN 55402                                                                                       Review, Joint Audit
 Age 72
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey Laikind, CFA      Board member       Former Managing Director, Shikiar     American Progressive     Board Governance,
 901 S. Marquette Ave.     since 2005         Asset Management                      Insurance                Investment Review,
 Minneapolis, MN 55402                                                                                       Joint Audit
 Age 71
-----------------------------------------------------------------------------------------------------------------------------------
 Stephen R. Lewis, Jr.     Board member       President Emeritus and Professor of   Valmont Industries,      Board Governance,
 901 S. Marquette Ave.     since 2002 and     Economics, Carleton College           Inc. (manufactures       Compliance, Contracts,
 Minneapolis, MN 55402     Chair of the                                             irrigation systems)      Executive, Investment
 Age 68                    Board since 2007                                                                  Review
-----------------------------------------------------------------------------------------------------------------------------------
 Catherine James Paglia    Board member       Director, Enterprise Asset            Strategic Distribution,  Compliance, Contracts,
 901 S. Marquette Ave.     since 2004         Management, Inc. (private real        Inc. (transportation,    Executive, Investment
 Minneapolis, MN 55402                        estate and asset management company)  distribution and         Review
 Age 55                                                                             logistics consultants)
-----------------------------------------------------------------------------------------------------------------------------------
 Alison Taunton-Rigby      Board member       Chief Executive Officer, RiboNovix,   Hybridon, Inc.           Contracts, Executive,
 901 S. Marquette Ave.     since 2002         Inc. since 2003 (biotechnology);      (biotechnology);         Investment Review
 Minneapolis, MN 55402                        former President, Forester Biotech    American Healthways,
 Age 63                                                                             Inc. (health management
                                                                                    programs)
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  164

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


-----------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD WITH
                            FUNDS AND LENGTH        PRINCIPAL OCCUPATION                                     COMMITTEE
   NAME, ADDRESS, AGE          OF SERVICE          DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS         MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------------
 William F. Truscott       Board member        President - U.S. Asset          None                    Investment Review
 53600 Ameriprise          since 2001, Vice    Management and Chief
 Financial Center          President since     Investment Officer, Ameriprise
 Minneapolis, MN 55474     2002                Financial, Inc. and President,
 Age 47                                        Chairman of the Board and
                                               Chief Investment Officer,
                                               RiverSource Investments, LLC
                                               since 2005; President,
                                               Ameriprise Certificate Company
                                               since 2006; Senior Vice
                                               President - Chief Investment
                                               Officer, Ameriprise Financial,
                                               Inc. and Chairman of the Board
                                               and Chief Investment Officer,
                                               RiverSource Investments, LLC,
                                               2001-2005
-----------------------------------------------------------------------------------------------------------------------------


 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                            TABLE 26. FUND OFFICERS


-----------------------------------------------------------------------------------------------------------------------------
                                         POSITION HELD WITH FUNDS                      PRINCIPAL OCCUPATION
         NAME, ADDRESS, AGE               AND LENGTH OF SERVICE                       DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
 Patrick T. Bannigan                   President since 2006          Senior Vice President - Asset Management, RiverSource
 172 Ameriprise Financial Center                                     Investments, LLC since 2006; Managing Director and
 Minneapolis, MN 55474                                               Global Head of Product, Morgan Stanley Investment
 Age 41                                                              Management, 2004-2006; President, Touchstone
                                                                     Investments, 2002-2004; Director of Strategic Planning,
                                                                     Evergreen Investments, 1995-2002
-----------------------------------------------------------------------------------------------------------------------------
 Michelle M. Keeley                    Vice President since 2004     Executive Vice President - Equity and Fixed Income,
 172 Ameriprise Financial Center                                     Ameriprise Financial, Inc. and RiverSource Investments,
 Minneapolis, MN 55474                                               LLC since 2006; Vice President - Investments, Ameriprise
 Age 43                                                              Certificate Company since 2003; Senior Vice President -
                                                                     Fixed Income, Ameriprise Financial, Inc., 2002-2006 and
                                                                     RiverSource Investments, LLC, 2004-2006; Managing
                                                                     Director, Zurich Global Assets, 2001-2002
-----------------------------------------------------------------------------------------------------------------------------
 Amy K. Johnson                        Vice President since 2006     Vice President - Asset Management and Trust Company
 5228 Ameriprise Financial Center                                    Services, RiverSource Investments, LLC since 2006; Vice
 Minneapolis, MN 55474                                               President - Operations and Compliance, RiverSource
 Age 41                                                              Investments, LLC, 2004-2006; Director of Product
                                                                     Development - Mutual Funds, Ameriprise Financial, Inc.,
                                                                     2001-2004
-----------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Fox                        Treasurer since 2002          Vice President - Investment Accounting, Ameriprise
 105 Ameriprise Financial Center                                     Financial, Inc. since 2002; Vice President - Finance,
 Minneapolis, MN 55474                                               American Express Company, 2000-2002
 Age 52
-----------------------------------------------------------------------------------------------------------------------------
 Scott R. Plummer                      Vice President, General       Vice President and Chief Counsel - Asset Management,
 5228 Ameriprise Financial Center      Counsel and Secretary since   Ameriprise Financial, Inc. since 2005; Vice President,
 Minneapolis, MN 55474                 2006                          General Counsel and Secretary, Ameriprise Certificate
 Age 48                                                              Company since 2005; Vice President - Asset Management
                                                                     Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                                     Senior Vice President and Chief Compliance Officer, U.S.
                                                                     Bancorp Asset Management, 2002-2004; Second Vice
                                                                     President and Assistant General Counsel, Hartford Life,
                                                                     2001-2002
-----------------------------------------------------------------------------------------------------------------------------
 Jennifer D. Lammers                   Chief Compliance Officer      U.S. Asset Management Chief Compliance Officer,
 172 Ameriprise Financial Center       since 2006                    RiverSource Investments, LLC since 2006;
 Minneapolis, MN 55474                                               Director - Mutual Funds, Voyageur Asset Management,
 Age 46                                                              2003-2006; Director of Finance, Voyageur Asset
                                                                     Management, 2000-2003
-----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  165

-----------------------------------------------------------------------------------------------------------------------------
                                         POSITION HELD WITH FUNDS                      PRINCIPAL OCCUPATION
         NAME, ADDRESS, AGE               AND LENGTH OF SERVICE                       DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
 Neysa M. Alecu                        Money Laundering Prevention   Compliance Director and Anti-Money Laundering Officer,
 2934 Ameriprise Financial Center      Officer since 2004            Ameriprise Financial, Inc. since 2004; Manager
 Minneapolis, MN 55474                                               Anti-Money Laundering, Ameriprise Financial, Inc.,
 Age 43                                                              2003-2004; Compliance Director and Bank Secrecy Act
                                                                     Officer, American Express Centurion Bank, 2000-2003
-----------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

SEVERAL COMMITTEES FACILITATE ITS WORK

BOARD GOVERNANCE COMMITTEE - Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

COMPLIANCE COMMITTEE - Supports the Funds' maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds' CCO to meet with independent Board members on a regular basis to discuss compliance matters.

CONTRACTS COMMITTEE - Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

EXECUTIVE COMMITTEE - Acts for the Board between meetings of the Board.

INVESTMENT REVIEW COMMITTEE - Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

JOINT AUDIT COMMITTEE - Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

Statement of Additional Information - Sept. 28, 2007                   Page  166

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 27. COMMITTEE MEETINGS


------------------------------------------------------------------------------------------------------------------------------
                                               BOARD                                                 INVESTMENT
                                             GOVERNANCE    COMPLIANCE    CONTRACTS     EXECUTIVE       REVIEW     JOINT AUDIT
              FISCAL PERIOD                  COMMITTEE     COMMITTEE*    COMMITTEE     COMMITTEE     COMMITTEE     COMMITTEE
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending             5             1             6             1             5             6
 January 31
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending March       5             1             6             2             5             6
 31
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending April       5             2             6             1             5             6
 30
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending May         5             2             6             1             5             7
 31
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending June        5             2             6             1             5             8
 30
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending July        5             3             6             1             5             8
 31
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending             4            N/A            6             1             5             4
 August 31
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending             2            N/A            6             0             4             5
 September 30
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending             2            N/A            6             0             4             5
 October 31
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending             5            N/A            6             0             5             6
 November 30
------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending             5            N/A            6             1             5             6
 December 31
------------------------------------------------------------------------------------------------------------------------------


 *     Committee established December 2006.

BOARD MEMBER HOLDINGS

The following table shows the Board members' dollar range of equity securities beneficially owned on Dec. 31, 2006 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all RiverSource funds overseen by the Board members.

                        TABLE 28. BOARD MEMBER HOLDINGS

Based on net asset values as of Dec. 31, 2006


----------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES OF ALL
                                                       DOLLAR RANGE OF EQUITY      RIVERSOURCE FUNDS OVERSEEN
 BOARD MEMBER*                   FUND                  SECURITIES IN THE FUND            BY BOARD MEMBER
----------------------------------------------------------------------------------------------------------------
Kathleen Blatz     Equity Value                        $10,001-$50,000                    Over $100,000
                   ----------------------------------------------------------
                   Global Equity                       $10,001-$50,000
                   ----------------------------------------------------------
                   Strategic Allocation                Over $100,000
----------------------------------------------------------------------------------------------------------------
Arne H. Carlson    Cash Management                     $1-$10,000                         Over $100,000
                   ----------------------------------------------------------
                   Disciplined Equity                  $10,001-$50,000
                   ----------------------------------------------------------
                   Diversified Equity Income           $10,001-$50,000
                   ----------------------------------------------------------
                   Dividend Opportunity                $10,001-$50,000
                   ----------------------------------------------------------
                   Fundamental Value                   $10,001-$50,000
                   ----------------------------------------------------------
                   Global Equity                       $10,001-$50,000
                   ----------------------------------------------------------
                   Global Technology                   $10,001-$50,000
                   ----------------------------------------------------------
                   International Equity                $10,001-$50,000
                   ----------------------------------------------------------
                   International Select Value          $10,001-$50,000
                   ----------------------------------------------------------
                   Strategic Allocation                $10,001-$50,000
----------------------------------------------------------------------------------------------------------------
Patricia M.        Growth**                                                              Over $100,000**
Flynn
                   ----------------------------------------------------------
                   Strategic Allocation**              $10,001-$50,000
----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  167

----------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES OF ALL
                                                       DOLLAR RANGE OF EQUITY      RIVERSOURCE FUNDS OVERSEEN
 BOARD MEMBER*                   FUND                  SECURITIES IN THE FUND            BY BOARD MEMBER
----------------------------------------------------------------------------------------------------------------
Anne P. Jones      Disciplined Equity                  $50,001-$100,000                   Over $100,000
                   ----------------------------------------------------------
                   Diversified Bond                    $10,001-$50,000
                   ----------------------------------------------------------
                   Diversified Equity Income           $10,001-$50,000
                   ----------------------------------------------------------
                   Global Bond                         Over $100,000
                   ----------------------------------------------------------
                   Global Equity                       $50,001-$100,000
                   ----------------------------------------------------------
                   Growth                              $50,001-$100,000
                   ----------------------------------------------------------
                   High Yield Bond                     Over $100,000
                   ----------------------------------------------------------
                   Short Duration U.S. Government      Over $100,000
                   ----------------------------------------------------------
                   Small Company Index                 Over $100,000
                   ----------------------------------------------------------
                   Strategic Allocation                $10,001-$50,000
----------------------------------------------------------------------------------------------------------------
Jeffrey Laikind    Disciplined Equity                  $10,001-$50,000                  $50,001-$100,000
                   ----------------------------------------------------------
                   Growth                              $50,001-$100,000
----------------------------------------------------------------------------------------------------------------
Stephen R.         Cash Management**                                                     Over $100,000**
Lewis, Jr.
                   ----------------------------------------------------------
                   Diversified Equity Income**         $10,001-$50,000
                   ----------------------------------------------------------
                   Emerging Markets**
                   ----------------------------------------------------------
                   International Opportunity**
                   ----------------------------------------------------------
                   Mid Cap Growth                      $10,001-$50,000
                   ----------------------------------------------------------
                   Portfolio Builder Total Equity**
                   ----------------------------------------------------------
                   Strategic Allocation                $10,001-$50,000
----------------------------------------------------------------------------------------------------------------
Catherine James    Disciplined Equity**                                                  Over $100,000**
Paglia
                   ----------------------------------------------------------
                   Diversified Equity Income           $10,001-$50,000
                   ----------------------------------------------------------
                   Growth                              $10,001-$50,000
                   ----------------------------------------------------------
                   Small Cap Advantage**
                   ----------------------------------------------------------
                   Strategic Allocation                $50,001-$100,000
----------------------------------------------------------------------------------------------------------------
Alison Taunton     Diversified Equity Income           $10,001-$50,000                    Over $100,000
Rigby
                   ----------------------------------------------------------
                   Emerging Markets                    $10,001-$50,000
                   ----------------------------------------------------------
                   Equity Value                        $10,001-$50,000
                   ----------------------------------------------------------
                   Global Equity                       $10,001-$50,000
                   ----------------------------------------------------------
                   Growth                              $10,001-$50,000
                   ----------------------------------------------------------
                   Income Builder Enhanced Income      Over $100,000
                   ----------------------------------------------------------
                   International Aggressive Growth     $10,001-$50,000
                   ----------------------------------------------------------
                   International Select Value          $10,001-$50,000
                   ----------------------------------------------------------
                   Mid Cap Value                       $10,001-$50,000
                   ----------------------------------------------------------
                   Strategic Allocation                $10,001-$50,000
----------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  168

----------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES OF ALL
                                                       DOLLAR RANGE OF EQUITY      RIVERSOURCE FUNDS OVERSEEN
 BOARD MEMBER*                   FUND                  SECURITIES IN THE FUND            BY BOARD MEMBER
----------------------------------------------------------------------------------------------------------------
William F.         Balanced                            $50,001-$100,000                   Over $100,000
Truscott
                   ----------------------------------------------------------
                   Cash Management                     Over $100,000
                   ----------------------------------------------------------
                   Disciplined Equity                  $50,001-$100,000
                   ----------------------------------------------------------
                   Disciplined International Equity    $50,001-$100,000
                   ----------------------------------------------------------
                   Dividend Opportunity                Over $100,000
                   ----------------------------------------------------------
                   Emerging Markets                    $50,001-$100,000
                   ----------------------------------------------------------
                   Floating Rate                       Over $100,000
                   ----------------------------------------------------------
                   Global Equity                       Over $100,000
                   ----------------------------------------------------------
                   Global Technology                   $10,001-$50,000
                   ----------------------------------------------------------
                   Growth                              $50,001-$100,000
                   ----------------------------------------------------------
                   High Yield Bond                     $50,001-$100,000
                   ----------------------------------------------------------
                   Income Builder Enhanced Income      Over $100,000
                   ----------------------------------------------------------
                   Income Opportunities                $10,001-$50,000
                   ----------------------------------------------------------
                   Intermediate Tax-Exempt             $50,001-$100,000
                   ----------------------------------------------------------
                   International Opportunity           Over $100,000
                   ----------------------------------------------------------
                   Large Cap Equity                    Over $100,000
                   ----------------------------------------------------------
                   Large Cap Value                     $50,001-$100,000
                   ----------------------------------------------------------
                   Massachusetts Tax-Exempt            Over $100,000
                   ----------------------------------------------------------
                   Mid Cap Growth                      $50,001-$100,000
                   ----------------------------------------------------------
                   Mid Cap Value                       $10,001-$50,000
                   ----------------------------------------------------------
                   Portfolio Builder Moderate          Over $100,000
                   Aggressive
                   ----------------------------------------------------------
                   Real Estate                         $50,001-$100,000
                   ----------------------------------------------------------
                   Retirement Plus 2035                $50,001-$100,000
                   ----------------------------------------------------------
                   Small Cap Advantage                 $10,001-$50,000
                   ----------------------------------------------------------
                   Small Cap Equity                    Over $100,000
                   ----------------------------------------------------------
                   Small Cap Value                     $10,001-$50,000
                   ----------------------------------------------------------
                   Strategic Allocation                Over $100,000
                   ----------------------------------------------------------
                   Tax-Exempt High Income              $50,001-$100,000
----------------------------------------------------------------------------------------------------------------

 * Ms. Carlton was not a Board member as of Dec. 31, 2006 and therefore is not included in the table.
 **    Deferred compensation invested in share equivalents:

 A. Flynn   Growth......................... $50,001-$100,000
            Strategic Allocation...........
                                            $50,001-$100,000
 B. Lewis   Cash Management................ $50,001-$100,000
            Diversified Equity Income......
                                               Over $100,000
            Emerging Markets...............
                                             $10,001-$50,000
            International Opportunity......
                                             $10,001-$50,000
            Portfolio Builder Total
            Equity.........................
                                             $10,001-$50,000
 C. Paglia  Disciplined Equity............. $50,001-$100,000
            Small Cap Advantage............
                                            $50,001-$100,000

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.

Statement of Additional Information - Sept. 28, 2007                   Page  169

This table shows the dollar range of equity securities beneficially owned on June 30, 2007 of each fund.

     TABLE 29. BOARD MEMBER HOLDINGS -- INDIVIDUAL FUNDS AS OF QUARTER END


----------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES OF ALL
                                                       DOLLAR RANGE OF EQUITY      RIVERSOURCE FUNDS OVERSEEN
 BOARD MEMBER*                   FUND                  SECURITIES IN THE FUND            BY BOARD MEMBER
----------------------------------------------------------------------------------------------------------------
Kathleen Blatz     Emerging Markets                    $10,001-$50,000                    Over $100,000
                   ----------------------------------------------------------
                   Equity Value                        $50,001-$100,000
                   ----------------------------------------------------------
                   Global Equity                       $50,001-$100,000
                   ----------------------------------------------------------
                   Real Estate                         $10,001-$50,000
                   ----------------------------------------------------------
                   Strategic Allocation                Over $100,000
----------------------------------------------------------------------------------------------------------------
Arne H. Carlson    Cash Management                     Over $00,000                       Over $100,000
                   ----------------------------------------------------------
                   Disciplined Equity                  $10,001-$50,000
                   ----------------------------------------------------------
                   Dividend Opportunity                $10,001-$50,000
                   ----------------------------------------------------------
                   Global Technology                   $10,001-$50,000
                   ----------------------------------------------------------
                   International Equity                $10,001-$50,000
                   ----------------------------------------------------------
                   International Select Value          $10,001-$50,000
                   ----------------------------------------------------------
                   Strategic Allocation                $50,001-$100,000
----------------------------------------------------------------------------------------------------------------
Patricia M.        Growth                              $50,001-$100,000**                Over $100,000**
Flynn
                   ----------------------------------------------------------
                   Portfolio Builder Aggressive        $10,001-$50,000**
                   ----------------------------------------------------------
                   Strategic Allocation                Over $100,000**
----------------------------------------------------------------------------------------------------------------
Anne P. Jones      Disciplined Equity                  $50,001-$100,000                   Over $100,000
                   ----------------------------------------------------------
                   Diversified Bond                    $10,001-$50,000
                   ----------------------------------------------------------
                   Diversified Equity Income           $50,001-$100,000
                   ----------------------------------------------------------
                   Global Bond                         Over $100,000
                   ----------------------------------------------------------
                   Global Equity                       $50,001-$100,000
                   ----------------------------------------------------------
                   Growth                              $50,001-$100,000
                   ----------------------------------------------------------
                   High Yield Bond                     Over $100,000
                   ----------------------------------------------------------
                   Short Duration U.S. Government      Over $100,000
                   ----------------------------------------------------------
                   Small Company Index                 $50,000-$100,000
                   ----------------------------------------------------------
                   Strategic Allocation                $50,001-$100,000
----------------------------------------------------------------------------------------------------------------
Jeffrey Laikind    Disciplined Equity                  $10,001-$50,000                    Over $100,000
                   ----------------------------------------------------------
                   Growth                              $50,001-$100,000
----------------------------------------------------------------------------------------------------------------
Stephen R.         Cash Management                     $50,001-$100,000**                Over $100,000**
Lewis, Jr.
                   ----------------------------------------------------------
                   Disciplined International Equity    $50,001-$100,000**
                   ----------------------------------------------------------
                   Diversified Equity Income           Over $100,000**
                   ----------------------------------------------------------
                   Emerging Markets                    $50,001-$100,000**
                   ----------------------------------------------------------
                   Mid Cap Growth                      $10,001-$50,000
                   ----------------------------------------------------------
                   Portfolio Builder Total Equity      $10,001-$50,000**
                   ----------------------------------------------------------
                   Strategic Allocation                $10,001-$50,000
----------------------------------------------------------------------------------------------------------------
Catherine James    Disciplined Equity                  $50,001-$100,000**                Over $100,000**
Paglia
                   ----------------------------------------------------------
                   Global Equity                       $50,001-$100,000**
                   ----------------------------------------------------------
                   Growth                              $10,001-$50,000
                   ----------------------------------------------------------
                   Small Cap Advantage                 $50,001-$100,000**
                   ----------------------------------------------------------
                   Strategic Allocation                $50,001-$100,000
----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  170

----------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES OF ALL
                                                       DOLLAR RANGE OF EQUITY      RIVERSOURCE FUNDS OVERSEEN
 BOARD MEMBER*                   FUND                  SECURITIES IN THE FUND            BY BOARD MEMBER
----------------------------------------------------------------------------------------------------------------
Alison             Cash Management                     $10,001-$50,000                    Over $100,000
Taunton-Rigby
                   ----------------------------------------------------------
                   Diversified Equity Income           $50,001-$100,000
                   ----------------------------------------------------------
                   Emerging Markets                    $50,001-$100,000
                   ----------------------------------------------------------
                   Growth                              Over $100,000
                   ----------------------------------------------------------
                   Income Builder Enhanced Income      Over $100,000
                   ----------------------------------------------------------
                   International Aggressive Growth     Over $100,000
                   ----------------------------------------------------------
                   International Select Value          Over $100,000
                   ----------------------------------------------------------
                   Mid Cap Value                       $50,001-$100,000
                   ----------------------------------------------------------
                   Small Cap Value                     $50,001-$100,000
                   ----------------------------------------------------------
                   Strategic Allocation                Over $100,000
----------------------------------------------------------------------------------------------------------------
William F.         Balanced                            Over $100,000                      Over $100,000
  Truscott
                   ----------------------------------------------------------
                   Cash Management                     Over $100,000
                   ----------------------------------------------------------
                   Disciplined Equity                  Over $100,000
                   ----------------------------------------------------------
                   Disciplined International Equity    Over $100,000
                   ----------------------------------------------------------
                   Disciplined Small & Mid Cap         $10,001-$50,000
                   ----------------------------------------------------------
                   Disciplined Small Cap Value         Over $100,000
                   ----------------------------------------------------------
                   Diversified Bond                    $10,001-$50,000
                   ----------------------------------------------------------
                   Emerging Markets                    Over $100,000
                   ----------------------------------------------------------
                   Floating Rate                       Over $100,000
                   ----------------------------------------------------------
                   Global Equity                       Over $100,000
                   ----------------------------------------------------------
                   Global Technology                   $50,001-$100,000
                   ----------------------------------------------------------
                   Growth                              Over $100,000
                   ----------------------------------------------------------
                   High Yield Bond                     $50,001-$100,000
                   ----------------------------------------------------------
                   Income Builder Enhanced Income      Over $100,000
                   ----------------------------------------------------------
                   Income Opportunities                $10,001-$50,000
                   ----------------------------------------------------------
                   Intermediate Tax-Exempt             $50,001-$100,000
                   ----------------------------------------------------------
                   International Equity                $10,001-$50,000
                   ----------------------------------------------------------
                   International Opportunity           Over $100,000
                   ----------------------------------------------------------
                   International Select Value          $10,001-$50,000
                   ----------------------------------------------------------
                   International Small Cap             Over $100,000
                   ----------------------------------------------------------
                   Large Cap Equity                    Over $100,000
                   ----------------------------------------------------------
                   Large Cap Value                     $50,001-$100,000
                   ----------------------------------------------------------
                   Massachusetts Tax-Exempt            Over $100,000
                   ----------------------------------------------------------
                   Mid Cap Growth                      $50,001-$100,000
                   ----------------------------------------------------------
                   Mid Cap Value                       $10,001-$50,000
                   ----------------------------------------------------------
                   Portfolio Builder                   Over $100,000
                   Moderate Aggressive
                   ----------------------------------------------------------
                   Real Estate                         $50,001-$100,000
                   ----------------------------------------------------------
                   Retirement Plus 2035                Over $100,000
                   ----------------------------------------------------------
                   Small Cap Advantage                 $10,001-$50,000
                   ----------------------------------------------------------
                   Small Cap Equity                    Over $100,000
                   ----------------------------------------------------------
                   Small Cap Value                     $10,001-$50,000
                   ----------------------------------------------------------
                   Strategic Allocation                Over $100,000
                   ----------------------------------------------------------
                   Tax-Exempt High Income              $50,001-$100,000
----------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  171

 *     Pamela Carlton was not a member of the Board as of June 30, 2007.
 **    Deferred compensation invested in share equivalents:

 A. Flynn   Growth......................... $50,001-$100,000
            Portfolio Builder Aggressive...
                                             $10,001-$50,000
            Strategic Allocation...........
                                               Over $100,000
 B. Lewis   Cash Management................ $50,001-$100,000
            Disciplined Int'l Equity.......
                                            $50,001-$100,000
            Diversified Equity Income......
                                               Over $100,000
            Emerging Markets...............
                                            $50,001-$100,000
            Portfolio Builder Total
            Equity.........................
                                             $10,001-$50,000
 C. Paglia  Disciplined Equity............. $50,001-$100,000
            Small Cap Advantage............
                                            $50,001-$100,000
            Global Equity..................
                                            $50,001-$100,000

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the RiverSource funds in the last fiscal period.

                TABLE 30. BOARD MEMBER COMPENSATION - ALL FUNDS


----------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL CASH COMPENSATION FROM
                                                PENSION OR RETIREMENT                     RIVERSOURCE FUNDS
           BOARD MEMBER(A)                  BENEFITS PAID TO BOARD MEMBER                PAID TO BOARD MEMBER
----------------------------------------------------------------------------------------------------------------------
 Kathleen Blatz                                          N/A                                   $147,817
----------------------------------------------------------------------------------------------------------------------
 Arne H. Carlson(b)                                   $13,750(b)                                233,333
----------------------------------------------------------------------------------------------------------------------
 Pamela Carlton                                          N/A                                     16,667
----------------------------------------------------------------------------------------------------------------------
 Patricia M. Flynn                                       N/A                                    141,367(c)
----------------------------------------------------------------------------------------------------------------------
 Anne P. Jones                                           N/A                                    148,217
----------------------------------------------------------------------------------------------------------------------
 Jeffrey Laikind                                         N/A                                    148,217
----------------------------------------------------------------------------------------------------------------------
 Stephen R. Lewis, Jr.                                   N/A                                    282,183(c)
----------------------------------------------------------------------------------------------------------------------
 Catherine James Paglia                                  N/A                                    141,367(c)
----------------------------------------------------------------------------------------------------------------------
 Vikki L. Pryor(d)                                       N/A                                     70,317
----------------------------------------------------------------------------------------------------------------------
 Alan K. Simpson(e)                                      N/A                                     20,400
----------------------------------------------------------------------------------------------------------------------
 Alison Taunton-Rigby                                    N/A                                    133,867
----------------------------------------------------------------------------------------------------------------------



 (a) Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Boards, who receives a base annual compensation. Payment of compensation is facilitated by a company providing limited administrative services to the funds and to the Boards.


 (b) Mr. Carlson served as Chair of the Boards through Dec. 31, 2006. The amount for Mr. Carlson includes base annual compensation for serving as Chair of the Boards through Dec. 31, 2006. Additionally, during the time he served as Chair of the Boards, from March 1, 1999 to Dec. 31, 2006, Mr. Carlson was provided health and certain other benefits, including participation in a Qualified Retirement Plan (QRP) and a Supplemental Retirement Plan (SRP). Under the QRP, subject to limits imposed by applicable law (the Dollar Limits), Mr. Carlson earned annually 15% of the non-deferred portion of his base annual compensation. The QRP payments were fully funded by the funds in the year that they were earned by Mr. Carlson. The above table reflects $13,750 paid pursuant to the QRP during the fiscal period. To the extent the 15% amount exceeded the Dollar Limits in any year, the excess was recorded for the benefit of Mr. Carlson under the SRP. These SRP amounts were accrued as liabilities of the funds. Table 31B shows the amount of the SRP accrual in each year for the benefit of Mr. Carlson. Total base annual compensation from the RiverSource funds paid to Mr. Carlson for the fiscal period ended Jan. 31, 2007 (not including retirement benefits) was $219,583.


 (c) Ms. Flynn, Mr. Lewis and Ms. Paglia elected to defer a portion of the total cash compensation payable during the period in the amount of $61,517, $81,775 and $141,367, respectively. Amount deferred by fund is set forth in Table 32. Additional information regarding the deferred compensation plan is described below.

 (d) Ms. Pryor ceased service as a member of the Boards, effective Jan. 11, 2007. (She had commenced serving on the Boards on Feb. 15, 2006.)
 (e)   Mr. Simpson retired as a member of the Boards, effective Sept. 14, 2006.

Statement of Additional Information - Sept. 28, 2007                   Page  172

      TABLE 31. SUPPLEMENTAL BOARD MEMBER RETIREMENT BENEFITS - ALL FUNDS

---------------------------------------------------------------------------------------------------------------------------------
                      YEAR                           1999      2000      2001      2002      2003      2004      2005      2006
---------------------------------------------------------------------------------------------------------------------------------
 Arne H. Carlson *                                  $13,200        --    $3,750        --    $4,950   $18,000   $17,250   $15,750
---------------------------------------------------------------------------------------------------------------------------------

 * Retirement benefit amounts in excess of the Dollar Limits were accrued annually for the benefit of Mr. Carlson in a SRP. This table shows the amount of such accruals. Because of his retirement as Chair, the SRP amounts are now payable to Mr. Carlson. In this regard, it is expected that the total accrued retirement benefits under the SRP, equal to approximately $82,000 (which includes earnings and interest on the contributed amounts set forth in the table), will be paid to Mr. Carlson in January 2008. SRP payments are funded by the funds. As of January 2007, neither the Chair nor any Board member earns retirement benefits.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2007, independent Board members will be paid an annual retainer of $80,000. Committee and sub-committee Chairs will each receive an additional annual retainer of $5,000. In addition, independent Board members will be paid the following fees for attending Board and committee meetings:
$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. In 2007, the Board's Chair will receive total annual cash compensation of $385,000, approximately 2.7 times the anticipated average annual compensation expected to be earned by an independent Board member in 2007.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.


             TABLE 32. BOARD MEMBER COMPENSATION - INDIVIDUAL FUNDS



------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE COMPENSATION FROM FUND
                              ------------------------------------------------------------------------------------------------
                                                                                                                      TAUNTON-
            FUND              BLATZ   CARLSON*  CARLTON  FLYNN   JONES   LAIKIND  LEWIS   PAGLIA  PRYOR**  SIMPSON**   RIGBY
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder               ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
 Aggressive
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder               ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
 Conservative
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate      ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate      ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
 Aggressive
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  173

------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE COMPENSATION FROM FUND
                              ------------------------------------------------------------------------------------------------
                                                                                                                      TAUNTON-
            FUND              BLATZ   CARLSON*  CARLTON  FLYNN   JONES   LAIKIND  LEWIS   PAGLIA  PRYOR**  SIMPSON**   RIGBY
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Moderate      ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
 Conservative
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder Total         ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
 Equity
------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index - total           415    1,159      N/A      420     474     458      527     436     391       294        412
   Amount deferred                 0        0               204       0       0      137     436       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Small Company Index - total   1,880    5,223      N/A    1,894   2,156   2,078    2,374   1,972   1,777     1,348      1,861
   Amount deferred                 0        0               922       0       0      615   1,972       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------
 Equity Value - total          1,982    4,553      N/A    1,960   2,252   2,176    3,202   2,036   1,741     1,169      1,921
   Amount deferred                 0        0               926       0       0      874   2,036       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Precious Metals and             188      432      N/A      186     215     207      304     195     166       114        183
 Mining - total
   Amount deferred                 0        0                88       0       0       83     195       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage - total   1,216    2,903      N/A    1,198   1,397   1,345    1,849   1,249   1,100       800      1,178
   Amount deferred                 0        0               573       0       0      498   1,249       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth - total        371      865      N/A      366     423     408      586     381     329       229        359
   Amount deferred                 0        0               174       0       0      159     381       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010            ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015            ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020            ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025            ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030            ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035            ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040            ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045            ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth - total     1,025    2,018      N/A      997   1,120   1,078    1,805   1,039     725       448        963
   Amount deferred                 0        0               457       0       0      506   1,039       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth - total      360      642      N/A      352     383     372      696     363     232       116        337
   Amount deferred                 0        0               158       0       0      199     363       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value - total     1,991    3,846      N/A    1,933   2,165   2,092    3,558   2,007   1,381       786      1,863
   Amount deferred                 0        0               882       0       0    1,001   2,007       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 High Yield Bond - total       3,467    6,785      N/A    3,366   3,784   3,654    6,136   3,496   2,443     1,395      3,247
   Amount deferred                 0        0             1,540       0       0    1,723   3,496       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income     ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced         ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
 Income
------------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate         ***      ***      ***      ***     ***     ***      ***     ***     ***       ***        ***
 Income
------------------------------------------------------------------------------------------------------------------------------
 Select Value - total          1,074    2,123      N/A    1,042   1,176   1,134    1,883   1,084     762       451      1,007
   Amount deferred                 0        0               478       0       0      528   1,084       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S.           1,703    3,495      N/A    1,651   1,884   1,813    2,881   1,722   1,268       760      1,600
 Government - total
   Amount deferred                 0        0               764       0       0      801   1,722       0         0          0
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  174

------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE COMPENSATION FROM FUND
                              ------------------------------------------------------------------------------------------------
                                                                                                                      TAUNTON-
            FUND              BLATZ   CARLSON*  CARLTON  FLYNN   JONES   LAIKIND  LEWIS   PAGLIA  PRYOR**  SIMPSON**   RIGBY
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity - total        616    1,236      N/A      598     678     652    1,064     624     448       277        579
   Amount deferred                 0        0               276       0       0      297     624       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value - total       1,740    3,416      N/A    1,690   1,901   1,833    3,072   1,758   1,229       726      1,632
   Amount deferred                 0        0               774       0       0      862   1,758       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage -      483      866      N/A      470     515     500      937     485     292       162        451
 total
   Amount deferred                 0        0               211       0       0      267     485       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Value - total                   709    1,412      N/A      689     778     750    1,236     717     512       300        666
   Amount deferred                 0        0               316       0       0      346     717       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------
 Dividend                      2,682    4,351      N/A    2,552   2,855   2,775    5,583   2,632   1,496       722      2,447
 Opportunity - total
   Amount deferred                 0        0             1,130       0       0    1,606   2,632       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Real Estate - total             401      641      N/A      384     425     414      849     395     218        99        367
   Amount deferred                 0        0               169       0       0      245     395       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------
 Cash Management - total       7,831   11,960      969    7,491   7,827   7,827   15,148   7,491   3,536       914      7,077
   Amount deferred                 0        0        0    3,240       0       0    4,402   7,491       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Core Bond - total               429      664       61      410     429     429      805     410     193        53        388
   Amount deferred                 0        0        0      178       0       0      233     410       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity - total    4,147    6,259      552    3,964   4,124   4,124    8,033   3,964   1,802       522      3,743
   Amount deferred                 0        0        0    1,711       0       0    2,337   3,964       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid        75       67       23       72      70      70      170      72       6         0         67
 Cap Equity - total
   Amount deferred                 0        0        0       29       0       0       51      72       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap            36       32        8       34      33      33       84      34       4         0         32
 Value - total
   Amount deferred                 0        0        0       14       0       0       25      34       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Floating Rate - total           873    1,059      136      835     845     845    1,895     835     255        33        780
   Amount deferred                 0        0        0      348       0       0      560     835       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Growth - total                6,225   10,084      633    5,955   6,267   6,267   11,761   5,955   3,117       928      5,648
   Amount deferred                 0        0        0    2,604       0       0    3,400   5,955       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Income                          626    1,026       61      599     632     632    1,183     599     318        94        569
 Opportunities - total
   Amount deferred                 0        0        0      262       0       0      342     599       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Inflation Protected             553      862       77      531     553     553    1,038     531     254        71        502
 Securities - total
   Amount deferred                 0        0        0      230       0       0      301     531       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity - total     13,514   23,263    1,243   12,902  13,751  13,751   24,507  12,902   7,411     2,342     12,290
   Amount deferred                 0        0        0    5,710       0       0    7,035  12,902       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Large Cap Value - total         187      307       19      179     188     188      350     179      95        30        170
   Amount deferred                 0        0        0       78       0       0      101     179       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Limited Duration                287      480       30      275     289     289      528     275     148        51        261
 Bond - total
   Amount deferred                 0        0        0      121       0       0      152     275       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(a) -      567      600      N/A    1,217   1,385     933    1,635   1,332     400     1,332      1,267
 total
   Amount deferred                 0        0               608       0       0      409     682       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Diversified Bond - total      1,783    8,437      N/A    2,783   2,849   2,433    3,099   2,899   1,350     2,899      2,833
   Amount deferred                 0        0             1,392       0       0      775   1,899       0         0          0
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  175

------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE COMPENSATION FROM FUND
                              ------------------------------------------------------------------------------------------------
                                                                                                                      TAUNTON-
            FUND              BLATZ   CARLSON*  CARLTON  FLYNN   JONES   LAIKIND  LEWIS   PAGLIA  PRYOR**  SIMPSON**   RIGBY
------------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-              567      200      N/A    1,217   1,385     933    1,635   1,332     400     1,332      1,267
 Exempt(a) - total
   Amount deferred                 0        0               608       0       0      409     682       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Michigan                        567      176      N/A    1,217   1,385     933    1,635   1,332     400     1,332      1,267
 Tax-Exempt(a) - total
   Amount deferred                 0        0               608       0       0      409     682       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(a) -       658    1,146      N/A    1,408   1,577   1,058    1,827   1,524     458     1,524      1,458
 total
   Amount deferred                 0        0               704       0       0      457     774       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(a) -        567      233      N/A    1,217   1,385     933    1,635   1,332     400     1,332      1,267
 total
   Amount deferred                 0        0               608       0       0      409     682       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(a) - total      567      167      N/A    1,217   1,385     933    1,635   1,332     400     1,332      1,267
   Amount deferred                 0        0               608       0       0      409     682       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------
 Balanced - total              1,150    4,233      N/A    1,525   1,541   1,550    1,741   1,591     950     1,591      1,525
   Amount deferred                 0        0               763       0       0      435   1,266       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap
 Growth(e)
------------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income -   3,175   20,692      N/A    3,675   3,691   3,658    3,891   3,741   2,808     3,741      3,675
 total
   Amount deferred                 0        0             1,837       0       0      973   3,291       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value - total         1,375    4,896      N/A    1,750   1,766   1,775    1,966   1,816   1,092     1,816      1,750
   Amount deferred                 0        0               875       0       0      491   1,491       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Strategic                     1,125    4,072      N/A    1,475   1,491   1,508    1,691   1,541     942     1,541      1,475
 Allocation - total
   Amount deferred                 0        0               738       0       0      423   1,241       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Strategic Income
 Allocation(e)
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency         58       15      N/A        8      58      58        8       8      58         0          8
 and Income(b) -
   total Amount deferred           0        0                 4       0       0        2       8       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Disciplined International        58       12      N/A        8      58      58        8       8      58         0          8
 Equity(c) - total
   Amount deferred                 0        0                 4       0       0        2       8       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets - total      1,000    1,972      N/A    1,217   1,282   1,367    1,432   1,282     800     1,257      1,217
   Amount deferred                 0        0               608       0       0      358   1,066       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond(d) -      383       45      N/A      333     499     433      449     399     383       441        333
 total
   Amount deferred                 0        0               167       0       0      112     399       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 European Equity - total         783      436      N/A    1,000   1,066   1,150    1,216   1,066     617     1,057      1,000
   Amount deferred                 0        0               500       0       0      304     849       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Global Bond - total             975    2,023      N/A    1,192   1,257   1,342    1,407   1,257     758     1,232      1,192
   Amount deferred                 0        0               596       0       0      352   1,041       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Global Equity - total         1,067    2,551      N/A    1,283   1,349   1,433    1,499   1,349     850     1,307      1,283
   Amount deferred                 0        0               642       0       0      375   1,132       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Global Technology - total       758      674      N/A      958   1,024   1,108    1,174   1,024     608     1,016        958
   Amount deferred                 0        0               479       0       0      294     824       0         0          0
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  176

------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE COMPENSATION FROM FUND
                              ------------------------------------------------------------------------------------------------
                                                                                                                      TAUNTON-
            FUND              BLATZ   CARLSON*  CARLTON  FLYNN   JONES   LAIKIND  LEWIS   PAGLIA  PRYOR**  SIMPSON**   RIGBY
------------------------------------------------------------------------------------------------------------------------------
 International Aggressive        950    1,638      N/A    1,200   1,266   1,350    1,416   1,266     750     1,241      1,200
 Growth - total
   Amount deferred                 0        0               600       0       0      354   1,016       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 International                   783      704      N/A    1,000   1,066   1,150    1,216   1,066     617     1,057      1,000
 Equity - total
   Amount deferred                 0        0               500       0       0      304     849       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 International Opportunity -   1,033    2,279      N/A    1,283   1,349   1,433    1,499   1,349     817     1,316      1,283
 total
   Amount deferred                 0        0               642       0       0      375   1,099       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 International Select          1,483    6,528      N/A    1,700   1,766   1,850    1,916   1,766   1,300     1,657      1,700
 Value - total
   Amount deferred                 0        0               850       0       0      479   1,549       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 International Small             783      415      N/A    1,000   1,066   1,150    1,216   1,066     617     1,057      1,000
 Cap - total
   Amount deferred                 0        0               500       0       0      304     849       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt -       942      489      N/A    1,000   1,266   1,200    1,266   1,066     775       949      1,000
 total
   Amount deferred                 0        0               500       0       0      316   1,007       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth - total        2,033    7,936      N/A    2,200   2,466   2,400    2,466   2,266   1,650     1,982      2,200
   Amount deferred                 0        0             1,100       0       0      616   2,099       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond - total       1,375    3,535      N/A    1,467   1,732   1,667    1,732   1,532   1,142     1,332      1,467
   Amount deferred                 0        0               733       0       0      433   1,441       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income -      3,058   14,836      N/A    3,192   3,457   3,392    3,458   3,257   2,475     2,774      3,192
 total
   Amount deferred                 0        0             1,596       0       0      864   3,124       0         0          0
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market -     1,000      519      N/A    1,000   1,316   1,250    1,316   1,066     833       891      1,000
 total
   Amount deferred                 0        0               500       0       0      329   1,066       0         0          0
------------------------------------------------------------------------------------------------------------------------------



 * Mr. Carlson served as Chair of the Boards through Dec. 31, 2006. For Mr. Carlson, aggregate compensation for fiscal periods through Dec. 31, 2006 was based initially on the total annual cash compensation, including payments under the Qualified Retirement Plan, but for purposes of this Table 32 was (1) estimated for each fund based on the relative net assets of all funds for fiscal periods ending on or before Dec. 31, 2006, and was (2) limited for each fund to compensation paid by the fund subsequent to Jan. 1, 2006, accrued through the fund's fiscal period end.


 ** Ms. Pryor ceased service as a member of the Boards, effective Jan. 11, 2007. Mr. Simpson retired as a member of the Boards, effective Sept. 14, 2006.


 *** Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Fund-of-Funds invests.


 (a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is for the period from July 1, 2005 through Aug. 31, 2006.
 (b) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.
 (c) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
 (d) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

 (e) As of the date of this SAI, the Fund has not passed its first fiscal year end, and therefore has no reporting information.


Statement of Additional Information - Sept. 28, 2007                   Page  177

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 33. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days after the end of the fund's fiscal period:

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder               Ameriprise Financial, Inc.          Class R4              15.94%
 Aggressive                      (Ameriprise Financial),
                                 Minneapolis, MN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              84.06%
                                 Charles Schwab & Co., Inc.
                                 (Charles Schwab), a brokerage
                                 firm in San Francisco, CA
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder               Ameriprise Financial                Class R4              43.56%
 Conservative                    ---------------------------------------------------------------------------------------------
                                                                     Class R4              56.44%
                                 Charles Schwab
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder               Ameriprise Financial                Class R4              16.17%
 Moderate                        ---------------------------------------------------------------------------------------------
                                                                     Class R4              83.83%
                                 Charles Schwab
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder               Charles Schwab                      Class R4              98.26%
 Moderate Aggressive
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder               Ameriprise Financial                Class R4              38.24%
 Moderate Conservative           ---------------------------------------------------------------------------------------------
                                                                     Class R4              61.76%
                                 Charles Schwab
------------------------------------------------------------------------------------------------------------------------------
 Portfolio Builder               Ameriprise Financial                Class R4               6.45%
 Total Equity                    ---------------------------------------------------------------------------------------------
                                                                     Class R4              93.55%
                                 Charles Schwab
------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                   Ameriprise Trust Company,           Class E               83.30%
                                 Minneapolis, MN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class D              100.00%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class E               16.48%
------------------------------------------------------------------------------------------------------------------------------
 Small Company Index             Ameriprise Trust Company            Class R4              84.96%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                9.37%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              10.44%
                                 GWFS Equities Inc.,
                                 Greenwood Village, CO
------------------------------------------------------------------------------------------------------------------------------
 FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------
 Equity Value                    Ameriprise Financial                Class I              100.00%
                                                                     ---------------------------------------------------
                                                                     Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                                                     ---------------------------------------------------
                                                                     Class W              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                7.79%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.84%
                                 John C. Mullarkey, Willowbrook,
                                 IL
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              98.72%
                                 Wachovia Bank NA (Wachovia
                                 Bank), Charlotte, NC
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  178

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Precious Metals and Mining      Ameriprise Financial                Class I              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               14.66%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              97.96%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                7.77%
                                 John E. Bridgman,
                                 Minneapolis, MN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                9.25%
                                 Richard L. Venable and
                                 Susan Angela Venable,
                                 Argyle, TX
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Advantage             Ameriprise Financial                Class I              100.00%
                                                                     ---------------------------------------------------
                                                                     Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               13.39%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              99.11%
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth                Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               13.12%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              35.72%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.55%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.20%
                                 Portfolio Builder Conservative
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.22%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.25%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.36%
                                 Portfolio Builder Total Equity
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              63.59%
                                 Wachovia Bank
------------------------------------------------------------------------------------------------------------------------------
 FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2010            Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               36.67%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class Y               98.80%
                                 Wachovia Bank
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               14.84%
                                 Delbert K and Helen R
                                 Havercroft, Hutchinson, KS
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                6.16%
                                 Charles B. Mark, Kihei, HI
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                6.13%
                                 Nathaniel and Jonnie Jackson,
                                 Toledo, OH
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  179

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2015            Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                7.79%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class Y               99.14%
                                 Wachovia Bank
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               11.27%
                                 Jack R. and Virginia L. Nelson,
                                 Rapid City, SD
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                8.26%
                                 Stephen W. and Denise R. Hatt,
                                 Fredericksburg, VA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                7.81%
                                 Robert and Pamela R. D'Agostino,
                                 Canton, MA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                7.80%
                                 Sherellee F. Medlock, Desoto, TX
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2020            Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class Y               99.43%
                                 Wachovia Bank
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                8.42%
                                 John C. Burowski,
                                 Suffern, NY
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                7.06%
                                 William R. and Tina L. Oliver,
                                 Las Vegas, NV
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                6.97%
                                 Lisa J. and Cecil B. Mc Adams,
                                 Tallahassee, FL
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.83%
                                 Keith J. Newmark,
                                 Coral Springs, FL
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2025            Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class Y               99.42%
                                 Wachovia Bank
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                9.08%
                                 Darryl Roberts,
                                 Toledo, OH
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                7.93%
                                 Kevin S. Vincent,
                                 Hillsboro, OR
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                7.17%
                                 Denise A. Spring,
                                 Peoria, IL
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.24%
                                 William D. Pullins,
                                 Hot Springs, SD
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2030            Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class Y               99.39%
                                 Wachovia Bank
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               10.04%
                                 Stephen T. and Teresa T.
                                 Bockian, Orlando, FL
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                9.70%
                                 Troy and Sandy Farrington,
                                 Riverton, UT
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  180

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2035            Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class Y               98.39%
                                 Wachovia Bank
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               14.50%
                                 Richard and Stefanie A. Nelson,
                                 Hot Springs, SD
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               11.81%
                                 William F. and Kathleen
                                 Truscott, Marblehead, MA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                6.05%
                                 Paul S. Mumma,
                                 St. Louis Park, MN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.67%
                                 Eric J. and Christine X. Dawson,
                                 Spring Lake, MI
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2040            Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class Y               99.20%
                                 Wachovia Bank
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                7.11%
                                 Larry R. Shum,
                                 Shanandoah, IA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.85%
                                 Richard and Stefanie A. Nelson,
                                 Hot Springs, SD
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.11%
                                 Yi Chen,
                                 Glen Allen, VA
------------------------------------------------------------------------------------------------------------------------------
 Retirement Plus 2045            Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class Y               95.71%
                                 Wachovia Bank
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                9.00%
                                 Troy M. Brueggemeier,
                                 St. Louis Park, MN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                6.26%
                                 Anthony D. And Rebecca-Heizer
                                 Marken, Lexington, MA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.84%
                                 Colby L. Morrow, Fresno, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.60%
                                 Anna Marcus,
                                 New York, NY
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  181

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth               Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4              24.74%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              75.26%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.55%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.31%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.23%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.24%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.23%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 Fundamental Growth              Ameriprise Financial                Class R4              29.26%            89.30%(b)
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.31%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              70.74%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.72%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.95%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.44%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.11%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.47%
                                 Portfolio Builder Total Equity
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               25.77%
                                 Taylor Ambe-Crain Partnership,
                                 Westlake Vlg, CA
------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value               Charles Schwab                      Class A               15.19%
                                                                     ---------------------------------------------------
                                                                     Class R4              98.51%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.56%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.36%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.21%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.26%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.20%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 High Yield Bond                 Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class W               99.99%
                                 American Enterprise Investment
                                 Services Inc.
                                 Minneapolis, MN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               10.83%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              47.70%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              52.04%
                                 GWFS Equities Inc.
                                 Greenwood Village, CO
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                7.38%
                                 Income Builder Basic Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               58.35%
                                 Income Builder Enhanced Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               31.36%
                                 Income Builder Moderate Income
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  182

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income     Ameriprise Financial                Class R2              10.10%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               39.43%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              89.90%
------------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income  Ameriprise Financial                Class R4              18.32%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               43.43%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              81.68%
------------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income  Ameriprise Financial                Class R4              48.68%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               43.69%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              51.32%
------------------------------------------------------------------------------------------------------------------------------
 Select Value                    Ameriprise Financial                Class R4              14.82%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                8.60%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              85.18%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.66%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.54%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               31.91%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.28%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.20%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Govt.       Ameriprise Financial                Class W              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                8.70%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              15.27%
                                 GWFS Equities Inc.
                                 Greenwood Village, CO
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               31.30%
                                 Portfolio Builder Conservative
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               36.58%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.10%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              81.70%
                                 Wachovia Bank
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity                Ameriprise Financial                Class I              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                9.07%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              12.33%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              87.34%
                                 Wachovia Bank
------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value                 Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               19.14%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              96.23%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.56%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.15%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.35%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.29%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.20%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  183

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage        Charles Schwab                      Class A               18.36%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               36.82%            52.41%(b)
                                 Income Builder Basic Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                8.18%
                                 Income Builder Enhanced Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               55.00%
                                 Income Builder Moderate Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              99.89%
                                 Wells Fargo Bank,
                                 Minneapolis, MN
------------------------------------------------------------------------------------------------------------------------------
 Value                           Ameriprise Financial                Class R4               8.78%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               11.58%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              91.22%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.57%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.39%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.19%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.28%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.17%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------
 Dividend Opportunity            Ameriprise Financial                Class W              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               23.55%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               10.47%
                                 Income Builder Basic Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.32%
                                 Income Builder Enhanced Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               36.57%
                                 Income Builder Moderate Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                6.24%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                6.30%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               10.10%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                7.04%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 Real Estate                     Ameriprise Financial                Class R4               8.28%            38.09%(b)
                                                                   -----------------------------------
                                                                     Class W              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               16.35%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              91.72%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                6.22%
                                 Income Builder Basic Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               13.76%
                                 Income Builder Enhanced Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               17.20%
                                 Income Builder Moderate Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               10.56%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               17.24%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.14%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                9.77%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  184

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------
 Cash Management                 Ameriprise Financial                Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class W               99.99%
                                 American Enterprise Investment
                                 Services Inc.
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               41.56%
                                 Income Builder Basic Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               13.61%
                                 Income Builder Moderate Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               14.03%
                                 Portfolio Builder Conservative
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               15.48%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                7.31%
                                 Stanson Nimiroski, Branford, CT
                                 ---------------------------------------------------------------------------------------------
                                                                     Class Y               95.15%
                                 Wachovia Bank NA
------------------------------------------------------------------------------------------------------------------------------
 Core Bond                       Ameriprise Financial                Class R2             100.00%            83.63%(b)
                                                                   -----------------------------------
                                                                     Class R3             100.00%
                                                                   -----------------------------------
                                                                     Class R5             100.00%
                                                                   -----------------------------------
                                                                     Class W              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              99.96%
                                 RiverSource Life Insurance
                                 Company
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               12.77%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.27%
                                 Frank S. Gregory, Derry, NH
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                9.25%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               10.53%
                                 Portfolio Builder Conservative
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               39.61%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               26.12%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               14.49%
                                 Portfolio Builder Moderate
                                 Conservative Fund
------------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity              Ameriprise Financial                Class R2             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R3             100.00%
                                                                     ---------------------------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class W               99.99%
                                 American Enterprise Investment
                                 Services Inc.
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                6.17%
                                 Income Builder Basic Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               13.86%
                                 Income Builder Moderate Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                9.05%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                9.16%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               14.57%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               10.17%
                                 Portfolio Builder Total Equity
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.29%
                                 Retirement Plus Fund 2020
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.24%
                                 Retirement Plus Fund 2025
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.12%
                                 Retirement Plus Fund 2030
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              99.69%
                                 Wachovia Bank NA
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  185

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and           Ameriprise Financial                Class A               50.89%            52.21%(b)
 Mid Cap Equity

                                                                   -----------------------------------
                                                                     Class C                5.54%
                                                                   -----------------------------------
                                                                     Class R4              67.87%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class W               99.99%
                                 American Enterprise Investment
                                 Services Inc.
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               11.08%
                                 Charles Schwab
                                                                   -----------------------------------
                                                                     Class R4              32.13%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               10.94%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               11.16%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               17.54%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               12.27%
                                 Portfolio Builder Total Equity
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                7.86%
                                 Retirement Plus Fund 2020
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                8.56%
                                 Retirement Plus Fund 2025
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                8.40%
                                 Retirement Plus Fund 2030
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                6.22%
                                 Retirement Plus Fund 2040
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                9.54%
                                 Deanna L. Rose, Punta Gorda, Fl
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                8.20%
                                 William E. and MaryLou K.
                                 Carroll,
                                 Punta Gorda, Fl
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.43%
                                 Contemporary Gardens, Honolulu,
                                 HI
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.05%
                                 Mary Ruth Neal, Sacramento, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.68%
                                 Don M. and Barbara A. Warner,
                                 Fair Oaks, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.48%
                                 Claude V. and Julianna K.
                                 Neighbors,
                                 Lynchburg, VA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.45%
                                 Kenneth E. and Elaine M.
                                 Jacobsen,
                                 Madison, SD
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.00%
                                 Heidi and Norbert Schuchbauer,
                                 Fair Oaks, CA
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  186

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value     Ameriprise Financial                Class A               73.83%            89.88%(b)
                                                                   -----------------------------------
                                                                     Class C               14.89%
                                                                   -----------------------------------
                                                                     Class R2             100.00%
                                                                   -----------------------------------
                                                                     Class R3             100.00%
                                                                   -----------------------------------
                                                                     Class R4             100.00%
                                                                   -----------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                7.49%
                                 David G. and Sharon M. Michaud,
                                 Gorham, ME
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                7.05%
                                 Joanne and David J. Thorpe,
                                 Lakeville, MA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                6.72%
                                 David J. Heck, Clermont, FL
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               30.65%
                                 Keith and Sandra Crowell,
                                 Huntersville, NC
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               15.84%
                                 Dale T. and Jennie I. Metzgar,
                                 Shavertown, PA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               11.35%
                                 Ronald E. and Linda F. Dearing,
                                 Fort Wayne, IN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               10.91%
                                 Douglas E. and Cynthia A.
                                 Thompson,
                                 Churubusco, IN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.88%
                                 Robert and Lynn M. Schuster,
                                 Richardson, TX
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.71%
                                 Robert W. and Wanda J. Jordan,
                                 Beverly Hills, MI
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               29.69%
                                 Income Builder Basic Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               31.02%
                                 Income Builder Enhanced Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               39.25%
                                 Income Builder Moderate Income
------------------------------------------------------------------------------------------------------------------------------
 Floating Rate                   Ameriprise Financial                Class W              100.00%            28.27%(b)
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               55.60%
                                 Charles Schwab
                                                                   -----------------------------------
                                                                     Class R4              96.93%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                8.06%
                                 Income Builder Basic Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               37.18%
                                 Income Builder Enhanced Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               52.66%
                                 Income Builder Moderate Income
------------------------------------------------------------------------------------------------------------------------------
 Growth                          Ameriprise Financial                Class R2             100.00%
                                                                   -----------------------------------
                                                                     Class R3             100.00%
                                                                   -----------------------------------
                                                                     Class R5             100.00%
                                                                   -----------------------------------
                                                                     Class W              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                9.00%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.72%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.97%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               31.81%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.09%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               22.16%
                                 Portfolio Builder Total Equity
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              47.89%
                                 Wachovia Bank NA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              43.02%
                                 Ameriprise Trust Company
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4               5.67%
                                 New York Life Trust Company
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  187

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Income Opportunities            Charles Schwab                      Class A               17.46%
                                                                   -----------------------------------
                                                                     Class R4              93.49%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               11.18%            28.33%(b)
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               59.65%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               24.81%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4               6.51%
                                 RiverSource Life Insurance
                                 Company
------------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities  Ameriprise Financial                Class W              100.00%            78.59%(b)
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              65.66%
                                 RiverSource Life Insurance
                                 Company
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               19.90%
                                 Charles Schwab
                                                                   -----------------------------------
                                                                     Class R4              34.34%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.23%
                                 Mary and George Forsman,
                                 Minneapolis, MN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                6.36%
                                 Income Builder Moderate Income
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                9.90%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               30.84%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               36.64%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                8.38%
                                 Portfolio Builder Moderate
                                 Conservative Fund
------------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity                Ameriprise Financial                Class R2             100.00%
                                                                   -----------------------------------
                                                                     Class R3             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R5              99.98%
                                 Bank of New York
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.71%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.04%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               31.71%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.09%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               22.19%
                                 Portfolio Builder Total Equity
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              99.89%
                                 Wachovia Bank NA
------------------------------------------------------------------------------------------------------------------------------
 Large Cap Value                 Ameriprise Financial                Class R2             100.00%
                                                                   -----------------------------------
                                                                     Class R3             100.00%
                                                                   -----------------------------------
                                                                     Class R4              30.36%
                                                                   -----------------------------------
                                                                     Class R5             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               12.75%
                                 Charles Schwab
                                                                   -----------------------------------
                                                                     Class R4              69.64%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.56%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.96%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               31.92%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.16%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               22.11%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  188

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond           Ameriprise Financial                Class W               12.19%            52.48%(b)
                                 ---------------------------------------------------------------------------------------------
                                                                     Class W               87.81%
                                 American Enterprise Investment
                                 Services Inc.
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4             100.00%
                                 RiverSource Life Insurance
                                 Company
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               18.56%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               60.09%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               39.90%
                                 Portfolio Builder Conservative
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               17.08%
                                 John W. and Cecelia E. Kramar,
                                 Hacienda Heights, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                8.07%
                                 Mary Loretta Jacobsmeyer,
                                 Riverside, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                7.88%
                                 Michael N. Stanley, Palm
                                 Springs, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.52%
                                 Rita R. and Lawrence E. Dale,
                                 Barstow, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.00%
                                 John B. Mudd, Riverside, CA
------------------------------------------------------------------------------------------------------------------------------
 FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt(c)        Ameriprise Financial                Class Y              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                8.18%
                                 Arthur Mendel and Dorothy Mendel
                                 as the Trustees of the
                                 Dorothy M. Mendel Irrev. Trust,
                                 Richmond, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                7.38%
                                 Linda A. Wochnik,
                                 Sierra Madre, CA
------------------------------------------------------------------------------------------------------------------------------
 Diversified Bond                Ameriprise Trust Company            Class R4              96.67%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                6.47%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               13.09%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               34.23%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               11.87%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               37.93%
                                 Portfolio Builder Moderate Fund
------------------------------------------------------------------------------------------------------------------------------
 Massachusetts Tax-              Ameriprise Financial                Class Y              100.00%
 Exempt(c)                       ---------------------------------------------------------------------------------------------
                                                                     Class A                5.73%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               15.53%
                                 June P. and Norman E. Venette
                                 as the Trustees of the
                                 Norman E. Venette Revocable
                                 Trust,
                                 Orange, MA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                8.72%
                                 Rita Hashem,
                                 Tewksbury, MA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                7.30%
                                 Alphonse A. and Linda Di Nardo,
                                 Leominster, MA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.94%
                                 Kevin H. and Nancy A. Aiken,
                                 Athol, MA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.51%
                                 Charles M. and Carol A. Breau,
                                 Clinton, MA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                6.48%
                                 Lillian R. Sanford,
                                 Haverhill, MA
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Sept. 28, 2007                   Page  189

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Exempt(c)          Ameriprise Financial                Class Y              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                5.95%
                                 Donald E. and Stephen E. Baker,
                                 Dearborn Heights, MI
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                5.73%
                                 Chester V. and Rose M. Mysliwiec
                                 as the Trustees of the
                                 Rose M. Mysliwiec Living Trust,
                                 Grand Rapids, MI
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                7.52%
                                 Barry J. Fishman and Teresa A.
                                 McMahon
                                 as Trustees for the
                                 Barry J. Fishman Living Trust,
                                 Ann Arbor, MI
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.63%
                                 Francis D. and Isabel S. Kinser,
                                 Waterford, MI
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.57%
                                 Carl L. and Marian A. Beaver,
                                 Riga, MI
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.38%
                                 Lorne R. and Vivian T. Trainor,
                                 Erie, MI
------------------------------------------------------------------------------------------------------------------------------
 Minnesota Tax-Exempt(c)         Ameriprise Financial                Class Y              100.00%
------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Exempt(c)          Ameriprise Financial                Class Y              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.48%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                7.23%
                                 Charles D. and Judith E. Adler,
                                 New York, NY
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.31%
                                 Ena S. Ryan,
                                 Brooklyn, NY
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.01%
                                 Arthur and Susan Ezersky,
                                 Woodbury, NY
------------------------------------------------------------------------------------------------------------------------------
 Ohio Tax-Exempt(c)              Ameriprise Financial                Class Y              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                8.21%
                                 Richard L. Sears,
                                 Parma, OH
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                8.21%
                                 Joseph A. Sears,
                                 Berea, OH
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                8.21%
                                 James N. Sears,
                                 Columbus, OH
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.82%
                                 David A. Sears,
                                 Brunswick, OH
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.40%
                                 George and Ophelia M. Hill,
                                 Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------
 FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------
 Balanced                        Ameriprise Trust Company            Class R4              99.77%
------------------------------------------------------------------------------------------------------------------------------
 Disciplined Large Cap Growth*   N/A
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  190

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income       Ameriprise Trust Company            Class R4              57.21%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               24.59%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              12.93%
                                 Holland American Life,
                                 Minneapolis, MN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.70%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.41%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.50%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.02%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.82%
                                 Portfolio Builder Total Equity
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              16.44%
                                 Wells Fargo Bank
------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value                   Ameriprise Trust Company            Class R4              78.84%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               35.80%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              12.41%
                                 John Hancock Life Insurance
                                 Company,
                                 Buffalo, NY
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.58%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.58%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.41%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.04%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.78%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 Strategic Allocation            Ameriprise Trust Company            Class R4              83.75%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                9.08%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              16.25%
------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Allocation*    N/A
------------------------------------------------------------------------------------------------------------------------------
 FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency        Ameriprise Financial                Class A              100.00%            100.00%(b)
 and Income
                                                                   -----------------------------------
                                                                     Class B              100.00%
                                                                   -----------------------------------
                                                                     Class C              100.00%
                                                                   -----------------------------------
                                                                     Class R4             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                8.84%
                                 Income Builder Enhanced Income
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               10.20%
                                 Income Builder Moderate Income
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               13.09%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               26.60%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.28%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               11.73%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  191

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Disciplined International       Ameriprise Financial                Class A               85.29%            97.48%(b)
 Equity
                                                                   -----------------------------------
                                                                     Class C               25.45%
                                                                   -----------------------------------
                                                                     Class R4              49.24%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              50.76%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               10.12%
                                 Income Builder Basic Income Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               24.75%
                                 Income Builder Enhanced Income
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               23.18%
                                 Income Builder Moderate Income
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                7.61%
                                 Retirement Plus 2020 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.98%
                                 Retirement Plus 2025 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                6.99%
                                 Retirement Plus 2030 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                7.94%
                                 Retirement Plus 2040 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                7.17%
                                 Corine and Cornelius Armstrong,
                                 Chicago, IL
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               23.66%
                                 Michelle, Aaron and Joshua
                                 Flanery,
                                 Roseville, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               35.34%
                                 Jon L. and Patricia M. Worthing,
                                 Santa Clarita, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                8.26%
                                 Diana T. and Murray R. Johnson,
                                 La Grange, IL
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                7.93%
                                 Betty C. Russell,
                                 Orlando, FL
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                6.70%
                                 Timothy and Gayle a. Callahan,
                                 Liberty Township, OH
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                5.86%
                                 Lois and Harvey Retzloff,
                                 Chicago, IL
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                5.68%
                                 Drew R. and Madelyn H. Miller,
                                 Bloomsburg, PA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                5.37%
                                 Audree J. Schmidt,
                                 Stockton, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                5.15%
                                 Byron G. Lee and Audrey Y.
                                 Williams-Lee,
                                 Oak Park, IL
------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                Ameriprise Trust Company            Class R4              78.55%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               14.93%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              21.45%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.94%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.32%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               33.06%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.51%
                                 Portfolio Builder Conservative
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               21.13%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  192

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond           Ameriprise Financial                Class A               84.83%            95.94%(b)
                                                                   -----------------------------------
                                                                     Class C               19.61%
                                                                   -----------------------------------
                                                                     Class R4              70.59%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                9.41%
                                 Richard J. and Rita A Barse,
                                 New Haven, CT
                                 ---------------------------------------------------------------------------------------------
                                                                     Class B                5.38%
                                 Paul F. and Maureen M. Bultinck,
                                 Mishawaka, IN
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               14.41%
                                 Kimberly S. and Scott E. Duerr,
                                 Sulphur Springs, TX
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               13.49%
                                 Wesley W. Smith,
                                 Houston, TX
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               11.94%
                                 Jane A. O'Rourke and Frank K.
                                 O'Hara,
                                 Hallowell, ME
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               11.90%
                                 Terry I. and Valerie G. Hansen,
                                 Midvale, UT
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               11.47%
                                 Carl J. and Ruth E. Allrich,
                                 St. Charles, MO
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C               10.21%
                                 Michael and Lisa Fischer,
                                 Fremont, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               12.60%
                                 Income Builder Basic Income Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               36.16%
                                 Income Builder Enhanced Income
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               49.26%
                                 Income Builder Moderate Income
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 European Equity                 Ameriprise Financial                Class I              100.00%
                                                                     ---------------------------------------------------
                                                                     Class R4              50.90%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               12.95%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              49.10%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                7.79%
                                 Marilyn O. Matthews Trust,
                                 Pasadena, CA
------------------------------------------------------------------------------------------------------------------------------
 Global Bond                     Charles Schwab                      Class A               14.40%
                                                                     ---------------------------------------------------
                                                                     Class R4             100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                6.37%
                                 Income Builder Basic Income Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.49%            30.38%(b)
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               38.68%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               10.79%
                                 Portfolio Builder Moderate
                                 Conservative Fund
------------------------------------------------------------------------------------------------------------------------------
 Global Equity                   Ameriprise Trust Company            Class R4              85.55%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               14.01%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4               9.33%
                                 Met Life
------------------------------------------------------------------------------------------------------------------------------
 Global Technology               Ameriprise Financial                Class I              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              73.88%
                                 Ameriprise Trust Company
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               13.94%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              26.03%
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  193

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
 International Aggressive        Charles Schwab                      Class A               13.83%
 Growth
                                                                     ---------------------------------------------------
                                                                     Class R4              97.78%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.61%              25.69%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.04%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.44%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.44%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.78%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 International Equity            Ameriprise Financial                Class R4               7.78%            35.19%(b)
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               11.64%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              92.22%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class C                5.60%
                                 Daniel and Linda L. Miklovic,
                                 St. Louis, MO
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.58%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.07%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.43%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.43%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.78%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 International Opportunity       Charles Schwab                      Class A                13.36
                                                                     ---------------------------------------------------
                                                                     Class R4              77.43%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.60%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.46%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.43%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.03%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.79%
                                 Portfolio Builder Total Equity
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              22.57%
                                 Met Life
------------------------------------------------------------------------------------------------------------------------------
 International Select Value      Charles Schwab                      Class A               21.33%
                                                                     ---------------------------------------------------
                                                                     Class R4              98.79%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.56%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.45%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.44%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.07%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.78%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------
 International Small Cap         Ameriprise Financial                Class R4              18.27%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A               16.46%
                                 Charles Schwab
                                                                     ---------------------------------------------------
                                                                     Class R4              81.73%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               19.45%
                                 Portfolio Builder Aggressive
                                 Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               32.61%
                                 Portfolio Builder Moderate
                                 Aggressive Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I                5.34%
                                 Portfolio Builder Moderate
                                 Conservative Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.07%
                                 Portfolio Builder Moderate Fund
                                 ---------------------------------------------------------------------------------------------
                                                                     Class I               20.74%
                                 Portfolio Builder Total Equity
                                 Fund
------------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Sept. 28, 2007                   Page  194

------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND SHARES
                                                                   -----------------------------------
                                                                        SHARE                               PERCENT OF FUND
             FUND                SHAREHOLDER NAME, CITY AND STATE      CLASS(A)          PERCENTAGE      (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt         Charles Schwab                      Class A                9.90%
------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                  Ameriprise Financial                Class I              100.00%
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              56.81%
                                 Ameriprise Trust Company
                                 ---------------------------------------------------------------------------------------------
                                                                     Class A                5.29%
                                 Charles Schwab
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              16.91%
                                 Charles Schwab Trust Company,
                                 San Francisco, CA
                                 ---------------------------------------------------------------------------------------------
                                                                     Class R4              24.73%
                                 GWFS Equities, Inc.,
                                 Greenwood Village, CO
------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond                 J. Hayley Stephens,                 Class C                6.73%
                                 Calhoun, GA
------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt High Income          None
------------------------------------------------------------------------------------------------------------------------------
 FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market         None
------------------------------------------------------------------------------------------------------------------------------

 * As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.

 (a)   Effective Dec. 11, 2006 Class Y was renamed Class R4.

 (b) Combination of Ameriprise Financial initial capital and affiliated funds-of-funds' investments in Class I shares.

 (c) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of other RiverSource funds (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Ameriprise Financial or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Ameriprise Financial or an affiliate represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.

Statement of Additional Information - Sept. 28, 2007                   Page  195

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant's motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Statement of Additional Information - Sept. 28, 2007                   Page  196

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements for the fiscal year ended July 31, 2007 contained in a fund's Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The information for periods ended on or before June 30, 2007 were audited by KPMG LLP. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.


Statement of Additional Information - Sept. 28, 2007                   Page  197

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

    - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

    - Nature of and provisions of the obligation.

    - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


Statement of Additional Information - Sept. 28, 2007                        A- 1

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Statement of Additional Information - Sept. 28, 2007                        A- 2

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


Statement of Additional Information - Sept. 28, 2007                        A- 3

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings


Statement of Additional Information - Sept. 28, 2007                        A- 4
coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


Statement of Additional Information - Sept. 28, 2007                        A- 5

                                                                      APPENDIX B

                             STATE TAX-EXEMPT FUNDS

                               STATE RISK FACTORS

California Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, Minnesota Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

     - the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

     - natural disasters and ecological or environmental concerns;

     - the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

     - the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

     - economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.


Statement of Additional Information - Sept. 28, 2007                        B- 1

                                                                      APPENDIX C

                               S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                                                S-6500 AA (9/07)



Statement of Additional Information - Sept. 28, 2007                        C- 1

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (96.6%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (21.4%)
Federal Farm Credit Bank
  10-10-08                           4.25%         $660,000                $654,488
Federal Home Loan Bank
  02-08-08                           4.63         2,100,000               2,092,726
  09-12-08                           4.25         2,215,000               2,196,310
Federal Home Loan Mtge Corp
  06-15-08                           3.88         3,890,000               3,847,871
  03-15-09                           5.75           470,000                 475,890
  07-12-10                           4.13         2,371,000               2,314,366
  03-15-31                           6.75         1,430,000               1,648,787
  04-16-37                           6.00         3,615,000               3,522,362
Federal Natl Mtge Assn
  01-15-08                           3.25         1,750,000               1,734,548
  06-15-08                           5.25         1,750,000               1,751,295
  02-16-12                           5.00         3,215,000               3,199,922
  05-18-12                           4.88         4,865,000               4,811,728
  11-15-30                           6.63         6,900,000               7,832,777
  07-15-37                           5.63         1,595,000               1,613,630
U.S. Treasury
  11-30-07                           4.25             5,000                   4,988
  06-30-09                           4.88        10,705,000              10,762,711
  07-31-09                           4.63         1,060,000               1,061,242
  06-30-12                           4.88         3,905,000               3,950,150
  05-15-17                           4.50         1,295,000               1,267,380
  02-15-26                           6.00         6,065,000               6,776,691
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00         4,997,491(e)            4,849,297
                                                                    ---------------
Total                                                                    66,369,159
-----------------------------------------------------------------------------------

ASSET-BACKED (2.2%)
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                           2.84           200,000                 199,772
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                           6.15           200,000(d)              202,053

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                           5.62%       $1,025,000(h)              $96,854
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                           4.92            95,000                  90,862
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                           5.58           153,711(i)              153,189
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.48           750,000(i)              745,430
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78           700,000(d,j)            706,760
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                           4.15            83,871(j)               83,335
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                           2.85           200,000(d,j)            197,607
Keycorp Student Loan Trust
 Series 2003-A Cl 2A2 (MBIA)
  10-25-25                           5.67         1,209,787(i,j)          1,215,268
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                           5.88           650,000(h)              137,137
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88         1,100,000(h)              292,655

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Natl Collegiate Student Loan Trust
Collateralized Mtge Obligation
Interest Only
Series 2007-2 Cl AIO
  07-25-12                           5.90%         $550,000(h)             $156,112
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                           4.49            23,585                  23,485
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57           275,000                 274,126
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                           6.31           120,000                 113,220
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                           6.66            80,000                  75,363
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                           7.01           115,000                 112,107
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                           5.46           605,000(i)              602,731
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                           5.50         1,050,000(i)            1,049,212
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                           5.45           300,000(d)              296,580
WFS Financial Owner Trust
 Series 2004-1 Cl D
  08-22-11                           3.17            14,953                  14,928
                                                                    ---------------
Total                                                                     6,838,786
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (8.5%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           5.02           225,000                 221,009
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45           450,000                 439,449
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                           4.00           294,433                 285,268

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                           4.57%         $325,000                $314,147
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47           475,000                 466,835
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68           750,000                 755,467
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15           219,138(d)              216,042
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.23           175,000                 171,454
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           5.63           150,000(d,i)            150,533
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           6.12           875,000(d,i)            873,906
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66           375,000                 370,162
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           275,000                 261,282
Federal Natl Mtge Assn #386558
  10-01-10                           4.85           475,039                 471,151
Federal Natl Mtge Assn #725217
  02-01-14                           4.72         1,172,889               1,141,259
Federal Natl Mtge Assn #735029
  09-01-13                           5.28           479,218                 479,454
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                           4.77           400,000                 375,076
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                           4.77           525,000(d)              517,888
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88           150,000                 147,145
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                           5.44           700,000                 673,456

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mtge Securities II
Series 2004-GG2 Cl A4
  08-10-38                           4.96%         $250,000                $245,898
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                           5.55           375,000                 366,712
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           6.17           500,000(d,i)            495,000
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                           5.99         1,250,000               1,235,486
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99           375,000                 368,393
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13           178,895                 172,920
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97           159,027                 154,861
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77           525,000                 502,110
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  05-15-41                           5.26           325,000                 320,533
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                           4.18           150,000                 146,068
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48           677,766                 657,733
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48           750,000                 727,919
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49           750,000                 739,767
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                           5.42           700,000                 671,371
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
  09-15-26                           4.56           200,000                 195,204

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A5
  09-15-31                           4.85%         $500,000                $483,143
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97           225,000                 213,530
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93         1,200,000               1,170,372
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           5.86           975,000                 983,278
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42           375,000                 359,452
Merrill Lynch Mtge Trust
 Series 2005-CKI1 Cl A1
  11-12-37                           5.08         1,246,354               1,241,879
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34         1,325,000               1,301,762
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59           250,000                 242,030
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.97           250,000                 251,451
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08         1,100,000(d)            1,061,234
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94           300,000                 283,307
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09           300,000                 293,772
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77           225,000                 221,289
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73           400,000                 396,462
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31           900,000                 858,340

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
Series 2007-C31 Cl A4
  04-15-47                           5.51%       $1,775,000              $1,708,081
                                                                    ---------------
Total                                                                    26,400,340
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (45.5%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69           458,521(g)              460,115
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.94           553,191(g)              553,673
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.19           555,000(g)              558,200
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                           5.49           898,898(g)              896,060
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                           6.00           103,365                 103,209
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                           4.75           180,502                 172,125
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00         1,401,354               1,374,360
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                           7.25            66,397(d)               64,903
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                           5.90           447,540(g)              448,914

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                           5.09%         $450,000(d,g)           $432,111
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73           478,657(h)               81,783
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                           4.75           144,443                 137,740
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                           5.50         2,219,404               2,122,031
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                           5.50           308,494                 307,902
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                           5.50           311,614                 311,020
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50           644,935                 644,788
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50           262,748                 272,488
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                           5.50           235,648                 234,952
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00           773,865                 780,002
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00           627,495                 625,776

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
Collateralized Mtge Obligation
Series 2006-31CB Cl A16
  11-25-36                           6.00%       $1,200,000              $1,215,684
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                           6.00           965,397                 972,705
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00           323,819(d)              337,901
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.36           638,521(g)              638,725
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR3 Cl 2A1
  05-25-37                           5.43           460,509(g)              460,750
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                           0.12         2,360,026(h)               23,600
Federal Home Loan Mtge Corp
  08-01-37                           6.00         3,785,000(b)            3,754,248
  08-01-37                           6.50         6,000,000(b)            6,067,501
Federal Home Loan Mtge Corp #1J0283
  02-01-37                           5.83           810,210(g)              810,783
Federal Home Loan Mtge Corp #1J1445
  01-01-37                           5.90         1,224,630(g)            1,229,749
Federal Home Loan Mtge Corp #A12692
  10-01-32                           6.00           127,526                 127,904
Federal Home Loan Mtge Corp #A13854
  09-01-33                           6.00           141,467                 141,420
Federal Home Loan Mtge Corp #A62695
  06-01-37                           6.00         1,997,915               1,983,139
Federal Home Loan Mtge Corp #B10254
  10-01-18                           5.50           437,147                 433,482
Federal Home Loan Mtge Corp #B12280
  02-01-19                           5.50           230,387                 228,456
Federal Home Loan Mtge Corp #C02951
  07-01-37                           6.50         3,000,000(b)            3,034,148

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C59161
  10-01-31                           6.00%         $133,738                $133,518
Federal Home Loan Mtge Corp #C77372
  03-01-33                           6.00           260,479                 260,353
Federal Home Loan Mtge Corp #C90613
  01-01-23                           5.00           148,000                 141,785
Federal Home Loan Mtge Corp #C90683
  06-01-23                           5.00           152,018                 145,634
Federal Home Loan Mtge Corp #C90767
  12-01-23                           6.00           129,528                 130,212
Federal Home Loan Mtge Corp #E74288
  12-01-13                           6.00           180,073                 181,837
Federal Home Loan Mtge Corp #E98725
  08-01-18                           5.00           160,399                 156,347
Federal Home Loan Mtge Corp #G01410
  04-01-32                           7.00           294,846                 304,073
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00         2,157,631               2,029,800
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           9.81           317,668(h)               86,253
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          20.00            92,246(h)                2,414
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                          12.98           416,814(h)               41,893
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
  06-15-32                          18.97           603,103(h)               32,028
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                           5.50           169,683                 170,119

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
Collateralized Mtge Obligation
Series 2641 Cl KC
  01-15-18                           6.50%         $170,981                $175,451
Federal Natl Mtge Assn
  08-01-22                           5.00         2,500,000(b)            2,423,438
  08-01-22                           5.50         3,000,000(b)            2,962,500
  08-01-22                           6.00         2,275,000(b)            2,288,509
  08-01-37                           5.00         2,000,000(b)            1,875,624
  08-01-37                           5.50         7,000,000(b)            6,759,376
  08-01-37                           6.00         7,000,000(b)            6,934,376
  08-01-37                           7.00         7,500,000(b)            7,703,911
  09-01-37                           6.00         3,300,000(b)            3,267,000
Federal Natl Mtge Assn #252440
  05-01-29                           7.00           214,485                 222,536
Federal Natl Mtge Assn #254587
  12-01-22                           5.50           588,529                 576,572
Federal Natl Mtge Assn #254916
  09-01-23                           5.50           446,382                 437,257
Federal Natl Mtge Assn #255788
  06-01-15                           5.50           634,598                 636,808
Federal Natl Mtge Assn #256135
  02-01-36                           5.50         3,858,265               3,703,771
Federal Natl Mtge Assn #323715
  05-01-29                           6.00           452,792                 452,272
Federal Natl Mtge Assn #493945
  04-01-29                           6.50            93,115                  94,792
Federal Natl Mtge Assn #518159
  09-01-14                           7.00           406,922                 419,544
Federal Natl Mtge Assn #545216
  03-01-09                           5.89           103,281                 103,425
Federal Natl Mtge Assn #545868
  08-01-32                           7.00           102,114                 106,143
Federal Natl Mtge Assn #555340
  04-01-33                           5.50           283,517                 275,473
Federal Natl Mtge Assn #555528
  04-01-33                           6.00         1,579,930               1,574,781
Federal Natl Mtge Assn #555734
  07-01-23                           5.00            95,777                  91,579
Federal Natl Mtge Assn #555740
  08-01-18                           4.50           167,512                 160,334
Federal Natl Mtge Assn #555794
  09-01-28                           7.50            86,521                  90,639
Federal Natl Mtge Assn #582154
  05-01-31                           6.50           123,851                 126,310

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #597374
  09-01-31                           7.00%         $110,023                $114,910
Federal Natl Mtge Assn #611831
  02-01-31                           7.50            43,871                  45,932
Federal Natl Mtge Assn #615135
  11-01-16                           6.00           281,100                 283,286
Federal Natl Mtge Assn #646147
  06-01-32                           7.00           699,755                 731,998
Federal Natl Mtge Assn #650009
  09-01-31                           7.50            98,374                 102,996
Federal Natl Mtge Assn #654208
  10-01-32                           6.50           239,376                 243,667
Federal Natl Mtge Assn #661815
  10-01-32                           6.00           148,874                 148,655
Federal Natl Mtge Assn #662061
  09-01-32                           6.50         1,009,647               1,027,745
Federal Natl Mtge Assn #667604
  10-01-32                           5.50           278,518                 270,382
Federal Natl Mtge Assn #677089
  01-01-33                           5.50           641,586                 622,845
Federal Natl Mtge Assn #678028
  09-01-17                           6.00           146,121                 147,226
Federal Natl Mtge Assn #681080
  02-01-18                           5.00         1,084,250               1,056,667
Federal Natl Mtge Assn #681166
  04-01-32                           6.50           423,861                 432,278
Federal Natl Mtge Assn #683100
  02-01-18                           5.50           191,231                 189,846
Federal Natl Mtge Assn #683116
  02-01-33                           6.00           269,261                 268,384
Federal Natl Mtge Assn #689026
  05-01-33                           5.50         1,151,540               1,118,204
Federal Natl Mtge Assn #689093
  07-01-28                           5.50           123,838                 120,328
Federal Natl Mtge Assn #704005
  05-01-33                           5.50         1,103,657               1,071,249
Federal Natl Mtge Assn #705655
  05-01-33                           5.00           490,478                 462,677
Federal Natl Mtge Assn #709093
  06-01-33                           6.00           180,882                 180,163
Federal Natl Mtge Assn #709901
  06-01-18                           5.00           531,414                 518,243
Federal Natl Mtge Assn #711503
  06-01-33                           5.50           136,137                 132,651

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #712057
  07-01-18                           4.50%          $81,255                 $77,777
Federal Natl Mtge Assn #720378
  06-01-18                           4.50           169,706                 162,443
Federal Natl Mtge Assn #725232
  03-01-34                           5.00         1,141,124               1,076,444
Federal Natl Mtge Assn #725424
  04-01-34                           5.50         1,850,536               1,796,196
Federal Natl Mtge Assn #725425
  04-01-34                           5.50         1,791,982(b)            1,739,475
  04-01-34                           5.50         1,346,244               1,306,798
Federal Natl Mtge Assn #725431
  08-01-15                           5.50           152,894                 152,124
Federal Natl Mtge Assn #725684
  05-01-18                           6.00           336,534                 339,334
Federal Natl Mtge Assn #725719
  07-01-33                           4.85           252,618(g)              248,252
Federal Natl Mtge Assn #725773
  09-01-34                           5.50         1,774,975               1,720,506
Federal Natl Mtge Assn #726940
  08-01-23                           5.50            79,516                  77,695
Federal Natl Mtge Assn #735212
  12-01-34                           5.00         1,842,194               1,736,408
Federal Natl Mtge Assn #735841
  11-01-19                           4.50         1,864,933               1,782,531
Federal Natl Mtge Assn #743347
  10-01-33                           6.00           101,901                 101,828
Federal Natl Mtge Assn #743579
  11-01-33                           5.50           305,607                 296,633
Federal Natl Mtge Assn #745392
  12-01-20                           4.50         1,019,643                 974,590
Federal Natl Mtge Assn #745563
  08-01-34                           5.50         1,525,070               1,480,287
Federal Natl Mtge Assn #753074
  12-01-28                           5.50           199,606                 193,948
Federal Natl Mtge Assn #757581
  01-01-19                           5.50           999,070                 990,760
Federal Natl Mtge Assn #765760
  02-01-19                           5.00           246,260                 239,995
Federal Natl Mtge Assn #779676
  06-01-34                           5.00         2,361,390               2,225,789
Federal Natl Mtge Assn #815264
  05-01-35                           5.23           710,962(g)              703,052
Federal Natl Mtge Assn #829227
  08-01-35                           6.00         1,436,499               1,425,995

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #831870
  11-01-36                           6.50%       $1,975,210              $1,995,379
Federal Natl Mtge Assn #848482
  12-01-35                           6.00         3,029,646(b)            3,004,557
Federal Natl Mtge Assn #878661
  02-01-36                           5.50         1,856,296               1,784,030
Federal Natl Mtge Assn #881629
  02-01-36                           5.50         1,217,201               1,169,816
Federal Natl Mtge Assn #883201
  07-01-36                           6.50           874,862                 888,313
Federal Natl Mtge Assn #886291
  07-01-36                           7.00           877,572                 907,607
Federal Natl Mtge Assn #886464
  08-01-36                           6.50         2,030,876               2,051,613
Federal Natl Mtge Assn #915770
  03-01-37                           6.50         3,190,188(b)            3,222,513
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          12.58         1,316,452(h)              322,537
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                          12.80           233,683(h)               42,737
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                          11.02           135,743(h)               19,735
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-92 CL SC
  10-25-35                          17.41         2,212,292(h)              111,986
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           9.52         1,440,669(h)              389,438
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00           143,822                 152,373

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  23

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn #567717
  06-15-32                           7.50%          $15,588                 $16,305
Govt Natl Mtge Assn #604708
  10-15-33                           5.50           105,669                 103,183
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.66           346,830(g)              346,828
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                           5.57         1,116,511(g)            1,116,123
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-10 Cl N1
  11-19-36                           6.41            87,037(d)               86,956
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-8A Cl N1
  07-21-36                           6.41            10,554(d)               10,462
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                           4.50         5,188,201(h)               37,290
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
  12-25-35                           5.85           372,140(g)              369,189
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR5 Cl 1A1
  05-25-37                           6.37         1,052,968(g)            1,069,352
IndyMac Index Nim
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl N1
  06-25-46                           6.65            59,511(d)               59,288
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                           6.25           140,047(d)              139,612
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                           6.50         2,361,748               2,386,468

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                           5.00%         $405,539                $390,396
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                           6.00           144,313                 144,407
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                           5.00           164,555                 160,091
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                           5.00           239,651                 232,718
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
  04-25-35                           5.50           950,000                 901,778
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR2 Cl A1
  04-25-37                           5.50         1,059,897(i)            1,060,247
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                           6.00           463,335                 467,386
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
  06-25-36                           5.94           709,416(g)              703,791
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                           5.50         1,073,053               1,025,994
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                           4.50           118,551                 113,339
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                           5.29           401,363(g)              397,857

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
Collateralized Mtge Obligation
Series 2005-AR8 Cl 2AB1
  07-25-45                           5.57%         $119,856(g)             $119,842
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                           5.95           392,190(g)              392,610
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00         1,699,583               1,630,835
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50           677,041                 649,853
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                           6.03           373,157(g)              373,621
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11           894,098(g)              879,502
                                                                    ---------------
Total                                                                   140,908,183
-----------------------------------------------------------------------------------

BANKING (4.2%)
Bank of America
 Sub Nts
  03-15-17                           5.30         3,435,000               3,264,029
Citigroup
 Sub Nts
  02-15-17                           5.50         2,365,000               2,280,910
JPMorgan Chase & Co
 Sub Nts
  06-27-17                           6.13         2,025,000               2,055,760
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63         1,720,000               1,644,545
Popular North America
 Sr Nts
  10-01-08                           3.88         2,180,000               2,133,302
Regions Bank
 Sub Nts
  06-26-37                           6.45           875,000                 892,798

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BANKING (CONT.)
Wachovia Bank
 Sub Nts
  02-01-37                           5.85%         $645,000                $603,870
                                                                    ---------------
Total                                                                    12,875,214
-----------------------------------------------------------------------------------

BROKERAGE (2.9%)
Discover Financial Services
  06-12-17                           6.45           580,000(d,k)            562,472
Goldman Sachs Group
 Sub Nts
  01-15-17                           5.63         1,290,000               1,222,356
Lehman Brothers Holdings
 Sr Nts
  07-19-12                           6.00         1,520,000               1,519,883
Lehman Brothers Holdings
 Sub Nts
  07-19-17                           6.50         1,185,000               1,163,826
Merrill Lynch & Co
 Sub Nts
  05-02-17                           5.70         1,910,000               1,810,546
Morgan Stanley
  04-27-17                           5.55         2,755,000               2,631,963
                                                                    ---------------
Total                                                                     8,911,046
-----------------------------------------------------------------------------------

ELECTRIC (1.6%)
Consumers Energy
 1st Mtge Series F
  05-15-10                           4.00           105,000                 101,120
Consumers Energy
 1st Mtge Series H
  02-17-09                           4.80         1,165,000               1,153,720
Entergy Gulf States
 1st Mtge
  06-01-08                           3.60           425,000                 418,388
Exelon
  06-15-10                           4.45         1,585,000               1,539,443
Indiana Michigan Power
 Sr Nts
  03-15-37                           6.05           330,000                 313,629
Metropolitan Edison
 Sr Nts
  03-15-10                           4.45           140,000                 136,767
Northern States Power
 Sr Nts
  08-01-09                           6.88           515,000                 528,661

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  25

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Oncor Electric Delivery
Secured
  01-15-15                           6.38%          $75,000                 $75,886
Portland General Electric
  03-15-10                           7.88           230,000(k)              244,896
Potomac Electric Power
 Secured
  06-01-35                           5.40           240,000                 211,055
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                           6.88           160,000                 164,268
Xcel Energy
 Sr Nts
  07-01-08                           3.40           145,000                 142,294
                                                                    ---------------
Total                                                                     5,030,127
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.2%)
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88         2,155,000(d)            2,111,575
HJ Heinz
  12-01-08                           6.43           470,000(d)              475,494
Molson Coors Capital Finance
  09-22-10                           4.85         1,055,000(c)            1,037,205
                                                                    ---------------
Total                                                                     3,624,274
-----------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                           4.00           310,000                 301,009
-----------------------------------------------------------------------------------

GAS PIPELINES (0.7%)
CenterPoint Energy Resources
  02-15-11                           7.75           285,000                 303,152
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80           970,000(k)              996,150
Southern Natural Gas
  04-01-17                           5.90           805,000(d)              777,706
                                                                    ---------------
Total                                                                     2,077,008
-----------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.4%)
UnitedHealth Group
  06-15-37                           6.50           490,000(d)              504,587

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
HEALTH CARE INSURANCE (CONT.)
WellPoint
 Sr Unsub
  01-15-36                           5.85%         $665,000                $602,890
  06-15-37                           6.38           255,000                 251,864
                                                                    ---------------
Total                                                                     1,359,341
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
Centex
 Sr Unsecured
  05-01-16                           6.50           140,000                 127,604
DR Horton
 Sr Unsub
  04-15-16                           6.50           695,000                 631,653
                                                                    ---------------
Total                                                                       759,257
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.4%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95           425,000                 417,650
Canadian Natural Resources
  03-15-38                           6.25           870,000(c)              831,640
XTO Energy
 Sr Nts
  08-01-37                           6.75            60,000                  60,869
                                                                    ---------------
Total                                                                     1,310,159
-----------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Comcast
  03-15-37                           6.45           930,000                 884,569
Comcast MO of Delaware LLC
  09-01-08                           9.00           400,000                 414,371
                                                                    ---------------
Total                                                                     1,298,940
-----------------------------------------------------------------------------------

MEDIA NON CABLE (1.2%)
British Sky Broadcasting Group
  02-23-09                           6.88           850,000(c)              868,011
News America
  12-15-35                           6.40         1,215,000               1,141,112
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13         1,780,000               1,728,456
                                                                    ---------------
Total                                                                     3,737,579
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 26 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

NON CAPTIVE CONSUMER (0.1%)
SLM
  01-15-13                           5.38%         $195,000                $172,938
  10-01-13                           5.00           200,000                 172,958
                                                                    ---------------
Total                                                                       345,896
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
Residential Capital LLC
  06-30-10                           6.38         2,055,000               1,934,515
-----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.2%)
Travelers Companies
 Sr Unsecured
  06-15-37                           6.25           605,000                 567,907
-----------------------------------------------------------------------------------

RAILROADS (0.3%)
Burlington Northern Santa Fe
  05-01-37                           6.15           660,000                 625,508
REITS (0.3%)
 Brandywine Operating Partnership LP
  05-01-17                           5.70           490,000                 472,380
ERP Operating LP
  06-15-17                           5.75           605,000                 588,689
                                                                    ---------------
Total                                                                     1,061,069
-----------------------------------------------------------------------------------

RETAILERS (1.0%)
CVS Caremark
 Sr Unsecured
  06-01-17                           5.75           145,000                 138,796
Home Depot
 Sr Unsecured
  12-16-36                           5.88         1,605,000               1,393,546
Macys Retail Holdings
  07-15-09                           4.80         1,575,000               1,548,541
                                                                    ---------------
Total                                                                     3,080,883
-----------------------------------------------------------------------------------

WIRELINES (3.1%)
AT&T
Sr Nts
  05-15-36                           6.80           520,000                 538,325
Sprint Capital
  03-15-32                           8.75            55,000                  60,440
Telecom Italia Capital
  11-15-33                           6.38           885,000(c)              816,233

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
Telefonica Europe
  09-15-10                           7.75%       $1,560,000(c)           $1,650,180
TELUS
  06-01-11                           8.00         3,727,500(c)            3,991,489
Verizon New York
 Series A
  04-01-12                           6.88         1,900,000               1,982,023
Verizon Pennsylvania
 Series A
  11-15-11                           5.65           665,000                 668,305
                                                                    ---------------
Total                                                                     9,706,995
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $300,949,859)                                                   $299,123,195
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.5%)
NAME OF
ISSUER
AND TITLE                          COUPON       PRINCIPAL
OF ISSUE                            RATE          AMOUNT                   VALUE(A)

TOBACCO
Tobacco Settlement Financing Corporation
Revenue Bonds
Series 2007A-1
06-01-46                             6.71%       $1,480,000              $1,412,527
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $1,467,425)                                                       $1,412,527
-----------------------------------------------------------------------------------

MONEY MARKET FUND (19.8%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 61,324,135(l)          $61,324,135
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $61,324,135)                                                     $61,324,135
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $363,741,419)(m)                                                $361,859,857
===================================================================================

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  27

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $54,995,296.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2007, the value of foreign securities represented 3.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $10,280,670 or 3.3% of net assets.

(e) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2007.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(j) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Treasury Note, Sept. 2007, 2-year                            $10,400,000
U.S. Treasury Note, Sept. 2007, 10-year                             3,700,000
SALE CONTRACTS
U.S. Long Bond, Sept. 2007, 20-year                                 1,200,000
U.S. Treasury Note, Sept. 2007, 5-year                                200,000

(l)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

--------------------------------------------------------------------------------

 28 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

(m) At July 31, 2007, the cost of securities for federal income tax purposes was $364,166,578 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $1,044,685
Unrealized depreciation                                             (3,351,406)
------------------------------------------------------------------------------
Net unrealized depreciation                                        $(2,306,721)
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  29

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $302,417,284)          $300,535,722
   Affiliated money market fund (identified cost
      $61,324,135) (Note 7)                                       61,324,135
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $363,741,419)                                                 361,859,857
Capital shares receivable                                          1,732,203
Accrued interest receivable                                        2,289,498
Receivable for investment securities sold                         17,604,605
Variation margin receivable                                            3,391
----------------------------------------------------------------------------
Total assets                                                     383,489,554
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                     10,572
Dividends payable to shareholders                                    246,535
Capital shares payable                                               104,292
Payable for investment securities purchased                       18,107,229
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                 54,995,296
Unrealized depreciation on swap transactions, at value (Note
   6)                                                                170,408
Accrued investment management services fee                             4,026
Accrued distribution fee                                                 567
Accrued transfer agency fee                                               31
Accrued administrative services fee                                      587
Other accrued expenses                                                60,009
----------------------------------------------------------------------------
Total liabilities                                                 73,699,552
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $309,790,002
============================================================================

--------------------------------------------------------------------------------

 30 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    327,248
Additional paid-in capital                                       314,870,028
Undistributed net investment income                                  (78,744)
Accumulated net realized gain (loss) (Note 9)                     (3,410,267)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies (Notes 5 and 6)                                     (1,918,263)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $309,790,002
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                           $ 39,913,930
                                            Class B                           $ 10,154,475
                                            Class C                           $    587,688
                                            Class I                           $259,104,810
                                            Class R2                          $      4,912
                                            Class R3                          $      4,912
                                            Class R4                          $      9,474
                                            Class R5                          $      4,912
                                            Class W                           $      4,889
Net asset value per share of outstanding    Class A
   capital stock:                           shares(1)            4,212,416    $       9.48
                                            Class B shares       1,070,928    $       9.48
                                            Class C shares          61,965    $       9.48
                                            Class I shares      27,376,402    $       9.46
                                            Class R2 shares            518    $       9.48
                                            Class R3 shares            518    $       9.48
                                            Class R4 shares          1,000    $       9.47
                                            Class R5 shares            518    $       9.48
                                            Class W shares             516    $       9.47
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $9.95. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  31

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                         11,030,002
Income distributions from affiliated money market fund (Note
   7)                                                             1,055,036
---------------------------------------------------------------------------
Total income                                                     12,085,038
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                1,096,973
Distribution fee
   Class A                                                           93,444
   Class B                                                          114,825
   Class C                                                            5,557
   Class R2                                                              16
   Class R3                                                               7
   Class W                                                                8
Transfer agency fee
   Class A                                                           68,221
   Class B                                                           22,251
   Class C                                                            1,062
   Class R2                                                               2
   Class R3                                                               2
   Class R4                                                              90
   Class R5                                                               2
   Class W                                                                7
Service fee -- Class R4                                                  44
Administrative services fees and expenses                           159,975
Plan administration services fee
   Class R2                                                               7
   Class R3                                                               7
   Class R4                                                             111
Compensation of board members                                         4,271
Custodian fees                                                       90,758
Printing and postage                                                 30,055
Registration fees                                                    79,995
Professional fees                                                    35,350
Other                                                                 9,650
---------------------------------------------------------------------------
Total expenses                                                    1,812,690
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                      (313,935)
---------------------------------------------------------------------------
                                                                  1,498,755
   Earnings and bank fee credits on cash balances (Note 2)           (3,105)
---------------------------------------------------------------------------
Total net expenses                                                1,495,650
---------------------------------------------------------------------------
Investment income (loss) -- net                                  10,589,388
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

 32 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $    (9,600)
   Foreign currency transactions                                      9,539
   Futures contracts                                                205,518
   Swap transactions                                               (106,013)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                              99,444
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                            227,306
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               326,750
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $10,916,138
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  33

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ 10,589,388    $  7,875,418
Net realized gain (loss) on investments                         99,444      (3,334,965)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                           227,306      (1,626,948)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               10,916,138       2,913,505
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (1,661,080)     (1,346,770)
      Class B                                                 (422,424)       (363,823)
      Class C                                                  (20,374)        (16,869)
      Class I                                               (8,585,459)     (6,020,734)
      Class R2                                                    (121)            N/A
      Class R3                                                    (129)            N/A
      Class R4                                                  (4,185)         (3,966)
      Class R5                                                    (144)            N/A
      Class W                                                     (142)            N/A
   Net realized gain
      Class A                                                       --         (10,474)
      Class B                                                       --          (3,920)
      Class C                                                       --            (158)
      Class I                                                       --         (42,743)
      Class R4                                                      --             (30)
--------------------------------------------------------------------------------------
Total distributions                                        (10,694,058)     (7,809,487)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 34 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31,                                           2007            2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                $ 15,225,958    $ 18,529,854
   Class B shares                                            5,099,082       6,000,039
   Class C shares                                              287,282         266,911
   Class I shares                                          120,023,256      95,959,205
   Class R2 shares                                               5,000             N/A
   Class R3 shares                                               5,000             N/A
   Class R4 shares                                              91,190              --
   Class R5 shares                                               5,000             N/A
   Class W shares                                                5,000             N/A
Reinvestment of distributions at net asset value
   Class A shares                                            1,481,215       1,165,583
   Class B shares                                              389,581         333,536
   Class C shares                                               18,738          15,565
   Class I shares                                            8,481,913       5,968,439
   Class R4 shares                                               3,799           3,571
Payments for redemptions
   Class A shares                                          (13,285,763)    (22,260,950)
   Class B shares (Note 2)                                  (6,200,217)     (7,088,319)
   Class C shares (Note 2)                                    (290,569)       (290,859)
   Class I shares                                          (44,053,924)    (36,878,152)
   Class R4 shares                                            (188,059)            (10)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             87,103,482      61,724,413
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     87,325,562      56,828,431
Net assets at beginning of year                            222,464,440     165,636,009
--------------------------------------------------------------------------------------
Net assets at end of year                                 $309,790,002    $222,464,440
======================================================================================
Undistributed net investment income                       $    (78,744)   $    122,400
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3, and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class W shares.

At July 31, 2007, Ameriprise Financial, RiverSource Life Insurance Company, a wholly-owned subsidiary of Ameriprise Financial and the affiliated funds-of-funds owned approximately 84% of the total outstanding Fund shares.

--------------------------------------------------------------------------------

 36 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  37

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2007, the Fund has entered into outstanding when-issued securities of $43,991,346 and other forward-commitments of $11,003,950.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund

--------------------------------------------------------------------------------

 38 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  39

"Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." At July 31, 2007, the Fund had no outstanding forward sale commitments.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

 40 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $96,474 and accumulated net realized loss has been decreased by $96,474.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $1,661,080    $1,357,244
      Long-term capital gain....................            --            --
CLASS B
Distributions paid from:
      Ordinary income...........................       422,424       367,743
      Long-term capital gain....................            --            --
CLASS C
Distributions paid from:
      Ordinary income...........................        20,374        17,027
      Long-term capital gain....................            --            --
CLASS I
Distributions paid from:
      Ordinary income...........................     8,585,459     6,063,477
      Long-term capital gain....................            --            --
CLASS R2(A)
Distributions paid from:
      Ordinary income...........................           121           N/A
      Long-term capital gain....................            --           N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income...........................           129           N/A
      Long-term capital gain....................            --           N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income...........................         4,185         3,966
      Long-term capital gain....................            --            --

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  41

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS R5(A)
Distributions paid from:
      Ordinary income...........................           144           N/A
      Long-term capital gain....................            --           N/A
CLASS W(C)
Distributions paid from:
      Ordinary income...........................           142           N/A
      Long-term capital gain....................            --           N/A

(a)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $   378,829
Undistributed accumulated long-term gain...................    $        --
Accumulated realized loss..................................    $(2,830,266)
Unrealized appreciation (depreciation).....................    $(2,709,302)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

--------------------------------------------------------------------------------

 42 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007, was 0.48% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $3,868 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  43

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Funds average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

--------------------------------------------------------------------------------

 44 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $101,452 for Class A, $15,438 for Class B and $114 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.54% for Class I, 1.30% for Class R2, 1.05% for Class R3, 0.73% for Class R4, 0.55% for Class R5 and 0.95% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C, Class R2, Class R3, Class R4, Class R5, and Class W were $30,843, $9,621, $458, $1, $1, $77, $2 and $1, respectively, and the management fees waived at the Fund level were $272,931. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I, 1.30% for Class R2, 1.05% for Class R3, 0.73% for Class R4, 0.55% for Class R5 and 0.95% for Class W of the Fund's average daily net assets. Effective August 1, 2007, the Investment Manager and its affiliates have contractually agreed to wave certain fees and expenses (excluding fees and expenses of acquired funds) such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.50% for Class I, 1.30% for Class R2, 1.05% for Class R3, 0.77% for Class R4, 0.55% for Class R5 and 0.95% for Class W of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $3,105 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $863,227,222 and $791,864,523, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  45

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JULY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                            NET
                                SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------------
Class A                       1,595,525       154,847       (1,389,995)          360,377
Class B                         532,271        40,687         (650,636)          (77,678)
Class C                          30,029         1,958          (30,399)            1,588
Class I                      12,642,580       888,099       (4,616,870)        8,913,809
Class R2(a)                         518            --               --               518
Class R3(a)                         518            --               --               518
Class R4(b)                       9,495           396          (19,605)           (9,714)
Class R5(a)                         518            --               --               518
Class W(c)                          516            --               --               516
---------------------------------------------------------------------------------------------

                                                 YEAR ENDED JULY 31, 2006
                                            ISSUED FOR
                                            REINVESTED                            NET
                                SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------------
Class A                       1,936,566       122,246       (2,314,283)         (255,471)
Class B                         625,431        34,948         (741,998)          (81,619)
Class C                          27,931         1,630          (30,424)             (863)
Class I                      10,067,076       627,362       (3,874,552)        6,819,886
Class R4(b)                          --           374               (1)              373
---------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $118,597 that were pledged as collateral to cover initial margin deposits on 89 open purchase contracts and 14 open sale contracts. The notional market value of the open purchase contracts at July 31, 2007 was $14,631,360 with a net unrealized gain of $154,843. The notional market value of the open sale contracts at July 31, 2007 was $4,695,750 with a net unrealized loss of $21,136. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------

 46 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

6. SWAP CONTRACTS

At July 31, 2007, the Fund had the following open CMBS total return swap contracts:

                                                                      UNREALIZED
                                      TERMINATION      NOTIONAL      APPRECIATION
                                          DATE          AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------
Receive total return on Lehman
Brothers Aaa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 0.25%.
Counterparty: Wachovia                Oct. 1, 2007    $2,725,000      $ (16,781)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.20%.
Counterparty: Citigroup               Nov. 1, 2007       650,000        (35,512)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.10%.
Counterparty: Citigroup               Dec. 1, 2007       650,000        (35,568)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.05%.
Counterparty: Wachovia                Dec. 1, 2007       600,000        (32,787)
Receive spread on Lehman Brothers
Baa 8.5+ Commercial
Mortgage-Backed Securities Index
plus 1.00% times notional amount
plus spread return amount, if such
amount is positive, and pay the
absolute value of the spread
return amount, if such amount is
negative.
Counterparty: Citigroup               Jan. 1, 2008       200,000        (14,268)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR plus 1.10%.
Counterparty: Wachovia                Jan. 1, 2008       650,000        (35,492)
----------------------------------------------------------------------------------
Total                                                                 $(170,408)
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  47

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $196,644,362 and $135,320,227, respectively, for the year ended July 31, 2007.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

9. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $2,158,756 at July 31, 2007, that if not offset by capital gains will expire as follows:

  2014        2015
$526,700   $1,632,056

The Fund also had a post-October loss of $671,510 at July 31, 2007.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they

--------------------------------------------------------------------------------

 48 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  49
procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 50 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.46          $9.72          $9.62          $9.49          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .42(c)         .36            .31            .26            .02
Net gains (losses) (both realized and
 unrealized)                                .02           (.26)           .11            .13           (.45)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .44            .10            .42            .39           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.42)          (.36)          (.32)          (.26)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48          $9.46          $9.72          $9.62          $9.49
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $40            $36            $40            $65            $51
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .89%           .90%           .94%           .97%           .96%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.39%          3.84%          3.09%          2.61%          1.80%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.75%          1.13%          4.32%          4.06%         (4.31%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.09%, 1.12%, 1.04%, 1.06% and 2.56% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  51

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.47          $9.72          $9.62          $9.50          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35(c)         .29            .23            .18            .01
Net gains (losses) (both realized and
 unrealized)                                .01           (.25)           .11            .12           (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .04            .34            .30           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.29)          (.24)          (.18)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48          $9.47          $9.72          $9.62          $9.50
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $10            $11            $12             $8             $2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.65%          1.66%          1.69%          1.74%          1.73%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.62%          3.09%          2.39%          1.87%          1.37%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.85%           .42%          3.56%          3.18%         (4.28%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.85%, 1.89%, 1.83%, 1.83% and 3.32% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.47          $9.72          $9.62          $9.50          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35(c)         .29            .23            .18            .01
Net gains (losses) (both realized and
 unrealized)                                .01           (.26)           .11            .12           (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .03            .34            .30           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.28)          (.24)          (.18)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48          $9.47          $9.72          $9.62          $9.50
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.65%          1.67%          1.69%          1.72%          1.64%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.63%          3.07%          2.40%          1.88%          1.51%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.85%           .42%          3.55%          3.17%         (4.28%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.85%, 1.89%, 1.84%, 1.81% and 3.32% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  53

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.45          $9.71          $9.61          $9.79
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .45(c)         .39            .33            .12
Net gains (losses) (both realized and
 unrealized)                                .02           (.26)           .11           (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .47            .13            .44           (.06)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.46)          (.39)          (.34)          (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.46          $9.45          $9.71          $9.61
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $259           $174           $113            $63
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .54%           .58%           .70%           .70%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.75%          4.22%          3.42%          3.03%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.01%          1.47%          4.58%          (.72%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.66%, 0.69%, 0.72% and 0.73% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 54 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24(c)
Net gains (losses) (both realized and
 unrealized)                               (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .06
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.23)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.30%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.04%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .67%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.45% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  55

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .26(c)
Net gains (losses) (both realized and
 unrealized)                               (.19)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .07
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.24)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.05%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.29%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .83%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.18% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 56 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.46          $9.72          $9.62          $9.49          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .43(c)         .38            .32            .27            .02
Net gains (losses) (both realized and
 unrealized)                                .02           (.26)           .11            .13           (.45)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .45            .12            .43            .40           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.44)          (.38)          (.33)          (.27)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.47          $9.46          $9.72          $9.62          $9.49
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .73%           .74%           .78%           .80%           .82%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.43%          4.01%          3.36%          2.78%          2.01%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.81%          1.28%          4.49%          4.23%         (4.30%)(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.93%, 0.94%, 0.92%, 0.89% and 2.40% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  57

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .29(c)
Net gains (losses) (both realized and
 unrealized)                               (.19)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .10
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .55%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.78%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           1.14%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 0.71% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 58 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.69
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .28(c)
Net gains (losses) (both realized and
 unrealized)                               (.23)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .05
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.47
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .95%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.41%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .58%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.08% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

OF RIVERSOURCE CORE BOND FUND:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Core Bond Fund (the
Fund), one of the portfolios constituting the RiverSource Bond Series, Inc. as of July 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Core Bond Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                      ERNST & YOUNG LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

 60 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

SENIOR LOANS (88.4%)(i)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
AEROSPACE & DEFENSE (1.4%)
Axle Tech Intl
 2nd Lien Term Loan
  04-21-13                             11.86%       $500,000                  $498,125
Axle Tech Intl
 Tranche B Term Loan
  10-21-12                         7.32-7.36       1,865,672                 1,858,674
Communications & Power Inds
 Term Loan
  07-23-10                         7.50-9.50         979,507                   959,917
Hawker Beechcraft
 Letter of Credit
  03-28-14                              5.26         156,028                   146,667
Hawker Beechcraft
 Tranche B Term Loan
  03-28-14                         7.32-7.36       1,839,362                 1,750,852
Midwestern Aircraft
 Tranche B Term Loan
  12-31-11                              7.11       1,013,089                 1,015,622
Standard Aero
 Tranche B Term Loan
  08-24-12                              7.57         248,219                   240,773
TransDigm
 Term Loan
  05-26-13                              7.36       1,300,000                 1,288,625
Wesco Aircraft Hardware
 1st Lien Term Loan
  09-29-13                              7.61         785,333                   762,268
Wesco Aircraft Hardware
 2nd Lien Term Loan
  03-29-14                             11.11         775,000                   744,000
                                                                       ---------------
Total                                                                        9,265,523
--------------------------------------------------------------------------------------

AIRLINES (1.7%)
American Airlines
 1st Lien Term Loan
  12-17-10                         7.36-7.41       2,393,939                 2,294,447
Delta Airlines
 2nd Lien Term Loan
  04-30-14                              8.61       1,825,000                 1,774,046

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
AIRLINES (CONT.)
Delta Airlines
 Synthetic Revolver Term Loan
  04-30-12                              7.36%     $2,173,500                $2,024,072
United Airlines
 Term Loan
  02-01-14                              7.38       2,750,000                 2,548,343
US Airways Group
 Term Loan
  03-19-14                              7.86       2,850,000                 2,708,696
                                                                       ---------------
Total                                                                       11,349,604
--------------------------------------------------------------------------------------

AUTOMOTIVE (4.5%)
Accuride
 Tranche B Term Loan
  01-31-12                              7.38       1,107,727                 1,071,039
Cooper Standard Auto
 Tranche D Term Loan
  12-23-11                              7.88         492,500                   480,188
Dana
 Debtor in Possession Term Loan
  09-03-07                              7.88       1,175,000(k)              1,175,544
Delphi
 Tranche B
 Debtor in Possession Term Loan
  12-31-07                              7.63       2,500,000(k)              2,441,675
Dura Operating
 2nd Lien Term Loan
  05-03-11                             10.07         500,000                   480,000
Dura Operating
 Tranche B
 Debtor in Possession Term Loan
  12-31-07                              8.57       1,850,676(k)              1,833,094
Dura Operating
 Letter of Credit
  12-31-07                              8.57         224,324                   222,530
Federal Mogul
 Tranche B
 Debtor in Possession Term Loan
  12-31-07                              7.07       2,875,000(k)              2,819,311

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
AUTOMOTIVE (CONT.)
Goodyear Engineered Product
Delayed Draw Term Loan
  07-13-14                              2.50%       $150,000(b)               $149,625
Goodyear Engineered Product
 Term Loan
  07-13-14                              2.50       1,050,000(b)              1,029,000
Goodyear Tire & Rubber
 2nd Lien Term Loan
  04-30-14                              6.85       1,850,000                 1,743,625
Mark IV
 2nd Lien Term Loan
  12-21-11                       11.07-11.13       1,000,000                   963,330
Mark IV
 Tranche B 1st Lien Term Loan
  06-23-11                         7.82-7.89         867,151                   851,976
Metaldyne
 Letter of Credit
  08-18-11                         3.90-9.13         304,167                   298,083
Metaldyne
 Tranche B Term Loan
  01-11-14                              9.13       2,068,333                 2,026,967
Motorsports Aftermarket
 1st Lien Term Loan
  11-01-13                              7.86       1,268,625                 1,255,939
Navistar
 Letter of Credit
  01-19-12                         5.17-8.61       1,186,667                 1,154,033
Navistar
 Term Loan
  01-19-12                              8.61       3,263,333                 3,140,957
Oshkosh Truck
 Tranche B Term Loan
  12-06-13                              7.11       1,492,500                 1,429,069
Plastech Engineered Products
 1st Lien Term Loan
  02-12-13                             10.88         820,875                   783,936
TRW Automotive Acquisition
 Term Loan
  05-13-13                              6.88       2,325,000                 2,263,969
Visteon
 Term Loan
  06-05-13                              8.38       2,250,000                 2,041,875

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
AUTOMOTIVE (CONT.)
Visteon
 Term Loan
  12-13-13                              8.38%     $1,125,000                $1,033,121
                                                                       ---------------
Total                                                                       30,688,886
--------------------------------------------------------------------------------------

BANKING (0.1%)
Ashtead Group
 Term Loan
  08-31-11                              7.13         950,000                   929,224
--------------------------------------------------------------------------------------

BUILDING MATERIALS (0.7%)
Builders Materials
 Term Loan
  03-19-14                              8.13       1,343,258                 1,242,514
Jacuzzi Brands
 Letter of Credit
  02-07-14                              5.25         162,162                   149,189
Jacuzzi Brands
 Term Loan
  02-07-14                         7.57-7.63       1,834,189                 1,673,698
Nortek
 Tranche B Term Loan
  08-27-11                         7.61-9.50         987,310                   952,754
TE/Tousa
 Term Loan
  08-01-08                              8.25       1,000,000                 1,005,000
                                                                       ---------------
Total                                                                        5,023,155
--------------------------------------------------------------------------------------

CHEMICALS (4.5%)
Brenntag Holding
 Tranche B2 Term Loan
  01-17-14                              7.39         401,818(c)                405,334
Brenntag
 Term Loan
  01-17-14                              7.39          98,182(c)                 95,236
Celanese
 Term Loan
  04-06-14                              7.11         892,750(c)                843,649
Cognis Deutschland
 1st Lien Term Loan
  09-15-13                              7.36       3,050,000(c)              2,893,688
Georgia Gulf
 Tranche B Term Loan
  10-13-13                              7.82       1,926,359                 1,849,305

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  15

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
CHEMICALS (CONT.)
Hercules
Tranche B Term Loan
  10-08-10                              6.82%     $1,528,205                $1,495,731
Hexion Specialty Chemicals
 Tranche C1 Term Loan
  05-05-13                              7.63       1,524,981                 1,480,314
Hexion Specialty Chemicals
 Tranche C2 Term Loan
  05-05-13                              7.63         331,269                   314,318
Hexion Specialty Chemicals
 Tranche C4 Term Loan
  05-05-13                              7.63       1,463,938                 1,389,028
Huntsman Intl LLC
 Tranche B Term Loan
  08-16-12                              7.07       1,206,761                 1,172,971
Ineos Group Holdings
 Tranche A4 Term Loan
  12-16-12                         7.58-7.59       2,208,645(c)              2,134,103
Ineos Group Holdings
 Tranche B2 Term Loan
  06-30-09                              7.58         195,273(c)                189,658
Ineos Group Holdings
 Tranche C2 Term Loan
  12-16-14                              8.08         195,273(c)                190,758
Invista Canada
 Tranche B2 Term Loan
  04-29-11                         6.85-6.86         887,021                   849,323
Invista SARL
 Tranche B1 Term Loan
  04-29-11                              6.86       1,638,030                 1,568,414
ISP Chemco
 Tranche B Term Loan
  06-01-14                              7.13       1,532,019                 1,447,758
Kraton Polymers
 Term Loan
  05-12-13                              7.38       1,346,430                 1,299,305
Lyondell Chemical
 Term Loan
  08-16-13                              6.86       1,439,125                 1,405,550
MacDermid
 Term Loan
  04-07-14                              7.36       1,097,250                 1,082,624
Millinium Chemicals
 1st Lien Term Loan
  05-15-14                              7.61       1,450,000                 1,416,476

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
CHEMICALS (CONT.)
Millenium Chemicals
 2nd Lien Term Loan
  11-15-14                             11.11%       $825,000                  $805,926
Nalco
 Tranche B Term Loan
  11-01-10                         7.07-7.12         828,189                   811,112
Rockwood Specialties
 Tranche E Term Loan
  12-13-13                              6.86       2,594,438                 2,516,605
Solutia
 Tranche B
 Debtor in Possession Term Loan
  03-31-08                              8.36       3,429,928(k)              3,378,478
                                                                       ---------------
Total                                                                       31,035,664
--------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.5%)
Chart Holdings
 1st Lien Term Loan
  10-17-12                              7.38         618,596                   606,224
Flowserve
 Tranche B Term Loan
  08-10-12                              6.88       2,893,292                 2,847,490
Nacco Materials
 Term Loan
  05-15-13                         7.32-7.36         990,000                   970,200
Neff
 2nd Lien Term Loan
  11-30-14                              8.90       2,300,000                 2,150,500
Terex
 Term Loan
  07-14-13                              7.11       1,725,231                 1,707,979
United Rentals
 Term Loan
  02-14-11                              7.32         557,518                   544,277
United Rentals
 Tranche B Term Loan
  02-14-11                              5.32         254,418                   249,330
Xerium Technologies
 Tranche B Term Loan
  05-18-12                              8.11       1,211,480                 1,163,020
                                                                       ---------------
Total                                                                       10,239,020
--------------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.9%)
Acco Brands
 Tranche D Term Loan
  08-17-12                              7.11       1,119,549                 1,069,170

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
CONSUMER PRODUCTS (CONT.)
Amscan Holdings
Term Loan
  05-25-13                         7.57-7.62%     $1,820,438                $1,711,211
Chattem
 Tranche B Term Loan
  01-02-13                         7.09-7.11         706,875                   685,669
Fender Musical Instruments
 Delayed Draw Term Loan
  06-07-12                              0.00         566,667(b,j)              568,083
Fender Musical Instruments
 Term Loan
  06-07-12                              7.65       1,133,333                 1,088,000
Huish Detergents
 2nd Lien Term Loan
  11-07-14                              9.57       1,200,000                 1,056,000
Huish Detergents
 Term Loan
  04-26-14                              7.32       1,050,000                   945,000
Jarden
 Tranche B1 Term Loan
  01-24-12                              7.11       1,589,864                 1,555,793
Simmons
 Tranche D Term Loan
  12-19-11                         7.38-7.44       2,681,019                 2,639,142
Spectrum Brands
 Letter of Credit
  04-04-13                              5.17          66,452                    64,209
Spectrum Brands
 Tranche B2 Term Loan
  04-04-13                              9.32         239,227                   224,873
Visant
 Tranche C Term Loan
  10-04-11                              7.33         844,846                   828,160
Weight Watchers Intl
 1st Lien Term Loan
  01-31-14                              6.88         597,000                   585,060
                                                                       ---------------
Total                                                                       13,020,370
--------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (4.2%)
Alixpartners LLC
 Tranche B Term Loan
  10-12-13                              7.61       2,164,125                 2,120,843
Blount
 Tranche B Term Loan
  08-09-10                         7.07-7.11       1,939,226                 1,923,479

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
DIVERSIFIED MANUFACTURING (CONT.)
Coinmach
 Tranche B1 Term Loan
  12-19-12                              7.88%       $180,717                  $179,135
Contech
 Term Loan
  01-31-13                         7.32-7.34       2,262,378                 2,239,754
Foamex LP
 Tranche B Term Loan
  02-12-13                         7.57-7.61         776,471                   729,882
Generac
 2nd Lien Term Loan
  05-10-14                             11.35         650,000                   512,688
General Power Systems
 Term Loan
  11-09-13                              7.86         891,000                   810,810
GenTek
 1st Lien Term Loan
  02-28-11                         7.32-7.36       1,220,619                 1,184,000
GPX Intl Tire
 Tranche B Term Loan
  04-06-12                        8.36-10.25         987,500                   948,000
Hillman Group
 Tranche B Term Loan
  03-31-11                              8.38       1,977,475                 1,982,418
Invensys
 Tranche A Term Loan
  12-14-12                              7.36         527,083(c)                519,177
Invensys
 Tranche B Term Loan
  01-15-11                              7.36         622,917(c)                613,573
Itron
 Term Loan
  04-18-14                              7.36       1,645,875                 1,615,015
Johnson Diversey
 Tranche B Term Loan
  12-16-11                              7.86         515,520                   498,766
Maxim Crane Works LP
 Tranche B Term Loan
  06-29-14                         7.32-7.36       1,000,000                   972,500
New Customer Service
 Term Loan
  05-22-14                         2.86-7.86       1,963,910                 1,855,895
Petroleum Geo-Services
 Term Loan
  12-16-12                         7.61-7.62         897,750                   868,573

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  17

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
DIVERSIFIED MANUFACTURING (CONT.)
Rexnord Holdings
Tranche B Term Loan
  07-21-13                         7.84-7.86%     $1,448,361                $1,390,426
Rexnord
 Incremental Term Loan
  07-19-13                              7.64       1,299,779                 1,286,781
RSC Holding III
 2nd Lien Term Loan
  11-30-13                              8.86       1,412,617                 1,398,491
Sensus Metering Systems
 Tranche B1 Term Loan
  12-17-10                         7.36-7.38       1,912,774                 1,855,390
Sensus Metering Systems
 Tranche B2 Term Loan
  12-31-10                         7.36-7.38         179,879                   178,080
TriMas
 Letter of Credit
  08-02-11                         7.59-7.61       1,494,953                 1,480,004
TriMas
 Tranche B1 Term Loan
  07-18-13                              7.57          93,750                    92,813
Wire Rope Corp of America
 Delayed Draw Term Loan
  01-29-14                              0.75         274,286(b,j)              268,800
  01-29-14                              7.59         182,400                   178,752
Wire Rope Corp of America
 Term Loan
  01-29-14                              7.61       1,140,000                 1,117,200
                                                                       ---------------
Total                                                                       28,821,245
--------------------------------------------------------------------------------------

ELECTRIC (5.1%)
AES
 Term Loan
  08-10-11                         7.19-7.25       1,571,429                 1,520,357
ANP Funding I LLC
 Tranche A 2nd Lien Term Loan
  07-29-10                              8.86         174,357                   172,613
Bicent Power
 Term Loan
  07-12-14                              7.36         200,000                   197,000
Boston Generating LLC
 Letter of Credit
  12-20-13                              5.24         224,138                   217,078

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
ELECTRIC (CONT.)
Boston Generating LLC
 Revolver
  12-20-13                              5.24%        $62,759                   $60,782
Boston Generating LLC
 Tranche B Term Loan
  12-20-13                              7.61       1,008,038                   967,212
Calpine
 Tranche B
 Debtor in Possession Term Loan
  03-29-09                              7.61       5,062,313(k)              4,809,196
Cogentrix
 Term Loan
  04-14-12                              6.86       1,185,618                 1,172,777
Coleto Creek Power
 2nd Lien Term Loan
  06-30-12                              9.36         693,000                   665,280
Enersys
 Term Loan
  03-17-11                         7.07-7.15       1,977,328(c)              1,927,895
HCP Acquisition
 1st Lien Term Loan
  02-13-14                              7.59       1,094,500                 1,091,764
HCP Acquisition
 2nd Lien Term Loan
  02-13-15                              9.61       1,200,000                 1,200,000
La Paloma
 2nd Lien Term Loan
  08-16-13                              8.86       2,777,778                 2,729,167
LS Power
 2nd Lien Term Loan
  05-01-15                              9.11         700,000                   647,500
LS Power
 Term Loan
  05-01-14                              7.36       1,036,750                   969,361
Metcalf Energy Center
 Term Loan
  06-20-10                              8.36       3,000,000                 3,014,999
NE Energy
 2nd Lien Term Loan
  05-01-14                              9.88       1,000,000                 1,010,000
NE Energy
 Letter of Credit
  11-01-13                              7.86         179,675                   175,857

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
ELECTRIC (CONT.)
NE Energy
Tranche B Term Loan
  11-01-13                              7.86%     $1,512,724                $1,473,015
NRG Energy
 Letter of Credit
  02-01-13                              7.11         751,240                   715,556
NRG Energy
 Term Loan
  02-01-13                              7.11       1,809,564                 1,738,322
  06-08-14                              0.50         606,771(b,j)              585,534
Reliant Energy
 Letter of Credit
  06-30-14                              5.19       1,650,000                 1,567,500
TPF Generation Holdings LLC
 2nd Lien Term Loan
  12-15-14                              9.61       2,525,000                 2,461,875
TPF Generation Holdings LLC
 Letter of Credit
  12-15-13                              7.37         120,434                   115,617
TPF Generation Holdings LLC
 Revolver
  12-15-11                              7.37          37,754                    36,244
TPF Generation Holdings LLC
 Term Loan
  12-15-13                              7.36         636,378                   613,042
USPF Holdings LLC
 Term Loan
  04-11-14                         7.08-7.09       2,725,000                 2,721,594
                                                                       ---------------
Total                                                                       34,577,137
--------------------------------------------------------------------------------------

ENTERTAINMENT (2.3%)
AMC Entertainment
 Term Loan
  01-26-13                              7.07       1,718,659                 1,653,144
AMF Bowling Worldwide
 Term Loan
  06-12-13                              7.82       1,275,000                 1,224,000
Cedar Fair
 Tranche B Term Loan
  08-30-12                              7.32         673,000                   648,005
Cinemark USA
 Term Loan
  10-05-13                         7.04-7.15       2,208,313                 2,124,573

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
ENTERTAINMENT (CONT.)
Hit Entertainment
 2nd Lien Term Loan
  02-26-13                             10.86%       $500,000                  $487,500
Hit Entertainment
 Term Loan
  03-20-12                              7.34       1,984,847                 1,910,415
MGM Holdings II
 Tranche B1 Term Loan
  04-08-12                              8.61       2,842,875                 2,741,015
Natl CineMedia LLC
 Term Loan
  02-13-15                              7.11         875,000                   837,445
Regal Cinemas
 Tranche B Term Loan
  10-27-13                              6.86         966,426                   928,977
Six Flags Theme Parks
 Tranche B Term Loan
  04-30-15                              7.61       3,025,000                 2,801,149
Warner Music Group
 Tranche B Term Loan
  02-28-11                              7.36         387,634                   375,521
                                                                       ---------------
Total                                                                       15,731,744
--------------------------------------------------------------------------------------

ENVIRONMENTAL (0.9%)
Allied Waste North America
 Term Loan
  03-28-14                         7.06-7.14       1,326,034                 1,281,837
Allied Waste North America
 Credit Linked Deposit
  03-28-14                              5.32         650,000                   627,250
EnviroSolutions Real Property
 Term Loan
  07-07-12                              8.89         699,713                   701,462
Synagro Technologies
 2nd Lien Term Loan
  09-30-14                             10.11       1,650,000                 1,567,500
Synagro Technologies
 Term Loan
  04-02-14                              7.36       2,000,000                 1,900,000
                                                                       ---------------
Total                                                                        6,078,049
--------------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.2%)
Advance Food
 Delayed Draw Term Loan
  03-31-08                              0.75         255,556(b,j)              242,139

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  19

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
FOOD AND BEVERAGE (CONT.)
Advance Food
Tranche B Term Loan
  03-16-14                              7.11%       $892,208                  $845,367
Aramark
 Letter of Credit
  01-26-14                              7.36         148,211                   139,936
Aramark
 Term Loan
  01-20-14                              7.36       2,106,658                 1,982,007
B&G Foods
 Tranche C Term Loan
  02-23-13                              7.36         621,739                   609,304
Best Brands
 Tranche B Term Loan
  12-12-12                              8.07         754,345                   712,856
Birds Eye Foods
 Term Loan
  03-22-13                              7.11         907,375                   877,885
Bumble Bee Seafoods LLC
 Term Loan
  05-02-12                              7.11       2,000,000                 1,920,000
Chiquita Brands LLC
 Tranche C Term Loan
  06-28-12                              8.38       2,025,815                 1,971,118
Constellation Brands
 Tranche B Term Loan
  06-05-13                              6.88       1,931,373                 1,881,080
Dean Foods
 Tranche B Term Loan
  04-02-14                              6.86       1,596,000                 1,538,145
Del Monte
 Tranche B Term Loan
  02-08-12                              6.82       2,800,049                 2,695,048
FSB Global
 2nd Lien Term Loan
  03-29-14                             11.13         525,000                   525,000
FSB Global
 Tranche B Term Loan
  09-29-13                              7.88         500,000                   498,125
OSI Group
 Term Loan
  09-02-11                              7.36       1,358,397                 1,304,061
Restaurant Company
 Tranche B Term Loan
  05-03-13                        8.11-10.00         990,000                   967,725

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
FOOD AND BEVERAGE (CONT.)
THL Food Products
 Tranche B1 Term Loan
  11-21-10                              7.36%     $1,448,629                $1,416,034
United Agricultural Products
 Term Loan
  06-01-12                              7.36       1,014,750                   974,160
William Bolthouse Farms
 Tranche B Term Loan
  12-16-12                              7.63         492,500                   480,188
                                                                       ---------------
Total                                                                       21,580,178
--------------------------------------------------------------------------------------

GAMING (4.1%)
BLB Worldwide Holdings
 1st Lien Term Loan
  07-18-11                         7.82-7.88       2,469,816                 2,445,117
Cannery Casino
 2nd Lien Term Loan
  05-18-14                              9.61       1,000,000                   965,000
Cannery Casino
 Delayed Draw Term Loan
  05-18-13                              2.25         757,480(b,j)              727,181
  05-18-13                              7.61          72,835                    69,921
Cannery Casino
 Term Loan
  05-18-13                              7.61       1,019,685                   978,898
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-05-14                              2.00         933,333(b,j)              865,667
Fontainebleau Las Vegas
 Term Loan
  06-05-14                              8.61       1,866,667                 1,768,667
Golden Nugget
 2nd Lien Term Loan
  06-22-14                              8.57       2,025,000                 1,878,188
Golden Nugget
 Delayed Draw Term Loan
  06-22-14                              0.00       1,163,636(b,j)            1,154,909
Golden Nugget
 Term Loan
  06-22-14                              7.32       2,036,364                 1,909,091
Greektown Casino LLC
 Delayed Draw Term Loan
  12-03-12                              3.25         300,000(b,j)              294,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
GAMING (CONT.)
Greektown Casino LLC
Tranche B Term Loan
  12-03-12                              7.85%       $299,700                  $293,706
Green Valley Ranch
 2nd Lien Term Loan
  08-16-14                              8.61       1,400,000                 1,334,662
Green Valley Ranch
 Term Loan
  02-16-14                         7.32-7.36         816,966                   792,048
Greenwood Racing
 Term Loan
  11-28-11                              7.57       1,019,875                   973,981
Herbst Gaming
 Delayed Draw Term Loan
  01-03-14                              7.24         399,000                   383,040
Herbst Gaming
 Term Loan
  01-03-14                              7.24         796,000                   764,160
Isle of Capri Casinos Black Hawk
 Delayed Draw Term Loan
  01-18-15                              1.75         352,941                   335,294
Isle of Capri Casinos Black Hawk
 Term Loan
  01-18-15                              1.75         882,353                   838,235
Isle of Capri Casinos Black Hawk
 Tranche A Delayed Draw Term Loan
  01-18-15                              1.75         264,706(b)                264,706
Penn Natl Gaming
 Tranche A Term Loan
  10-03-11                              6.86         558,140                   552,212
Penn Natl Gaming
 Tranche B Term Loan
  10-03-12                              7.11         492,481                   481,400
Pinnacle Entertainment
 Delayed Draw Term Loan
  12-14-11                              2.25       1,595,455(b)              1,515,682
Seminole Tribe of Florida
 Tranche B1 Delayed Draw Term Loan
  03-03-14                              0.75         124,696(b,j)              118,150
  03-03-14                              6.88         124,967                   118,150
Seminole Tribe of Florida
 Tranche B2 Delayed Draw Term Loan
  03-03-14                              6.88         841,700                   801,720

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
GAMING (CONT.)
Seminole Tribe of Florida
 Tranche B3 Delayed Draw Term Loan
  03-05-14                              6.88%       $833,907                  $790,127
Venetian Casino Resort
 Delayed Draw Term Loan
  05-18-14                              0.00         730,000(b,j)              689,244
Venetian Casino Resort
 Term Loan
  05-18-14                              7.11       2,920,000                 2,757,589
Venetian Macao
 Tranche B Term Loan
  05-23-13                              7.61       1,250,000                 1,206,875
                                                                       ---------------
Total                                                                       28,067,620
--------------------------------------------------------------------------------------

GAS PIPELINES (1.5%)
Callon Petroleum
 Term Loan
  04-19-14                             12.32       2,975,000                 3,004,749
CGG -- Compagnie
 Term Loan
  01-12-14                              7.36       1,208,250(c)              1,147,838
Coffeyville Resources
 Letter of Credit
  12-28-10                              5.25         133,784                   125,757
Coffeyville Resources
 Tranche D Term Loan
  12-28-13                         8.25-8.36         687,764                   649,367
El Paso
 Letter of Credit
  07-11-11                              5.22         475,000                   459,563
Hercules Offshore
 Term Loan
  07-13-13                              7.11       1,000,000                   960,000
Kinder Morgan
 Tranche B Term Loan
  05-30-14                              6.82       4,125,000                 3,934,218
                                                                       ---------------
Total                                                                       10,281,492
--------------------------------------------------------------------------------------

HEALTH CARE (7.6%)
Advanced Medical Optics
 Term Loan
  04-02-14                         7.09-7.11       2,992,500                 2,925,169
AGA Medical
 Tranche B Term Loan
  04-28-13                              7.36       2,087,745                 2,045,990

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  21

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
HEALTH CARE (CONT.)
AMN Healthcare Services
Term Loan
  11-02-11                              7.11%       $960,851                  $922,417
Biomet
 Term Loan
  07-12-14                              3.00       1,475,000(b)              1,404,938
Carestream Health
 Term Loan
  04-10-13                         7.32-7.36       2,000,000(b)              1,900,000
  04-10-13                         7.32-7.36       2,500,000                 2,375,000
CHG Healthcare Services
 Letter of Credit
  12-20-13                              7.86         155,000                   155,388
CHG Healthcare Services
 Term Loan
  12-20-12                         7.82-9.75         618,450                   619,996
CHG Healthcare Services
 2nd Lien Term Loan
  12-20-13                             11.32         525,000                   532,875
Community Health
 Delayed Draw Term Loan
  06-28-14                              0.50         247,486(b,j)              234,907
Community Health
 Term Loan
  06-28-14                              7.57       3,752,514                 3,563,311
DaVita
 Tranche B1 Term Loan
  10-05-12                              6.86       2,025,000                 1,944,628
DJ Orthopedics LLC
 Tranche B Term Loan
  04-07-13                              6.88         867,143                   843,296
Emdeon Business Services
 1st Lien Term Loan
  11-16-13                              7.61       1,828,373                 1,746,097
Emdeon Business Services
 Tranche C 2nd Lien Term Loan
  05-16-14                             10.36         975,000                   965,250
Encore Medical Finance
 Tranche B Term Loan
  11-03-13                         7.86-7.90         719,563                   697,976
Hanger Orthopedics Group
 Tranche B Term Loan
  05-26-13                              7.61       1,237,500                 1,225,125

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
HEALTH CARE (CONT.)
HCA
 Tranche B Term Loan
  01-21-13                              7.61%     $4,517,250                $4,320,342
Health Management Assn
 Term Loan
  02-28-14                              7.11       3,466,313                 3,302,737
Healthcare Partners LLC
 Tranche B Term Loan
  10-31-13                              7.13         800,000                   752,000
IASIS Healthcare
 Delayed Draw Term Loan
  03-14-14                              1.00         102,305(b,j)               97,190
  03-14-14                         7.34-7.36         291,177                   276,618
IASIS Healthcare
 Letter of Credit
  03-14-14                              7.32         104,928                    99,682
IASIS Healthcare
 Tranche B Term Loan
  03-14-14                              7.36       1,148,711                 1,089,839
Invacare
 Tranche B Term Loan
  02-12-13                         7.59-7.61         721,375                   687,110
inVentiv Health
 Delayed Draw Term Loan
  07-12-14                              0.00          57,143(b,j)               54,714
inVentiv Health
 Term Loan
  07-12-14                              7.11         942,857                   922,821
Inverness Medical Innovations
 Term Loan
  06-26-14                         7.34-9.25       1,475,000                 1,393,875
LifePoint Hospitals
 Tranche B Term Loan
  04-15-12                              6.99       1,081,094                 1,029,742
Matria Healthcare
 Tranche B Term Loan
  01-19-12                              7.36         270,545                   261,076
Matria Healthcare
 Tranche B2 Term Loan
  01-19-12                              7.36         486,644                   469,612
Natl Mentor Holding
 Letter of Credit
  06-29-13                              5.32         579,665                   573,868

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
HEALTH CARE (CONT.)
Natl Mentor Holding
Tranche B Term Loan
  06-29-13                         7.32-7.36%     $4,174,100                $4,132,358
ReAble Therapeutics Finance LLC
 Term Loan
  11-13-13                              7.88         550,000                   533,500
Royalty Pharma
 Tranche B Term Loan
  04-16-13                              6.84       1,795,500                 1,746,124
Select Medical
 Tranche B Term Loan
  02-24-12                         7.36-9.25       1,236,796                 1,182,377
Skilled Healthcare
 Tranche B Term Loan
  06-15-12                              7.57         393,970                   390,030
Stiefel Laboratories
 Delayed Draw Term Loan
  12-28-13                              7.61       1,306,602                 1,273,937
Stiefel Laboratories
 Term Loan
  12-28-13                              7.61       1,708,261                 1,674,096
Surgical Care Affiliates
 Tranche B Term Loan
  12-27-13                              7.57         675,000                   634,500
Vanguard Health Systems
 Term Loan
  09-23-11                              7.61         892,787                   852,612
                                                                       ---------------
Total                                                                       51,853,123
--------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
Rhodes Ranch
 1st Lien Term Loan
  11-21-10                              8.86         423,077                   408,269
Standard-Pacific
 Tranche B Term Loan
  05-05-13                              6.86         950,000                   878,750
                                                                       ---------------
Total                                                                        1,287,019
--------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.3%)
NewPark Resources
 Tranche B Term Loan
  08-18-11                              8.36       1,508,756                 1,478,581
Riverside Energy Center
 Term Loan
  06-24-11                              9.57         278,905                   275,767

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
INDEPENDENT ENERGY (CONT.)
Rocky Mountain Energy Center
 Term Loan
  06-24-11                              9.57%       $177,579                  $180,686
Rocky Mountain Energy Center
 Credit Linked Deposit
  06-24-11                              5.22          22,441                    22,833
W&T Offshore
 Tranche B Term Loan
  09-30-10                              7.61         297,500                   292,294
                                                                       ---------------
Total                                                                        2,250,161
--------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Alon USA
 Term Loan
  06-09-13                         7.57-7.61       1,485,000                 1,418,175
--------------------------------------------------------------------------------------

LIFE INSURANCE (1.1%)
Asurion
 Term Loan
  07-03-14                              3.00         500,000(b)                466,875
  07-03-14                              8.32       2,950,000                 2,754,562
Conseco
 Term Loan
  06-22-10                              7.32         750,000                   716,250
Conseco
 Tranche B Term Loan
  10-10-13                              7.32       2,186,991                 2,088,577
Swett & Crawford
 1st Lien Term Loan
  04-03-14                              7.61       1,147,125                 1,084,033
Swett & Crawford
 2nd Lien Term Loan
  10-03-14                             10.86         475,000                   432,250
                                                                       ---------------
Total                                                                        7,542,547
--------------------------------------------------------------------------------------

MEDIA CABLE (5.0%)
Cequel Communication LLC
 Tranche B Term Loan
  10-26-13                         7.36-9.25       1,845,375                 1,750,408
Charter Communications Operating
 Term Loan
  04-28-13                              7.36       2,000,000(b)              1,905,000
  04-28-13                              7.36       1,900,000                 1,809,750
Charter Communications
 Tranche B Term Loan
  09-06-14                              7.36         700,000                   646,919

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  23

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA CABLE (CONT.)
CSC Holdings
Incremental Term Loan
  03-29-13                              7.07%     $1,478,362                $1,411,629
DirecTV Holdings
 Tranche B Term Loan
  04-13-13                              6.82       3,363,744                 3,291,558
Discovery Communications
 Tranche B Term Loan
  05-14-14                              7.36       1,925,000                 1,869,656
Hallmark Entertainment
 2nd Lien Term Loan
  04-13-14                              9.36       1,700,000                 1,661,750
Insight Midwest
 Tranche B Term Loan
  04-06-14                              7.36       1,000,000(b)                965,310
  04-06-14                              7.36       1,457,228                 1,406,677
MCC Iowa LLC
 Tranche D1 Term Loan
  01-31-15                         7.07-7.11         995,000                   953,130
Mediacom Illinois LLC
 Tranche C Term Loan
  01-31-15                         7.07-7.11         995,000                   963,658
NTL Telewest
 Tranche B4 Term Loan
  01-10-12                              7.36       1,500,000(c)              1,455,240
Quebecor Media
 Tranche B Term Loan
  01-17-13                              7.36       1,875,203(c)              1,835,355
RCN
 Term Loan
  05-25-14                              7.69       2,975,000                 2,885,750
Univision Communications
 Delayed Draw Term Loan
  09-23-14                              1.00         440,940(b,j)              407,596
Univision Communications
 Term Loan
  09-23-14                              7.61       6,859,060                 6,293,188
UPC Financing Partnership
 Tranche J2 Term Loan
  09-30-12                              7.13         887,500                   853,109
UPC Financing Partnership
 Tranche K2 Term Loan
  12-31-13                              7.13         887,500                   853,109

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA CABLE (CONT.)
Wave Division
 Delayed Draw Term Loan
  06-30-14                              7.87%       $142,500                  $139,650
Wave Division
 Tranche B Term Loan
  06-30-14                              7.84         577,500                   565,950
                                                                       ---------------
Total                                                                       33,924,392
--------------------------------------------------------------------------------------

MEDIA NON CABLE (9.7%)
Advanstar
 2nd Lien Term Loan
  12-01-14                             10.36       1,475,000                 1,450,412
Advanstar
 Term Loan
  05-31-14                              7.61       2,925,000                 2,720,250
American Media Operations
 Term Loan
  01-30-13                              8.59         500,000                   465,000
American Media Operations
 Tranche C Term Loan
  04-01-07                              8.59       1,500,000                 1,395,000
CanWest MediaWorks
 Term Loan
  07-10-14                              7.34       1,475,000(c)              1,438,125
Citadel Communications
 Tranche B Term Loan
  06-12-14                              6.99       2,325,000                 2,162,250
CMP Susquehanna
 Term Loan
  05-05-13                         7.35-7.39       2,941,403                 2,832,953
Cumulus Media
 Term Loan
  06-11-14                         7.07-7.11       1,825,333                 1,787,312
Deluxe Communications
 2nd Lien Term Loan
  11-11-13                             11.36       1,000,000                   973,750
Deluxe Communications
 Tranche A Term Loan
  05-11-13                              5.26          35,433                    35,167
Deluxe Communications
 Tranche B Term Loan
  05-11-13                              7.61         793,701                   757,984
Deluxe Communications
 Tranche C Term Loan
  05-11-13                              7.61          70,866                    69,006

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA NON CABLE (CONT.)
Dex Media West LLC
Tranche B2 Term Loan
  03-09-10                         6.84-6.86%       $476,993                  $455,925
Emmis Operating
 Tranche B Term Loan
  11-01-13                         7.32-7.36         704,286                   683,819
F&W Publications
 2nd Lien Term Loan
  02-05-13                              9.60       1,294,283                 1,255,454
Gate House Media
 1st Lien Term Loan
  12-06-13                              7.61       1,575,000                 1,515,938
Gate House Media
 Delayed Draw Term Loan
  08-28-14                         7.35-7.36         665,761                   639,130
Gate House Media
 Term Loan
  12-06-13                              7.36       1,784,239                 1,687,587
Gray Television
 Tranche B Term Loan
  12-31-14                              6.86       2,975,000                 2,796,500
Idearc
 Tranche B Term Loan
  11-17-14                              7.36       2,636,750                 2,528,801
Intelsat
 Term Loan
  02-01-14                              7.86       1,175,000(c)              1,134,850
Lamar Media
 Tranche F Term Loan
  03-31-14                              6.88       1,150,000                 1,081,000
LodgeNet Entertainment
 Tranche B Term Loan
  04-04-14                              7.36       2,875,000                 2,810,313
Media News Group
 Tranche C Term Loan
  08-02-13                              7.09         445,500                   429,908
NEP Broadcasting LLC
 Tranche B Term Loan
  02-16-14                              7.61       1,346,623                 1,292,758
New Publishing
 Tranche B Term Loan
  08-05-12                              8.39       2,258,300                 2,167,968
NextMedia
 2nd Lien Term Loan
  11-15-13                              9.82         500,000                   485,000

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA NON CABLE (CONT.)
NextMedia
 Delayed Draw Term Loan
  11-15-12                              7.32%       $146,654                  $139,322
NextMedia
 Term Loan
  11-15-12                              7.32         329,973                   313,474
Nielsen Finance VNU
 Term Loan
  08-09-13                              7.61       2,456,438                 2,348,968
PanAmSat
 Tranche B2 Term Loan
  02-06-14                              7.36       2,044,550                 1,964,813
Penton Media
 1st Lien Term Loan
  02-01-13                              7.61         548,625                   530,339
Penton Media
 2nd Lien Term Loan
  02-01-14                             10.36       1,700,000                 1,640,500
Philadelphia Newspapers LLC
 Tranche B Term Loan
  06-29-13                              8.11       2,626,359                 2,521,304
Reader's Digest Assn
 Tranche B Term Loan
  03-02-14                         7.33-7.38       1,620,938                 1,532,467
Revolution Studios
 2nd Lien Term Loan
  06-21-15                             12.32         525,000                   504,000
Revolution Studios
 Tranche B Term Loan
  12-21-14                              9.07       1,083,555                 1,029,377
RH Donnelly
 Tranche D2 Term Loan
  06-30-11                              6.86         956,256                   915,615
Riverdeep Interactive Learning
 Term Loan
  12-20-13                              8.11       1,991,974                 1,942,175
Spanish Broadcasting System
 Tranche B 1st Lien Term Loan
  06-10-12                              7.11       3,469,680                 3,400,286
Star Tribune
 1st Lien Term Loan
  02-26-14                              7.61       1,496,250                 1,342,136
Star Tribune
 2nd Lien Term Loan
  02-26-15                             11.36       2,100,000                 1,591,800

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  25

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA NON CABLE (CONT.)
Tribune
 Term Loan
  05-30-14                              8.36%     $3,625,000                $3,251,190
Van Wagner
 Delayed Draw Term Loan
  07-28-13                              1.00         960,000(b,j)              952,800
  07-28-13                              8.33          40,000                    39,700
Wenner Media LLC
 Term Loan
  10-02-13                              7.11       1,905,000                 1,790,700
Yell Finance
 Tranche B1 Term Loan
  10-29-12                              7.32       1,575,000                 1,539,169
Zuffa
 Term Loan
  06-19-15                              7.38         975,000                   960,375
                                                                       ---------------
Total                                                                       67,302,670
--------------------------------------------------------------------------------------

METALS (1.6%)
Aleris Intl
 Term Loan
  12-19-13                              7.38       3,185,247                 2,946,353
Algoma Steel
 Term Loan
  07-06-13                              7.86         975,000                   916,500
Edgen Murray
 1st Lien Term Loan
  05-11-14                              8.11       2,175,000                 2,142,250
Edgen Murray
 2nd Lien Term Loan
  05-11-15                             11.61       1,000,000                   997,500
Mueller Group
 Term Loan
  05-23-14                         7.07-7.11       1,557,693                 1,531,088
Noranda Aluminum
 Term Loan
  05-18-14                              7.32         616,250                   585,438
Novelis Canada
 Term Loan
  07-10-14                              7.36         539,063                   524,238
Novelis
 Term Loan
  07-10-14                              7.36       1,185,938                 1,153,324
                                                                       ---------------
Total                                                                       10,796,691
--------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)

OIL FIELD SERVICES (1.4%)
DHS Drilling
 Delayed Draw Term Loan
  05-04-12                         8.36-8.38%        $58,000                   $55,100
DHS Drilling
 Tranche B Term Loan
  05-04-12                         8.36-8.39         742,000                   704,900
Dresser
 1st Lien Term Loan
  05-04-14                              7.86       1,775,000                 1,689,214
Dresser
 2nd Lien Term Loan
  05-04-15                             11.11       2,300,000                 2,162,000
Forest Alaska
 1st Lien Term Loan
  12-08-12                              8.82         971,250                   961,538
Key Energy Group
 Tranche C Term Loan
  06-30-12                         7.82-7.86       3,010,394                 2,920,082
Venoco
 2nd Lien Term Loan
  04-28-11                              9.36         900,000                   881,253
                                                                       ---------------
Total                                                                        9,374,087
--------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
Ameritrade Holding
 Tranche B Term Loan
  01-22-13                              6.82         767,197                   738,427
JG Wentworth
 Term Loan
  04-04-14                              7.61       1,350,000                 1,255,500
Nasdaq Stock Market
 Tranche B Term Loan
  04-18-12                              7.07       2,076,560                 2,003,880
Nasdaq Stock Market
 Tranche C Term Loan
  04-18-12                              7.07         182,524                   176,136
                                                                       ---------------
Total                                                                        4,173,943
--------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 26 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)

OTHER INDUSTRY (0.6%)
Alliance Laundry
 Term Loan
  01-27-12                              7.61%     $2,963,857                $2,904,580
Education Mgmt LLC
 Tranche C Term Loan
  05-28-13                              7.13       1,350,210                 1,301,049
                                                                       ---------------
Total                                                                        4,205,629
--------------------------------------------------------------------------------------

OTHER UTILITY (0.2%)
BRSP LLC
 Term Loan
  07-12-09                              8.38       1,393,993                 1,393,993
--------------------------------------------------------------------------------------

PACKAGING (2.5%)
Berry Plastics
 Tranche C Term Loan
  09-20-13                              7.36       2,967,563                 2,769,122
Bluegrass Container
 1st Lien Delayed Draw Term Loan
  06-30-13                         7.57-7.61         342,000                   335,017
Bluegrass Container
 1st Lien Term Loan
  06-30-13                         7.57-7.61       1,143,000                 1,119,660
Bluegrass Container
 2nd Lien Delayed Draw Term Loan
  12-30-13                             10.32         121,212                   121,515
Bluegrass Container
 2nd Lien Term Loan
  12-30-13                             10.32         378,788                   369,318
BWAY
 Tranche B Term Loan
  07-17-13                              7.19       1,115,132                 1,053,799
Consolidated Container
 Term Loan
  03-28-14                         7.59-7.61       2,842,875                 2,714,946
Crown Americas LLC
 Tranche B Term Loan
  11-15-12                              7.11         693,000                   690,405
Graham Packaging
 Term Loan
  10-07-11                              7.63       3,167,063                 3,064,133
Graphic Packaging Intl
 Term Loan
  05-16-14                         7.32-7.36       2,437,750                 2,358,523

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
PACKAGING (CONT.)
SCA Packaging
 2nd Lien Term Loan
  02-28-15                             10.86%       $850,000                  $807,500
SCA Packaging
 Term Loan
  03-08-14                              7.61       1,122,188                 1,043,634
Solo Cup
 Tranche B1 Term Loan
  02-27-11                         8.82-8.86         496,154                   478,788
                                                                       ---------------
Total                                                                       16,926,360
--------------------------------------------------------------------------------------

PAPER (1.3%)
Appleton Papers
 Tranche B Term Loan
  06-05-14                         7.09-7.11       2,275,000                 2,176,424
Boise Cascade
 Delayed Draw Term Loan
  05-03-14                              1.50         580,952(b,j)              572,238
Boise Cascade
 Tranche E Term Loan
  05-03-14                         6.84-6.88       2,587,563                 2,484,060
Georgia-Pacific
 Tranche B2 Term Loan
  12-29-12                              7.11         139,250                   131,265
NewPage
 Tranche B Term Loan
  05-02-11                              7.63       1,155,136                 1,133,477
Smurfit Stone Container
 Term Loan
  11-01-10                              5.22       1,493,200                 1,451,211
Smurfit Stone Container
 Tranche B Term Loan
  11-01-11                              7.38         269,219                   261,547
Smurfit Stone Container
 Tranche C Term Loan
  11-01-11                              7.38         225,672                   219,326
Smurfit Stone Container
 Tranche C1 Term Loan
  11-01-11                              7.38         716,268                   696,571
                                                                       ---------------
Total                                                                        9,126,119
--------------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Pharmaceutical Tech
 Term Loan
  04-10-14                              7.61       1,450,000                 1,348,500
--------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  27

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)

PROPERTY & CASUALTY (0.4%)
Hub Intl
 Delayed Draw Term Loan
  06-13-14                              1.38%       $192,157(b,j)             $181,588
Hub Intl
 Term Loan
  06-13-14                              7.86         857,843                   810,662
USI Holdings
 Tranche B Term Loan
  05-04-14                              8.11       1,600,000                 1,552,000
                                                                       ---------------
Total                                                                        2,544,250
--------------------------------------------------------------------------------------

RAILROADS (0.2%)
Kansas City Southern Railway
 Tranche B Term Loan
  04-28-13                         7.07-7.08         452,212                   433,368
Kansas City Southern Railway
 Tranche C Term Loan
  04-28-13                              6.82         675,000                   641,250
                                                                       ---------------
Total                                                                        1,074,618
--------------------------------------------------------------------------------------

REFINING (0.7%)
Big West Oil LLC
 Delayed Draw Term Loan
  05-11-14                              1.50       1,320,000(b,j)            1,267,200
Big West Oil LLC
 Term Loan
  05-11-14                              7.61       1,080,000                 1,036,800
Western Refining
 Delayed Draw Term Loan
  05-30-14                              7.07         471,429                   452,571
Western Refining
 Term Loan
  05-30-14                              7.07       1,928,571                 1,836,965
                                                                       ---------------
Total                                                                        4,593,536
--------------------------------------------------------------------------------------

REITS (0.6%)
Capital Automotive REIT
 Tranche B Term Loan
  12-16-10                              7.07       2,190,622                 2,138,902
Realogy
 Letter of Credit
  10-10-13                              5.32         440,152                   415,943

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
REITS (CONT.)
Realogy
 Tranche B Term Loan
  10-10-13                              8.36%     $1,634,848                $1,514,278
                                                                       ---------------
Total                                                                        4,069,123
--------------------------------------------------------------------------------------

RESTAURANTS (1.6%)
Arby's Restaurant Group
 Term Loan
  07-25-12                              7.61         917,846                   878,838
Buffets
 Letter of Credit
  11-01-11                              5.26         233,333                   221,667
Buffets
 Term Loan
  11-01-13                              8.11       1,766,667                 1,762,250
Burger King
 Tranche B1 Term Loan
  06-30-12                              6.88       1,098,716                 1,065,930
Cracker Barrel
 Delayed Draw Term Loan
  05-03-13                              0.75         433,370(b,j)              411,701
  05-03-13                              6.84         433,369                   411,701
Cracker Barrel
 Tranche B2 Term Loan
  04-27-13                              6.86       1,495,828                 1,436,937
Dennys
 Letter of Credit
  06-15-12                              5.32         193,333                   189,950
Dennys
 Tranche B Term Loan
  06-15-12                         7.33-7.40       1,041,852                 1,023,619
El Pollo Loco
 Tranche B Term Loan
  11-18-11                              7.86         796,859                   780,922
OSI Restaurant Partners
 Letter of Credit
  06-14-13                              5.18         143,453                   136,639
OSI Restaurant Partners
 Tranche B Term Loan
  06-14-14                         5.18-7.63       1,872,226                 1,780,168
Sbarro
 Tranche B Term Loan
  01-31-14                         7.86-7.88         798,000                   770,070
                                                                       ---------------
Total                                                                       10,870,392
--------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 28 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)

RETAILERS (5.0%)
Buhrmann U.S.
 Tranche D1 Term Loan
  12-31-10                              7.11%       $997,429(b)               $967,506
  12-31-10                              7.11       1,984,707                 1,925,166
Centercut
 Term Loan
  07-16-14                              8.07         700,000                   698,250
CSK Auto
 Term Loan
  08-04-12                              8.38         521,072                   515,862
Eddie Bauer
 Term Loan
  04-01-14                              8.57       2,768,063                 2,712,701
General Nutrition Centers
 Term Loan
  09-16-13                              7.61       2,169,563                 2,006,845
Gregg Appliances
 Term Loan
  07-25-13                              2.25         775,000(b)                775,000
Jetro Holdings
 Term Loan
  07-12-14                              7.87       1,475,000                 1,371,750
Michaels Stores
 Term Loan
  10-31-13                              7.63       5,361,495                 4,972,786
Neiman Marcus
 Term Loan
  04-27-13                         7.09-7.11       1,646,667                 1,575,992
Orchard Supply Hardware
 Tranche B Term Loan
  12-21-13                              8.13       1,791,000                 1,755,180
Pantry
 Delayed Draw Term Loan
  05-15-14                              0.75         327,778(b,j)              329,007
Pantry
 Term Loan
  05-15-14                              7.07       1,147,222                 1,151,524
Pep Boys-Manny Moe & Jack
 Term Loan
  10-27-13                              7.36         771,125                   749,919
PETCO Animal Supplies
 Term Loan
  10-26-13                              7.86       1,791,000                 1,701,450

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
RETAILERS (CONT.)
Rent-A-Center
 Tranche B Term Loan
  06-30-12                         7.11-7.14%       $753,138                  $757,846
Rite Aid
 Term Loan
  06-04-14                              7.07       3,550,000                 3,452,375
Sally Holdings LLC
 Tranche B Term Loan
  11-16-12                              7.86         878,250                   848,609
Smart & Final
 Delayed Draw Term Loan
  05-31-14                              0.00       1,050,452(b,j)            1,050,452
Smart & Final
 Term Loan
  05-31-14                              8.36       1,562,548                 1,500,046
Sports Authority
 Term Loan
  05-03-13                         7.60-7.61       2,227,500                 2,093,850
Yankee Acquisition
 Tranche B Term Loan
  02-06-14                              7.36       1,521,188                 1,459,701
                                                                       ---------------
Total                                                                       34,371,817
--------------------------------------------------------------------------------------

SUPERMARKETS (0.5%)
Supervalu
 Tranche B Term Loan
  06-02-12                              6.86       3,177,399                 3,082,967
--------------------------------------------------------------------------------------

TECHNOLOGY (3.2%)
Acxiom
 Term Loan
  09-15-12                              7.07         590,958                   586,526
Advanced Micro Devices
 Tranche B Term Loan
  12-31-13                              7.36       1,202,424                 1,147,112
Affiliated Computer Services
 Term Loan
  08-20-13                              7.32         886,500                   856,581
BearingPoint
 Letter of Credit
  05-18-12                              9.29       2,250,000                 2,216,250
Freescale Semiconductor
 Term Loan
  12-01-13                              7.11       1,000,000(b)                924,290
  12-01-13                              7.11       2,711,375                 2,506,098

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  29

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
TECHNOLOGY (CONT.)
Infor Enterprises
2nd Lien Term Loan
  03-02-14                             11.61%       $600,000                  $552,000
Infor Global Solutions
 Term Loan
  04-18-11                              9.11         652,214                   613,081
Infor Global Solutions
 Tranche B Delayed Draw Term Loan
  07-28-12                              9.11         340,286                   321,570
Information Resources
 Term Loan
  05-11-14                         7.07-7.12       2,250,000                 2,115,000
Info-USA
 Tranche B Term Loan
  02-14-12                              7.36       2,000,791                 1,960,775
Reynolds & Reynolds
 1st Lien Term Loan
  10-26-12                              7.36       1,193,404                 1,151,635
Sabre
 Term Loan
  09-29-14                              7.61       1,166,169                 1,068,211
Sensata Technologies
 Term Loan
  04-27-13                         7.09-7.11       1,486,241                 1,436,392
SunGard Data Systems
 Term Loan
  02-26-14                              7.36       2,686,500                 2,557,763
VeriFone
 Tranche B Term Loan
  10-28-13                         7.09-7.11         522,500                   512,050
Verint Systems
 Term Loan
  05-25-14                              8.09       1,150,000                 1,141,375
                                                                       ---------------
Total                                                                       21,666,709
--------------------------------------------------------------------------------------

TEXTILE (1.7%)
Hanesbrands
 Tranche B Term Loan
  09-05-13                         7.07-7.11       5,399,420                 5,181,769
Levi Strauss & Co
 Term Loan
  03-27-14                              7.57       2,700,000                 2,565,000
St. John Knits
 Tranche B Term Loan
  03-23-12                              8.36       2,101,630                 2,101,630

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
TEXTILE (CONT.)
William Carter
 Tranche B Term Loan
  07-14-12                         6.84-6.86%     $1,918,310                $1,808,007
                                                                       ---------------
Total                                                                       11,656,406
--------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.3%)
Hertz
 Letter of Credit
  12-21-12                              5.36         223,009                   217,202
Hertz
 Tranche B Term Loan
  12-21-12                         7.09-7.11       1,242,615                 1,207,449
Vanguard Car Rental
 Term Loan
  06-14-13                         8.32-8.34         702,500                   696,936
                                                                       ---------------
Total                                                                        2,121,587
--------------------------------------------------------------------------------------

WIRELESS (2.1%)
Cellular South
 Delayed Draw Term Loan
  05-29-14                              1.00         343,750(b,j)              331,719
Cellular South
 Term Loan
  05-29-14                         7.11-9.00       1,031,250                   995,156
Centennial Cellular Operating LLC
 Term Loan
  02-04-11                              7.36       1,423,594                 1,378,224
Consolidated Communications
 Tranche D Term Loan
  10-14-11                              7.11       1,506,625                 1,508,508
Cricket Communications
 Tranche B Term Loan
  06-16-13                              7.36       1,485,000                 1,434,881
Crown Castle Intl
 Term Loan
  01-26-14                         6.82-6.84       1,072,313                 1,025,066
Hawaiian Telecom
 Tranche C Term Loan
  06-01-14                              7.61       1,575,000                 1,496,250
Ntelos
 Tranche B Term Loan
  08-24-11                              7.57       1,770,386                 1,717,274
PAETEC Communications
 Tranche B 1st Lien Term Loan
  02-28-13                              8.82         645,914                   636,762

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 30 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
WIRELESS (CONT.)
Trilogy Intl Partners
Term Loan
  06-29-12                              8.86%     $4,000,000                $3,860,001
                                                                       ---------------
Total                                                                       14,383,841
--------------------------------------------------------------------------------------

WIRELINES (2.2%)
Alaska Communications
 Term Loan
  02-01-12                              7.11       2,580,000                 2,512,275
Cincinnati Bell
 Tranche B Term Loan
  08-31-12                              6.82         872,951(b)                836,400
  08-31-12                              6.82       1,071,700                 1,026,828
Iowa Telecommunications
 Tranche B Term Loan
  11-23-11                              7.11       1,994,987                 1,935,138
Level 3 Communications
 Tranche B Term Loan
  03-13-14                              7.61       1,725,000                 1,643,063
Time Warner Telecom
 Tranche B Term Loan
  01-07-13                              7.36       2,000,000(b)              1,940,000
  01-07-13                              7.36       2,115,622                 2,052,153
Windstream
 Tranche B Term Loan
  07-17-13                              6.86       2,975,000                 2,897,650
                                                                       ---------------
Total                                                                       14,843,507
--------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $629,574,819)                                                      $604,891,073
--------------------------------------------------------------------------------------

BONDS (5.4%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ASSET-BACKED (0.5%)
Citibank Credit Card Issuance Trust
 Series 2006-B1 Cl B1
  03-07-11                           5.43%         $250,000(h)            $250,154
Residential Asset Securities
 Series 2007-KS3 Cl M1S
  04-25-37                           5.70         3,000,000(h)           3,000,840
                                                                   ---------------
Total                                                                    3,250,994
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

MORTGAGE-BACKED (0.2%)(f)
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.66%         $526,667(e)            $526,664
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
  01-19-38                           5.41           975,635(e)             976,339
                                                                   ---------------
Total                                                                    1,503,003
----------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)
Ford Motor Credit LLC
  04-15-12                           9.81         1,000,000(h)           1,034,398
----------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings
 Sr Nts
  03-23-09                           5.43        $1,000,000(h)            $998,702
----------------------------------------------------------------------------------

BUILDING MATERIALS (0.4%)
Ainsworth Lumber
  04-01-13                           9.36           500,000(c,h)           382,500
CPG Intl I
 Sr Unsecured
  07-01-12                          12.13         2,000,000(h)           2,030,000
                                                                   ---------------
Total                                                                    2,412,500
----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.6%)
ESCO
 Sr Nts
  12-15-13                           9.24         2,000,000(d,h)         1,925,000
General Cable
  04-01-15                           7.74         2,040,000(h)           1,988,999
                                                                   ---------------
Total                                                                    3,913,999
----------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
Universal City Florida Holding I/II
 Sr Nts
  05-01-10                          10.11         1,000,000(h)           1,005,000
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  31

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

GAMING (0.5%)
Snoqualmie Entertainment Authority
 Secured
  02-01-14                           9.06%       $3,000,000(d,h)        $2,955,000
Wheeling Island Gaming
  12-15-09                          10.13           250,000                253,125
                                                                   ---------------
Total                                                                    3,208,125
----------------------------------------------------------------------------------

HEALTH CARE (0.3%)
Select Medical
 Sr Unsecured
  09-15-15                          11.08         2,500,000(h)           2,206,250
----------------------------------------------------------------------------------

MEDIA NON CABLE (0.4%)
Primedia
  05-15-10                          10.74         2,750,000(h)           2,832,500
----------------------------------------------------------------------------------

METALS (0.1%)
Noranda Aluminium Acquisition
 Sr Unsecured Pay-in-kind
  05-15-15                           9.36         1,060,000(d,h,l)       1,007,000
----------------------------------------------------------------------------------

PACKAGING (0.6%)
Berry Plastics Holding
 Secured
  09-15-14                           9.24         1,000,000(h)             960,000
Clondalkin Acquisition
 Secured
  12-15-13                           7.36         2,000,000(c,d,h)       1,949,520
Constar Intl
  02-15-12                           8.74         1,000,000(h)             960,000
                                                                   ---------------
Total                                                                    3,869,520
----------------------------------------------------------------------------------

PAPER (0.3%)
Boise Cascade LLC
  10-15-12                           8.24           250,000(h)             245,000
Verso Paper Holdings LLC
 Sr Nts
  08-01-14                           9.11         1,500,000(d,h)         1,477,500
                                                                   ---------------
Total                                                                    1,722,500
----------------------------------------------------------------------------------

RESTAURANTS (0.1%)
Seminole Hard Rock
 Entertainment/Intl LLC
 Secured
  03-15-14                           7.86           965,000(d,h)           945,700
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

TECHNOLOGY (0.3%)
Freescale Semiconductor
 Sr Nts
  12-15-14                           9.24%       $1,000,000(d,h)          $925,000
NXP Funding LLC
 Secured
  10-15-13                           8.11         1,495,000(c,h)         1,394,088
                                                                   ---------------
Total                                                                    2,319,088
----------------------------------------------------------------------------------

WIRELESS (0.5%)
Centennial Communications
 Sr Nts
  01-01-13                          11.11         1,000,000(h)           1,015,000
IPCS
 Secured
  05-01-13                           7.48         2,375,000(d,h)         2,363,125
                                                                   ---------------
Total                                                                    3,378,125
----------------------------------------------------------------------------------

WIRELINES (0.2%)
Qwest Communications Intl
  02-15-09                           8.86         1,167,000(h)           1,169,918
----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $37,741,582)                                                    $36,777,322
----------------------------------------------------------------------------------

MONEY MARKET FUND (--%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                          1(g)                   $1
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $1)                                                                       $1
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $667,316,402)(m)                                                $641,668,396
===================================================================================

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 32 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $27,755,051.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2007, the value of foreign securities represented 3.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $13,547,845 or 2.0% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(i) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  33

(j) At July 31, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
------------------------------------------------------------------------------
Advance Food                                                          $255,556
Big West Oil LLC                                                     1,320,000
Boise Cascade                                                          581,230
Cannery Casino                                                         757,480
Cellular South                                                         343,750
Community Health                                                       247,486
Cracker Barrel                                                         433,099
Fender Musical Instruments                                             566,667
Fontainebleau Las Vegas                                                931,000
Golden Nugget                                                        1,163,636
Greektown Casino LLC                                                   300,000
Hub Intl                                                               192,157
IASIS Healthcare                                                       102,305
inVentive Health                                                        57,143
NRG Energy                                                             606,771
Pantry                                                                 327,778
Seminole Tribe of Florida                                              124,696
Smart & Final                                                        1,050,452
Univision Communications                                               440,898
Van Wagner                                                             960,000
Venetian Casino Resort                                                 730,000
Wire Rope Corp of America                                              274,286
------------------------------------------------------------------------------
Total                                                              $11,766,390
------------------------------------------------------------------------------

(k) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) At July 31, 2007, the cost of securities for federal income tax purposes was $667,318,063 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $     138,898
Unrealized depreciation                                             (25,788,565)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (25,649,667)
-------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 34 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $667,316,401)          $641,668,395
   Affiliated money market fund (identified cost $1) (Note
      5)                                                                   1
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $667,316,402)                                                 641,668,396
Cash in bank on demand deposit                                     3,295,448
Capital shares receivable                                          3,074,935
Accrued interest receivable                                        6,293,115
Receivable for investment securities sold                         71,428,792
----------------------------------------------------------------------------
Total assets                                                     725,760,686
----------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                    823,888
Capital shares payable                                            12,733,772
Payable for investment securities purchased                       27,755,051
Accrued investment management services fee                            11,756
Accrued distribution fee                                               4,997
Accrued transfer agency fee                                              191
Accrued administrative services fee                                    1,321
Accrued plan administration services fee                                   2
Other accrued expenses                                               131,361
----------------------------------------------------------------------------
Total liabilities                                                 41,462,339
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $684,298,347
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    705,529
Additional paid-in capital                                       710,741,011
Undistributed net investment income                                  420,295
Accumulated net realized gain (loss) (Note 7)                     (1,920,482)
Unrealized appreciation (depreciation) on investments            (25,648,006)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $684,298,347
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                           $426,098,639
                                             Class B                           $ 48,127,927
                                             Class C                           $ 23,742,707
                                             Class I                           $186,030,163
                                             Class R4                          $    294,089
                                             Class W                           $      4,822
Net asset value per share of outstanding     Class A
   capital stock:                            shares(1)           43,927,296    $       9.70
                                             Class B shares       4,961,642    $       9.70
                                             Class C shares       2,447,587    $       9.70
                                             Class I shares      19,185,525    $       9.70
                                             Class R4 shares         30,330    $       9.70
                                             Class W shares             497    $       9.70
===========================================================================================

(1) The maximum offering price per share for Class A is $10.18. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  35

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $40,159,857
Income distributions from affiliated money market fund (Note
   5)                                                             1,716,143
---------------------------------------------------------------------------
Total income                                                     41,876,000
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                3,332,472
Distribution fee
   Class A                                                          850,476
   Class B                                                          411,313
   Class C                                                          148,157
   Class W                                                                8
Transfer agency fee
   Class A                                                          241,951
   Class B                                                           32,084
   Class C                                                           10,918
   Class R4                                                              55
   Class W                                                                7
Service fee -- Class R4                                                  27
Administrative services fees and expenses                           378,190
Plan administration services fee -- Class R4                            194
Compensation of board members                                         8,391
Custodian fees                                                      138,740
Printing and postage                                                 19,960
Registration fees                                                   138,821
Professional fees                                                    57,135
Other                                                                32,155
---------------------------------------------------------------------------
Total expenses                                                    5,801,054
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                      (227,163)
---------------------------------------------------------------------------
                                                                  5,573,891
   Earnings and bank fee credits on cash balances (Note 2)          (16,553)
---------------------------------------------------------------------------
Total net expenses                                                5,557,338
---------------------------------------------------------------------------
Investment income (loss) -- net                                  36,318,662
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)       (1,920,483)
Net change in unrealized appreciation (depreciation) on
   investments                                                  (24,982,363)
---------------------------------------------------------------------------
Net gain (loss) on investments                                  (26,902,846)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $ 9,415,816
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 36 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE PERIOD FROM
                                                     JULY 31, 2007      FEB. 16, 2006*
                                                      YEAR ENDED       TO JULY 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                      $  36,318,662       $  4,144,639
Net realized gain (loss) investments                    (1,920,483)           366,692
Net change in unrealized appreciation
   (depreciation) on investments                       (24,982,363)          (644,402)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                       9,415,816          3,866,929
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                          (22,325,035)        (3,008,668)
      Class B                                           (2,397,515)          (198,624)
      Class C                                             (854,391)           (49,254)
      Class I                                          (10,321,408)          (916,149)
      Class R4                                              (6,999)              (725)
      Class W                                                 (217)               N/A
   Net realized gain
      Class A                                             (234,094)                --
      Class B                                              (29,312)                --
      Class C                                               (9,636)                --
      Class I                                              (95,686)                --
      Class R4                                                 (61)                --
      Class W                                                   (4)               N/A
-----------------------------------------------------------------------------------------
Total distributions                                    (36,274,358)        (4,173,420)
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  37

                                                                      FOR THE PERIOD FROM
                                                     JULY 31, 2007      FEB. 16, 2006*
                                                      YEAR ENDED       TO JULY 31, 2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                           $ 478,203,333       $199,674,006
   Class B shares                                       47,554,057         25,505,651
   Class C shares                                       22,077,376          6,268,117
   Class I shares                                      180,182,602         59,632,340
   Class R4 shares                                         315,450             28,910
   Class W shares                                            5,000                N/A
Reinvestment of distributions at net asset value
   Class A shares                                       20,452,279          1,604,014
   Class B shares                                        2,144,671            165,483
   Class C shares                                          724,161             39,301
   Class I shares                                       10,239,194            860,643
   Class R4 shares                                           6,091                424
Payments for redemptions
   Class A shares                                     (244,227,361)       (62,483,526)
   Class B shares (Note 2)                             (22,447,455)        (2,929,107)
   Class C shares (Note 2)                              (4,409,220)           (59,307)
   Class I shares                                      (56,217,508)        (1,454,550)
   Class R4 shares                                         (56,014)                --
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                  434,546,656        226,852,399
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                407,688,114        226,545,908
Net assets at beginning of year (Note 1)               276,610,233         50,064,325**
-----------------------------------------------------------------------------------------
Net assets at end of year                            $ 684,298,347       $276,610,233
=========================================================================================
Undistributed net investment income                  $     420,295       $      7,198
-----------------------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $50,054,940 was contributed on Feb. 9, 2006. The fund had an increase in net assets resulting from operation of $9,385 during the period from Feb. 9, 2006 to Feb. 16, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 38 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to "junk bonds") or be considered by the investment manager to be of comparable quality. On Feb. 9, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) invested $50,054,940* in the Fund (4,996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 6,494** shares for Class I and 1,000 shares for Class R4), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Feb. 16, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class W shares.

 * Includes $54,940 invested by the RiverSource Income Builder Funds.
** Includes 5,494 shares purchased by the RiverSource Income Builder Funds.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  39

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 27% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g. distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate

--------------------------------------------------------------------------------

 40 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

INVESTMENTS IN LOANS

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2007, the Fund has entered into outstanding when-issued securities of $17,373,148 and other forward-commitments of $10,381,903.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying "Investments in securities." At July 31, 2007 the Fund has entered into unfunded loan commitments of $11,766,390.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT 41 may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At July 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and

--------------------------------------------------------------------------------

 42 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized loss has been decreased by $257 resulting in a net reclassification adjustment to decrease paid-in capital by $257.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  43

The tax character of distributions paid for the periods indicated is as follows:

                                                             FOR THE PERIOD FROM
                                             YEAR ENDED      FEB. 16, 2006(A) TO
                                            JULY 31, 2007       JULY 31, 2006
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...................     $22,559,129         $3,008,668
      Long-term capital gain............              --                 --
CLASS B
Distributions paid from:
      Ordinary income...................       2,426,827            198,624
      Long-term capital gain............              --                 --
CLASS C
Distributions paid from:
      Ordinary income...................         864,027             49,254
      Long-term capital gain............                                 --
CLASS I
Distributions paid from:
      Ordinary income...................      10,417,094            916,149
      Long-term capital gain............                                 --
CLASS R4(B)
Distributions paid from:
      Ordinary income...................           7,060                725
      Long-term capital gain............              --                 --
CLASS W(C)
Distributions paid from:
      Ordinary income...................             221                N/A
      Long-term capital gain............              --                N/A

(a)  When shares became publicly available.
(b)  Effective Dec. 11, 2006, Class Y was renamed to R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $   1,244,184
Undistributed accumulated long-term gain..................    $          --
Accumulated realized loss.................................    $  (1,918,822)
Unrealized appreciation (depreciation)....................    $ (25,649,667)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about

--------------------------------------------------------------------------------

 44 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonable assured.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007 was 0.61% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT 45 average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $9,979 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

--------------------------------------------------------------------------------

 46 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $1,223,015 for Class A, $39,440 for Class B and $19,887 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.03% for Class A, 1.79% for Class B, 1.78% for Class C, 0.71% for Class I, 0.90% for Class R4 and 1.15% for Class W. Of these waived fees and expenses, the transfer agency and plan administration service fees waived for Class R4 were $78 and the management fees waived at the Fund level were $227,085. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 1.06% for Class A, 1.82% for Class B, 1.82% for Class C, 0.71% for Class I, 0.90% for Class R4 and 1.21% for Class W of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT 47 and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.06% for Class A, 1.82% for Class B, 1.81% for Class C, 0.76% for Class I, 0.94% for Class R4 and 1.21% for Class W of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $16,553 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $876,880,095 and $478,826,354, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                             YEAR ENDED JULY 31, 2007
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                  47,504,443      2,033,719      (24,386,153)       25,152,009
Class B                   4,723,904        213,223       (2,235,703)        2,701,424
Class C                   2,193,765         72,018         (439,737)        1,826,046
Class I                  17,900,515      1,018,155       (5,600,524)       13,318,146
Class R4(a)                  31,363            607           (5,546)           26,424
Class W(b)                      497             --               --               497
------------------------------------------------------------------------------------------

                                         FEB. 16, 2006(C) TO JULY 31, 2006
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                  19,834,187        159,501       (6,214,401)       13,779,287
Class B                   2,534,135         16,455         (291,372)        2,259,218
Class C                     622,533          3,908           (5,900)          620,541
Class I                   5,920,069         85,545         (144,729)        5,860,885
Class R4(a)                   2,864             42               --             2,906
------------------------------------------------------------------------------------------

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c)  When shares became publicly available.

--------------------------------------------------------------------------------

 48 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $423,331,268 and $423,331,267 for the year ended July 31, 2007.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. On July 27, 2007, the Fund borrowed $15,000,000 at a weighted average interest rate of 5.59%. The Fund repaid the entire outstanding balance on July 31, 2007.

7. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $33,562 at July 31, 2007, that if not offset by capital gains will expire in 2015.

The Fund also had a post-October loss of $1,885,260 at July 31, 2007.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT 49 excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws

--------------------------------------------------------------------------------

 50 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  51

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .67(c)         .25
Net gains (losses) (both realized and
 unrealized)                               (.35)           .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .32            .31
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.66)          (.26)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.67)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $426           $189
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets,(d),(e),(f)                   1.03%          1.00%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.63%          6.05%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.18%          3.21%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.07% and 1.28% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .59(c)         .22
Net gains (losses) (both realized and
 unrealized)                               (.35)           .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .24            .28
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.58)          (.23)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.59)          (.23)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $48            $23
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.79%          1.77%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.89%          5.60%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.41%          2.87%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.83% and 2.05% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  53

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .59(c)         .22
Net gains (losses) (both realized and
 unrealized)                               (.35)           .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .24            .27
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.58)          (.22)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.59)          (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $24             $6
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.78%          1.76%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.85%          5.22%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.40%          2.84%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.82% and 2.04% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 54 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .70(c)         .27
Net gains (losses) (both realized and
 unrealized)                               (.35)           .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .35            .32
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.69)          (.27)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.70)          (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $186            $59
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .71%           .71%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.98%          6.59%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.51%          3.35%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.75% and 0.99% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  55

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .67(c)         .26
Net gains (losses) (both realized and
 unrealized)                               (.33)           .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .34            .32
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.68)          (.27)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.69)          (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .90%           .85%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.79%          6.22%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.33%          3.29%(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed to Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.02% and 1.13% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 56 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period     $10.06
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .44(c)
Net gains (losses) (both realized and
 unrealized)                               (.37)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .07
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.42)
Distributions from realized gains          (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.43)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.15%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.60%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .77%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.19% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

OF RIVERSOURCE FLOATING RATE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Floating Rate Fund (the Fund), one of the portfolios constituting the RiverSource Bond Series, Inc., as of July 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Floating Rate Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

 58 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (89.1%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
AEROSPACE & DEFENSE (4.4%)
Alion Science and Technology
  02-01-15                          10.25%       $2,555,000              $2,452,800
Communications & Power Inds
  02-01-12                           8.00         3,380,000               3,396,900
CPI Intl
 Sr Unsecured
  02-01-15                          11.15         1,255,000(g)            1,295,788
DRS Technologies
  02-01-16                           6.63         3,895,000               3,700,250
L-3 Communications
  07-15-13                           6.13           320,000                 297,600
  01-15-15                           5.88           550,000                 500,500
L-3 Communications
 Series B
  10-15-15                           6.38         2,340,000               2,152,800
                                                                    ---------------
Total                                                                    13,796,638
-----------------------------------------------------------------------------------

AUTOMOTIVE (4.0%)
Ford Motor Credit LLC
 Sr Nts
  08-10-11                           9.88         4,230,000               4,282,452
GMAC
  04-15-16                           7.70         3,825,000               3,270,375
GMAC LLC
  09-15-11                           6.88         4,630,000               4,305,432
  11-01-31                           8.00           750,000                 701,250
                                                                    ---------------
Total                                                                    12,559,509
-----------------------------------------------------------------------------------

BUILDING MATERIALS (0.6%)
Gibraltar Inds
 Series B
  12-01-15                           8.00           620,000                 598,300
Norcraft Companies LP/Finance
  11-01-11                           9.00         1,237,000               1,237,000
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                           8.89           150,000(h)              129,000
                                                                    ---------------
Total                                                                     1,964,300
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

CHEMICALS (3.0%)
Chemtura
  06-01-16                           6.88%       $2,014,000              $1,857,915
Georgia Gulf
  10-15-14                           9.50           910,000                 864,500
Hexion US Finance/Nova Scotia Finance
  11-15-14                           9.75         1,398,000               1,495,860
INVISTA
  05-01-12                           9.25         1,150,000(d)            1,190,250
Momentive Performance Materials
 Pay-in-kind
  12-01-14                          10.13         1,220,000(d,e)          1,180,350
NALCO
 Sr Unsecured
  11-15-11                           7.75         1,120,000               1,097,600
NewMarket
  12-15-16                           7.13         1,760,000               1,694,000
                                                                    ---------------
Total                                                                     9,380,475
-----------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.7%)
Chart Inds
 Sr Sub Nts
  10-15-15                           9.13         2,625,000               2,733,281
United Rentals North America
  02-15-12                           6.50         2,665,000               2,665,000
                                                                    ---------------
Total                                                                     5,398,281
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.7%)
American Achievement
  04-01-12                           8.25           385,000                 369,600
Chattem
 Sr Sub Nts
  03-01-14                           7.00         1,860,000               1,748,400
Jarden
  05-01-17                           7.50         2,455,000               2,209,500
Sealy Mattress
  06-15-14                           8.25         1,144,000               1,126,840
Visant
  10-01-12                           7.63           715,000                 700,700

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
CONSUMER PRODUCTS (CONT.)
Vitro
Sr Unsecured
  02-01-17                           9.13%       $2,420,000(c,d)         $2,347,400
                                                                    ---------------
Total                                                                     8,502,440
-----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (1.1%)
ALH Finance LLC
  01-15-13                           8.50           212,000                 202,460
Baldor Electric
  02-15-17                           8.63         3,162,000               3,241,050
                                                                    ---------------
Total                                                                     3,443,510
-----------------------------------------------------------------------------------

ELECTRIC (7.8%)
Dynegy Holdings
 Sr Unsecured
  05-01-16                           8.38         2,030,000               1,887,900
  05-15-18                           7.13         1,420,000               1,192,800
Edison Mission Energy
 Sr Nts
  05-15-17                           7.00         2,970,000(d)            2,658,150
Edison Mission Energy
 Sr Unsecured
  06-15-13                           7.50         1,405,000               1,355,825
  06-15-16                           7.75            50,000                  47,875
IPALCO Enterprises
 Secured
  11-14-11                           8.63         4,995,000               5,144,849
Midwest Generation LLC
 Pass-Through Ctfs
 Series B
  01-02-16                           8.56                 1                       2
Mirant Americas Generation LLC
 Sr Unsecured
  05-01-11                           8.30         1,100,000               1,078,000
  10-01-21                           8.50           280,000                 266,700
  05-01-31                           9.13           255,000                 249,900
Mirant North America LLC
  12-31-13                           7.38         2,540,000               2,527,300
Nevada Power
 Series N
  04-01-36                           6.65         1,525,000               1,478,204
NRG Energy
  02-01-14                           7.25         2,745,000               2,648,925
  01-15-17                           7.38         1,030,000                 993,950
Reliant Energy
  12-15-14                           6.75           600,000                 592,500

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Reliant Energy
 Sr Nts
  06-15-17                           7.88%         $745,000                $707,750
Salton Sea Funding
 Sr Nts
 Series C
  05-30-10                           7.84           205,979                 211,386
Sierra Pacific Power
 Series P
  07-01-37                           6.75         1,325,000               1,358,125
                                                                    ---------------
Total                                                                    24,400,141
-----------------------------------------------------------------------------------

ENVIRONMENTAL (1.7%)
Allied Waste North America
 Series B
  04-15-14                           7.38         3,640,000               3,430,700
Clean Harbors
  07-15-12                          11.25           745,000                 811,905
WCA Waste
  06-15-14                           9.25         1,115,000               1,120,575
                                                                    ---------------
Total                                                                     5,363,180
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.4%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                           9.66         3,127,000(h)            2,876,840
Constellation Brands
  09-01-16                           7.25           880,000                 827,200
Constellation Brands
 Sr Nts
  05-15-17                           7.25           840,000(d)              791,700
Cott Beverages USA
  12-15-11                           8.00         4,605,000               4,466,850
Del Monte
  02-15-15                           6.75           625,000                 565,625
Smithfield Foods
 Sr Unsecured
  07-01-17                           7.75           964,000                 930,260
                                                                    ---------------
Total                                                                    10,458,475
-----------------------------------------------------------------------------------

GAMING (6.6%)
Boyd Gaming
 Sr Sub Nts
  02-01-16                           7.13           800,000                 750,000

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
GAMING (CONT.)
Buffalo Thunder Development Authority
Secured
  12-15-14                           9.38%         $380,000(d)             $355,300
Circus & Eldorado Jt Venture/Silver Legacy
 Capital
 1st Mtge
  03-01-12                          10.13         2,715,000               2,837,174
Harrah's Operating
  06-01-16                           6.50         2,485,000               1,826,475
  10-01-17                           5.75           685,000                 486,350
Majestic Star Casino LLC/Capital
  10-15-10                           9.50         1,225,000               1,237,250
MGM Mirage
  06-01-16                           7.50         2,650,000               2,464,500
Pokagon Gaming Authority
 Sr Nts
  06-15-14                          10.38         1,830,000(d)            1,958,100
Shingle Springs Tribal Gaming Authority
 Sr Nts
  06-15-15                           9.38         2,815,000(d)            2,702,400
Station Casinos
 Sr Nts
  04-01-12                           6.00           855,000                 782,325
Station Casinos
 Sr Unsecured
  08-15-16                           7.75           750,000                 703,125
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                           9.00         2,590,000(d)            2,667,700
Wheeling Island Gaming
  12-15-09                          10.13         1,815,000               1,837,688
                                                                    ---------------
Total                                                                    20,608,387
-----------------------------------------------------------------------------------

GAS PIPELINES (4.4%)
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80           400,000                 410,784
Southern Star Central
 Sr Nts
  03-01-16                           6.75         3,670,000               3,431,450
Tennessee Gas Pipeline
  04-01-37                           7.63         1,900,000               2,078,834
Williams Companies
 Sr Nts
  07-15-19                           7.63         2,539,000               2,577,085

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
GAS PIPELINES (CONT.)
Williams Companies
 Sr Unsecured
  09-01-21                           7.88%       $4,886,000              $5,081,439
                                                                    ---------------
Total                                                                    13,579,592
-----------------------------------------------------------------------------------

HEALTH CARE (6.4%)
Community Health Systems
 Sr Nts
  07-15-15                           8.88         3,415,000(d)            3,316,819
DaVita
  03-15-15                           7.25         1,595,000               1,511,263
HCA
 Secured Pay-in-kind
  11-15-16                           9.63         3,353,000(d,e)          3,369,764
IASIS Healthcare LLC/Capital
 Bank Guaranteed
  06-15-14                           8.75           635,000                 609,600
MedCath Holdings
  07-15-12                           9.88         2,965,000               3,091,013
Omnicare
  12-15-13                           6.75         2,015,000               1,843,725
  12-15-15                           6.88         1,904,000               1,718,360
Omnicare
 Sr Sub Nts
  06-01-13                           6.13         1,600,000               1,440,000
Select Medical
 Sr Unsecured
  09-15-15                          11.08         3,374,000(g)            2,977,555
                                                                    ---------------
Total                                                                    19,878,099
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (1.1%)
Centex
 Sr Unsecured
  05-01-16                           6.50           925,000                 843,096
DR Horton
 Sr Unsub
  04-15-16                           6.50           700,000                 636,198
K Hovnanian Enterprises
  05-15-13                           7.75           270,000                 206,550
  05-15-16                           7.50           560,000                 448,000
Meritage Homes
  03-15-15                           6.25           670,000                 529,300
Meritage Homes
 Sr Nts
  05-01-14                           7.00           570,000                 484,500

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
HOME CONSTRUCTION (CONT.)
Standard Pacific
Sr Sub Nts
  04-15-12                           9.25%         $130,000                $107,900
William Lyon Homes
  02-15-14                           7.50           340,000                 258,400
                                                                    ---------------
Total                                                                     3,513,944
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (5.9%)
Chesapeake Energy
  07-15-13                           7.63           990,000                 985,050
  08-15-14                           7.00           910,000                 895,213
  01-15-16                           6.63         1,100,000               1,036,750
  01-15-16                           6.88         1,228,000               1,169,670
  01-15-18                           6.25           355,000                 320,388
Compton Petroleum Finance
  12-01-13                           7.63         1,320,000(c)            1,234,200
Denbury Resources
 Sr Sub Nts
  12-15-15                           7.50         1,560,000               1,499,550
EXCO Resources
 Secured
  01-15-11                           7.25         2,445,000               2,426,662
Forest Oil
 Sr Nts
  06-15-19                           7.25         1,330,000(d)            1,240,225
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                           7.75         2,180,000(d)            2,038,299
KCS Energy
  04-01-12                           7.13         1,720,000               1,685,600
PetroHawk Energy
  07-15-13                           9.13         1,305,000               1,344,150
Range Resources
  03-15-15                           6.38         1,470,000               1,367,100
  05-15-16                           7.50         1,115,000               1,095,488
                                                                    ---------------
Total                                                                    18,338,345
-----------------------------------------------------------------------------------

MEDIA CABLE (3.2%)
Charter Communications Operating LLC/Capital
 Sr Nts
  04-30-14                           8.38         1,805,000(d)            1,782,438
CSC Holdings
  07-15-18                           7.63           725,000                 645,250
DIRECTV Holdings LLC/Finance
  06-15-15                           6.38         1,060,000                 954,000

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA CABLE (CONT.)
EchoStar DBS
  02-01-16                           7.13%       $4,500,000              $4,252,500
Mediacom LLC/Capital
 Sr Nts
  02-15-11                           7.88           425,000                 412,250
Quebecor Media
 Sr Nts
  03-15-16                           7.75           750,000(c)              705,000
Virgin Media Finance
  04-15-14                           8.75         1,070,000(c)            1,070,000
                                                                    ---------------
Total                                                                     9,821,438
-----------------------------------------------------------------------------------

MEDIA NON CABLE (6.4%)
Clear Channel Communications
 Sr Unsub
  12-15-16                           5.50         2,040,000               1,489,375
Dex Media
 Sr Disc Nts
 (Zero coupon through 11-15-08,
 thereafter 9.00%)
  11-15-13                           5.58         1,530,000(h)            1,377,000
Idearc
  11-15-16                           8.00         1,209,000               1,145,528
Intelsat Intermediate Holding
 (Zero coupon through 02-01-10,
 thereafter 9.25%)
  02-01-15                           6.89           800,000(c,h)            628,000
Lamar Media
 Sr Unsecured
  08-15-15                           6.63           808,000                 735,280
LBI Media
 Sr Sub Nts
  08-01-17                           8.50         2,280,000(d)            2,248,650
Liberty Media LLC
 Sr Nts
  05-15-13                           5.70         1,185,000               1,081,559
Liberty Media LLC
 Sr Unsecured
  02-01-30                           8.25         1,260,000               1,201,319
Radio One
  02-15-13                           6.38           915,000                 828,075
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                           8.75         2,150,000(d)            2,203,750

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA NON CABLE (CONT.)
Rainbow Natl Services LLC
Sr Sub Deb
  09-01-14                          10.38%         $155,000(d)             $168,950
RH Donnelley
 Sr Nts
  01-15-16                           8.88         1,970,000               1,915,825
Salem Communications Holding
  12-15-10                           7.75         3,800,000               3,799,999
Sun Media
  02-15-13                           7.63         1,271,000(c)            1,232,870
                                                                    ---------------
Total                                                                    20,056,180
-----------------------------------------------------------------------------------

METALS (1.9%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25         2,420,000               2,534,950
  04-01-17                           8.38           310,000                 325,500
Noranda Aluminium Acquisition
 Sr Unsecured Pay-in-kind
  05-15-15                           9.36           900,000(d,e,g)          855,000
Peabody Energy
  11-01-16                           7.38           620,000                 606,050
Peabody Energy
 Series B
  03-15-13                           6.88         1,645,000               1,599,763
                                                                    ---------------
Total                                                                     5,921,263
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (1.4%)
Cimarex Energy
  05-01-17                           7.13           440,000                 415,800
OPTI Canada
  12-15-14                           8.25         1,549,000(c,d)          1,564,490
OPTI Canada
 Secured
  12-15-14                           7.88           830,000(c,d)            838,300
Quicksilver Resources
  04-01-16                           7.13         1,805,000               1,674,138
                                                                    ---------------
Total                                                                     4,492,728
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (2.3%)
Cardtronics
  08-15-13                           9.25         3,020,000               2,906,749
Cardtronics
 Sr Sub Nts
  08-15-13                           9.25         1,465,000(d)            1,410,063

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
OTHER FINANCIAL INSTITUTIONS (CONT.)
Residential Capital LLC
  06-30-15                           6.88%         $315,000                $278,900
Triad Acquisition
 Sr Unsecured
 Series B
  05-01-13                          11.13         2,890,000               2,716,600
                                                                    ---------------
Total                                                                     7,312,312
-----------------------------------------------------------------------------------

OTHER INDUSTRY (1.0%)
Actuant
 Sr Nts
  06-15-17                           6.88         1,115,000(d)            1,070,400
Mobile Mini
 Sr Nts
  05-01-15                           6.88         1,585,000(d)            1,497,825
Rental Service
  12-01-14                           9.50           580,000(d)              565,500
                                                                    ---------------
Total                                                                     3,133,725
-----------------------------------------------------------------------------------

PACKAGING (1.4%)
Crown Cork & Seal
  04-15-23                           8.00         1,000,000                 910,000
Greif
 Sr Unsecured
  02-01-17                           6.75           400,000                 381,000
Owens-Brockway Glass Container
  05-15-11                           7.75         1,515,000               1,537,725
Plastipak Holdings
 Sr Nts
  12-15-15                           8.50           805,000(d)              813,050
Silgan Holdings
 Sr Sub Nts
  11-15-13                           6.75           800,000                 764,000
                                                                    ---------------
Total                                                                     4,405,775
-----------------------------------------------------------------------------------

PAPER (5.0%)
Abitibi-Consolidated
  08-01-29                           8.50         1,500,000(c)            1,170,000
Boise Cascade LLC
  10-15-12                           8.24           500,000(g)              490,000
  10-15-14                           7.13         1,590,000               1,462,800
Cascades
 Sr Nts
  02-15-13                           7.25           480,000(c)              448,800
Georgia-Pacific
  01-15-17                           7.13         2,423,000(d)            2,229,160

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
PAPER (CONT.)
NewPage
  05-01-12                          10.00%       $3,092,000              $3,153,840
Norampac
  06-01-13                           6.75         1,960,000(c)            1,793,400
Smurfit-Stone Container Enterprises
 Sr Nts
  07-01-12                           8.38         1,435,000               1,377,600
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00         3,665,000               3,426,775
                                                                    ---------------
Total                                                                    15,552,375
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
Elan Finance
  11-15-11                           7.75         1,100,000(c)            1,061,500
Warner Chilcott
  02-01-15                           8.75         2,075,000               2,023,125
                                                                    ---------------
Total                                                                     3,084,625
-----------------------------------------------------------------------------------

RAILROADS (0.9%)
Kansas City Southern de Mexico
 Sr Nts
  12-01-13                           7.63         2,085,000(c,d)          2,085,000
  06-01-14                           7.38           768,000(c,d)            754,560
                                                                    ---------------
Total                                                                     2,839,560
-----------------------------------------------------------------------------------

REITS (0.4%)
Realogy
 Sr Sub Nts
  04-15-15                          12.38         1,405,000(d)            1,176,688
-----------------------------------------------------------------------------------

RETAILERS (0.5%)
Michaels Stores
 Sr Nts
  11-01-14                          10.00         1,445,000(d)            1,401,650
-----------------------------------------------------------------------------------

TECHNOLOGY (3.2%)
Flextronics Intl
 Sr Sub Nts
  11-15-14                           6.25         2,110,000(c)            1,899,000
Freescale Semiconductor
 Sr Nts Pay-in-kind
  12-15-14                           9.13         3,633,000(d,e)          3,206,123

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
TECHNOLOGY (CONT.)
Seagate Technology HDD Holdings
  10-01-16                           6.80%       $3,570,000(c)           $3,320,100
West Corp
  10-15-16                          11.00         1,425,000               1,417,875
                                                                    ---------------
Total                                                                     9,843,098
-----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.7%)
Avis Budget Car Rental LLC/Finance
  05-15-14                           7.63         1,205,000               1,156,800
Hertz
  01-01-14                           8.88           935,000                 935,000
                                                                    ---------------
Total                                                                     2,091,800
-----------------------------------------------------------------------------------

WIRELESS (0.5%)
Dobson Cellular Systems
 Secured
  11-01-11                           8.38           765,000                 811,856
Nextel Communications
 Series D
  08-01-15                           7.38           610,000                 591,700
                                                                    ---------------
Total                                                                     1,403,556
-----------------------------------------------------------------------------------

WIRELINES (4.4%)
Citizens Communications
 Sr Unsecured
  03-15-19                           7.13         2,250,000               2,033,438
GCI
 Sr Unsecured
  02-15-14                           7.25         1,413,000               1,299,960
Level 3 Financing
  11-01-14                           9.25         1,240,000               1,184,200
Level 3 Financing
 Sr Nts
  02-15-17                           8.75         1,755,000(d)            1,614,600
Qwest
  03-15-12                           8.88         1,075,000               1,130,094
Qwest
 Sr Nts
  06-15-15                           7.63         1,890,000               1,852,200
Qwest
 Sr Unsecured
  10-01-14                           7.50           950,000                 931,000

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
Windstream
  08-01-16                           8.63%       $3,630,000              $3,675,374
                                                                    ---------------
Total                                                                    13,720,866
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $288,760,587)                                                   $277,442,955
-----------------------------------------------------------------------------------

SENIOR LOANS (6.4%)(i)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
AUTOMOTIVE (0.5%)
Ford Motor
 Term Loan
  12-15-13                             8.36%     $1,525,825              $1,432,841
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Spectrum Brands
 Tranche B2 Term Loan
  03-30-13                             9.32              17                      16
-----------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
AMC Entertainment
 Term Loan
  06-13-12                            10.36         475,000                 456,000
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.4%)
Pinnacle Foods Finance
 Tranche B Term Loan
  04-02-14                             8.11       1,345,000               1,269,909
-----------------------------------------------------------------------------------

GAMING (1.2%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-06-14                             2.00         720,546(b,j)            668,306
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.61       1,441,092               1,365,434
Great Lakes Gaming of Michigan
 Term Loan
  09-15-12                             9.00       1,750,000(f)            1,715,001
                                                                    ---------------
Total                                                                     3,748,741
-----------------------------------------------------------------------------------

HEALTH CARE (0.8%)
HCA
 Tranche B Term Loan
  01-21-13                             7.61       2,636,750               2,521,814
-----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)

INDEPENDENT ENERGY (1.0%)
Sandridge Energy
 Term Loan
  04-01-15                             8.63%     $3,160,000              $3,065,200
-----------------------------------------------------------------------------------

LIFE INSURANCE (1.0%)
Asurion
 Term Loan
  07-03-14                             8.32       3,315,000(b)            3,095,381
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.8%)
Dresser
 1st Lien Term Loan
  05-04-14                             7.86       1,290,000               1,227,654
Dresser
 2nd Lien Term Loan
  05-04-15                            11.11       1,420,000               1,334,800
                                                                    ---------------
Total                                                                     2,562,454
-----------------------------------------------------------------------------------

OTHER INDUSTRY (0.2%)
Rental Service
 2nd Lien Term Loan
  11-30-13                             8.86         636,673                 630,306
-----------------------------------------------------------------------------------

RETAILERS (0.1%)
Michaels Stores
 Term Loan
  10-31-13                       7.63- 7.69         287,276                 266,449
-----------------------------------------------------------------------------------

WIRELESS (0.3%)
Trilogy Intl Partners
 Term Loan
  06-29-12                             8.86         880,000(b)              849,200
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $20,860,021)                                                     $19,898,311
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.2%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund
                                                  9,863,477(k)           $9,863,477

TOTAL MONEY MARKET FUND
(Cost: $9,863,477)                                                       $9,863,477
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $319,484,085)(l)                                                $307,204,743
===================================================================================

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,884,594.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2007, the value of foreign securities represented 7.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $53,302,654 or 17.1% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2007, is as follows:

                                                   ACQUISITION
SECURITY                                              DATES               COST
---------------------------------------------------------------------------------
Great Lakes Gaming of Michigan
  9.00% Term Loan 2012                              03-01-07           $1,717,889

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j) At July 31, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
-----------------------------------------------------------------------------
Fontainebleau Las Vegas                                             $718,744

(k)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(l) At July 31, 2007, the cost of securities for federal income tax purposes was $319,552,898 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $735,613
Unrealized depreciation                                            (13,083,768)
------------------------------------------------------------------------------
Net unrealized depreciation                                       $(12,348,155)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  23

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 24 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007


ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $309,620,608)          $297,341,266
   Affiliated money market fund (identified cost $9,863,477)
   (Note 6)                                                        9,863,477
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $319,484,085)                                                 307,204,743
Capital shares receivable                                            264,962
Accrued interest receivable                                        6,370,076
Receivable for investment securities sold                          5,630,394
Other receivable                                                      12,512
----------------------------------------------------------------------------
Total assets                                                     319,482,687
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                          5
Dividends payable to shareholders                                    372,561
Capital shares payable                                               446,430
Payable for investment securities purchased                        7,272,868
Unrealized depreciation on swap transactions, at value (Note
   5)                                                                 68,253
Accrued investment management services fee                             5,193
Accrued distribution fee                                               2,530
Accrued transfer agency fee                                              325
Accrued administrative services fee                                      596
Accrued plan administration services fee                                   1
Other accrued expenses                                                64,766
----------------------------------------------------------------------------
Total liabilities                                                  8,233,528
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $311,249,159
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    311,520
Additional paid-in capital                                       318,976,685
Undistributed net investment income                                  301,365
Accumulated net realized gain (loss)                               3,994,672
Unrealized appreciation (depreciation) on investments (Note
   5)                                                            (12,335,083)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $311,249,159
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                           $177,438,822
                                            Class B                           $ 43,356,468
                                            Class C                           $  4,788,510
                                            Class I                           $ 85,512,402
                                            Class R4                          $    152,957
Net asset value per share of outstanding    Class A
   capital stock:                           shares(1)           17,763,829    $       9.99
                                            Class B shares       4,342,532    $       9.98
                                            Class C shares         479,660    $       9.98
                                            Class I shares       8,550,686    $      10.00
                                            Class R4 shares         15,307    $       9.99
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.49. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  25

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $26,070,881
Income distributions from affiliated money market fund (Note
   6)                                                               646,435
   Less foreign taxes withheld                                       (7,287)
---------------------------------------------------------------------------
Total income                                                     26,710,029
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                2,116,555
Distribution fee
   Class A                                                          473,678
   Class B                                                          539,206
   Class C                                                           53,830
Transfer agency fee
   Class A                                                          289,649
   Class B                                                           87,767
   Class C                                                            8,622
   Class R4                                                             177
Service fee -- Class R4                                                  95
Administrative services fees and expenses                           242,883
Plan administration services fee -- Class R4                            258
Compensation of board members                                         6,339
Custodian fees                                                       41,219
Printing and postage                                                 51,638
Registration fees                                                    64,877
Professional fees                                                    37,170
Other                                                                 8,489
---------------------------------------------------------------------------
Total expenses                                                    4,022,452
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                        (8,939)
---------------------------------------------------------------------------
                                                                  4,013,513
   Earnings and bank fee credits on cash balances (Note 2)          (13,166)
---------------------------------------------------------------------------
Total net expenses                                                4,000,347
---------------------------------------------------------------------------
Investment income (loss) -- net                                  22,709,682
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 5,621,014
   Swap transactions                                                (19,607)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                           5,601,407
Net change in unrealized appreciation (depreciation) on
   investments                                                   (8,064,917)
---------------------------------------------------------------------------
Net gain (loss) on investments                                   (2,463,510)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $20,246,172
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 26 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ 22,709,682    $ 22,592,246
Net realized gain (loss) on investments                      5,601,407        (752,472)
Net change in unrealized appreciation (depreciation) on
   investments                                              (8,064,917)     (9,592,694)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               20,246,172      12,247,080
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (12,547,578)    (12,341,389)
      Class B                                               (3,158,445)     (3,779,621)
      Class C                                                 (315,710)       (344,551)
      Class I                                               (6,878,967)     (5,625,284)
      Class R4                                                 (13,566)        (27,770)
   Net realized gain
      Class A                                                  (28,946)     (2,925,577)
      Class B                                                   (8,255)     (1,051,547)
      Class C                                                     (818)        (96,210)
      Class I                                                  (14,829)     (1,240,162)
      Class R4                                                     (30)         (6,546)
--------------------------------------------------------------------------------------
Total distributions                                        (22,967,144)    (27,438,657)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  41,394,263      63,999,387
   Class B shares                                           10,674,271      17,419,619
   Class C shares                                            1,002,076       2,091,616
   Class I shares                                           18,498,880      33,986,524
   Class R4 shares                                              44,269          63,145
Reinvestment of distributions at net asset value
   Class A shares                                           10,061,131      12,658,524
   Class B shares                                            2,652,424       4,133,835
   Class C shares                                              261,247         372,261
   Class I shares                                            6,875,044       6,786,582
   Class R4 shares                                              13,010          33,278
Payments for redemptions
   Class A shares                                          (66,142,312)    (70,969,552)
   Class B shares (Note 2)                                 (26,624,277)    (40,883,374)
   Class C shares (Note 2)                                  (2,200,796)     (3,290,761)
   Class I shares                                          (31,896,680)    (13,066,538)
   Class R4 shares                                            (236,366)       (152,428)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (35,623,816)     13,182,118
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (38,344,788)     (2,009,459)
Net assets at beginning of year                            349,593,947     351,603,406
--------------------------------------------------------------------------------------
Net assets at end of year                                 $311,249,159    $349,593,947
======================================================================================
Undistributed net investment income                       $    301,365    $    525,556
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

At July 31, 2007, Ameriprise Financial, RiverSource Life Insurance Company, a wholly-owned affiliate of Ameriprise Financial and the affiliated funds-of-funds owned approximately 27% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 28 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At July 31, 2007, investments in securities included issues that are illiquid which, the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10%. The aggregate value of such securities at July 31, 2007 was $1,715,000 representing 0.55% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  29

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2007, the Fund has entered into outstanding when-issued securities of $4,884,594.

The Fund also may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying "Investments in securities." At July 31, 2007, the Fund has entered into unfunded loan commitments of $718,744.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call

--------------------------------------------------------------------------------

 30 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At July 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT 31 collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $19,607 and accumulated net realized gain has been increased by $19,607.

--------------------------------------------------------------------------------

 32 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $12,573,776    $14,288,126
      Long-term capital gain..................          2,748        978,840
CLASS B
Distributions paid from:
      Ordinary income.........................      3,165,916      4,479,341
      Long-term capital gain..................            784        351,827
CLASS C
Distributions paid from:
      Ordinary income.........................    $   316,451    $   408,571
      Long-term capital gain..................             77         32,190
CLASS I
Distributions paid from:
      Ordinary income.........................      6,892,388      6,450,512
      Long-term capital gain..................          1,408        414,934
CLASS R4*
Distributions paid from:
      Ordinary income.........................         13,593         32,126
      Long-term capital gain..................              3          2,190

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $  4,094,387
Undistributed accumulated long-term gain..................    $    574,771
Unrealized appreciation (depreciation)....................    $(12,335,643)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT 33 is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007, was 0.61% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $2,037 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

--------------------------------------------------------------------------------

 34 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  35

0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $277,721 for Class A, $42,007 for Class B and $623 for Class C for year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.14% for Class A, 1.90% for Class B, 1.90% for Class C and 0.98% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $6,769, $1,926, $192, and $52, respectively. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 1.14% for Class A, 1.90% for Class B, 1.90% for Class C, 0.79% for Class I and 0.98% for Class R4 of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.01% for Class R4 of the Fund's average daily net assets until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $13,166 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $403,480,429 and $437,499,782, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 36 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JULY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                            NET
                                SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------------
Class A                       3,985,422       969,347       (6,384,016)       (1,429,247)
Class B                       1,025,240       255,686       (2,570,933)       (1,290,007)
Class C                          96,390        25,189         (212,430)          (90,851)
Class I                       1,780,648       661,278       (3,070,098)         (628,172)
Class R4*                         4,265         1,257          (22,970)          (17,448)
---------------------------------------------------------------------------------------------

                                                 YEAR ENDED JULY 31, 2006
                                            ISSUED FOR
                                            REINVESTED                            NET
                                SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------------
Class A                       6,209,798      1,236,287      (6,916,081)          530,004
Class B                       1,689,147        403,782      (3,982,657)       (1,889,728)
Class C                         202,585         36,362        (320,152)          (81,205)
Class I                       3,296,286        662,318      (1,281,971)        2,676,633
Class R4*                         6,118          3,249         (15,136)           (5,769)
---------------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. SWAP CONTRACTS

At July 31, 2007, the Fund had the following open CBMS total return swap contract:

                                                                      UNREALIZED
                                      TERMINATION      NOTIONAL      APPRECIATION
                                          DATE          AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------
Receive total return on Lehman
Brothers
Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR plus 1.10%.
Counterparty: Wachovia                Jan. 1, 2008    $1,250,000       $(68,253)
----------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $216,963,886 and $207,100,409, respectively, for the year ended July 31, 2007.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  37

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC

--------------------------------------------------------------------------------

 38 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  39

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 40 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.10         $10.53         $10.30          $9.70          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .68(c)         .64            .61            .62            .06
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35            .60           (.27)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .58            .34            .96           1.22           (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.69)          (.62)          (.61)          (.62)          (.06)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.69)          (.77)          (.73)          (.62)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.99         $10.10         $10.53         $10.30          $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $177           $194           $197           $178            $56
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.14%          1.14%          1.10%          1.08%          1.16%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.57%          6.25%          5.73%          5.97%          5.59%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.69%          3.49%          9.52%         12.72%         (2.04%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  41

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.09         $10.53         $10.30          $9.70          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .60(c)         .56            .53            .54            .05
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35            .60           (.27)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .50            .26            .88           1.14           (.22)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.61)          (.55)          (.53)          (.54)          (.05)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.70)          (.65)          (.54)          (.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.98         $10.09         $10.53         $10.30          $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $43            $57            $79            $56             $4
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.90%          1.90%          1.86%          1.83%          1.88%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.79%          5.46%          4.99%          5.22%          5.14%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.89%          2.60%          8.70%         11.90%         (2.11%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.09         $10.53         $10.30          $9.69          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .60(c)         .56            .53            .54            .05
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35            .61           (.28)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .50            .26            .88           1.15           (.23)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.61)          (.55)          (.53)          (.54)          (.05)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.70)          (.65)          (.54)          (.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.98         $10.09         $10.53         $10.30          $9.69
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $5             $6             $7             $5             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.90%          1.90%          1.86%          1.83%          1.61%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.80%          5.48%          4.98%          5.20%          5.45%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.89%          2.60%          8.69%         12.01%         (2.19%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  43

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $10.11         $10.55         $10.32         $10.41
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .72(c)         .68            .65            .27
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35           (.10)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .62            .38           1.00            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.73)          (.67)          (.65)          (.26)
Distributions from realized gains            --           (.15)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.73)          (.82)          (.77)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.00         $10.11         $10.55         $10.32
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $86            $93            $69            $21
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .74%           .74%           .74%           .76%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.96%          6.67%          6.15%          6.40%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           6.12%          3.81%          9.92%          1.58%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.10         $10.54         $10.31          $9.70          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .69(c)         .66            .62            .63            .06
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.31)           .36            .61           (.27)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .59            .35            .98           1.24           (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.70)          (.64)          (.63)          (.63)          (.06)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.70)          (.79)          (.75)          (.63)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.99         $10.10         $10.54         $10.31          $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .98%(e)        .97%           .94%           .92%          1.01%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.67%(e)       6.42%          5.91%          6.08%          5.71%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.87%          3.57%          9.70%         13.00%         (2.03%)(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.01% and 2.35% for the periods ended July 31, 2007 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE INCOME OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Income Opportunities Fund (the Fund), one of the portfolios constituting the RiverSource Bond Series, Inc., as of July 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 46 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Income Opportunities Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                      ERNST & YOUNG LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  47

INVESTMENTS IN SECURITIES

RiverSource Inflation Protected Securities Fund
JULY 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (99.4%)
                                  COUPON       PRINCIPAL
ISSUER                             RATE          AMOUNT                  VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES
Federal Natl Mtge Assn
  11-15-30                          6.63%      $5,500,000(d)           $6,243,518

U.S. Treasury Inflation-Indexed Bond
  01-15-08                          3.63       10,552,744(b)           10,520,164
  04-15-12                          2.00       81,044,278(b)           79,274,262
  07-15-12                          3.00       21,629,153(b)           22,204,708
  01-15-14                          2.00       54,729,728(b)           53,183,720
  07-15-14                          2.00       23,989,815(b)           23,306,627
  01-15-15                          1.63       34,276,683(b)           32,290,578
  01-15-16                          2.00       37,134,584(b)           35,795,288
  07-15-16                          2.50       11,221,550(b)           11,271,083
  01-15-17                          2.38       33,403,104(b)           33,136,985
  01-15-25                          2.38       35,725,522(b)           35,311,110
  04-15-28                          3.63       36,532,489(b)           43,607,740
  04-15-29                          3.88        4,477,038(b)            5,572,914
---------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $395,287,812)                                                 $391,718,697
---------------------------------------------------------------------------------

MONEY MARKET FUND (0.7%)
                                    SHARES                   VALUE(A)
RiverSource Short-Term Cash
 Fund                               2,929,093(c)           $2,929,093
---------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $2,929,093)                                         $2,929,093
---------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $398,216,905)(e)                                  $394,647,790
=====================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(d) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
SALE CONTRACTS
U.S. Treasury Note, Sept. 2007, 10-year                           $12,500,000

(e) At July 31, 2007, the cost of securities for federal income tax purposes was $399,471,332 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $    16,582
Unrealized depreciation                                             (4,840,124)
------------------------------------------------------------------------------
Net unrealized depreciation                                        $(4,823,542)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 14 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $395,287,812)          $391,718,697
   Affiliated money market fund (identified cost $2,929,093)
      (Note 6)                                                     2,929,093
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $398,216,905)                                                 394,647,790
Capital shares receivable                                            676,622
Accrued interest receivable                                        1,199,506
Receivable for investment securities sold                          4,597,080
----------------------------------------------------------------------------
Total assets                                                     401,120,998
----------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                    453,793
Capital shares payable                                               264,490
Payable for investment securities purchased                        6,274,514
Accrued investment management services fee                             4,728
Accrued distribution fee                                                 942
Accrued transfer agency fee                                              256
Accrued administrative services fee                                      752
Other accrued expenses                                                58,892
----------------------------------------------------------------------------
Total liabilities                                                  7,058,367
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $394,062,631
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    406,742
Additional paid-in capital                                       400,943,459
Undistributed net investment income                                1,537,040
Accumulated net realized gain (loss) (Note 8)                     (5,227,776)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            (3,596,834)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $394,062,631
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $ 65,959,818
                                            Class B                            $ 16,143,740
                                            Class C                            $  1,784,275
                                            Class I                            $310,160,205
                                            Class R4                           $      9,661
                                            Class W                            $      4,932
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)     6,807,001    $       9.69
                                            Class B shares        1,666,752    $       9.69
                                            Class C shares          184,194    $       9.69
                                            Class I shares       32,014,702    $       9.69
                                            Class R4 shares           1,000    $       9.66
                                            Class W shares              509    $       9.69
===========================================================================================

(1) The maximum offering price per share for Class A is $10.17. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 16 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                      $14,616,738
Income distributions from affiliated money market fund (Note
   6)                                                             158,673
-------------------------------------------------------------------------
Total income                                                   14,775,411
-------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                              1,313,892
Distribution fee
   Class A                                                        197,429
   Class B                                                        254,136
   Class C                                                         22,157
   Class W                                                              8
Transfer agency fee
   Class A                                                        122,527
   Class B                                                         41,485
   Class C                                                          3,556
   Class R4                                                           112
   Class W                                                              7
Service fee -- Class R4                                                90
Administrative services fees and expenses                         209,028
Plan administration services fee -- Class R4                           21
Compensation of board members                                       5,525
Custodian fees                                                     21,630
Printing and postage                                               35,325
Registration fees                                                  99,000
Professional fees                                                  33,727
Other                                                              12,005
-------------------------------------------------------------------------
Total expenses                                                  2,371,660
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                    (325,755)
-------------------------------------------------------------------------
                                                                2,045,905
   Earnings and bank fee credits on cash balances (Note 2)         (7,489)
-------------------------------------------------------------------------
Total net expenses                                              2,038,416
-------------------------------------------------------------------------
Investment income (loss) -- net                                12,736,995
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)     (3,009,640)
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities in foreign
   currencies                                                   4,613,157
-------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           1,603,517
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 $14,340,512
=========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  17

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ 12,736,995    $ 11,706,408
Net realized gain (loss) on investments                     (3,009,640)     (1,902,038)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                         4,613,157      (6,880,013)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               14,340,512       2,924,357
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (3,351,656)     (4,144,750)
      Class B                                                 (889,303)     (1,630,331)
      Class C                                                  (79,373)       (126,451)
      Class I                                               (8,769,640)     (4,218,952)
      Class R4                                                  (6,266)        (33,920)
      Class W                                                     (112)            N/A
   Net realized gain
      Class A                                                       --        (338,732)
      Class B                                                       --        (169,903)
      Class C                                                       --         (13,108)
      Class I                                                       --        (218,717)
      Class R4                                                      --             (33)
--------------------------------------------------------------------------------------
Total distributions                                        (13,096,350)    (10,894,897)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 18 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31,                                           2007            2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                $ 20,009,475    $ 55,061,508
   Class B shares                                            3,547,088      21,565,206
   Class C shares                                              333,818       1,194,571
   Class I shares                                          176,000,223     101,552,558
   Class R4 shares                                              33,860       2,274,318
   Class W shares                                                5,000             N/A
Reinvestment of distributions at net asset value
   Class A shares                                            3,077,121       4,079,175
   Class B shares                                              824,429       1,637,698
   Class C shares                                               75,827         129,416
   Class I shares                                            8,560,034       4,286,454
   Class R4 shares                                                 106          31,448
Payments for redemptions
   Class A shares                                          (50,518,670)    (48,324,842)
   Class B shares (Note 2)                                 (22,397,025)    (35,719,575)
   Class C shares (Note 2)                                  (1,519,023)     (2,071,943)
   Class I shares                                          (23,836,428)     (7,000,917)
   Class R4 shares                                          (2,070,746)       (238,302)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            112,125,089      98,456,773
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    113,369,251      90,486,233
Net assets at beginning of year                            280,693,380     190,207,147
--------------------------------------------------------------------------------------
Net assets at end of year                                 $394,062,631    $280,693,380
======================================================================================
Undistributed net investment income                       $  1,537,040    $  1,896,395
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  19

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. At July 31, 2007, RiverSource Life Insurance Company (RiverSource Life), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) owned 100% of Class R4 shares.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class W shares.

At July 31, 2007, Ameriprise Financial, RiverSource Life and the affiliated funds-of-funds owned approximately 79% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 20 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT 21 counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and

--------------------------------------------------------------------------------

 22 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated are as follows:

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $3,351,656    $4,446,887
      Long-term capital gain....................            --        36,595

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  23

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS B
Distributions paid from:
      Ordinary income...........................       889,303     1,781,879
      Long-term capital gain....................            --        18,355
CLASS C
Distributions paid from:
      Ordinary income...........................    $   79,373    $  138,143
      Long-term capital gain....................            --         1,416
CLASS I
Distributions paid from:
      Ordinary income...........................     8,769,640     4,414,040
      Long-term capital gain....................            --        23,629
CLASS R4*
Distributions paid from:
      Ordinary income...........................         6,266        33,949
      Long-term capital gain....................            --             4
CLASS W**
Distributions paid from:
      Ordinary income...........................           112           N/A
      Long-term capital gain....................            --           N/A

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $ 1,990,833
Undistributed accumulated long-term gain...................    $        --
Accumulated realized loss..................................    $(3,973,349)
Unrealized appreciation (depreciation).....................    $(4,851,261)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition

--------------------------------------------------------------------------------

 24 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.44% to 0.25% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007, was 0.44% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $4,255 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT 25 equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other

--------------------------------------------------------------------------------

 26 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $73,052 for Class A, $31,868 for Class B and $783 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 0.84% for Class A, 1.60% for Class B, 1.60% for Class C, 0.49% for Class I, 0.69% for Class R4 and 0.93% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $43,556, $14,016, $1,222 and $27, respectively, and the management fees waived at the Fund level were $266,934. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.49% for Class I, 0.69% for Class R4 and 0.93% for Class W of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.84% for Class A, 1.60% for Class B, 1.59% for Class C, 0.47% for Class I, 0.73% for Class R4 and 0.92% for Class W of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $7,489 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $303,740,325 and $225,415,133, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  27

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED JULY 31, 2007
                                              ISSUED FOR                           NET
                                              REINVESTED                        INCREASE
                                  SOLD       DISTRIBUTIONS     REDEEMED        (DECREASE)
---------------------------------------------------------------------------------------------
Class A                         2,071,221       317,895       (5,231,460)      (2,842,344)
Class B                           366,511        85,143       (2,324,127)      (1,872,473)
Class C                            34,484         7,834         (157,438)        (115,120)
Class I                        18,364,192       886,462       (2,457,138)      16,793,516
Class R4*                           3,554            11         (213,095)        (209,530)
Class W**                             509            --               --              509
---------------------------------------------------------------------------------------------

                                                  YEAR ENDED JULY 31, 2006
                                              ISSUED FOR                           NET
                                              REINVESTED                        INCREASE
                                  SOLD       DISTRIBUTIONS     REDEEMED        (DECREASE)
---------------------------------------------------------------------------------------------
Class A                         5,564,370       414,755       (4,936,073)       1,043,052
Class B                         2,172,183       166,395       (3,644,296)      (1,305,718)
Class C                           120,710        13,145         (211,346)         (77,491)
Class I                        10,350,133       439,002         (729,290)      10,059,845
Class R4*                         231,084         3,270          (24,824)         209,530
---------------------------------------------------------------------------------------------

  * Effective Dec. 11. 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $150,978 that were pledged as collateral to cover initial margin deposits on 125 open sale contracts. The notional market value of the open sale contracts at July 31, 2007 was $13,427,735 with a net unrealized loss of $27,719. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales of securities aggregated $80,272,876 and $77,343,783, respectively, for the year ended July 31, 2007.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or

--------------------------------------------------------------------------------

 28 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $2,136,395 at July 31, 2007, that if not offset by capital gains will expire in 2015.

The Fund also had a post-October loss of $1,836,954 at July 31, 2007.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  29

Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their

--------------------------------------------------------------------------------

 30 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  31

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,       2007              2006           2005        2004(B)
Net asset value, beginning of
  period                          $9.71            $10.02          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)        .35(c)            .47            .33            .21
Net gains (losses) (both
 realized and unrealized)           .04              (.33)           .21           (.34)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .39               .14            .54           (.13)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.41)             (.42)          (.34)          (.20)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.41)             (.45)          (.34)          (.20)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.69             $9.71         $10.02          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $66               $94            $86            $38
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)       .84%              .84%           .84%           .84%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 3.65%             4.71%          3.47%          5.83%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   4.08%             1.53%          5.43%         (1.25%)(i)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.98%, 0.96%, 1.01% and 1.52% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 32 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,    2007                 2006           2005        2004(B)
Net asset value, beginning of
 period                           $9.70            $10.01          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .26(c)            .39            .25            .18
Net gains (losses) (both
 realized and unrealized)           .06              (.33)           .20           (.34)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .32               .06            .45           (.16)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.33)             (.34)          (.26)          (.17)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.33)             (.37)          (.26)          (.17)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.69             $9.70         $10.01          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $16               $34            $49            $15
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)      1.60%             1.62%          1.62%          1.62%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 2.68%             3.81%          2.80%          5.09%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   3.40%              .73%          4.52%         (1.54%)(i)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.74%, 1.71%, 1.77% and 2.30% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  33

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,    2007                 2006           2005        2004(B)
Net asset value, beginning of
 period                           $9.70            $10.01          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .28(c)            .39            .25            .18
Net gains (losses) (both
 realized and unrealized)           .04              (.33)           .20           (.35)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .32               .06            .45           (.17)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.33)             (.34)          (.26)          (.16)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.33)             (.37)          (.26)          (.16)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.69             $9.70         $10.01          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                           $2                $3             $4             $2
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)      1.60%             1.62%          1.62%          1.61%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 2.87%             3.79%          2.74%          4.99%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   3.40%              .73%          4.51%         (1.58%)(i)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.74%, 1.71%, 1.76% and 2.30% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 34 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,    2007                 2006           2005        2004(B)
Net asset value, beginning of
 period                           $9.71            $10.02          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .46(c)            .50            .36            .22
Net gains (losses) (both
 realized and unrealized)          (.04)             (.33)           .20           (.34)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .42               .17            .56           (.12)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.44)             (.45)          (.36)          (.21)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.44)             (.48)          (.36)          (.21)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.69             $9.71         $10.02          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                         $310              $148            $52            $13
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)       .49%              .53%           .59%           .59%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 4.75%             5.33%          3.82%          6.28%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   4.44%             1.84%          5.69%         (1.14%)(i)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.58%, 0.58%, 0.65% and 1.27% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  35

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,    2007                 2006           2005        2004(B)
Net asset value, beginning of
 period                           $9.70            $10.02          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .33(c)            .47            .35            .22
Net gains (losses) (both
 realized and unrealized)           .04              (.33)           .20           (.35)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .37               .14            .55           (.13)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.41)             (.43)          (.35)          (.20)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.41)             (.46)          (.35)          (.20)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.66             $9.70         $10.02          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $--                $2            $--            $--
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)       .69%              .69%           .69%           .69%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 3.17%             6.20%          3.36%          5.79%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   3.92%             1.57%          5.58%         (1.19%)(i)
------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.77%, 0.79%, 0.86% and 1.37% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 36 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.82
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .33(c)
Net gains (losses) (both realized and
 unrealized)                               (.25)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.69
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .93%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.19%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          76%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .95%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.06% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Inflation Protected Securities Fund (the Fund), one of the portfolios constituting the RiverSource Bond Series, Inc., as of July 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006 were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 38 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Inflation Protected Securities Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  39

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (105.0%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (22.4%)
Federal Farm Credit Bank
  10-10-08                           4.25%         $720,000                $713,987
Federal Home Loan Bank
  01-18-08                           4.63           630,000                 628,255
Federal Home Loan Mtge Corp
  06-15-08                           3.88         3,665,000               3,625,308
  03-15-09                           5.75           525,000                 531,579
  03-15-31                           6.75           720,000                 830,159
  04-16-37                           6.00           750,000                 730,781
Federal Natl Mtge Assn
  01-15-08                           3.25           250,000                 247,793
  06-15-08                           5.25         7,885,000               7,890,834
  02-16-12                           5.00         1,935,000               1,925,925
  05-18-12                           4.88         1,120,000               1,107,736
  11-15-30                           6.63         3,155,000               3,581,509
U.S. Treasury
  06-30-09                           4.88         4,045,000               4,066,806
  07-31-09                           4.63         1,070,000               1,071,254
  06-30-12                           4.88         2,725,000               2,756,506
  05-15-17                           4.50           580,000                 567,630
  02-15-26                           6.00           565,000                 631,299
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00         3,099,926(k)            3,012,359
                                                                    ---------------
Total                                                                    33,919,720
-----------------------------------------------------------------------------------

ASSET-BACKED (3.4%)
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                           2.84           250,000                 249,715
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.43           500,000(d,h)            500,067
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                           6.15           125,000(d)              126,283
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                           5.62           975,000(e)               92,130

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                           4.92%         $105,000                $100,426
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                           5.58           161,661(h)              161,112
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.48           500,000(h)              496,953
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78           575,000(d,i)            580,553
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                           4.15            83,871(i)               83,335
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                           2.85           200,000(d,i)            197,607
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                           5.88           600,000(e)              126,588
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88           700,000(e)              186,235
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           5.90           300,000(e)               85,152
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                           4.49            27,053                  26,939
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57           285,000                 284,094

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Renaissance Home Equity Loan Trust
Series 2007-2 Cl M4
  06-25-37                           6.31%          $75,000                 $70,763
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                           6.66            50,000                  47,102
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                           7.01            70,000                  68,239
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                           5.46           635,000(h)              632,618
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                           5.50           750,000(h)              749,437
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                           5.45           225,000(d)              222,435
WFS Financial Owner Trust
 Series 2004-1 Cl D
  08-22-11                           3.17            14,953                  14,928
                                                                    ---------------
Total                                                                     5,102,711
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (10.6%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           5.02           250,000                 245,565
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45           325,000                 317,380
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                           4.57           350,000                 338,312
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47           325,000                 319,413
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68           350,000                 352,551
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15           246,530(d)              243,047
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.23           175,000                 171,454

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                           7.03%         $487,684                $498,500
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           5.63           150,000(d,h)            150,533
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           6.12           525,000(d,h)            524,344
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66           350,000                 345,484
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                           6.18           425,000                 433,537
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           175,000                 166,270
Federal Natl Mtge Assn #386558
  10-01-10                           4.85           475,039                 471,151
Federal Natl Mtge Assn #735029
  09-01-13                           5.28           479,218                 479,454
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                           4.77           400,000(j)              375,076
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                           4.77           575,000(d)              567,211
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88           175,000                 171,669
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                           5.44           350,000                 336,728
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96           300,000                 295,078
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                           5.55           375,000                 366,712
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           6.17           300,000(d,h)            297,000

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mtge Securities II
Series 2007-GG10 Cl A4
  08-10-45                           5.99%         $650,000                $642,453
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99           225,000                 221,036
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13           322,011                 311,255
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97           198,784                 193,576
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77           375,000                 358,650
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  05-15-41                           5.26           350,000                 345,189
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                           4.18           150,000                 146,068
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48           480,995                 466,778
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49           450,000                 443,860
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                           5.42           350,000                 335,686
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
  09-15-26                           4.56           250,000                 244,005
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97           250,000                 237,255
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93           500,000                 487,655
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           5.86           275,000                 277,335
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42           275,000                 263,598

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34%         $275,000                $270,177
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59           300,000                 290,436
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08           775,000(d)              747,688
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94           275,000                 259,698
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09           325,000                 318,253
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77           150,000                 147,526
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73           275,000                 272,568
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31           450,000                 429,170
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                           5.51           925,000                 890,127
                                                                    ---------------
Total                                                                    16,066,511
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (51.9%)(F)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69           493,792(g)              495,509
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.94           590,071(g)              590,584
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.19           393,125(g)              395,391

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Banc of America Alternative Loan Trust
Collateralized Mtge Obligation
Series 2003-11 Cl 1A1
  01-25-34                           6.00%         $155,048                $154,813
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                           4.75           195,543                 186,469
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00           934,236                 916,240
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                           7.25            66,397(d)               64,903
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                           5.90           410,245(g)              411,505
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                           5.09           350,000(d,g)            336,086
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
  06-25-35                           6.50           296,191                 298,088
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73           335,060(e)               57,248
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                           4.75           160,492                 153,045
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                           5.50         1,109,702               1,061,016
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                           5.50           327,775                 327,146

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                           5.50%         $334,697                $334,058
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50           682,872                 682,717
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50           290,569                 301,340
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                           5.50           820,841                 818,415
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00           580,398                 585,002
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00           627,495                 625,776
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                           6.00           300,000                 303,921
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                           6.00           689,569                 694,789
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB1 Cl 6A1
  03-25-35                           5.16           807,010(g)              792,723
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00           363,586(d)              379,397
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.36           328,382(g)              328,487

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Downey Savings & Loan Assn Mtge Loan Trust
Collateralized Mtge Obligation
Interest Only
Series 2005-AR5 Cl X1
  08-19-45                           0.12%       $2,512,285(e)              $25,123
Federal Home Loan Mtge Corp
  08-01-37                           6.50         4,000,000(b)            4,045,000
Federal Home Loan Mtge Corp #A10892
  07-01-33                           6.00           151,332                 151,230
Federal Home Loan Mtge Corp #A12692
  10-01-32                           6.00           201,171                 201,766
Federal Home Loan Mtge Corp #A13092
  09-01-33                           5.00         1,129,440               1,065,278
Federal Home Loan Mtge Corp #A13854
  09-01-33                           6.00           226,348                 226,272
Federal Home Loan Mtge Corp #A28602
  11-01-34                           6.50           974,847                 990,525
Federal Home Loan Mtge Corp #B11835
  01-01-19                           5.50           926,031                 918,268
Federal Home Loan Mtge Corp #C77372
  03-01-33                           6.00           340,354                 340,190
Federal Home Loan Mtge Corp #C90613
  01-01-23                           5.00           157,866                 151,237
Federal Home Loan Mtge Corp #D96300
  10-01-23                           5.50           327,607                 320,931
Federal Home Loan Mtge Corp #E74288
  12-01-13                           6.00           211,390                 213,461
Federal Home Loan Mtge Corp #E96941
  06-01-18                           4.50           139,290                 133,334
Federal Home Loan Mtge Corp #E99684
  10-01-18                           5.00           281,286                 274,147
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00         1,649,668               1,551,932
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           9.81           204,215(e)               55,448
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          20.00           128,120(e)                3,353

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                          12.98%         $231,563(e)              $23,274
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
  06-15-32                          18.97           359,296(e)               19,080
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                           5.50           169,683                 170,119
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                           6.50           195,406                 200,515
Federal Natl Mtge Assn
  08-01-22                           6.00         1,000,000(b)            1,005,938
  08-01-37                           5.00           500,000(b)              468,906
  08-01-37                           5.50         2,100,000(b)            2,027,813
  08-01-37                           6.00         4,500,000(b)            4,457,813
  08-01-37                           7.00         4,000,000(b)            4,108,752
Federal Natl Mtge Assn #252440
  05-01-29                           7.00           428,970                 445,072
Federal Natl Mtge Assn #254684
  03-01-18                           5.00         1,321,630               1,288,009
Federal Natl Mtge Assn #254916
  09-01-23                           5.50           291,282                 285,327
Federal Natl Mtge Assn #255408
  09-01-24                           5.50         1,020,589                 993,918
Federal Natl Mtge Assn #255788
  06-01-15                           5.50           634,598                 636,808
Federal Natl Mtge Assn #440730
  12-01-28                           6.00           194,241                 194,704
Federal Natl Mtge Assn #493945
  04-01-29                           6.50           120,681                 122,855
Federal Natl Mtge Assn #518159
  09-01-14                           7.00           457,943                 472,148
Federal Natl Mtge Assn #545216
  03-01-09                           5.89           103,281                 103,425
Federal Natl Mtge Assn #545869
  07-01-32                           6.50            83,279                  85,016

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #555340
  04-01-33                           5.50%         $450,388                $437,610
Federal Natl Mtge Assn #555528
  04-01-33                           6.00           996,861                 993,612
Federal Natl Mtge Assn #555734
  07-01-23                           5.00           127,703                 122,106
Federal Natl Mtge Assn #555794
  09-01-28                           7.50            86,521                  90,639
Federal Natl Mtge Assn #582154
  05-01-31                           6.50           124,275                 126,743
Federal Natl Mtge Assn #597374
  09-01-31                           7.00           110,023                 114,910
Federal Natl Mtge Assn #611831
  02-01-31                           7.50            49,183                  51,494
Federal Natl Mtge Assn #643381
  06-01-17                           6.00           226,202                 227,914
Federal Natl Mtge Assn #646147
  06-01-32                           7.00           740,255                 774,365
Federal Natl Mtge Assn #649876
  08-01-32                           6.50            91,034                  93,491
Federal Natl Mtge Assn #650009
  09-01-31                           7.50           114,705                 120,095
Federal Natl Mtge Assn #654208
  10-01-32                           6.50           239,376                 243,667
Federal Natl Mtge Assn #655679
  08-01-32                           6.50           155,321                 158,105
Federal Natl Mtge Assn #661815
  10-01-32                           6.00           148,874                 148,655
Federal Natl Mtge Assn #662061
  09-01-32                           6.50         1,009,647               1,027,745
Federal Natl Mtge Assn #677089
  01-01-33                           5.50           763,793                 741,482
Federal Natl Mtge Assn #678028
  09-01-17                           6.00           155,113                 156,286
Federal Natl Mtge Assn #683100
  02-01-18                           5.50           219,806                 218,214
Federal Natl Mtge Assn #683116
  02-01-33                           6.00           562,937                 561,103
Federal Natl Mtge Assn #689093
  07-01-28                           5.50           123,838                 120,328
Federal Natl Mtge Assn #708959
  06-01-18                           4.50           578,244                 553,498
Federal Natl Mtge Assn #709093
  06-01-33                           6.00           180,882                 180,163

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #710780
  05-01-33                           6.00%         $465,890                $464,038
Federal Natl Mtge Assn #711224
  06-01-33                           5.50            75,160                  72,953
Federal Natl Mtge Assn #711501
  05-01-33                           5.50           173,665                 168,538
Federal Natl Mtge Assn #711503
  06-01-33                           5.50           151,264                 147,390
Federal Natl Mtge Assn #720378
  06-01-18                           4.50           197,990                 189,517
Federal Natl Mtge Assn #724867
  06-01-18                           5.00           233,606                 227,810
Federal Natl Mtge Assn #725424
  04-01-34                           5.50         3,922,805               3,807,613
Federal Natl Mtge Assn #725425
  04-01-34                           5.50         1,387,039               1,346,398
Federal Natl Mtge Assn #725431
  08-01-15                           5.50           229,341                 228,187
Federal Natl Mtge Assn #725684
  05-01-18                           6.00           388,309                 391,540
Federal Natl Mtge Assn #725719
  07-01-33                           4.85           270,662(g)              265,985
Federal Natl Mtge Assn #725773
  09-01-34                           5.50         1,774,975               1,720,506
Federal Natl Mtge Assn #726940
  08-01-23                           5.50           159,032                 155,390
Federal Natl Mtge Assn #735212
  12-01-34                           5.00         1,318,433               1,242,723
Federal Natl Mtge Assn #735841
  11-01-19                           4.50           634,077                 606,061
Federal Natl Mtge Assn #743347
  10-01-33                           6.00           152,852                 152,743
Federal Natl Mtge Assn #743579
  11-01-33                           5.50           705,247                 684,538
Federal Natl Mtge Assn #747339
  10-01-23                           5.50           479,306                 468,065
Federal Natl Mtge Assn #753074
  12-01-28                           5.50           199,606                 193,948
Federal Natl Mtge Assn #755056
  12-01-23                           5.50           705,357                 690,937
Federal Natl Mtge Assn #757581
  01-01-19                           5.50           736,157                 730,033
Federal Natl Mtge Assn #759330
  01-01-19                           6.50           389,879                 397,479

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #763754
  02-01-29                           5.50%         $269,540                $261,665
Federal Natl Mtge Assn #766641
  03-01-34                           5.00           955,277                 900,421
Federal Natl Mtge Assn #768117
  08-01-34                           5.43           175,493(g)              174,077
Federal Natl Mtge Assn #779676
  06-01-34                           5.00         1,410,495               1,329,498
Federal Natl Mtge Assn #815264
  05-01-35                           5.23           426,577(g)              421,832
Federal Natl Mtge Assn #829227
  08-01-35                           6.00         1,436,499               1,425,995
Federal Natl Mtge Assn #865689
  02-01-36                           5.85         1,136,467(g)            1,134,671
Federal Natl Mtge Assn #881629
  02-01-36                           5.50         1,217,201               1,169,816
Federal Natl Mtge Assn #885827
  06-01-36                           6.50           920,716                 936,471
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-119 Cl GI
  12-25-33                           8.21           298,523(e)               74,413
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          12.58           799,003(e)              195,759
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                          12.80           273,459(e)               50,012
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                          11.02           165,909(e)               24,121
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-92 CL SC
  10-25-35                          17.41         1,342,502(e)               67,957

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           9.52%       $1,123,823(e)             $303,789
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00            71,911                  76,187
Govt Natl Mtge Assn #567717
  06-15-32                           7.50            23,500                  24,582
Govt Natl Mtge Assn #604708
  10-15-33                           5.50           264,172                 257,958
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A11
  10-19-35                           7.02           411,263(g)              418,829
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.66           372,521(g)              372,518
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-10 Cl N1
  11-19-36                           6.41            62,170(d)               62,111
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-8A Cl N1
  07-21-36                           6.41             6,596(d)                6,539
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                           4.50         5,725,694(e)               41,153
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR5 Cl 1A1
  05-25-37                           6.37           636,678(g)              646,585
IndyMac Index Nim
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl N1
  06-25-46                           6.65            39,674(d)               39,525

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Lehman XS Trust
Collateralized Mtge Obligation
Series 2007-5H Cl 1A1
  05-25-37                           6.50%         $944,699                $954,587
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                           5.00           329,806                 317,490
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                           6.00           192,417                 192,542
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                           5.00           189,871                 184,720
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                           5.00           271,605                 263,747
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
  04-25-35                           5.50           800,000                 759,392
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                           6.00           426,756                 430,487
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                           5.50           544,910                 521,012
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                           4.50           148,188                 141,674
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                           5.29           274,617(g)              272,218
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR8 Cl 2AB1
  07-25-45                           5.57           141,566(g)              141,549

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                           5.95%         $294,142(g)             $294,458
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00         1,792,288               1,719,790
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50           681,023                 653,676
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                           6.03           279,868(g)              280,215
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11           603,516(g)              593,664
                                                                    ---------------
Total                                                                    78,823,977
-----------------------------------------------------------------------------------

BANKING (3.8%)
Bank of America
 Sub Nts
  03-15-17                           5.30         1,660,000               1,577,377
Citigroup
 Sub Nts
  02-15-17                           5.50           990,000                 954,800
JPMorgan Chase & Co
 Sub Nts
  06-27-17                           6.13           865,000                 878,139
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63           865,000                 827,053
Popular North America
 Sr Nts
  10-01-08                           3.88         1,510,000               1,477,654
                                                                    ---------------
Total                                                                     5,715,023
-----------------------------------------------------------------------------------

BROKERAGE (2.9%)
Discover Financial Services
  06-12-17                           6.45           285,000(d)              276,387
Goldman Sachs Group
 Sub Nts
  01-15-17                           5.63           515,000                 487,995

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  23

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BROKERAGE (CONT.)
Lehman Brothers Holdings
Sr Nts
  07-19-12                           6.00%         $890,000                $889,931
Lehman Brothers Holdings
 Sub Nts
  07-19-17                           6.50           495,000                 486,155
Merrill Lynch & Co
 Sub Nts
  05-02-17                           5.70           840,000                 796,261
Morgan Stanley
  04-27-17                           5.55         1,550,000               1,480,778
                                                                    ---------------
Total                                                                     4,417,507
-----------------------------------------------------------------------------------

ELECTRIC (1.5%)
Consumers Energy
 1st Mtge Series F
  05-15-10                           4.00            45,000                  43,337
Consumers Energy
 1st Mtge Series H
  02-17-09                           4.80           705,000                 698,173
Entergy Gulf States
 1st Mtge
  06-01-08                           3.60           300,000                 295,333
Exelon
  06-15-10                           4.45           580,000                 563,329
Portland General Electric
  03-15-10                           7.88           155,000                 165,039
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                           6.88           310,000                 318,269
Xcel Energy
 Sr Nts
  07-01-08                           3.40           190,000                 186,455
                                                                    ---------------
Total                                                                     2,269,935
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.4%)
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88         1,305,000(d)            1,278,703
HJ Heinz
  12-01-08                           6.43           195,000(d)              197,280
Molson Coors Capital Finance
  09-22-10                           4.85           640,000(c)              629,205
                                                                    ---------------
Total                                                                     2,105,188
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                           4.00%         $225,000                $218,474
-----------------------------------------------------------------------------------

GAS PIPELINES (0.7%)
CenterPoint Energy Resources
  02-15-11                           7.75           175,000                 186,146
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80           620,000                 636,715
Southern Natural Gas
  04-01-17                           5.90           185,000(d)              178,727
                                                                    ---------------
Total                                                                     1,001,588
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (0.3%)
Centex
 Sr Unsecured
  05-01-16                           6.50            90,000                  82,031
DR Horton
 Sr Unsub
  04-15-16                           6.50           365,000(j)              331,732
                                                                    ---------------
Total                                                                       413,763
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.1%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95           110,000                 108,098
-----------------------------------------------------------------------------------

MEDIA CABLE (0.3%)
Comcast MO of Delaware LLC
  09-01-08                           9.00           500,000                 517,964
-----------------------------------------------------------------------------------

MEDIA NON CABLE (1.0%)
British Sky Broadcasting Group
  02-23-09                           6.88           595,000(c)              607,607
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13           920,000                 893,360
                                                                    ---------------
Total                                                                     1,500,967
-----------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.1%)
SLM
  01-15-13                           5.38           190,000                 168,503
  10-01-13                           5.00            45,000                  38,916
                                                                    ---------------
Total                                                                       207,419
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

OTHER FINANCIAL INSTITUTIONS (0.7%)
Residential Capital LLC
  06-30-10                           6.38%       $1,050,000                $988,439
-----------------------------------------------------------------------------------

REITS (0.4%)
Brandywine Operating Partnership LP
  05-01-17                           5.70           240,000                 231,370
ERP Operating LP
  06-15-17                           5.75           375,000                 364,890
                                                                    ---------------
Total                                                                       596,260
-----------------------------------------------------------------------------------

RETAILERS (0.6%)
CVS Caremark
 Sr Unsecured
  06-01-17                           5.75            50,000                  47,861
Home Depot
 Sr Unsecured
  12-16-36                           5.88           275,000                 238,770
Macys Retail Holdings
  07-15-09                           4.80           585,000                 575,172
                                                                    ---------------
Total                                                                       861,803
-----------------------------------------------------------------------------------

WIRELINES (2.9%)
Telecom Italia Capital
  10-01-15                           5.25           560,000(c)              521,050
Telefonica Europe
  09-15-10                           7.75           500,000(c)              528,904
TELUS
  06-01-11                           8.00         1,965,000(c)            2,104,165
Verizon New York
 Series A
  04-01-12                           6.88         1,075,000               1,121,408

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
Verizon Pennsylvania
 Series A
  11-15-11                           5.65%         $155,000                $155,770
                                                                    ---------------
Total                                                                     4,431,297
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $161,017,243)                                                   $159,266,644
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.5%)
NAME OF ISSUER
AND TITLE OF                       COUPON       PRINCIPAL
ISSUE                               RATE          AMOUNT                   VALUE(A)
TOBACCO
Tobacco Settlement Financing
 Corporation Revenue Bonds
 Series 2007A-1
  06-01-46                          6.71%          $745,000                $711,035
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $744,926)                                                           $711,035
-----------------------------------------------------------------------------------

MONEY MARKET FUND (4.7%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  7,073,485(l)           $7,073,485
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $7,073,485)                                                       $7,073,485
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $168,835,654)(m)                                                $167,051,164
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $16,126,734.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2007, the value of foreign securities represented 2.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $6,976,426 or 4.6% of net assets.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  25

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Treasury Note, Sept. 2007, 5-year                             $2,200,000
U.S. Treasury Note, Sept. 2007, 10-year                               400,000
SALE CONTRACTS
U.S. Long Bond, Sept. 2007, 20-year                                 4,700,000
U.S. Treasury Note, Sept. 2007, 2-year                              1,800,000

(k) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(l)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

(m) At July 31, 2007, the cost of securities for federal income tax purposes was $168,947,366 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $346,476
Unrealized depreciation                                             (2,242,678)
------------------------------------------------------------------------------
Net unrealized depreciation                                        $(1,896,202)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 26 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  27

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $161,762,169)          $159,977,679
   Affiliated money market fund (identified cost $7,073,485)
      (Note 7)                                                     7,073,485
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $168,835,654)                                                 167,051,164
Cash in bank on demand deposit                                        12,339
Capital shares receivable                                            210,329
Accrued interest receivable                                        1,086,858
Receivable for investment securities sold                          3,970,238
----------------------------------------------------------------------------
Total assets                                                     172,330,928
----------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                    118,717
Capital shares payable                                               270,153
Payable for investment securities purchased                        3,882,438
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                 16,126,734
Variation margin payable                                              18,937
Unrealized depreciation on swap transactions, at value (Note
   6)                                                                107,110
Accrued investment management services fee                             1,992
Accrued distribution fee                                                 730
Accrued transfer agency fee                                              327
Accrued administrative services fee                                      291
Other accrued expenses                                                65,910
----------------------------------------------------------------------------
Total liabilities                                                 20,593,339
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $151,737,589
============================================================================

--------------------------------------------------------------------------------

 28 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    158,379
Additional paid-in capital                                       157,095,383
Undistributed net investment income                                  (30,685)
Accumulated net realized gain (loss) (Note 9)                     (3,533,861)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            (1,951,627)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $151,737,589
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $ 61,546,982
                                             Class B                          $  9,671,171
                                             Class C                          $  1,598,714
                                             Class I                          $ 78,906,235
                                             Class R4                         $      9,580
                                             Class W                          $      4,907
Net asset value per share of outstanding     Class A
   capital stock:                            shares(1)           6,425,229    $       9.58
                                             Class B shares      1,009,974    $       9.58
                                             Class C shares        167,013    $       9.57
                                             Class I shares      8,234,187    $       9.58
                                             Class R4 shares         1,000    $       9.58
                                             Class W shares            512    $       9.58
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.06. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  29

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $7,568,250
Income distributions from affiliated money market fund (Note
   7)                                                              344,119
--------------------------------------------------------------------------
Total income                                                     7,912,369
--------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 726,809
Distribution fee
   Class A                                                         166,025
   Class B                                                         127,161
   Class C                                                          17,304
   Class W                                                               8
Transfer agency fee
   Class A                                                         107,029
   Class B                                                          22,057
   Class C                                                           2,832
   Class R4                                                              8
   Class W                                                               7
Service fee -- Class R4                                                  4
Administrative services fees and expenses                          105,993
Plan administration services fee -- Class R4                            17
Compensation of board members                                        2,912
Custodian fees                                                      73,070
Printing and postage                                                33,440
Registration fees                                                   74,733
Professional fees                                                   32,510
Other                                                                7,944
--------------------------------------------------------------------------
Total expenses                                                   1,499,863
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                     (289,509)
--------------------------------------------------------------------------
                                                                 1,210,354
   Earnings and bank fee credits on cash balances (Note 2)          (8,439)
--------------------------------------------------------------------------
Total net expenses                                               1,201,915
--------------------------------------------------------------------------
Investment income (loss) -- net                                  6,710,454
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

 30 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $  222,437
   Foreign currency transactions                                    10,663
   Futures contracts                                               219,662
   Swap transactions                                               (52,817)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                            399,945
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          (101,167)
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies              298,778
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $7,009,232
==========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  6,710,454    $  7,471,189
Net realized gain (loss) on investments                        399,945      (3,801,996)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                          (101,167)       (709,302)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                7,009,232       2,959,891
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (2,943,020)     (2,962,621)
      Class B                                                 (466,993)       (651,874)
      Class C                                                  (63,695)        (48,094)
      Class I                                               (3,369,145)     (3,695,061)
      Class R4                                                    (488)         (2,116)
      Class W                                                     (141)            N/A
   Net realized gain
      Class A                                                       --        (149,908)
      Class B                                                       --         (42,425)
      Class C                                                       --          (2,742)
      Class I                                                       --        (162,357)
      Class R4                                                      --            (111)
--------------------------------------------------------------------------------------
Total distributions                                         (6,843,482)     (7,717,309)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 32 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31,                                           2007            2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                $ 20,321,054    $ 34,320,828
   Class B shares                                            2,916,919       7,015,285
   Class C shares                                              491,010       1,041,712
   Class I shares                                           16,543,123      57,332,338
   Class R4 shares                                               5,824              32
   Class W shares                                                5,000             N/A
Reinvestment of distributions at net asset value
   Class A shares                                            2,658,262       2,797,591
   Class B shares                                              424,873         630,182
   Class C shares                                               56,908          45,202
   Class I shares                                            3,343,089       3,824,707
   Class R4 shares                                                  33           1,693
Payments for redemptions
   Class A shares                                          (33,053,674)    (47,199,140)
   Class B shares (Note 2)                                  (8,901,112)    (16,947,587)
   Class C shares (Note 2)                                    (587,750)     (1,029,946)
   Class I shares                                           (6,574,119)    (63,243,027)
   Class R4 shares                                              (5,851)        (50,232)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             (2,356,411)    (21,460,362)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     (2,190,661)    (26,217,780)
Net assets at beginning of year                            153,928,250     180,146,030
--------------------------------------------------------------------------------------
Net assets at end of year                                 $151,737,589    $153,928,250
======================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $    (30,685)   $    144,497
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities like those included in the Lehman Brothers Intermediate Aggregate Bond Index (the Index). The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

- Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

- Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) owned 100% of Class R4 shares.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class W shares.

At July 31, 2007, Ameriprise Financial, RiverSource Life Insurance Company, a wholly-owned subsidiary of Ameriprise Financial and the affiliated funds-of-funds owned approximately 52% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class

--------------------------------------------------------------------------------

 34 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-

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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT 35 commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2007, the Fund has entered into outstanding when-issued securities of $16,126,734.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an

--------------------------------------------------------------------------------

 36 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT 37 market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." At July 31, 2007, the Fund had no outstanding forward sale commitments.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

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 38 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $42,154 and accumulated net realized loss has been decreased by $42,154.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $2,943,020    $3,112,529
      Long-term capital gain....................            --            --
CLASS B
Distributions paid from:
      Ordinary income...........................       466,993       694,299
      Long-term capital gain....................            --            --
CLASS C
Distributions paid from:
      Ordinary income...........................        63,695        50,836
      Long-term capital gain....................            --            --
CLASS I
Distributions paid from:
      Ordinary income...........................     3,369,145     3,857,418
      Long-term capital gain....................            --            --
CLASS R4*
Distributions paid from:
      Ordinary income...........................           488         2,227
      Long-term capital gain....................            --            --
CLASS W**
Distributions paid from:
      Ordinary income...........................           141           N/A
      Long-term capital gain....................            --           N/A

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
**   For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  39

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $    10,296
Undistributed accumulated long-term gain...................    $        --
Accumulated realized loss..................................    $(3,394,837)
Unrealized appreciation (depreciation).....................    $(2,012,915)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee

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 40 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT is a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007, was 0.48% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $3,055 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  41

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $124,567 for Class A, $11,967 for Class B and $153 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 0.89% for Class A, 1.65% for Class B, 1.64% for Class C, 0.54% for Class I, 0.73% for Class R4 and 0.97% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C, Class R4 and Class W were $40,619, $8,069, $1,058, $10 and $1, respectively,

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 42 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT and the management fees waived at the Fund level were $239,752. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I, 0.73% for Class R4 and 0.97% for Class W of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds) will not exceed 0.89% for Class A, 1.65% for Class B, 1.64% for Class C, 0.52% for Class I, 0.77% for Class R4 and 0.97% for Class W of the Fund's average daily net assets until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $8,439 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $399,071,212 and $399,387,524, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED JULY 31, 2007
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        2,103,054       275,184       (3,422,168)       (1,043,930)
Class B                          302,267        43,993         (923,525)         (577,265)
Class C                           51,071         5,896          (61,011)           (4,044)
Class I                        1,716,233       346,080         (681,108)        1,381,205
Class R4*                            602             3             (605)               --
Class W**                            512            --               --               512
----------------------------------------------------------------------------------------------

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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  43

                                                  YEAR ENDED JULY 31, 2006
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        3,545,700       290,303       (4,883,845)       (1,047,842)
Class B                          724,627        65,356       (1,758,049)         (968,066)
Class C                          108,907         4,697         (107,203)            6,401
Class I                        5,936,963       397,347       (6,635,349)         (301,039)
Class R4*                             --           175           (5,293)           (5,118)
----------------------------------------------------------------------------------------------

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $108,066 that were pledged as collateral to cover initial margin deposits on 26 open purchase contracts and 56 open sale contracts. The notional market value of the open purchase contracts at July 31, 2007 was $2,750,000 with a net unrealized gain of $27,313. The notional market value of the open sale contracts at July 31, 2007 was $7,017,375 with a net unrealized loss of $87,340. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. SWAP CONTRACTS

At July 31, 2007, the Fund had the following open CBMS total return swap contracts:

                                                                     UNREALIZED
                                     TERMINATION      NOTIONAL      APPRECIATION
                                        DATE           AMOUNT      (DEPRECIATION)
---------------------------------------------------------------------------------
Receive total return on Lehman
Brothers Aaa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 0.25%.
Counterparty: Wachovia               Oct. 1, 2007    $1,900,000       $(11,700)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.20%.
Counterparty: Citigroup              Nov. 1, 2007       400,000        (21,854)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.10%.
Counterparty: Citigroup              Dec. 1, 2007       400,000        (21,888)

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 44 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

                                                                     UNREALIZED
                                     TERMINATION      NOTIONAL      APPRECIATION
                                        DATE           AMOUNT      (DEPRECIATION)
---------------------------------------------------------------------------------
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.05%.
Counterparty: Wachovia               Dec. 1, 2007      $350,000       $(19,126)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR plus 1.10%.
Counterparty: Wachovia               Jan. 1, 2008       400,000        (21,841)
Receive spread on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
plus 1.00% times notional amount
plus spread return amount, if
such amount is positive, and pay
the absolute value of the spread
return amount, if such amount is
negative.
Counterparty: Citigroup              Jan. 1, 2008       150,000        (10,701)
---------------------------------------------------------------------------------
  Total                                                              $(107,110)
---------------------------------------------------------------------------------

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $74,840,843 and $67,667,358, respectively, for the year ended July 31, 2007.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a

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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT 45 rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

9. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $3,334,510 at July 31, 2007, that if not offset by capital gains will expire as follows:

    2014        2015
  $388,116   $2,946,394

The Fund also had a post-October loss of $60,327 at July 31, 2007.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with

--------------------------------------------------------------------------------

 46 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT 47 legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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 48 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,               2007           2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.57          $9.79          $9.76          $9.65          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .42(c)         .37            .29            .22            .01
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .04            .11           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .44            .16            .33            .33           (.30)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.43)          (.36)          (.30)          (.22)          (.01)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.43)          (.38)          (.30)          (.22)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.76          $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $62            $71            $83           $103            $55
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .89%           .90%           .94%           .96%           .96%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.34%          3.80%          2.89%          2.31%          1.39%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.63%          1.73%          3.35%          3.46%         (2.94%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.11%, 1.09%, 1.05%, 1.03% and 2.40% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  49

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.57          $9.79          $9.76          $9.66          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .34(c)         .30            .21            .15            .01
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .04            .10           (.30)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .09            .25            .25           (.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.29)          (.22)          (.15)          (.01)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.35)          (.31)          (.22)          (.15)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.76          $9.66
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $10            $15            $25            $21             $6
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.65%          1.66%          1.70%          1.71%          1.74%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.57%          3.02%          2.17%          1.57%          1.02%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.84%          1.00%          2.56%          2.58%         (2.91%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.87%, 1.86%, 1.82%, 1.78% and 3.16% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 50 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.56          $9.79          $9.75          $9.65          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35(c)         .30            .21            .15            .01
Net gains (losses) (both realized and
 unrealized)                                .01           (.22)           .05            .10           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .08            .26            .25           (.30)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.29)          (.22)          (.15)          (.01)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.35)          (.31)          (.22)          (.15)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.57          $9.56          $9.79          $9.75          $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $2             $2             $2             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.64%          1.67%          1.70%          1.72%          1.72%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.59%          3.07%          2.14%          1.56%           .85%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.84%           .89%          2.67%          2.58%         (3.02%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.86%, 1.86%, 1.81%, 1.79% and 3.16% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  51

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.57          $9.79          $9.76          $9.90
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .45(c)         .40            .32            .11
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .03           (.14)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .47            .19            .35           (.03)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.46)          (.39)          (.32)          (.11)
Distributions from realized gains            --           (.02)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.46)          (.41)          (.32)          (.11)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.76
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $79            $66            $70            $27
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .54%           .58%           .68%           .64%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.70%          4.17%          3.27%          2.83%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.99%          2.03%          3.62%          (.36%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.70%, 0.69%, 0.73% and 0.71% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

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 52 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.57          $9.79          $9.75          $9.65          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .43(c)         .38            .30            .24            .01
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .05            .10           (.30)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .45            .17            .35            .34           (.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.44)          (.37)          (.31)          (.24)          (.02)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.44)          (.39)          (.31)          (.24)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.75          $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .73%           .74%           .77%           .80%           .81%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.48%          3.91%          3.22%          2.44%          1.55%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.82%          1.88%          3.62%          3.53%         (2.92%)(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.98%, 0.92%, 0.95%, 0.87% and 2.24% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  53

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.76
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .27(c)
Net gains (losses) (both realized and
 unrealized)                               (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .09
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .97%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.34%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           1.00%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.12% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

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 54 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE LIMITED DURATION BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Limited Duration Bond Fund (the Fund), one of the portfolios constituting the RiverSource Bond Series, Inc. as of July 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006 were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Limited Duration Bond Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                      Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  55

The financial statements and reports of Independent Registered Public Accounting Firm (KPMG LLP), dated Sept. 20, 2006, for RiverSource Core Bond Fund, RiverSource Floating Rate Fund, RiverSource Income Opportunities Fund, RiverSource Inflation Protected Securities Fund and RiverSource Limited Duration Bond Fund are incorporated by reference to that filed in Registrant's Post-Effective Amendment No. 55 to Registration Statement No. 2-72174 on or about Sept. 27, 2006.

PART C. OTHER INFORMATION

Item 23. Exhibits.

(a)(1) Articles of Incorporation, as amended Oct. 17, 1988, filed as Exhibit 1 to Post-Effective Amendment No. 16 to Registration Statement No. 2-72174, are incorporated by reference.

(a)(2) Articles of Amendment, dated June 16, 1999, filed electronically as Exhibit (a)(2) to Post-Effective Amendment No. 44 to Registration Statement No. 2-72174 on July 24, 2003, are incorporated by reference.

(a)(3) Articles of Amendment, dated Nov. 14, 2002, filed electronically as Exhibit (a)(2) to Post-Effective Amendment No. 42 to Registration Statement No. 2-72174 on March 14, 2003, are incorporated by reference.

(a)(4) Articles of Amendment, dated April 21, 2006, filed electronically on or about Sept. 27, 2006 as Exhibit (a)(4) to Registrant's Post-Effective Amendment No. 55 to Registration Statement No. 2-72174 are incorporated by reference.

(a)(5) Certificate of Designation, dated Nov. 28, 2006 is filed electronically herewith as Exhibit (a)(5) to Registrant's Post-Effective Amendment No. 57 to Registration Statement No. 2-72174.

(b) By-laws, as amended January 11, 2001 filed electronically as Exhibit (b) to Post-Effective Amendment No. 40 to Registration Statement No. 2-72174 on or about Sept. 26, 2001, are incorporated by reference.

(c) Stock certificate, filed as Exhibit No. 4 to Registrant's Registration Statement No. 2-72174, on April 28, 1981, is incorporated by reference.

(d) Investment Management Services Agreement, dated May 1, 2006, between Registrant and RiverSource Investments, LLC filed electronically on or about Sept. 27, 2006 as Exhibit (d) to Registrant's Post-Effective Amendment No. 55 to Registration Statement No. 2-72174 is incorporated by reference.

(e)(1) Distribution Agreement, effective Oct. 1, 2005, amended and restated as of May 1, 2007, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about May 29, 2007 as Exhibit (e)(1) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-93745 is incorporated by reference.

(e)(2) Distribution Agreement, effective Aug. 1, 2006, amended and restated as of May 1, 2007, between Registrant and RiverSource Distributors, Inc. filed electronically on or about May 29, 2007 as Exhibit (e)(2) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-93745 is incorporated by reference.

(e)(3) Form of Service Agreement for RiverSource Distributors, Inc. and RiverSource Service Corporation filed electronically on or about Aug. 27, 2007 as Exhibit (e)(3) to RiverSource Sector Series, Inc. Post-Effective Amendment No. 39 to Registration Statement No. 33-20872 is incorporated by reference.

(e)(4) Form of RiverSource Funds Dealer Agreement filed electronically on or about Aug. 27, 2007 as Exhibit (e)(4) to RiverSource Sector Series, Inc. Post-Effective Amendment No. 39 to Registration Statement No. 33-20872 is incorporated by reference.

(f)    Bonus or Profit Sharing Contracts: Not Applicable.

(g)(1) Custodian Agreement, dated Oct. 1, 2005, amended and restated as of May 1, 2007, between Registrant and Ameriprise Trust Company filed electronically on or about May 29, 2007 as Exhibit (g)(1) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-93745 is incorporated by reference.

(g)(2) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 25, 1999 is incorporated by reference.

(g)(3) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated Dec. 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(4) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(5) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated Jan. 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(6) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(1) Administrative Services Agreement, dated Oct. 1, 2005, amended and restated as of May 1, 2007, between Registrant and Ameriprise Financial, Inc. filed electronically on or about June 28, 2007 as Exhibit (h)(1) to RiverSource Retirement Series Trust Post-Effective Amendment No. 3 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2) Transfer Agency Agreement, dated Oct. 1, 2005, amended and restated as of May 1, 2007, between Registrant and RiverSource Service Corporation filed electronically on or about May 29, 2007 as Exhibit (h)(2) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-93745 is incorporated by reference.

(h)(3) Master Plan Administration Services Agreement, dated Dec. 1, 2006, amended and restated as of May 1, 2007, between Registrant and RiverSource Service Corporation filed electronically on or about May 29, 2007 as Exhibit (h)(3) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-93745 is incorporated by reference.

(h)(4) Master Fee Cap/Fee Waiver Agreement, dated, Oct. 1, 2005, amended and restated as of May 1, 2007, between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, Ameriprise Financial Services, Inc., RiverSource Distributors, Inc. and the RiverSource Funds filed electronically on or about June 28, 2007 as Exhibit (h)(4) to RiverSource Retirement Series Trust Post-Effective Amendment No. 3 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(5) License Agreement, amended and restated, dated May 1, 2006, between Ameriprise Financial, Inc. and RiverSource Funds filed electronically on or about May 24, 2006 as Exhibit (h)(5) to

       RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)(1) Consent of Independent Registered Public Accounting Firm (Ernst and Young
       LLP) is filed electronically herewith.

(j)(2) Consent of Independent Registered Public Accounting Firm (KPMG LLP) is filed electronically herewith.

(k)    Omitted Financial Statements: Not Applicable.

(l)    Initial Capital Agreement: Not Applicable.

(m)(1) Plan and Agreement of Distribution, dated May 1, 2006, amended and restated as of May 1, 2007, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about May 29, 2007 as Exhibit
       (m)(1) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-93745 is incorporated by reference.

(m)(2) Plan and Agreement of Distribution, dated Aug. 1, 2006, amended and restated as of May 1, 2007, between Registrant and RiverSource Distributors, Inc. filed electronically on or about May 29, 2007 as Exhibit (m)(2) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-93745 is incorporated by reference.

(n) Rule 18f - 3(d) Plan, amended and restated as of Dec. 11, 2006, filed electronically on or about Jan. 26, 2007 as Exhibit (n) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(o)    Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Aug. 27, 2007 as Exhibit (p)(1) to RiverSource Sector Series, Inc. Post-Effective Amendment No. 39 to Registration Statement No. 33-20872 is incorporated by reference.

(p)(2) Codes of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and Registrant's principal underwriter, dated Jan. 2007 and April 2006, filed electronically on or about Jan. 26, 2007 as Exhibit (p)(2) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 are incorporated by reference.

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Sept. 11, 2007, is filed electronically herewith as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 57 to Registration Statement No. 2-72174.

Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26.        Business and Other Connections of Investment Adviser (RiverSource Investments, LLC.)

Directors and officers of RiverSource Investments, LLC. who are directors and/or officers of one or more other companies:

Name and Title                 Other company(s)                   Address*                     Title within other
                                                                                               company(s)
-------------------------      -----------------------            -------------------------    -----------------------
Neysa M. Alecu                 Advisory Capital Partners LLC                                   Anti-Money Laundering
Anti-Money Laundering                                                                          Officer
Officer
                               Advisory Capital Strategies                                     Anti-Money Laundering
                               Group Inc.                                                      Officer

                               Advisory Convertible Arbitrage                                  Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Anti-Money Laundering
                                                                                               Officer

                               American Enterprise                                             Anti-Money Laundering
                               Investment Services, Inc.                                       Officer

                               American Enterprise REO 1 LLC                                   Anti-Money Laundering

                               American Express Asset Management                               Anti-Money Laundering
                               International, Inc.                                             Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Alabama Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Arizona Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Idaho Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Maryland Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Massachusetts Inc.                                    Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Nevada Inc.                                           Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of New Mexico Inc.                                       Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Oklahoma Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Texas Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Wyoming Inc.                                          Officer

                               American Partners Life                                          Anti-Money Laundering
                               Insurance Company                                               Officer

                               Ameriprise Auto & Home Insurance                                Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Anti-Money Laundering

                               Ameriprise Financial Services,                                  Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General                                           Anti-Money Laundering
                               Partner LLC                                                     Officer

                               IDS Capital Holdings Inc.                                       Anti-Money Laundering
                                                                                               Officer

                               RiverSource Life Insurance Company                              Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors Inc.                                   Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Anti-Money Laundering
                                                                                               Officer

Ward D. Armstrong              Ameriprise Express Asset                                        Director
Director and Senior            Management International Inc.
Vice President

                               Ameriprise Financial Inc.                                       Senior Vice President -
                                                                                               Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Financial                                            Senior Vice President -
                               Services Inc.                                                   Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Trust                                                Director and Chairman of
                               Company                                                         the Board

                               Kenwood Capital Management LLC                                  Manager

John M. Baker                  Ameriprise Financial Inc.                                       Vice President - Plan Sponsor
Vice President                                                                                 Services

                               Ameriprise Financial                                            Vice President - Chief Client
                               Services Inc.                                                   Service Officer

                               Ameriprise Trust                                                Director and Senior Vice President
                               Company

Dimitris Bertsimas             None                                                            None
Vice President and Senior
Portfolio Manager

Walter S. Berman               Advisory Capital Partners LLC                                   Treasurer
Treasurer
                               Advisory Capital Strategies                                     Treasurer
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Treasurer
                               LLC

                               Advisory Select LLC                                             Treasurer

                               American Enterprise REO 1, LLC                                  Treasurer

                               American Express Asset Management                               Treasurer
                               International, Inc.

                               American Express                                                Vice President and Treasurer
                               Financial Advisors Services
                               Japan Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Alabama Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Arizona Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Idaho Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Maryland Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Nevada Inc.

                               American Express Insurance                                      Treasurer
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Wyoming Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Kentucky Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Maryland Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Pennsylvania Inc.

                               Ameriprise Auto & Home Insurance                                Treasurer
                               Agency Inc.

                               Ameriprise Certificate Company                                  Treasurer

                               Ameriprise Financial Inc.                                       Executive Vice President and
                                                                                               Chief Financial

                               Ameriprise Financial                                            Director
                               Services Inc.

                               Ameriprise Insurance Company                                    Treasurer

                               AMEX Assurance Company                                          Treasurer

                               Boston Equity General                                           Treasurer
                               Partner LLC

                               IDS Cable Corporation                                           Treasurer

                               IDS Cable II Corporation                                        Treasurer

                               IDS Capital Holdings Inc.                                       Treasurer

                               RiverSource Life Insurance Company                              Vice President and Treasurer

                               RiverSource Life Insurance Co.                                  Vice President and Treasurer
                               of New York

                               IDS Management Corporation                                      Treasurer

                               IDS Partnership Services                                        Treasurer
                               Corporation

                               IDS Property Casualty                                           Treasurer
                               Insurance Company

                               IDS Realty Corporation                                          Treasurer

                               IDS REO 1, LLC                                                  Treasurer

                               IDS REO 2, LLC                                                  Treasurer

                               Investors Syndicate                                             Vice President and Treasurer
                               Development Corp.

                               Kenwood Capital                                                 Treasurer
                               Management LLC

                               RiverSource Service Corporation                                 Treasurer

                               RiverSource Tax Advantaged                                      Treasurer
                               Investments Inc.

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

Richard N. Bush                Advisory Capital Partners LLC                                   Senior Vice President - Corporate Tax
Senior Vice President -
Corporate Tax
                               Advisory Capital Strategies                                     Senior Vice President - Corporate Tax
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Senior Vice President - Corporate Tax
                               LLC

                               American Enterprise Investment                                  Senior Vice President - Corporate Tax
                               Services Inc

                               American Enterprise REO 1 LLC                                   Senior Vice President - Corporate Tax

                               American Express Asset                                          Senior Vice President - Corporate Tax
                               Management International Inc

                               American Express Financial                                      Senior Vice President - Corporate Tax
                               Advisors Japan Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Alabama Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Arizona Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Idaho Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Maryland Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Nevada Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of New Mexico Inc

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Wyoming Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Kentucky Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Maryland Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Pennsylvania Inc.

                               Ameriprise Financial Inc.                                       Senior Vice President - Corporate Tax

                               Ameriprise Financial Services                                   Senior Vice President - Corporate Tax
                               Inc.

                               Ameriprise Insurance Company                                    Senior Vice President - Corporate Tax

                               AMEX Assurance Company                                          Senior Vice President - Corporate Tax

                               Boston Equity General Partner LLC                               Senior Vice President - Corporate Tax

                               IDS Cable Corporation                                           Senior Vice President - Corporate Tax

                               IDS Cable II Corporation                                        Senior Vice President - Corporate Tax

                               IDS Capital Holdings Inc.                                       Senior Vice President - Corporate Tax

                               IDS Futures Corporation                                         Senior Vice President - Corporate Tax

                               RiverSource Life Insurance Company                              Senior Vice President - Corporate Tax

                               RiverSource Life Insurance Co. of                               Senior Vice President - Corporate Tax
                               New York

                               IDS Management Corporation                                      Senior Vice President - Corporate Tax

                               IDS Property Casualty Insurance                                 Senior Vice President - Corporate Tax
                               Company

                               IDS Realty Corporation                                          Senior Vice President - Corporate Tax

                               IDS REO 1 LLC                                                   Senior Vice President - Corporate Tax

                               IDS REO 2 LLC                                                   Senior Vice President - Corporate Tax

                               RiverSource Service Corporation                                 Senior Vice President - Corporate Tax

                               Riversource Tax Advantaged                                      Senior Vice President - Corporate Tax
                               Investments Inc.

Kevin J. Callahan              None                                                            None
Vice President

Robert D. Ewing                Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

Peter A. Gallus                Advisory Capital Partners LLC                                   President, Chief Operating Officer
Senior Vice President,                                                                         and Chief Compliance Officer
Chief Operating Officer
and Assistant Treasurer        Advisory Capital Strategies                                     Director, President, Chief Operating
                               Group Inc.                                                      Officer and Chief Compliance Officer

                               Advisory Convertible
                               Arbitrage LLC                                                   President, Chief Operating Officer
                                                                                               and Chief Compliance Officer

                               Advisory Select LLC                                             Vice President and Chief
                                                                                               Compliance Officer

                               American Express Asset                                          Assistant Treasurer
                               Management International, Inc.

                               Ameriprise Financial Inc.                                       Vice President - Investment
                                                                                               Administration

                               Ameriprise Financial                                            Vice President - CAO
                               Services Inc.                                                   Investment Management

                               Boston Equity General                                           President, Chief Operating Officer
                               Partner LLC                                                     and Chief Compliance Officer

                               IDS Capital Holdings Inc.                                       Vice President and Controller

                               Kenwood Capital Management LLC                                  Manager

Jim Hamalainen                 Ameriprise Financial Inc.                                       Assistant Treasurer
Vice President - Asset
Liability Management           RiverSource Life Insurance Company                              Vice President - Investments

                               RiverSource Life Insurance Co. of New York                      Vice President - Investments

James C. Jackson               None                                                            None
Vice President and Senior
Portfolio Manager

Christopher P. Keating         Ameriprise Trust Company                                        Director
Head of Institutional Sales,
Client Service and
Consultant Relationships

Michelle M. Keeley             American Express                                                Director
Director and Executive Vice    Asset Management
President - Equity and         International Inc.
Fixed Income
                               Ameriprise                                                      Vice President-Investments
                               Certificate Company

                               Ameriprise Financial Inc.                                       Executive Vice President-Equity and
                                                                                               Fixed Income

                               Ameriprise Financial                                            Executive Vice President-Equity and
                               Services Inc.                                                   Fixed Income

                               Ameriprise Insurance Company                                    Vice President-Investments

                               AMEX Assurance Company                                          Vice President-Investments

                               RiverSource Life Insurance Company                              Vice President-Investments

                               Ameriprise Property Casualty Insurance                          Vice President-Investments
                               Company

                               Kenwood Capital Management LLC                                  Manager

Brian J. McGrane               Advisory Capital Partners LLC                                   Vice President and Chief Financial
Vice President and                                                                             Officer
Chief Financial Officer        Advisory Capital                                                Vice President and Chief Financial
                               Strategies Group Inc.                                           Officer

                               Advisory Convertible                                            Vice President and Chief Financial
                               Arbitrage LLC                                                   Officer

                               Advisory Select LLC                                             Vice President and Chief Financial
                                                                                               Officer

                               American Express Asset                                          Vice President and Chief Financial
                               Management International Inc.                                   Officer

                               Ameriprise                                                      Vice President and Chief Financial
                               Certificate Company                                             Officer

                               Ameriprise Financial Inc.                                       Senior Vice President and Lead
                                                                                               Financial Officer Finance

                               Ameriprise Financial                                            Vice President and Lead
                               Services Inc.                                                   Financial Officer Finance

                               Ameriprise Trust Company                                        Director

                               Boston Equity General                                           Vice President and Chief Financial
                               Partner LLC                                                     Officer

                               RiverSource Life Insurance Company                              Director, Executive Vice President
                                                                                               and Chief Financial Officer

Thomas R. Moore                American Enterprise Investment                                  Secretary
Secretary                      Services Inc.

                               American Enterprise REO 1 LLC                                   Secretary

                               American Express Insurance                                      Secretary
                               Agency of Alabama Inc.

                               American Express Insurance                                      Secretary
                               Agency of Arizona Inc.

                               American Express Insurance                                      Secretary
                               Agency of Idaho Inc.

                               American Express Insurance                                      Secretary
                               Agency of Maryland Inc.

                               American Express Insurance                                      Secretary
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Secretary
                               Agency of Nevada Inc.

                               American Express Insurance                                      Secretary
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Secretary
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Secretary
                               Agency of Wyoming Inc.

                               American Partners Life                                          Secretary
                               Insurance Company

                               Ameriprise Financial Inc.                                       Secretary

                               Ameriprise Financial                                            Secretary
                               Services Inc.

                               Ameriprise Trust Company                                        Secretary

                               IDS Cable Corporation                                           Secretary

                               IDS Cable II Corporation                                        Secretary

                               IDS Capital Holdings Inc.                                       Secretary

                               RiverSource Life Insurance Company                              Secretary

                               RiverSource Life Insurance Co.                                  Secretary
                               of New York

                               IDS Management Corporation                                      Secretary

                               IDS Realty Corporation                                          Secretary

                               IDS REO 1 LLC                                                   Secretary

                               IDS REO 2 LLC                                                   Secretary

                               Investors Syndicate                                             Secretary
                               Development Corporation

                               RiverSource Distributors Inc.                                   Secretary

                               RiverSource Service Corporation                                 Secretary

                               RiverSource Tax Advantaged                                      Secretary
                               Investments Inc.

Thomas W. Murphy               Ameriprise Certificate Company                                  Vice President - Investments
Vice President and Senior
Sector Manager                 Ameriprise Insurance Company                                    Vice President - Investments

                               AMEX Assurance Company                                          Vice President - Investments

                               RiverSource Life Insurance Company                              Vice President - Investments

                               RiverSource Life Insurance Co.                                  Vice President - Investments
                               of New York

                               IDS Property Casualty                                           Vice President - Investments
                               Insurance Company

Patrick T. Olk                 None                                                            None
Vice President

Benji Orr                      Advisory Capital Partners LLC                                   Deputy Anti-Money Laundering
Deputy Anti-Money                                                                              Officer
Laundering
Officer                        Advisory Capital Strategies Group                               Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Advisory Convertible Arbitrage                                  Deputy Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Deputy Anti-Money Laundering
                                                                                               Officer

                               American Enterprise Investment                                  Deputy Anti-Money Laundering
                               Services Inc                                                    Officer

                               American Enterprise REO 1 LLC                                   Deputy Anti-Money Laundering
                                                                                               Officer

                               American Express Asset Management                               Deputy Anti-Money Laundering
                               International Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Alabama Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Arizona Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Idaho Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Maryland Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Massachusetts Inc.                                           Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Nevada Inc.                                                  Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of New Mexico Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Oklahoma Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Texas Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Wyoming Inc.                                                 Officer

                               American Partners Life Insurance                                Deputy Anti-Money Laundering
                               Company                                                         Officer

                               Ameriprise Auto & Home Insurance                                Deputy Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Services,                                  Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General Partner LLC                               Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Capital Holdings Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Life Insurance Company                              Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors Inc.                                   Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Deputy Anti-Money Laundering
                                                                                               Officer

Jennifer L. Ponce De Leon      None                                                            None
Vice President and Senior
Sector Manager High Yield

Warren E. Spitz                None                                                            None
Vice President and Senior
Portfolio Manager

Nainoor C. "Nick" Thakore      Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group, Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

William F. "Ted" Truscott      Advisory Capital Strategies                                     Director
President, Chairman of the     Group Inc.
Board and Chief Investment
Officer                        American Express Asset                                          Director
                               Management International, Inc.

                               Ameriprise Certificate Company                                  Director, President and Chief
                                                                                               Executive Officer

                               Ameriprise Financial Inc.                                       President - U.S. Asset Management
                                                                                               and Chief Investment Officer

                               Ameriprise Financial                                            Senior Vice President and
                               Services Inc.                                                   Chief Investment Officer

                               IDS Capital Holdings Inc.                                       Director and President

                               Kenwood Capital Management LLC                                  Manager

                               RiverSource Distributors, Inc.                                  Director

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

* Unless otherwise noted, address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 27. Principal Underwriters.

(a) Ameriprise Financial Services, Inc. and RiverSource Distributors Inc. act as principal underwriters for the following investment companies:

         RiverSource California Tax-Exempt Trust; RiverSource Bond Series,
         Inc.; RiverSource Dimensions Series, Inc.; RiverSource Diversified
         Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource
         Global Series, Inc.; RiverSource Government Income Series, Inc.;
         RiverSource High Yield Income Series, Inc.; RiverSource Income
         Series, Inc.; RiverSource International Managers Series, Inc.;
         RiverSource International Series, Inc.; RiverSource Investment
         Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource
         Managers Series, Inc.; RiverSource Market Advantage Series, Inc.;
         RiverSource Money Market Series, Inc.; RiverSource Retirement Series
         Trust; RiverSource Sector Series, Inc.; RiverSource Selected Series,
         Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource
         Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.;
         RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt
         Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.;
         Ameriprise Certificate Company.

(b)  As to each director, officer or partner of the principal underwriter:
         Name and Principal                        Position and Offices with                 Offices with Registrant
         Business Address(1)                       Underwriters
         Neysa M. Alecu                            Anti-Money Laundering Officer(2),(3)      Anti-Money Laundering Officer

         Gumer C. Alvero                           Senior Vice President - Annuities(2)      None
                                                   Director(3)

         Ward D. Armstrong                         Senior Vice President -                   None
                                                   Retirement Services and
                                                   Asset Management Group(2)
                                                   None(3)

         Patrick Bannigan                          Senior Vice President -                   Office with Registrant
                                                   Asset Management,                         President
                                                   Products & Marketing Group(2)
                                                   None(3)




         John M. Baker                             Vice President - Chief                    None
                                                   Client Service Officer(2)
                                                   None(3)

         Timothy V. Bechtold                       Senior Vice President -                   None
                                                   Life and Health Insurance(2)
                                                   Director(3)

         Arthur H. Berman                          Senior Vice President and Treasurer(2)    None
                                                   None(3)

         Walter S. Berman                          Director(2)                               Treasurer
                                                   None(3)

         Leslie H. Bodell                          Vice President - Technologies I(2)        None
                                                   None(3)

         Rob Bohli                                 Group Vice President -                    None
         10375 Richmond Avenue #600                South Texas(2)
         Houston, TX 77042                         None(3)

         Walter K. Booker                          Group Vice President -                    None
         61 South Paramus Road                     New Jersey(2)
         Mack-Cali Office Center IV,               None(3)
         3rd Floor
         Paramus, NJ 07652

         Bruce J. Bordelon                         Group Vice President -                    None
         1333 N. California Blvd.,                 Northern California(2)
         Suite 200                                 None(3)
         Walnut Creek, CA 94596

         Randy L. Boser                            Vice President - Mutual Fund              None
                                                   Business Development(2)
                                                   None(3)

         Richard N. Bush                           Senior Vice President -                   None
                                                   Corporate Tax(2)
                                                   None(3)

         Patrick H. Carey                          Vice President - Fund Relationship(3)     None
                                                   None(2)

         Kenneth J. Ciak                           Vice President and                        None
         IDS Property Casualty                     General Manager - IDS
         1400 Lombardi Avenue                      Property Casualty(2)
         Green Bay, WI 54304                       None(3)

         Paul A. Connolly                          Vice President - RL HR/US Retail(2)       None
                                                   None(3)

         James M. Cracchiolo                       Director and Chairman of                  None
                                                   the Board(2)
                                                   None(3)

         Scott M. DiGiammarino                     Group Vice President -                    None
         Suite 500, 8045 Leesburg                  Washington D.C./Baltimore(2)
         Pike                                      None(3)
         Vienna, VA 22182

         Paul James Dolan                          Vice President - CAO Product Sales(2)     None
                                                   Chief Operating Officer and Chief
                                                   Administrative Officer(3)

         William J. Emptage                        Vice President - Strategic Planning(2)    None
                                                   None(3)

         Denise G. Ferguson                        Vice President - Government Affairs(2)    None
                                                   None(3)

         Benjamin R. Field                         Vice President - Finance                  None
                                                   Education and Planning Services(2)
                                                   None(3)

         Giunero Floro                             Vice President - Creative                 None
                                                   Services(2)
                                                   None(3)

         Terrence J. Flynn                         Vice President - Brokerage &              None
                                                   Clearing Operations(2)
                                                   None(3)

         Jeffrey P. Fox                            Vice President - Investment               Treasurer
                                                   Accounting(2)
                                                   Chief Financial Officer and Treasurer(3)

         Laura C. Gagnon                           Vice President - Investor Relations(2)    None
                                                   None(3)

         Peter A. Gallus                           Vice President - CAO - Ameriprise         None
                                                   Financial Services Investment
                                                   Management(2)
                                                   None(3)

         Gary W. Gassmann                          Group Vice President -                    None
         2677 Central Park Boulevard               Detroit Metro(2)
         Suite 350                                 None(3)
         Southfield, MN 48076

         John C. Greiber                           Group Vice President -                    None
                                                   Minnesota/Iowa(2)
                                                   None(3)

         Martin T. Griffin                         Vice President and National Sales         None
                                                   Manager External Channel(2)
                                                   President - Outside Distribution(3)

         Steven Guida                              Vice President -                          None
                                                   New Business and Service(2)
                                                   None(3)

         Janis K. Heaney                           Vice President -                          None
                                                   Incentive Management(2)
                                                   None(3)

         Brian M. Heath                            Director, Chief Executive Officer         None
         Suite 150                                 and President(2)
         801 E. Campbell Road                      None(3)
         Richardson, TX 75081

         Jon E. Hjelm                              Group Vice President -                    None
         655 Metro Place South                     Ohio Valley(2)
         Suite 570                                 None(3)
         Dublin, OH 43017

         David X. Hockenberry                      Group Vice President -                    None
         830 Crescent Centre Drive                 MidSouth(2)
         Suite 490                                 None(3)
         Franklin, TN 37067-7217

         Kelli A. Hunter                           Executive Vice President -                None
                                                   Human Resources(2)
                                                   None(3)

         Debra A. Hutchinson                       Vice President - Technologies I(2)        None
                                                   None(3)

         Theodore M. Jenkin                        Group Vice President -                    None
         6000 Freedom Square Drive                 Steel Cities(2)
         Suite 300                                 None(3)
         Cleveland, OH 44131

         James M. Jensen                           Vice President -                          None
                                                   Compensation and Licensing
                                                   Services(2)
                                                   None(3)

         Gregory C. Johnson                        Group Vice President -                    None
         4 Atrium Drive, #100                      Upstate New York/Vermont(2)
         Albany, NY 12205                          None(3)

         Jody M. Johnson                           Group Vice President -                    None
                                                   Twin Cities Metro(2)
                                                   None(3)

         Nancy E. Jones                            Vice President - Advisor                  None
                                                   Marketing(2)
                                                   None(3)

         William A. Jones                          Vice President - Technologies III(2)      None
                                                   None(3)

         John C. Junek                             Senior Vice President and                 None
                                                   General Counsel(2)
                                                   None(3)

         Michelle M. Keeley                        Executive Vice President -                Vice President - Investments
                                                   Equity and Fixed Income(2)
                                                   None(3)

         Raymond G. Kelly                          Group Vice President -                    None
         Suite 250                                 Northern Texas(2)
         801 East Campbell Road                    None(3)
         Richardson, TX 75081

         Richard Laiderman                         Treasurer(2),(3)                          None

         Lori J. Larson                            Vice President - Advisor                  None
                                                   Field Force Growth and
                                                   Retention(2)
                                                   None(3)

         Daniel E. Laufenberg                      Vice President - Chief                    None
                                                   U.S. Economist(2)
                                                   None(3)

         Jane W. Lee                               Vice President - General                  None
                                                   Manager Platinum Active Financial
                                                   Services(2)
                                                   None(3)

         Catherine M. Libbe                        Vice President - Marketing                None
                                                   & Product Retirement Services(2)
                                                   None(3)

         Kurt W. Lofgren                           Vice President and Chief Compliance
                                                   Officer - U.S. Retail Distribution(2)
                                                   None(3)

         Diane D. Lyngstad                         Chief Financial Officer and               None
                                                   Vice President - Comp and
                                                   Licensing Services(2)
                                                   None(3)

         Charles N. Maglaque                       Senior Vice President and                 None
                                                   Business Planning and
                                                   Operations for USAG(2)
                                                   None(3)

         Timothy J. Masek                          Vice President -                          None
                                                   Fixed Income Research(2)
                                                   None(3)

         Frank A. McCarthy                         Vice President and General Manager -      None
                                                   External Products Group(2)
                                                   None(3)

         Brian J. McGrane                          Vice President and Lead Financial         Vice President and
                                                   Officer - Finance(2)                      Chief Financial Officer
                                                   None(3)

         Dean O. McGill                            Group Vice President -                    None
         11835 W. Olympic Blvd                     Los Angeles Metro(2)
         Suite 900 East                            None(3)
         Los Angeles, CA 90064

         Jeffrey McGregor                          Vice President and National               None
                                                   Sales Manager for Distribution(2)
                                                   President - Inside Distribution(3)

         Sarah M. McKenzie                         Senior Vice President - Managed and       None
                                                   Brokerage Products (BMP)(2)
                                                   None(3)

         Penny J. Meier                            Vice President - Business                 None
                                                   Transformation/Six Sigma(2)
                                                   None(3)

         Thomas R. Moore                           Secretary(2),(3)                          Secretary

         Rebecca A. Nash                           Vice President - Service                  None
                                                   Operations(2)
                                                   None(3)

         Thomas V. Nicolosi                        Group Vice President -                    None
         Suite 220                                 New York Metro Area(2)
         500 Mamaroneck Ave.                       None(3)
         Harrison, NY 10528

         Gregory A. Nordmeyer                      Vice President and General
                                                   Manager - External Products Group(2)      None
                                                   None(3)

         Patrick H. O'Connell                      Group Vice President -                    None
         Commerce Center One                       Southern New England(2)
         333 East River                            None(3)
         Hartford, CT 06108-4200

         Geoffery Oprandy                          Group Vice President - Southwest(2)       None
         11811 N. Tatum Blvd. Suite 1030           None(3)
         Phoenix, AZ 85028

         Benji Orr                                 Deputy Anti-Money Laundering              Deputy Anti-Money Laundering
                                                   Officer(2),(3)                            Officer

         Douglas J. Parish                         General Auditor(2)                        None
                                                   None(3)

         Kristi L. Petersen                        Vice President - One Account              None
                                                   and Cash(2)
                                                   None(3)

         Scott R. Plummer                          None(2)                                   None
                                                   Chief Counsel(3)

         John G. Poole                             Group Vice President -                    None
         14755 North Outer Forty Road              Gateway/Springfield(2)
         Suite 500                                 None(3)
         Chesterfield, MO 63017

         Larry M. Post                             Group Vice President -                    None
         2 Constitution Plaza                      New England(2)
         Charlestown, MA 02129                     None(3)

         Michael J. Rearden                        Group Vice President -                    None
         1800 S. Pine Island Road, Suite 510       Southern Florida(2)
         Plantation, FL 33324                      None(3)

         Ralph D. Richardson III                   Group Vice President -                    None
         Suite 100                                 Carolinas(2)
         5511 Capital Center Drive                 None(3)
         Raleigh, NC 27606

         Mark A. Riordan                           Senior Vice President and                 None
                                                   Chief Financial Officer(2)
                                                   None(3)

         Julie Ruether                             None(2)                                   None
                                                   Chief Compliance Officer(3)

         Mark E. Schwarzmann                       None(2)                                   None
                                                   Director, President and Chief
                                                   Executive Officer(3)

         Kim M. Sharan                             Executive Vice President and
                                                   Chief Marketing Officer(2)
                                                   None(3)

         Jacqueline M. Sinjem                      Vice President - Plan                     None
                                                   Sponsor Services(2)
                                                   None(3)

         Martin S. Solhaug                         Vice President - International            None
                                                   Comp and Benefits(2)
                                                   None(3)

         Albert L. Soule                           Group Vice President -                    None
         6925 Union Park Center                    Western Frontier(2)
         Suite 200                                 None(3)
         Midvale, UT 84047

         Bridget M. Sperl                          Senior Vice President -                   None
                                                   Client Service Organization(2)
                                                   None(3)

         Kathy Stalwick                            Vice President(2)                         None
                                                   None(3)

         Paul J. Stanislaw                         Group Vice President -                    None
         Suite 1100                                Southern California/Hawaii(2)
         Two Park Plaza                            None(3)
         Irvine, CA 92614

         Lisa A. Steffes                           Vice President -                          None
                                                   Marketing Officer
                                                   Development(2)
                                                   None(3)

         David K. Stewart                          Vice President and Controller(2)          Vice President, Controller
                                                   None(3)                                   and Chief Accounting Officer

         Jeffrey J. Stremcha                       Vice President - Technologies I(2)        None
                                                   None(3)

         John T. Sweeney                           Vice President - Internal Reporting(2)    None
                                                   None(3)

         Joseph E. Sweeney                         President - Financial Planning,           None
                                                   Products and Services(2)
                                                   Senior Vice President,
                                                   General Manager - U.S. Brokerage
                                                   and Membership Banking(3)

         Craig P. Taucher                          Group Vice President -                    None
         Suite 150                                 Georgia/North Florida(2)
         4190 Belfort Rd.                          None(3)
         Jackonville, FL 32216

         Neil G. Taylor                            Group Vice President -                    None
         601 108th Ave North East                  Pacific Northwest(2)
         Suite 1800                                None(3)
         Bellevue, WA 98004-5902

         William F. "Ted" Truscott                 Senior Vice President and                 Board member and
                                                   Chief Investment Officer(2)               Vice President
                                                   Director(3)

         George F. Tsafaridis                      Vice President - Quality &                None
                                                   Service Support(2)
                                                   None(3)

         Janet M. Vandenbark                       Group Vice President -                    None
         3951 Westerre Parkway, Suite 250          Virginia(2)
         Richmond, VA 23233                        None(3)

         Ramanathan Venkataramanan                 Vice President - Technologies III(2)      None
                                                   None(3)

         Peter S. Velardi                          Senior Vice President -                   None
                                                   US Advisor Group South(2)
                                                   None(3)

         Andrew O. Washburn                        Vice President -                          None
                                                   Mutual Fund Marketing(2)
                                                   Vice President(3)

         Donald F. Weaver                          Group Vice President -                    None
         3500 Market Street,                       Eastern Pennsylvania/
         Suite 200                                 Delaware(2)
         Camp Hill, PA 17011                       None(3)

         Phil Wentzel                              Vice President - Finance(2)               None
                                                   None(3)

         Robert K. Whalen                          Group Vice President -                    None
         939 West North Ave                        Chicago Metro(2)
         Chicago, IL 60606                         None(3)

         Jeffrey A. Williams                       Senior Vice President -                   None
                                                   Cross-Sell/Strategic
                                                   Management(2)
                                                   None(3)

         William J. Williams                       Senior Vice President -                   None
                                                   US Advisor Group Central(2)
                                                   Senior Vice President -
                                                   Field Management(3)

         Dianne L. Wilson                          Vice President - Insurance                None
                                                   Operations(2)
                                                   None(3)

         Gayle W. Winfree                          Group Vice President -                    None
         1 Galleria Blvd. Suite 1900               Delta States(2)
         Metairie, LA 70001                        None(3)

         Michael R. Woodward                       Senior Vice President -                   None
         32 Ellicott St                            US Advisor Group East(2)
         Suite 100                                 Senior Vice President -
         Batavia, NY 14020                         Field Management(3)

         John R. Woerner                           Senior Vice President - Strategic         None
                                                   Planning and Business Development(2)
                                                   None(3)

(1)  Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN
     55474 unless otherwise noted.

(2)  Position and Offices with Ameriprise Financial Services, Inc.

(3)  Position and Offices with RiverSource Distributors Inc.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               Ameriprise Financial, Inc.
               70100 Ameriprise Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE BOND SERIES, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of Sept., 2007.

RIVERSOURCE BOND SERIES, INC.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of Sept., 2007.

Signature                               Capacity
---------                               --------


/s/ Stephen R. Lewis, Jr.*              Chair of the Board
-------------------------------------
Stephen R. Lewis, Jr.


/s/ Kathleen A. Blatz*                  Director
-------------------------------------
Kathleen A. Blatz


/s/ Arne H. Carlson*                    Director
-------------------------------------
Arne H. Carlson


/s/ Pamela G. Carlton*                  Director
-------------------------------------
Pamela G. Carlton


/s/ Patricia M. Flynn*                  Director
-------------------------------------
Patricia M. Flynn


/s/ Anne P. Jones*                      Director
-------------------------------------
Anne P. Jones


/s/ Jeffrey Laikind*                    Director
-------------------------------------
Jeffrey Laikind


/s/ Catherine James Paglia*             Director
-------------------------------------
Catherine James Paglia


/s/ Alison Taunton-Rigby*               Director
-------------------------------------
Alison Taunton-Rigby


/s/ William F. Truscott*                Director
-------------------------------------
William F. Truscott

* Signed pursuant to Directors/Trustees Power of Attorney, dated Sept. 11, 2007, filed electronically herewith as Exhibit (q) to Registrant's Post-Effective Amendment No. 57 to Registration Statement No. 2-72174, by:


/s/ Scott R. Plummer
-------------------------------------
Scott R. Plummer

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 57
                      TO REGISTRATION STATEMENT NO. 2-72174

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.

The prospectuses for:

     RiverSource Core Bond Fund.

     RiverSource Floating Rate Fund.

     RiverSource Income Opportunities Fund.

     RiverSource Inflation Protected Securities Fund.

     RiverSource Limited Duration Bond Fund.

Part B.

     Statement of Additional Information.

     Financial statements.

Part C.

     Other information.

The signatures.

                                  EXHIBIT INDEX

(a)(5) Certificate of Designation, dated Nov. 28, 2006.

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(j)(1) Consent of Independent Registered Public Accounting Firm (Ernst and Young
       LLP).

(j)(2) Consent of Independent Registered Public Accounting Firm (KPMG LLP).

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Sept. 11, 2007.